UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.  )

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Graymark Productions, Inc.
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required
☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
Common stock, $0.0001 par value
(2)	Aggregate number of securities to which transaction applies:
102,000,000
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
November 8, 2007 $0.40 last sale price times 102 million
(4)	Proposed maximum aggregate value of transaction:
$40,800,000
(5)	Total fee paid:
$1,253.00

☒	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

GRAYMARK PRODUCTIONS, INC.

101 North Robinson, Suite 920

Oklahoma City, Oklahoma 73102

INFORMATION STATEMENT

SUMMARY

We at Graymark Productions, Inc. are furnishing this Information Statement to you and our other shareholders in connection with our (i) pending acquisition of SDC Holdings, LLC and ApothecaryRx, LLC, both Oklahoma limited liability companies, for 102,000,000 shares of our common stock (the “Exchange”) and (ii) amendment of our Certificate of Incorporation changing our name to “Graymark Healthcare, Inc” and increasing the number of our authorized shares of common stock to 500,000,000.

SDC Holdings, LLC (“SDC Holdings”) was originally founded in August, 2002 as Otter Creek Investments (an S Corporation) with Advanced Medical Enterprises, LP as a wholly owned subsidiary.  On June 30, 2006 Otter Creek Investments completed a reorganization in which Sleep Disorder Centers, Inc. became a wholly owned subsidiary.  Prior to this reorganization both Otter Creek Investments and Sleep Disorder Centers were under common ownership and common management.  On January 31, 2007, Otter Creek Investments converted to a limited liability company and all member interests were acquired by SDC Holdings.  These centers diagnose sleep disorders conditions, including obstructive sleep apnea, and sell products designed to treat these conditions.  As of September 30, 2007, SDC Holdings operated nine sleep diagnosis centers in Oklahoma and Texas. At these sleep centers, SDC Holdings conducts sleep studies to determine whether the referred patients suffer from sleep disorders and if so the severity of their conditions.  If a patient is determined to suffer from obstructive sleep apnea, the patient and referring physician are offered a comprehensive sleep program. The program includes diagnosis, titration procedure (that is, the process of determining the optimal pressure to prescribe for the Continuous Positive Airway Pressure, or CPAP device), and the therapeutic intervention.  The principal sleep disorder products offered are personal non-invasive ventilation support systems, that are used in the treatment of obstructive sleep apnea to prevent temporary airway closure during sleep.  SDC Holdings’ executive offices are located at 305 North Bryant, Edmond, Oklahoma 73034 and its telephone number at that location is (405) 285-4914.  See “SDC Holdings,” below.

ApothecaryRx, LLC (“ApothecaryRx”) began its retail pharmacy operations in July 2006.  As of October 31, 2007, these operations include 11 retail pharmacy locations in Colorado, Minnesota, Missouri and Oklahoma.  The ApothecaryRx pharmacies sell prescription drugs and a limited assortment of healthcare items and general merchandise, including over-the-counter drugs, gift items, seasonal merchandise, and greeting cards.  Existing pharmacy locations generally range in size from approximately 500 to12,000 square feet, with an average size of 7,500 square feet.  The executive offices of ApothecaryRx LLC are located at 5500 Wayzata Boulevard, Suite 210, Golden Valley, Minnesota 55416 and the telephone number at that location is (763) 392-1781.  See “ApothecaryRx,” below.

Our board of directors approved the Exchange Agreement among the owners of SDC Holdings and ApothecaryRx and Graymark Productions in the form substantially as attached hereto as Appendix A (the “Exchange Agreement”) at a meeting duly called and held on November 19, 2007.  As allowed by our Certificate of Incorporation and Bylaws and by Section 1073 of the Oklahoma General Corporation Act (“Oklahoma Law’), five of our shareholders including two of our executive officers and directors, who collectively own beneficially approximately 56.7% of the issued and outstanding shares of common stock, $0.0001 par value per share, will execute a written consent, substantially in the form attached hereto as Appendix B (the “Shareholder Consent”), approving the Exchange Agreement.  In connection with the acquisition of SDC Holdings and ApothecaryRx and in part pursuant to the Exchange Agreement, we will change our name to “Graymark Healthcare, Inc.” by amending our Certificate of Incorporation (the “Name Change Amendment”), which was also unanimously approved our board.  In addition, our board unanimously approved the increase in the number of authorized shares of our common stock to 500,000,000 by amending our Certificate of Incorporation (the “Share Authorization Amendment”).  The Shareholder Consent also includes approval of the amendments to our Certificate of Incorporation by our shareholders.

It is anticipated that the Shareholders Consent will be executed 20 days following mailing of this Information Statement to our shareholders and one day thereafter the acquisition of SDC Holdings and ApothecaryRx will be closed.  Immediately after execution of the Shareholder Consent, we will file the amendment to our Certificate of Incorporation with the Secretary of State of Oklahoma providing for the Name Change Amendment and Share Authorization Amendment.  Consequently, further shareholder vote or approval will not be required to consummate our acquisition of SDC Holdings and ApothecaryRx and to effectuate the Name Change Amendment and Share Authorization Amendment.  ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being sent to our shareholders on or about December 5, 2007.

RECORD DATE AND VOTING SECURITIES

This Information Statement is being sent to our shareholders of record at the close of business on December 5, 2007 (the “Record Date”).  As of the Record Date, there were 8,952,001 shares of common stock outstanding and entitled to vote in connection with the matters covered by the Shareholder Consent.  Each share is entitled to one vote.  We do not have any other issued and outstanding securities entitled to vote in connection with our acquisition of SDC Holdings and ApothecaryRx and the Name Change Amendment and Share Authorization Amendment.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

General

The following table presents certain information as to the beneficial ownership of our common stock as of the Record Date, and the beneficial ownership of the common stock of (i) each person who is known to us to be the beneficial owner of more than 5% thereof, (ii) each of our directors, nominee directors and executive officers, and (iii) all of our executive officers and directors as a group, together with their percentage holdings of the outstanding shares, and, as adjusted, before the Exchange and after giving effect to the Exchange.  All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated, and there are no family relationships amongst our executive officers, directors and 5% and greater shareholders, except as otherwise indicated by footnote.  For purposes of the following table, the number of shares and percent of ownership of our outstanding common stock that the named person beneficially owns includes shares of our common stock that the named person has the right to acquire within 60 days of the Record Date pursuant to exercise of stock options and other types of purchase rights and are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding common stock of any other named person.

	Common Stock Beneficial Ownership
	Before the Exchange				After the Exchange
Name (and Address) of Beneficial Owner	Shares Owned of Record(1)	Rights to Acquire	Total Shares	Percent of Shares (1)(2)	Shares Owned(1)	Percent of Shares (1)(2)

Graymark Executive Officers and Directors before the Exchange —

John Simonelli(3) 101 North Robinson, Suite 920 Oklahoma City, Oklahoma 73102	1,000,000	40,000	1,040,000	11.6%	1,040,000	0.9%

Harry G. “Gray” Frederickson, Jr.(4) 101 North Robinson, Suite 920 Oklahoma City, Oklahoma 73102	1,000,000	40,000	1,040,000	11.6%	1,040,000	0.9%

Mark R. Kidd(5)	50,000	40,000	90,000	1.0%	90,000	0.1%

Lewis B. Moon(6) 6345 Glenbrook Court Oklahoma City, Oklahoma 73118	500,000	40,000	540,000	6.0%	540,000	0.5%

Fred Roos(7) 101 North Robinson, Suite 920 Oklahoma City, Oklahoma 73102	—	40,000	40,000	0.4%	40,000	0.0%

George “Fritz” Kiersch(7) 101 North Robinson, Suite 920 Oklahoma City, Oklahoma 73102	—	40,000	40,000	0.4%	40,000	0.0%

Stanton Nelson(8) 101 North Robinson, Suite 900 Oklahoma City, Oklahoma 73102	—	40,000	40,000	0.4%	12,901,180	11.2%

Graymark Executive Officers and Directors before the Exchange as a group (seven individuals)(9)	2,550,000	280,000	2,830,000	31.6%	15,691,180	13.7%

Graymark Executive Officers and Directors after the Exchange—

John Simonelli(3) 101 North Robinson, Suite 920 Oklahoma City, Oklahoma 73102	1,000,000	40,000	1,040,000	11.6%	1,040,000	0.9%

Stanton Nelson(8)(11) 101 North Robinson, Suite 900 Oklahoma City, Oklahoma 73102	—	40,000	40,000	0.4%	12,901,180	11.2%

	Common Stock Beneficial Ownership
	Before the Exchange				After the Exchange
Name (and Address) of Beneficial Owner	Shares Owned of Record(1)	Rights to Acquire	Total Shares	Percent of Shares (1)(2)	Shares Owned(1)	Percent of Shares (1)(2)

Mark R. Kidd(5)	50,000	40,000	90,000	1.0%	90,000	0.1%

Joseph Harroz, Jr.(10)	—	—	—	0.0%	—	0.0%

Rick D. Simpson(10)	—	—	—	0.0%	—	0.0%

S. Edward Dakil, M.D.(10)	—	—	—	0.0%	—	0.0%

Graymark Executive Officers and Directors after the Exchange as a group (six individuals)(12)	1,050,000	120,000	1,170,000	12.9%	14,031,180	12.2%

Other Beneficial Owners —

SXJE, LLC and Sam Eyde(13) 2400 Byron Circle Lansing, Michigan 48912	1,373,576	1,700,000	3,073,576	34.3%	6,823,576	5.9%

Roy T. Oliver(11). 101 N. Robinson, Ste. 900 Oklahoma City, Oklahoma 73102	1,000,000	—	1,000,000	11.2%	34,875,730	30.4%

Oliver Company Holdings, LLC(11) 101 N. Robinson, Ste. 900 Oklahoma City, Oklahoma 73102	1,000,000	—	1,000,000	11.2%	34,875,730	30.4%

RTO Capital Holdings, Ltd.(11) 101 N. Robinson, Ste. 900 Oklahoma City, Oklahoma 73102	1,000,000	—	1,000,000	11.2%	34,875,730	30.4%

RTO Management, L.L.C.(11) 101 N. Robinson, Ste. 900 Oklahoma City, Oklahoma 73102	1,000,000	—	1,000,000	11.2%	34,875,730	30.4%

Lewis P. Zeidner 5500 Wayzata Boulevard, Suite 210 Golden Valley, Minnesota 55416	—	—	—	—	17,340,000	15.1%

Vahid Salalati 305 North Bryant Edmond, Oklahoma 73034	—	—	—	—	9,690,000	8.4%

Greg Luster 305 North Bryant Edmond, Oklahoma 73034	—	—	—	—	9,690,000	8.4%

W. Ransome Oliver(14) 305 North Bryant Edmond, Oklahoma 73034	—	—	—	—	8,213,040	7.1%

Lewann, Ltd.(6) 6345 Glenbrook Court Oklahoma City, Oklahoma 73118	500,000	40,000	540,000	6.0%	540,000	0.5%

E. Peter Hoffman, Jr.(15) 6301 North Western Avenue, Suite 260 Oklahoma City, Oklahoma 73118	133,700	400,000	533,700	6.0%	533,700	0.5%

(1)                                  Shares not outstanding but deemed beneficially owned by virtue of the right of a person or members of a group to acquire them within 60 days are treated as outstanding for determining the amount and percentage of common stock owned by such person.  To the Company’s knowledge, each named person has sole voting and sole investment power with respect to the shares shown except as noted, subject to community property laws, where applicable.

(2)                                  Rounded to the nearest one-tenth of one percent, based upon 8,952,001 shares of common stock outstanding before the Exchange and 114,702,001 after the Exchange.

(3)                                  Mr. Simonelli is Chairman of our Board of Directors and our Chief Executive Officer.  The number of shares and the percentages include 40,000 common stock shares purchasable pursuant to exercise of stock options expiring between December 31, 2009 and September 30, 2011.

(4)                                  Mr. Frederickson is one of our directors and our President and Chief Operating Officer.  The number of shares and the percentages include 40,000 common stock shares purchasable pursuant to exercise of stock options expiring between December 31, 2009 and September 30, 2011.

(5)                                  Mr. Kidd is our Chief Financial Officer and Secretary.  The number of shares and the percentages include 40,000 common stock shares purchasable pursuant to exercise of stock options expiring between December 31, 2009 and September 30, 2011.

(6)                                  Lewann, Ltd. is controlled by Lewis B. Moon and each is deemed the beneficial owner of the common stock shares.  Mr. Moon is one of our directors.  The number of shares and the percentages include 40,000 common stock shares purchasable by Mr. Moon pursuant to exercise of stock options expiring between December 31, 2009 and September 30, 2011.

(7)                                The named person is one of our directors.  The number of shares and the percentages include 40,000 common stock shares purchasable pursuant to exercise of stock options expiring between December 31, 2009 and September 30, 2011.

(8)                                Mr. Nelson is one of our directors and serves as Vice President of R. T. Oliver Investment Company, a company controlled by Roy T. Oliver.  Mr. Nelson does not have any beneficial ownership in the 1,000,000 common stock shares owned of record by Mr. Oliver.  The number of shares and the percentages include 40,000 common stock shares purchasable pursuant to exercise of stock options expiring between December 31, 2009 and September 30, 2011.  Following the Exchange, Mr. Nelson will become our Chief Executive Officer.

(9)                                  The number of shares and the percent includes 280,000 common stock shares purchasable pursuant to exercise of stock options expiring between December 31, 2009 and September 30, 2011.

(10)                            The named individual will become a director following completion of the Exchange.

(11)                            Roy T. Oliver is the manager of Oliver Company Holdings, LLC, which is owned by RTO Capital Holdings, Ltd., a Texas limited partnership, and RTO Management, L.L.C. (which is the general partner).  RTO Capital Holdings, Ltd. is owned by the Roy T. Oliver Revocable Trust (of which Mr. Oliver is the grantor and current income beneficiary) and the Rebecca L. Oliver Revocable Trust (of which Rebecca L. Oliver, the wife of Mr. Oliver, is the grantor and income beneficiary).  Following the Exchange, Oliver Company Holdings, LLC will own of record 33,875,730 common stock shares.  The common stock shares owned by Mr. Oliver and Oliver Company Holdings, LLC are deemed beneficially owned by each of them and RTO Capital Holdings, Ltd. and RTO Management, L.L.C.

(12)                            The number of shares and the percent includes 120,000 common stock shares purchasable pursuant to exercise of stock options expiring between December 31, 2009 and September 30, 2011.

(13)                            The number of shares and the percentages include 3,750,000common stock shares purchasable pursuant to exercise of certain conversion rights under two promissory notes (see “Acquisition of SDC Holdings and ApothecaryRx — Note Conversion and Prepayment Agreement,” below), 1,500,000 common stock shares purchasable pursuant to warrants and 200,000 common stock shares purchasable pursuant to redeemable warrants exercisable.

(14)                            W. Ransome Oliver is the adult son of Roy T. Oliver.

(15)                            The number of shares and the percent includes 300,000 common stock shares purchasable pursuant to exercise of redeemable warrants expiring October 30, 2008 and 100,000 common stock shares purchasable pursuant to exercise of warrants expiring December 31, 2008.

SUMMARY HISTORICAL AND UNAUDITED PRO FORMA

COMBINED CONDENSED FINANCIAL INFORMATION

Selected Historical Financial Information

Graymark Productions Information.  Our selected financial information that follows should be read in conjunction with our financial statements and related notes contained in our Annual Report on Form 10-KSB for the year ended December 31, 2006 and unaudited financial statements as of June 30, 2007 contained in our Quarterly Report on Form 10-QSB, each accompanying this Information Statement.  The selected financial information as of and for the years ended December 31, 2006 and 2005, is derived from our audited financial statements and as of and for the six months ended June 30, 2007 and 2006, is derived from our unaudited financial statements.  In our opinion, the financial information presented for the six months ended June 30, 2007 and 2006, reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of such information.  The results of operations during fiscal years and periods presented are not necessarily indicative of our future operations, especially following completion of the Exchange and our acquisition of SDC Holdings LLC and ApothecaryRx LLC.  Following the Exchange and our acquisition of SDC Holdings and ApothecaryRx, their combined historical financial information will become ours.

	For the Year Ended December 31,		For the Six Months Ended June 30,
	2006	2005	2007	2006
Statement of Operations Data:
Revenue	$404,276	$450,000	$77,270	$236,866

Operating expenses:
Direct operating	333,764	409,237	70,305	191,451
Impairment of film costs	1,545,014	10,500	—	1,445,014
General and administrative	379,246	471,257	165,376	201,130
Depreciation	4,578	4,864	1,527	2,431
Total operating expenses	2,262,602	895,858	237,208	1,840,026

Operating income (loss)	(1,858,326)	(445,858)	(159,938)	(1,603,160)

Other income (expense)	(337,492)	(105,328)	(205,305)	(167,193)

Net loss before minority interests	(2,195,818)	(551,186)	(365,243)	(1,770,353)
Minority interests	(19,142)	—	(2,681)	(4,839)

Net loss	$(2,214,960)	$(551,186)	$(367,924)	$(1,775,192)

Net loss per share of common stock, basic and diluted	$(0.26)	$(0.07)	$(0.04)	$(0.21)

Weighted average number of common shares outstanding, basic and diluted	8,409,481	8,266,107	8,683,645	8,331,854

Cash Flows Data:
Net cash used by operating activities	(688,849)	(1,768,190)	(16,578)	(665,005)
Net cash provided by investing activities	433,913	994,097	—	450,385
Net cash provided by (used in) financing activities	(50,000)	1,050,000	—	(50,000)

	December 31,		June 30,
	2006	2005	2007
Balance Sheet Data:
Current assets	$856,360	$1,186,340	$832,326
Working capital (deficit)	(635,812)	1,084,681	(870,026)
Total assets	3,308,059	4,788,068	3,267,708
Current liabilities	1,492,172	101,659	1,702,352
Shareholders’ equity	368,735	2,429,519	115,523

SDC Holdings, LLC Information.  SDC Holdings was originally founded in August, 2002 as Otter Creek Investments (an S Corporation) with Advanced Medical Enterprises, LP as a wholly owned subsidiary.  On June 30, 2006 Otter Creek Investments completed a reorganization in which Sleep Disorder Centers, Inc. became a wholly owned subsidiary.  Prior to this reorganization both Otter Creek Investments and Sleep Disorder Centers were under common ownership and common management.  The financial statements for 2006 and 2005 reflect the effect of this reorganization retroactively and are presented on consolidated basis.  On January 31, 2007, Otter Creek Investments converted to a limited liability company and all member interests were acquired by SDC Holdings.  The following selected financial information is that of Otter Creek Investments and SDC Holdings, LLC (and its wholly- and partially-owned subsidiaries) and should be read in conjunction with the financial statements and related notes of Otter Creek Investments and SDC Holdings included elsewhere in this Information Statement, together with “SDC Holdings, LLC — Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  The selected financial information for the years ended December 31, 2006 and 2005, is derived from the audited financial statements of Otter Creek Investments and as of and for the five months ended June 30, 2007, is derived from the unaudited financial statements of SDC

Holdings, LLC.  In the opinion of its management, the financial information presented for the five months ended June 30, 2007, reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of such information.  The results of operations during fiscal years and periods presented are not necessarily indicative of SDC Holdings’ future operations following the acquisition of the sleep center operations of Otter Creek Investments, Inc. as well as the Exchange and our acquisition of SDC Holdings and ApothecaryRx.

	Otter Creek Investments, Inc.			SDC Holdings, LLC
	For the Year Ended December 31,		For the Six Months Ended June 30,	For the Five Months Ended June 30,
	2006	2005	2006	2007
Statement of Operations Data:

Revenues	$6,741,397	$4,520,463	$3,203,188	$3,940,488
Cost of sales and services	1,928,401	1,287,974	865,377	1,390,311
Gross profit	4,812,996	3,241,489	2,337,811	2,550,177
Selling, General and Administrative Expenses:
Selling expenses	1,306,709	632,328	645,681	759,701
General and administrative expenses	1,509,900	542,273	530,308	824,978
Interest expense	119,088	78,659	443,232	424,849
Depreciation	181,008	113,028	144,819	115,425
Total operating expenses	3,116,705	1,366,288	1,287,622	2,124,953
Operating income	1,696,291	1,875,201	1,050,189	425,224
Other Income (Expense):
Interest and other income	4,044	242	—	—
Other expense	—	(1,800)	—	—
Net other income (expense)	4,044	(1,558)	—	—
Net income before minority interests	1,700,335	1,873,643	1,050,189	425,224
Minority interests	(651,032)	(491,671)	(412,309)	(291,373)
Net income	$1,049,303	$1,381,972	$637,880	$133,851

Cash Flows Data:
Net cash provided (used) by operating activities	$1,982,167	$1,388,628		$(56,592)
Net cash used by investing activities	(836,664)	(96,623)		(15,663,010)
Net cash provided (used) by financing activities	(109,234)	(1,096,750)		15,655,091

June 30, 2007
Balance Sheet Data:
Current assets	$2,352,654
Working capital	1,098,170
Goodwill	13,912,354
Total assets	17,717,236
Current liabilities	1,254,484
Total liabilities	14,372,427
Member’ equity	3,123,851

ApothecaryRx, LLC Information.  The following selected financial information is that of ApothecaryRx, LLC and should be read in conjunction with the financial statements and related notes of ApothecaryRx, together with ApothecaryRx, LLC — Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  The selected financial information as of and for the period July 3, 2006 (inception) thru December 31, 2006, is derived from the audited financial statements and as of and for the six months ended June 30, 2007 is derived from the unaudited financial statements of ApothecaryRx, LLC.  In the opinion of its management, the financial information presented for the six months ended June 30, 2007 reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of such information.  All of this financial information is presented elsewhere in this Memorandum. The results of operations during the periods presented are not necessarily indicative of ApothecaryRx’s future operations following the Exchange and our acquisition of ApothecaryRx and SDC Holdings.

	For the Period July 3, 2006 (Inception) thru December 31, 2006	For the Six Months Ended June 30, 2007
Statement of Operations Data:
Net revenues	$6,834,657	$15,741,889
Cost of goods sold	5,512,033	12,213,912
Gross profit	1,322,624	3,527,977
Operating Expenses:
Selling, general and administrative expenses	1,402,914	3,070,962
Depreciation and amortization	68,409	193,290
Total operating expenses	1,471,323	3,264,252
Operating (income class)	(148,699)	263,725
Other Income (Expense):
Interest expense, net	(120,745)	(332,078)
Net loss	$(269,444)	$(68,353)

Cash Flows Data:
Net cash provided (used) by operating activities	$(1,410,007)	$430,452
Net cash used by investing activities	(2,360,773)	(4,532,744)
Net cash provided by financing activities	4,576,000	4,200,000

	December 31, 2006	June 30, 2007
Balance Sheet Data:
Current assets	$2,935,045	$6,120,225
Working capital (deficit)	(4,820,401)	(8,601,105)
Goodwill	3,163,159	5,944,656
Total assets	8,894,582	16,466,511
Current liabilities	7,755,446	14,721,330
Total liabilities	9,163,026	16,803,308
Members’ equity (deficit)	(268,444)	(336,797)

Selected Unaudited Pro Forma Combined Condensed Financial and Operating Information

The following selected unaudited pro forma financial data gives effect to Exchange and SDC Holdings and ApothecaryRx becoming our wholly-owned subsidiaries.  For accounting purposes (but not for legal purposes), we will be considered as having been purchased by  SDC Holdings and ApothecaryRx.  The pro forma financial data assumes that SDC Holdings and ApothecaryRx were acquired by us on the first day of each year and period presented.  We call this “pro forma” information.  The pro forma information does not reflect any expenses relating to the Exchange.  We and  SDC Holdings and ApothecaryRx expect to incur aggregate expenses estimated to be approximately $125,000 in connection with the Exchange.  The pro forma information does not reflect any reduced operating expenses or other financial benefits that may be achieved after the Exchange, if any.  Therefore, although the pro forma information may  help illustrate some of the financial consequences of the Exchange, it does not attempt to predict or suggest future results.

	For the Year Ended December 31, 2006	For the Six Months Ended June 30, 2007
Unaudited Pro Forma Consolidated Statement of Operations Data:
Film revenues	$404,276	$77,270
Service revenues	5,238,016	3,602,324
Net sales	8,338,038	16,586,120
Total revenue	13,980,330	20,265,714
Cost of services	1,434,441	1,213,822
Cost of sales	6,005,993	12,544,063
Total cost of services and sales	7,440,434	13,767,885
Gross profit	6,539,896	6,497,829

Expenses:
Direct operating	1,640,473	989,198
Selling, general and administrative	3,292,060	4,323,911
Impairment of investment in films	3,567,882	2,099,868
Impairment of goodwill	—	5,280,317
Depreciation and amortization	253,995	339,636
Total expenses	8,754,410	13,032,930
Operating income (loss)	(2,214,514)	(6,535,102)
Other Income (Expense):
Interest and other income	36,281	15,250
Interest expense	(609,562)	(1,053,594)
Net other income (expense)	(573,281)	(1,038,344)
Net income (loss) before minority interests and provision for income taxes	(2,787,795)	(7,573,445)
Minority interests	(670,174)	(297,458)
Provision for income taxes	—	—
Net income (loss)	$(3,457,969)	$(7,870,903)
Net loss per share of common stock, basic and diluted	$(0.03)	$(0.07)
Weighted average number of common shares outstanding, basic and diluted	114,702,001	114,702,001

June 30, 2007
Unaudited Pro Forma Consolidated Balance Sheet Data:
Current assets	$8,555,205
Working capital (deficit)	(7,805,690)
Investment in films	1,777,530
Goodwill	19,857,010
Total assets	34,601,587
Current liabilities	16,360,895
Total liabilities	31,560,816
Stockholders’ equity	1,369,980

(1)	Prior to the Exchange SDC Holdings and ApothecaryRx were not subject to federal and state income taxes.
(2)

For purposes of the pro forma basic and diluted earnings per share computations, we have assumed that no additional shares of our common stock will be issued to the equity owners of SDC Holdings and ApothecaryRx in connection with the Exchange.

DISSENTERS’ RIGHTS OF APPRAISAL

Under the Oklahoma General Corporation Act, upon consummation of our acquisition of SDC Holdings and ApothecaryRx, our shareholders will not have any appraisal, dissenters’ or similar rights (i.e., the right to seek a judicial determination of the “fair value” of the issued and outstanding shares of our common stock and to compel us to purchase their common stock shares for cash in that amount), and those types of rights will not be voluntarily accorded by us to our shareholders.

ACQUISITION OF SDC HOLDINGS AND APOTHECARYRX

Our board of directors unanimously approved, with Stanton Nelson abstaining, the Exchange Agreement among SDC Holdings, LLC and its owners, SDOC Investors, LLC, Vahid Salalati, Greg Luster, Kevin Lewis, and Roger Ely, and ApothecaryRx, LLC and its owners, Oliver RX Investors, LLC, Lewis P. Zeidner, Michael Gold, John Frick and James A. Cox and us in the form substantially as attached hereto as Appendix A (the “Exchange Agreement”) at a meeting duly called and held on November 19, 2007.  As allowed by our Certificate of Incorporation and Bylaws and by Section 1073 of the Oklahoma General Corporation Act (“Oklahoma Law”), five shareholders, including two of our executive officers and directors, who collectively own approximately 56.7% of the issued and outstanding shares of our common stock will execute the Shareholder Consent which will constitute majority shareholder approval of the Exchange Agreement.  In connection with the acquisition of SDC Holdings and ApothecaryRx pursuant to the Exchange Agreement, we are required to increase the number of our authorized shares of common stock to 500,000,000 to have a sufficient number of authorized common stock shares for issuance of 102,000,000 shares in exchange for the equity ownership interests in SDC Holdings and ApothecaryRx. Although not required pursuant to the Exchange Agreement, we have elected to also change our name to “Graymark Healthcare, Inc.” to more accurately reflect the principal nature of our business on a going-forward basis following completion of the Exchange.

Background of the Exchange

In late 2006, our management began to reconsider its continued focus on the production of motion pictures due to capital requirements and the extended period over which any portion of motion picture production costs are recovered.  Accordingly, management decided to pursue other business opportunities to create shareholder value.  In April 2007, Roy T. Oliver, one of our principal shareholders, and Stanton Nelson, one of our directors, suggested the possible acquisition of SDC Holdings and ApothecaryRx.  John Simonelli and Gray Frederickson, our executive officers, and Messrs. Oliver and Nelson opened discussions regarding the possible acquisition.  On May 24, 2007, we executed a non-binding letter of intent with Messrs. Oliver and Nelson preliminarily setting forth the terms of our acquisition of SDC Holdings and ApothecaryRx.  During October 2007, the audited financial statements of Otter Creek Investments, Inc.(the previous owner of Sleep Disorder Centers, LLC that was acquired by SDC Holdings in January 2007) as of December 31, 2006 and 2005 and the periods then ended, and ApothecaryRx as of December 31, 2006 and the period then ended, accompanied by the reports of Murrell, Hall, McIntosh & Co., PLLP, and the unaudited financial statements of SDC Holdings and ApothecaryRX as of June 30, 2006 and the period then ended were delivered to us.

On October 30, 2007, at a meeting between John Simonelli, Roy T. Oliver proposed that the number of common stock shares to be issued to the owners of SDC Holdings and ApothecaryRx be increased by an additional 2,000,000 as based upon the number of common stock shares purchasable pursuant to outstanding stock options and warrants.  John Simonelli agreed to the increase, which raised the total number of common stock shares to be issued to the equity interest owners of SDC Holdings and ApothecaryRx to 102,000,000.

On November 19, 2007, our board of directors approved, with Stanton Nelson abstaining, the Exchange Agreement.  In November 2007, the Exchange Agreement was executed by SDC Holdings, LLC and its owners, SDOC Investors, LLC, Vahid Salalati, Greg Luster, Kevin Lewis, and Roger Ely, and ApothecaryRx, LLC and its owners, Oliver RX Investors, LLC, Lewis P. Zeidner, Michael Gold, John Frick and James A. Cox and us.

The Exchange

Has Graymark or SDC Holdings and ApothecaryRx obtained an opinion regarding the fairness of the Exchange from a financial viewpoint?

In acquisition transactions, whether an exchange, merger or consolidation, the respective companies in some circumstances obtain opinions of investment banking or financial advisers firms.  These opinions, commonly referred to as a “fairness opinion,” relate to the fairness to the respective shareholders of the consideration to be deliver or received in the acquisition transaction from a financial point of view.  A fairness opinion will not be sought from an investment banking or financial adviser firm regarding the fairness of the Exchange and our acquisition of SDC Holdings and ApothecaryRx.  Our Board of Directors concluded that the cost of a fairness opinion was unwarranted because:

•	SDC Holdings and ApothecaryRx will immediately provide us with reoccurring revenue and operating income on a more consistent basis than our motion picture production activities have to date,

•	We anticipate that the Exchange will increase shareholder value in the future, and

•

SDC Holdings and ApothecaryRx will provide us with additional diverse business segments and provide less dependence on our motion picture production activities and lessen our need for additional capital resources and the associated shareholder dilution.

Without an independent third-party fairness opinion, our Board of Directors concluded that the consideration to be received by the equity owners of SDC Holdings and ApothecaryRx in the Exchange is fair from  a financial point of view to our shareholders.  However, the members of our Board of Directors are not experienced in investment banking and the valuation of companies.  Consequently, we provide no assurance that:

•	an independent third party experienced in investment banking would similarly conclude that the consideration for the Exchange is fair from a financial point of view to our shareholders; or

•

the Exchange consideration (102,000,000 shares of our common stock) to be delivered to the equity owners of SDC Holdings and ApothecaryRx will have an aggregate value greater or less than the aggregate value of SDC Holdings and ApothecaryRx from a financial point of view.

Will shareholders of Graymark have any approval or appraisal rights?

The Oklahoma General Corporation Act does not require approval of the Exchange by our shareholders.  Accordingly, we have not sought shareholder approval of the Exchange.  However, we intend to amend our Certificate of Incorporation to increase the number of our authorized common stock shares to 500,000,000 and this amendment will require approval by the holders of a majority of our outstanding common stock shares.  Because  shareholder approval is not required to complete the Exchange, our shareholders will not have any rights of appraisal under the Oklahoma General Corporation Act.

Will there be any management changes of Graymark after the merger-acquisition?

Upon completion of the Exchange, Joseph Harroz, Jr., Rick D. Simpson  and S. Edward Dakil, M.D. (“nominee directors”) will become “independent” members of our board of directors and Harry G. “Gray” Frederickson, Jr., Fred Roos, George “Fritz” Kiersch and Lewis B. Moon will resign as our directors.  Furthermore, Stanton Nelson and John Simonelli, two of our current board members, will continue to serve and Mr. Simonelli will continue to serve as our chairman.  Following completion of the Exchange, three members of our board of directors will represent voting control of our board.  See “Management” for the background information of our directors, nominee directors and executive officers.

Do any members of management have any material interests in the Exchange?

Roy T. Oliver, one of our principal shareholders, and Stanton Nelson, one of our Directors, jointly and indirectly control SDC Holdings and ApothecaryRx.  Other than Messrs. Oliver and Nelson, none of our officers, directors or principal shareholders have a material interest in the Exchange.  On the effective date of the Exchange, Messrs. Oliver and Nelson will indirectly receive 33,875,730 and 12,861,180 common stock shares as a result of their ownership of SDOC Investors, LLC and Oliver RX Investors, LLC in exchange for their equity ownership interest in each of SDC Holdings and ApothecaryRx that in the aggregate will represent effective shareholder voting control.

How will the Exchange be treated for accounting purposes?

Although SDC Holdings and ApothecaryRx will become our wholly-owned subsidiaries, for accounting purposes, SDC Holdings and ApothecaryRx will be considered to have acquired us by purchase.  This accounting treatment is known as a “reverse acquisition.”  Accordingly, under the purchase method of accounting for the reverse acquisition,

•	SDC Holdings and ApothecaryRx will be deemed to have purchased us,

•

SDC Holdings and ApothecaryRx, on a combined basis, will be treated as having issued the number of our common stock shares outstanding immediately prior to completion of the Exchange and assumed our liabilities in purchase of our assets,

•	the accounting information of SDC Holdings and ApothecaryRx, on a combined basis, will become our accounting information, and

•	the results of operations of SDC Holdings and ApothecaryRx will be substituted for ours, and

•	the retained earnings of SDC Holdings in excess of the accumulated deficit of ApothecaryRx will become ours and our prior accumulated deficit will be eliminated.

Does the Exchange have any United States federal income tax consequences to us and our shareholders?

The following discussion is a summary of the material U.S. federal income tax consequences of the Exchange and our acquisition of SDC Holdings and ApothecaryRx to us and our shareholders.  The following discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, administrative rulings and pronouncements and judicial decisions as of the date of this Memorandum, all of which are subject to change, possibly with retroactive effect.

The discussion below is for general information only and does not address the effects of any state, local or foreign tax laws as they may relate to the Exchange.  In addition, the discussion below assumes the common stock shares held by the shares qualify as “capital assets”.  However, the tax treatment may vary depending upon a shareholders’ particular tax situation.  Certain taxpayers, including insurance companies, tax-exempt organizations, financial institutions and broker-dealers may be subject to special rules not addressed below.  Furthermore, the following discussion is not intended to summarize and only addresses, on a limited basis, the tax matters that may affect the equity interest owners of SDC Holdings and ApothecaryRx.  Except as otherwise indicated, statements of legal conclusions regarding tax treatments, tax effects or tax consequences reflect the opinions of Dunn Swan and Cunningham, P.C., a Professional Corporation, our legal counsel.  No rulings have been requested from the Internal Revenue Service (the “IRS”) regarding the federal income tax consequences of the Exchange, and the IRS may disagree with some of the conclusions set forth below.

Shareholders.  The Exchange will not have any tax consequences to our shareholders.  Therefore, our shareholders will not recognize any gain or loss as a result of the Exchange.

Graymark Productions.  Following the Exchange, the equity ownership interests of SDC Holdings and ApothecaryRx will be owned by us.  Furthermore, as a result of the Exchange, SDC Holdings and ApothecaryRx will be deemed to have constructively terminated for federal income tax purposes and will be disregarded entities (our divisions)  for federal income tax purposes immediately after consummation of the Exchange. The tax consequences to us of the Exchange will be as follows:

(a)            Gain or loss.  We will not recognize any gain or loss on the Exchange.  Furthermore, no gain or loss will be recognized by us upon our actual or constructive receipt of net assets from SDC Holdings and ApothecaryRx upon their constructive termination for federal income tax purposes.  However,  gain will be recognized to the extent that the amount of cash actually or constructively received from either or both of SDC Holdings or ApothecaryRx exceeds our adjusted tax basis in equity ownership interests in SDC Holdings or ApothecaryRx, which is anticipated not to be the case.

(b)           Tax Basis.  Upon consummation of the Exchange, the adjusted bases of the equity ownership interests in SDC Holdings and ApothecaryRx we receive in exchange for our common stock shares will be equal to the  respective adjusted tax basis of equity ownership interests immediately prior to the Exchange, increased by the amount of gain, if any, recognized by the current holders of the equity ownership interests (none of which is anticipated).  As a result of the Exchange, SDC Holdings and ApothecaryRx will be deemed to have been liquidated for federal income tax purposes and, consequently, the adjusted tax bases of the assets and properties (other than cash) deemed distributed to us will be equal to the adjusted tax basis of the equity ownership interests received by us pursuant to the Exchange, reduced by any money received by us as a result of the deemed liquidation of SDC Holdings and ApothecaryRx.

(c)            Holding Periods.  Our holding periods of the equity ownership interests in SDC Holdings and ApothecaryRx received in exchange for our common stock shares will include the respective holding periods of the current holders of the equity ownership interests.

(d)           Carryforwards.  Consummation of the Exchange will constitute an ownership change under the Code that will result in an annual limitation on the amount of our net operating loss carryforwards (“NOL carryforwards”) that can be used to our offset taxable income following the Exchange.  Our NOL carryforwards totaled approximately $2,765,000 at December 31, 2006.  The annual limitation amount will generally be equal to our value, based upon the fair market value of our common stock immediately before the Exchange, multiplied by the federal long-term rate as defined in the Code.

Following the Exchange, the income and deductions attributable to the assets and liabilities of SDC Holdings and ApothecaryRx will be included in the consolidated federal income tax returns and we will pay income taxes on any taxable profits attributable to the operations of SDC Holdings and ApothecaryRx as part of our consolidated group.

It is anticipated that we will not incur any significant state or local tax liability as a result of the Exchange.  After the Exchange, however, the assets and properties of SDC Holdings and ApothecaryRx attributable will be subject to various state franchise taxes and other state and local taxes at the corporate level.

Other Tax Aspects.  As mentioned above, we have not summarized or discussed the tax matters that may affect the holders of the equity ownership interests in SDC Holdings and ApothecaryRx.  Our legal counsel has not expressed an opinion regarding the federal income tax consequences of the Exchange with respect to the holders of the equity ownership interests.  However, it is anticipated that the Exchange will qualify for non-recognition of gain or loss as provided in section 351 of the Code.

In general, section 351 provides that, subject to certain exceptions, no gain or loss is recognized upon the transfer of property to a corporation by one or more persons solely in exchange for stock or securities of a corporation if, “immediately after” the exchange, the person or persons are in “control” of the corporation.  Control for this purpose is defined as ownership of stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote and at least 80% of the total number of issued and outstanding shares of all other classes of stock of the corporation.

The Exchange Agreement provides that we will issue, in the aggregate, 102,000,000 shares of our common stock pursuant to the Exchange, which will represent at least 80% of the issued and outstanding common stock immediately after the Exchange and this Offering.  We will be obligated to issue additional shares of our common stock (and shares of any other class of our stock) in the event it is determined that the current holders of the equity ownership interests in  SDC Holdings and ApothecaryRx do not hold at least 80% of our voting and outstanding stock immediately after the Exchange.  Furthermore, pursuant to the purchase rights, the current holders of the equity ownership interests will have the right to purchase four additional shares of our common stock (or our other equity securities) for each share of common stock (or our other equity securities) issued by us during the period ending January 1, 2008.  The purpose of these provisions of the Exchange Agreement is to ensure that the holders of the equity ownership interests in SDC Holdings and ApothecaryRx possess at least 80% of the total number of our issued and outstanding shares of common stock and are in control of us, within the meaning of section 351 of the Code, “immediately after” the Exchange.

What are the federal securities law consequences of the Exchange?

The Exchange will not have any securities law consequences to our shareholders because they will not be receiving any shares of our common stock pursuant to the Exchange.  All shares of our common stock received by the holders of the equity ownership interests pursuant to the Exchange will be “restricted securities” as defined under Rule 144 of the Securities Act of 1933.  Restricted securities are not freely transferable; however, restricted securities may be resold in compliance with the applicable holding period, volume, manner-of-sale and notice requirements of Rules 144.  For purposes of Rules 144 and 145, the holders of the equity ownership interests receiving our common stock pursuant to the Exchange will be considered to have acquired the our common stock on the effective date of the Exchange.  This effective date will commence the one-  and two-year holding periods of the  common stock shares for purposes of Rule 144.

Will any kind of regulatory approval be required?

There are no regulatory approvals required to be obtained by SDC Holdings, ApothecaryRx or us prior to or subsequent to consummation of the Exchange.

A summary of the Exchange Agreement is presented below.

The following description of the Exchange Agreement is not complete.  For full information, you should read the Exchange Agreement, a copy of which is filed as an exhibit to the registration statement of which this Memorandum is a part.  See “Where You Can Find Additional Information.”

What are the terms of the Exchange Agreement?

The Exchange.  We will issued and deliver 102,000,000 shares of our common stock to the holders of the equity ownership interests in SDC Holdings and ApothecaryRx in exchange for the equity ownership interests and SDC Holdings and ApothecaryRx will be our wholly-owned subsidiaries.

The Issuance of Additional Shares and Purchase Rights.  We have agreed to issue additional common stock shares to the owners of SDC Holdings and ApothecaryRx to cause them to own not less than 80% of the total combined voting power of all classes of our stock entitled to vote and at least 80% of the total number of shares of all other classes of our stock immediately following the closing or completion of the Exchange.  Furthermore, in the event we issued any common stock shares or shares of any other class of our stock (other than pursuant to the Exchange) during the period ending on January 1, 2008, the owners of SDC Holdings and ApothecaryRx will have the right to purchase from us newly-issued common stock shares or any other class of our stock.  This purchase right will be available for 60 days after the date on which the shares were issued, in an amount, in the aggregate, equal to four times the number of shares issued and at the average of the price per share for which those shares were issued.

Closing.  As promptly as practicable after the satisfaction or waiver of the conditions set forth in the Exchange Agreement, we will receive assignments of the equity ownership interests from and we will issue to the holders of the equity ownership interests our common stock shares.  The date on which the exchange occurs will be the “closing date” of the Exchange.

Representations and Warranties.  We and certain holders of substantially all of the equity ownership interests of SDC Holdings and ApothecaryRx have made various representations and warranties.  Those representations and warranties relate, among other things, to the following matters (which, in certain cases, are subject to specified exceptions):

•

Organizational Status — The organization, good standing, qualification and capitalization are as described in the Exchange Agreement, except as stated, there are no commitments by SDC Holdings and ApothecaryRx to issue additional equity ownership interests;

•

Approvals and Filings — There are no governmental or regulatory approvals or filings required to complete the Exchange, or needed to prevent the termination of governmental or regulatory licenses or permits where the effect of such termination could reasonably be expected to have a material adverse effect on the business, assets or financial condition of SDC Holdings or ApothecaryRx or us, as the case may be (referred to below as a “material adverse effect”);

•

Absence of Conflict — The Exchange will not conflict with organizational documents, laws or agreements to which SDC Holdings, ApothecaryRx or we are subject, and the only consents required for the completion of the Exchange are as set forth except for those that might not reasonably be expected to have a material adverse effect;

•

Accuracy of Financial Statements — Certain financial statements delivered to us or by us were prepared fairly and in accordance with generally accepted accounting principles and there were no undisclosed liabilities that could reasonably be expected to have a material adverse effect;

•

Conduct of Business — Since the beginning of 2007 and until completion of the Exchange, each of SDC Holdings, ApothecaryRx and us has conducted its business in the ordinary course and there has been an absence of certain changes or events, including the occurrence of a material adverse effect;

•	Absence of Material Untrue Statements — There are no material untrue statements in the information statement filed with the Securities and Exchange Commission of which it is a part; and

•

Other Matters — The Exchange Agreement also includes representations and warranties dealing with employee relations, benefit plans, title to properties owned, compliance with laws, the absence of litigation that could reasonably be expected to have a material adverse effect, intellectual property rights, contracts, the validity and standing of any required permits and authorizations, compliance with environmental laws, maintenance of books and records, customers, and acquisitions and relationships and transactions with affiliates.

               Conduct of Business Pending Completion of the Exchange.  The Exchange Agreement contains various covenants and agreements of the equity interest owners related to and to cause SDC Holdings and ApothecaryRx to do or not do certain things.  Those things relate, among other things, to the following matters (which, in certain cases, are subject to specified exceptions):

•

Conduct of Business. Prior to the closing, each of SDC Holdings and ApothecaryRx will conduct its business only in the ordinary course of business and in a manner consistent with past practice. Each of SDC Holdings and ApothecaryRx also will use reasonable commercial efforts to preserve substantially intact its business organization, to keep available the services of its present officers, employees and consultants and to preserve its present relationships with customers, suppliers and other persons with which it has significant business relations. Except as contemplated by the Exchange Agreement:

•	Amendments — each of SDC Holdings and ApothecaryRx will not amend its operating agreement;

•

Changes in Capital Structure or Assets — each of SDC Holdings and ApothecaryRx will not change its equity structure, including issuing or repurchasing equity ownership interests, or sell, pledge or otherwise dispose of its assets, declare or pay any dividend or distribution (other than in an amount sufficient to provide the equity interest owners with funds to pay any federal and state income taxes, in general) or amend the terms of any of equity ownership interests or securities;

•

Issuance of Indebtedness; Capital Expenditures or Acquisitions — Without our consent, each of SDC Holdings and ApothecaryRx will not acquire any other business or incur any additional indebtedness or, except in the ordinary course of business and consistent with past practice, incur or guarantee or otherwise become responsible for any material indebtedness or make any capital expenditures or purchase any fixed assets in excess of set amounts;

•

Employment Matters — each of SDC Holdings and ApothecaryRx will not change any compensation arrangements or make any promises to pay any bonus or extra compensation to any manager, director, officer, employee, salesman or agent, increase any employee benefits, or make any commitment to adopt an additional employee benefit plan;

•

Material Change or Election — each of SDC Holdings and ApothecaryRx will not make any material change to accounting policies or procedures, or make any material tax election inconsistent with past practice, or settle or compromise any material tax liability or agree to an extension of a statute of limitations;

•

Satisfaction of Claims or Liabilities — each of SDC Holdings and ApothecaryRx will not pay, discharge or satisfy any claims, liabilities or obligations other than in the ordinary course of business and consistent with past practices; and

•

Other Actions — each of SDC Holdings and ApothecaryRx will not take or agree to take any of the above actions, or any other actions which would make any of its representations or warranties in the Exchange Agreement untrue or incorrect, or prevent it from performing its covenants under the Exchange Agreement.

•

Access to Information; Confidentiality. Upon reasonable notice and subject to any other agreement by which it is bound, each of SDC Holdings and ApothecaryRx and us will afford the other reasonable access to its properties, books, contracts, commitments and records and will furnish promptly to the other all information concerning its business, properties and personnel as the other may reasonably request.

•

Consents; Approvals. Each of SDC Holdings and ApothecaryRx and us has agreed to use its reasonable best efforts to obtain all consents, waivers, approvals, authorizations or orders, and to make all required filings, necessary to complete the Exchange.

•

Indemnification. The operating agreements of SDC Holdings and ApothecaryRx (representing with their articles of organization constitute their organizational documents) contain indemnification provisions very similar to ours. Unless required by law, these provisions will not be amended, repealed or modified for a period of three years from the closing of the Exchange in any manner that would adversely affect the rights of an individual who, at the closing, was a manager, an employee or an agent of SDC Holdings or ApothecaryRx.

•

Notification of Certain Matters. We and each of holders of the equity ownership interests of SDC Holdings and ApothecaryRx have agreed to give the other prompt notice of any event that is likely to cause any of its representations or warranties in the Exchange Agreement to be materially untrue or inaccurate, or of any failure materially to comply with any covenant, condition or agreement in the Exchange Agreement.

•

Further Action/Tax Treatment. We and each of holders of the equity ownership interests of SDC Holdings and ApothecaryRx have agreed to use all commercially reasonable efforts to consummate as promptly as practicable the transactions contemplated by the Exchange Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to their obligations under the Exchange Agreement. In addition, we and each of holders of the equity ownership interests of SDC Holdings and ApothecaryRx have agreed to use commercially reasonable efforts to cause the Exchange to qualify as an exchange under the provisions of Section 351 of the Code, and will not (both before and after consummation of the Exchange) take any actions which to our, his, her or its knowledge could reasonably be expected to prevent the Exchange from so qualifying.

What are the conditions must be satisfied to complete the Exchange?

Conditions to Obligation of Each Party to Effect the Exchange.    Our obligations and those of each holder of the equity ownership interests of SDC Holdings and ApothecaryRx to complete the Exchange are subject to the satisfaction, at or prior to the closing, of various conditions, including:

•

Representations and Warranties — The representations and warranties contained in the Exchange Agreement must be true and correct in all respects on and as of the closing, except where the failure to be true and correct could not reasonably be expected to have a material adverse effect;

•

Agreements and Covenants — All agreements and covenants contained in the Exchange Agreement must have been performed or complied in all material respects on and as of the closing, unless appropriately waived;

•

Consents and Approvals — All material required consents, waivers, approvals, authorizations or orders must be obtained, and all required filings must have been made, except where the failure to do so would not reasonably be expected to have a material adverse effect on us or the holders of the equity ownership interests of SDC Holdings and ApothecaryRx;

•

Affiliate Agreements — We must have received from each “affiliate” of SDC Holdings and ApothecaryRx an agreement to comply with the restrictions on affiliates under Rule 145 under the Securities Act of 1933;

•

Executive Officer Employment Agreements — We and ApothecaryRx must enter into an employment agreement with Lewis P. Zeidner, and we and SDC Holdings must enter into an employment agreement with each of Vahid Salalati and Greg Luster (see “— Executive Officer Employment Agreements,” below);

•	Note Conversion and Prepayment Agreement — We and SXJE, LLC must execute the Note Conversion and Prepayment Agreement (see “— Note Conversion and Prepayment Agreement,” below);

•	Registration Rights Agreement — We and the equity interest owners of SDC Holdings and ApothecaryRx must execute the Registration Rights Agreement (see “— Registration Rights Agreement,” below);

•

Governmental Actions — There must not be any pending or threatened action, proceeding or inquiry by any governmental authority or administrative agency, or any other legal restraint, preventing or seeking to prevent us from exercising all material rights and privileges pertaining to our ownership of either SDC Holdings or ApothecaryRx or the ownership or operation by us of its business or assets, or compelling or seeking to compel us to dispose of or hold separate all or any material portion of its business or assets, as a result of the Exchange; and

•	Illegality — There must not be any statute, rule, regulation or order that makes the consummation of the Exchange illegal.

Conditions to Termination.  Subject to notice requirements and rights to cure defaults or breaches, the Exchange Agreement may be terminated at any time prior to the closing:

•	by mutual written consent of the holders of the equity ownership interests in SDC Holdings and ApothecaryRx and us as authorized by our board of directors; or

•

by either us or the holders of the equity ownership interests in SDC Holdings and ApothecaryRx if the Exchange is not completed by December 31, 2007 (except that any party whose failure to fulfill any obligation under the Exchange Agreement has prevented consummation of the Exchange by such date cannot terminate the Exchange Agreement for this reason); or

•

by either us or the holders of the equity ownership interests in SDC Holdings and ApothecaryRx if there is a non-appealable final order, decree or ruling or other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Exchange; or

•

by either us or the holders of the equity ownership interests in SDC Holdings and ApothecaryRx, (i) if any representation or warranty of the holders of the equity ownership interests in SDC Holdings and ApothecaryRx or us, respectively, in the Exchange Agreement was untrue as of the applicable time when made, or (ii) upon a breach of any covenant or agreement on the part of either us or the holders of the equity ownership interests in SDC Holdings and ApothecaryRx, respectively, in the Exchange Agreement, and that would cause the conditions to the other party’s obligations would not be satisfied; or

•

by us, if any representation or warranty of the holders of the equity ownership interests in SDC Holdings and ApothecaryRx shall have become untrue causing the conditions to our obligations would not be satisfied, or by the holders of the equity ownership interests in SDC Holdings and ApothecaryRx if any of our representations or warranties shall have become untrue causing the conditions to the obligations of the holders of the equity ownership interests in SDC Holdings and ApothecaryRx would not be satisfied.

Costs and Expenses.  All fees and expenses incurred in connection with the Exchange Agreement and the Exchange will be paid by the party incurring the expenses in the event the Exchange is not consummated.  If the Exchange is consummated, we will bear all costs and expenses of the Exchange.

In the event the Exchange Agreement is terminated by either us or the equity interest owners of SDC Holdings or ApothecaryRx as a result of the any of the representations and warranties being or becoming untrue or there is a breach of any covenant or agreement that has a material adverse effect on SDC Holdings or ApothecaryRx on the one hand or us on the other hand, equity interest owner of SDC Holdings or ApothecaryRx or us will be required to reimburse up to $75,000 of the other's proven out-of-pocket expenses incurred in connection with the Exchange Agreement.

Amendment and Waiver.  The Exchange Agreement may be amended in writing by the parties at any time prior to the closing.  At any time prior to the closing, we on the one hand and the holders of the equity ownership interests in SDC Holdings and ApothecaryRx on the other hand may extend the time for the performance of any of the obligations or other acts of the other party, waive any inaccuracies in the representations and warranties of other contained in the Exchange Agreement or in any document delivered pursuant to the Exchange Agreement, or waive compliance with any of the agreements or conditions of other contained in the Exchange Agreement.  Any such extension or waiver will be valid if set forth in an instrument in writing signed by the party or parties to be bound.

Executive Officer Employment Agreements

One of the conditions of the Exchange Agreement is that Lewis P. Zeidner, Vahid Salalati and Greg Luster (the “executive officer”) enter into three-year employment agreements with us and ApothecaryRx in the case of Mr. Zeidner and SDC Holdings in the case of Messrs. Salalati and Luster.  These employment agreements are included as Exhibits E-1, E-2 and E-3 to the Exchange Agreement that is attached to this Information Statement as Appendix A.  The material terms of the employment agreements are summarized below.

Executive Officer Position.   In accordance with the terms of the employment agreements, the employment of each of Messrs. Zeidner, Salalati and Luster is full time requiring best efforts and due diligence, and may be terminated with or without cause.  Mr. Zeidner is to serve as President or Chief Executive Officer of ApothecaryRx and Mr. Salalati is to serve as Chief Executive Officer of SDC Holdings and Mr. Luster is to serve as Chief Operating Officer and General Counsel of SDC Holdings.  Except to a limited extent and as expressly permitted by ApothecaryRx or SDC Holdings, as may be applicable, or our Board of Directors, each of Messrs. Zeidner, Salalati and Luster is prohibited from serving as an officer or director of a publicly-held company, own an interest in a company that interferes with his full-time employment or that is engaged in a business activity similar to ApothecaryRx or SDC Holdings, as may be applicable.  Each of Messrs. Zeidner, Salalati and Luster is to serve on the management committee to be organized following completion of the Exchange.

Compensation.  Each of Messrs. Zeidner, Salalati and Luster is to receive an annual base salary of $190,000, $100,000 and $100,000, respectively, as well as any bonus compensation as determined in the discretion of ApothecaryRx or SDC Holdings, as may be applicable.  Each will be entitled to participate in the employee benefit plans and programs maintained and provided to our executive officers and employees.  The executive officer will be entitled to reimbursement of reasonable and ordinary expenses incurred on behalf of ApothecaryRx or SDC Holdings, as may be applicable, based upon substantiated documentation of the expenditure.  The executive officer will be entitled to four weeks of fully pay calendar-year vacation.

Employer Termination.  Each agreement will be for three-year term, subject to termination with or without cause.  ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to either of Messrs. Salalati and Luster will have the right to terminate the employment agreement without cause (for any reason) on at least 30-day advance notice (“Without Cause Termination”).  In the event of Without Cause Termination, the executive officer will be entitled to one year of his base salary payable over 24 months and the continuance of all employee benefits for one year, unless he asserts any provision of his employment agreement is invalid or unenforceable.  Any Without Cause Termination will require as a condition that the executive officer be discharged and released from all personal guarantees of our debt or any of ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to either of Messrs. Salalati and Luster.

ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to each of Messrs. Salalati and Luster may terminate his employment agreement in the event of the following:

•	He engages in gross personal misconduct which materially injures us, or any fraud or deceit regarding our business or customers or suppliers;

•	He enters a plea of nolo contendere to or is convicted of a felony;

•	He willfully and repeatedly fails to perform his duties after receiving notice and being provided an opportunity to correct such actions or

•	He breaches any material term or provision of his employment agreement (“For Cause Termination”).

Prior to any For Cause Termination, a written determination specifying the reasons for termination must be delivered and received and the executive officer will thereafter have 30 days to request a meeting to be heard and contest the reasons for termination. In the event Any For Cause Termination of the executive officer all personal guarantees our debt or any of ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to either of Messrs. Salalati and Luster will continue.

Executive Officer Termination.  Each of  Messrs. Zeidner, Salalati and Luster will have the right to terminate his employment agreement, either with or without cause.  A without cause termination requires the providing of 30 day advance notice to ApothecaryRx in the case of Mr. Zeidner or SDC Holdings in the case of either of Messrs. Salalati and Luster.  In the event of a without cause termination, all future obligations under the employment agreement will terminate and all personal guarantees of our debt or any of ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to either of Messrs. Salalati and Luster will continue.

The executive officer will have the right to terminate his employment agreement for cause in the event ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to each of Messrs. Salalati and Luster fails to pay his base compensation or provide employee benefits in accordance with his employment agreement after providing 30-days advance notice (“Employer Breach”).  In the event of termination as a result of Employer Breach, the executive officer will be entitled to receive as termination compensation equal to one year of his base compensation payable within 30 days following the termination date and continuance of all employee benefits for one year.

Disability; Death.  In the event a physical or mental condition prevents performance of the executive officer (i.e., disability), in the reasonable judgment of ApothecaryRx with respect to Mr. Zeidner or SDC Holdings with respect to each of Messrs. Salalati and Luster, from performing his duties for a period of three consecutive months, the employment of the executive officer may be terminated for cause.  In this case, all compensation and benefits payable under his employment agreement will continue for six months, reduced by any disability plan benefits.

Upon the death of the executive officer, his employment agreement will terminate; however, the estate of the executive officer will be entitled to receive six months of the base salary of the deceased executive officer and employee benefits provided under the employment agreement.

In the event of termination of the executive officer’s employment agreement as a result of his disability or death and the executive officer was not otherwise in default under the terms of his employment agreement, we and ApothecaryRx in the case of Mr. Zeidner and SDC Holdings in the case of either of Messrs. Salalati and Luster will be required to cause the executive officer or his estate to be discharged and released from all personal guarantees of our debt or that of ApothecaryRx or SDC Holdings, as may be applicable, except with respect to Mr. Zeidner the personal guarantee will continue to the extent of his common stock shares.

Confidentiality.  The executive officer will be required to maintain the confidentiality of the information that constitutes trade secrets or is of a business or confidential nature, regardless of the source of the confidential information or how it was obtained. This confidentiality is to be maintained during employment and the two years following termination of the employment agreement.

Non-competition and Non-solicitation Covenants.  During the 24 months following employment termination, the executive officer agreed as follows:

•

Not to acquire, attempt to acquire, solicit, perform services (directly or indirectly) in any capacity for, or aid another in the acquisition or attempted acquisition of an interest in any business that

•

in the case of Mr. Zeidner and ApothecaryRx is involved in the acquisition of retail pharmacies or that is involved in the retail sale of pharmaceutical drugs, in any city in the United States in which ApothecaryRx owns a pharmacy or that is within 40 miles of a pharmacy owned by ApothecaryRx or

•

in the case of either of Messrs. Salalati and Luster and SDC Holdings is involved in the acquisition or operation of sleep centers (diagnostic, treatment or equipment), in any city of a state in the United States where SDC Holdings owns any interest in a sleep center or that is within 40 miles of a sleep center location owned by SDC Holdings; or

•

Not to solicit, induce, entice or attempt to entice (directly or indirectly) any employee, officer or director (except the executive officer’s personal secretary, if any), contractor, customer, vendor or subcontractor of ApothecaryRx or SDC Holdings, as may be applicable, or ours to terminate or breach any relationship with ApothecaryRx or SDC Holdings or us or any of our affiliates, or

•

Not to solicit, induce, entice or attempt to entice any customer, vendor or subcontractor of ApothecaryRx or SDC Holdings or ours to cease doing business with ApothecaryRx or SDC Holdings, as may be applicable, or us or any of our affiliates.

Arbitration.  Any dispute or controversy arising out or relating to the executive officer’s employment or employment termination that cannot be resolved by agreement will be submitted to binding arbitration before a single arbitrator in accordance with the Rules for Commercial Cases of the American Arbitration Association and in accordance with the Federal Arbitration Act.  The arbitrator’s judgment will be final and binding, subject solely to challenge on the grounds of fraud or gross misconduct. The arbitrator will be limited to awarding compensatory damages.  The arbitration proceedings will be the sole and exclusive remedies and procedures for the resolution of disputes and controversies; however, a preliminary injunction or other provisional judicial relief may be sought if deemed reasonably necessary to avoid irreparable damage or to preserve the status quo pending arbitration.

Note Conversion and Prepayment Agreement

One of the conditions of the Exchange Agreement is that we and SXJE, LLC, one of our shareholder affiliates, execute the Note Conversion and Prepayment Agreement (Exhibit C to the Exchange Agreement that is attached to this Information Statement as Appendix A).

In August and October 2005, SXJE, LLC loan us $750,000 as now evidenced by two promissory notes that become due in January 2008.  Pursuant to those notes, SXJE has the right to convert the $1,500,000 aggregate outstanding principal and accrued interest into our common stock shares upon completion of the Exchange.  On November 7, 2007, we and SXJE executed the Note Conversion and Prepayment Agreement.  Pursuant to this agreement, SXJE agreed to accept a principal payment of one of the $750,000 notes (plus accrued interest) and convert the other $750,000 into 3,750,000 shares of our common stock.  The note payment is required within 10 days following the date that the Exchange is completed and funds from a private placement offering are released from escrow.  On the date that the note payment is made by us, the other promissory note will automatically convert into our common stock shares.

Registration Rights Agreement

One of the conditions of the Exchange Agreement is that we and the equity interest owners of SDC Holdings and ApothecaryRx execute the Registration Rights Agreement (Exhibit B to the Exchange Agreement that is attached to this Information Statement as Appendix A).  Pursuant to the terms of this agreement, we agreed to register under the Securities Act of 1933 the 102,000,000 common stock shares to be issued to the equity interest owners of SDC Holdings and ApothecaryRx and their assigns at our sole cost and expense.  We agreed to maintain the registration until the registered common stock shares may be sold without that registration pursuant to the rules and regulations of the United States Securities and Exchange Commission.  The equity interest owners of SDC Holdings and ApothecaryRx have agreed to indemnify us and we have agreed to indemnify each of them for their or our material misstatements based upon information they provide to us or we provide.

SDC HOLDINGS

Description of Business

SDC Holdings, LLC was originally founded in August, 2002 as Otter Creek Investments (an S Corporation) with Advanced Medical Enterprises, LP as a wholly owned subsidiary.  On June 30, 2006 Otter Creek Investments completed a reorganization in which Sleep Disorder Centers, Inc. became a wholly owned subsidiary.  Prior to this reorganization both Otter Creek Investments and Sleep Disorder Centers were under common ownership and common management.  On January 31, 2007, Otter Creek Investments converted to a limited liability company and all member interests were acquired by SDC Holdings.  Its executive offices are located at 305 North Bryant, Edmond, Oklahoma 73034 and its telephone number at that location is (405) 285-4914.

On January 31, 2007, SDC Holdings acquired its sleep center operations by purchase of Otter Creek Investments, LLC, a limited liability company, and its wholly owned subsidiary Advanced Medical Enterprises, LP.  Otter Creek Investments was purchased by SDC Holdings for $14,950,000.  The purchase price was funded with capital contributions of the equity interest owners of $2,990,000 and proceeds of a $11,960,000 loan from Arvest Bank (“Acquisition Indebtedness”).  In connection with this acquisition, SDC Holdings recorded goodwill of $13,912,354 which represented the purchase price in excess of the value of the assets of Otter Creek Investments.

The Acquisition Indebtedness requires quarterly interest only payments that began May 1, 2007 through February 1, 2008 at a variable rate based on a function of London Interbank Offering Rate (or LIBOR).  The effective rate was 7.32% at June 30, 2007.  Required quarterly payments of principal in the amount of $291,635 begin May 1, 2008 and continue through February 1, 2014, plus accrued interest.  The principal amount of the Acquisition Indebtedness is amortized over 20 years with all principal and accrued interest becoming due on May 1, 2014.  The Acquisition Indebtedness is secured by the assets of SDC Holdings, the guarantee of all entities related by common ownership, and the ownership interests of SDC Holdings and is further secured by the guarantees of Vahid Salalati, Greg Luster, Dr. Kevin Lewis, Roger Ely, Roy T. Oliver and Stanton Nelson.

As of September 30, 2007, SDC Holdings operated eight sleep diagnosis centers in Oklahoma and Texas and had under development two sleep diagnosis centers in Texas.  Each sleep center located in Oklahoma is owned by a limited liability company and each of the sleep centers located in Texas is owned by a limited partnership.  The limited liability companies and some of the limited partnerships are not wholly-owned by SDC Holdings.  SDC Holdings is the manager of each limited liability company and the general partner of each limited partnership.  Each location is occupied under multiple-year (or long-term) lease arrangements requiring monthly rental payments.  See “Properties.”

At these sleep centers, SDC Holdings conducts sleep studies to determine whether the patients referred to it suffer from sleep disorders and if so the severity of their condition.  SDC Holdings’ facilities are designed to diagnose and assist in the treatment of the full range of sleep disorders (there are currently over 80 different possible diagnoses of sleep disorders), however the most common referral to our facilities is Obstructive Sleep Apnea which is what will be focused on in this disclosure.   If a patient is determined to suffer from obstructive sleep apnea, the patient and the patient’s referring physician are offered a comprehensive sleep program.  This includes diagnosis, titration procedure (that is, the process of determining the optimal pressure to prescribe for the Continuous Positive Airway Pressure, or CPAP device), and the therapeutic intervention.  This offering provides a one-stop-shop approach to servicing patient’s needs.  The principal sleep disorder products currently marketed by SDC Holdings are personal non-invasive ventilation support systems and the associated disposable supplies that are used in the treatment of obstructive sleep apnea to prevent temporary airway closure during sleep.

Market Overview.  Obstructive sleep apnea is considered to be one of the most common sleep problems.  Obstructive Sleep Apnea, or OSA, is a condition that causes the soft tissue in the rear of the throat to narrow and repeatedly close during sleep. Oxygen deficiency, elevated blood pressure and increased heart rate associated with OSA are related to increased risk of cardiovascular morbidity, stroke and heart attack.  Additionally, OSA may result in excessive daytime sleepiness, reduced cognitive functions, including memory loss, lack of concentration, depression and irritability. According to National Heart, Lung and Blood Institute of the National Institutes of

Health, approximately 80% of people in the United States who suffer from sleep apnea remain undiagnosed. Increased awareness of OSA among doctors and patients in recent years is expected to continue fueling growth of the OSA diagnostic and treatment market at a rate of 15% to 20%.

The diagnosis of obstructive sleep apnea typically requires monitoring a patient during sleep.  During overnight testing, which usually takes place in a clinical setting, respiratory parameters and sleep patterns are monitored along with other vital signs, providing information about the quality of an individual’s sleep.  A report by Frost & Sullivan indicated that by 2003, there were approximately 2,800 sleep laboratories and centers in the United States.

Continuous positive airway pressure therapy, commonly referred to as CPAP therapy, has evolved as the primary method for the treatment of obstructive sleep apnea, in part because it is less invasive and more cost-effective than surgery.  Unlike surgery, which may only result in reduced snoring, CPAP therapy actually reduces or eliminates the occurrence of obstructive sleep apnea.  During this therapy, a patient sleeps with a nasal or facial mask connected by a tube to a small portable airflow generator that delivers room air at a predetermined continuous positive pressure.  The continuous air pressure acts as a pneumatic splint to keep the patient’s upper airway open and unobstructed.  As a result, the cycle of airway closures that leads to the disruption of sleep and other symptoms which characterize obstructive sleep apnea, is prevented or dramatically reduced.

CPAP is generally not a cure but a therapy for managing the chronic condition of obstructive sleep apnea, and therefore, must be used on a daily basis as long as treatment is required.  Patient compliance has been a major factor in the efficacy of CPAP treatment.  Early generations of CPAP units provided limited patient comfort and convenience.  More recently, product innovations to improve patient comfort and compliance have been developed.

Principal Products and Services.  The principal products sold by SDC Holdings are continuous positive airway pressure systems, commonly referred to as CPAP systems, that consist of a compact flow generator connected to a dual-port, air-filled cushion face mask and are used as therapy for obstructive sleep apnea. The face mask is attached to a single-patient use positive end expiratory pressure valve designed to maintain positive airway pressure with the objective of increasing patient comfort and acceptance of the treatment. The CPAP systems provide a  non-invasive and more comfortable way for treating obstructive sleep apnea.

CPAP flow generators are electro-mechanical devices which deliver continuous positive airway pressure through a nasal or full face mask to a patient suffering from obstructive sleep apnea in order to keep the patient’s airway open during sleep.  Given the importance of patient compliance in treating obstructive sleep apnea, the products are easy to use, lightweight, small and quiet, making them relatively unobtrusive at the bedside.  The latest generation of these products are self-adjusting CPAP devices that use pattern recognition technology to respond to changes in breathing patterns, as individual patient needs change.  It is the responsibility of the physician prescribing the CPAP to determine the appropriate type of device that SDC Holdings will supply for each patient.

For patients with more severe or complex obstructive sleep apnea, the bi-level CPAP is available.  These electromechanical devices allow inspiratory and expiratory pressures to be independently adjusted.

Sleep Centers and Clinics.  At June 30, 2007, SDC Holdings operated eight sleep centers and clinics in Oklahoma and Texas and had three under development in Texas. Of these facilities two are accredited by the American Academy of Sleep Medicine and there are applications submitted or pending for three other sleep centers and clinics.

At its sleep center and clinic facilities, which typically accommodate 4 to 6 patients per night, SDC Holdings conducts sleep studies to determine whether the patients referred to it suffer from sleep disorders.  If a patient is determined to suffer from obstructive sleep apnea, SDC Holdings can offer follow-up diagnostic and monitoring services to the patient and may, under certain circumstances, be in a position to sell its sleep products to the patient.  A sleep study is the process of recording various measurements used to identify different sleep stages and classify various sleep problems.  During sleep testing, the activities that occur in a patient’s body during sleep, including brain waves, muscle movements, eye movements, breathing through the mouth and nose, snoring, heart rate, and leg movements, are monitored by small electrodes and sensors applied to the patient.  These functions can be normal while the individual is awake, but abnormal during sleep.  All of this information is transmitted from the equipment being worn to a special recorder that saves these measurements for technicians to compile into a sleep report.  The referring physician receives a sleep report that includes an interpretation, by a physician who may or may not be affiliated with SDC Holdings, of the data and a diagnosis of any sleep related problem.

SDC Holdings’ sleep centers and clinics are a combination of free standing sleep diagnostic centers and clinics that are affiliated with hospitals and other medical complexes, including Bailey Medical Center in Owasso, Oklahoma.  Those centers and clinics that are affiliated with hospitals and other medical complexes provide SDC Holdings with direct access to patients at the point of diagnosis.  SDC Holdings believe that the knowledge derived from its centers and clinics enable SDC Holdings to improve its sleep diagnostic services and treatment and sell sleep disorder and personal ventilation products.

SDC Holdings’ ability to sell its sleep disorder and personal ventilation products at its sleep centers and clinics is restricted by strict federal regulations that prohibit it from diverging from a physician’s prescription.  If a physician prescribes a sleep disorder or personal ventilation product by name other than one of the products offered by SDC Holdings for a patient at one of its sleep centers or clinics, SDC Holdings are prohibited by federal regulations from substituting a different sleep disorder product.

Product supplier relationships

SDC Holdings purchases its sleep disorder and personal ventilation products from Nelcor Puritan Bennet, Fisher & Paykell, Respironics, Resmed  and others.  Generally these products are purchased on terms ranging from a Net 30 day payment to long term purchase agreements.

If the supply of these sleep disorder products should be interrupted or should cease for any reason, SDC Holdings would seek to find alternative suppliers.  In such event, SDC Holdings may experience disruption in its sales.  While there are one or more alternate suppliers, there is no assurance that, in the event of an interruption or cessation, SDC Holdings could, in fact, obtain its sleep disorder products of equal quality and functionality and in a quantity and at a cost that would not have a material adverse effect on its business and operating results.  SDC Holdings maintains a stock of sleep disorder products to lessen the impact of any temporary supply disruption.

Intellectual Property.  In the course of its operations, SDC Holdings develops trade secrets and trade marks that may assist in maintaining any developed competitive position.  When determined appropriate, SDC Holdings may enforce and defend its developed and established trade secrets and trade marks.  In an effort to protect its trade secrets, SDC Holdings requires certain employees, consultants and advisors to execute confidentiality and proprietary information agreements upon commencement of employment or consulting relationships with it.

Regulation

Licensing Requirements.  Some of the services SDC Holdings provides are subject to additional regulation of various state and local regulatory authorities.  There has been a trend developing to require facilities that provide sleep diagnostic testing to become accredited by the American Academy of Sleep Medicine as well as additional credentialing for physicians diagnosing sleep studies and the licensing of technical personnel to perform diagnostic testing procedures.

Healthcare Regulation.  As a provider of sleep diagnostic services, SDC Holdings is subject to regulation by federal and state authorities aimed at combating fraud and abuse in the healthcare industry.  The federal government has enacted statutes and corresponding regulations addressing, among other things, kickbacks, self-referral, the submission of false claims for reimbursement and the failure to follow physician prescriptions.  Many states have enacted similar statutes.  The federal laws apply in any case where SDC Holdings may provide a product or service that is reimbursable under the Medicare or Medicaid programs, or where SDC Holdings is requesting reimbursement from Medicare or Medicaid. Also see “— Third- Party Reimbursement,” below.

The federal government may impose criminal, civil and administrative penalties on a healthcare provider who files a false claim for reimbursement from Medicare or Medicaid.  Even where a claim has not been submitted to Medicare or Medicaid, criminal penalties may be imposed against the provider if the government can show that the claims constitute mail fraud or wire fraud.  The government has increasingly been applying penalties in a broadening range of circumstances, for example, in instances where reimbursement has been made or sought for medically unnecessary services or for services that fall below clinical standards for quality care.  The federal anti-kickback law prohibits the offering, solicitation, payment or receipt of anything of value that is intended to induce the referral of Medicare or Medicaid patients, or to induce the ordering of items or services that are reimbursable under those programs.  The federal anti-kickback law has been interpreted to apply where one purpose of an arrangement is to induce referrals, even if it is not the primary purpose of the arrangement.  Arrangements that meet certain so-called “safe harbors” are deemed not to violate the federal anti-kickback law; but the failure of a particular arrangement to meet a safe harbor also does not necessarily mean that such an arrangement is illegal per se.

The federal self-referral law, commonly referred to as the Stark Law, prohibits a physician from referring a patient to another healthcare provider for certain designated health products and services reimbursable by Medicare or Medicaid if the referring physician has a financial relationship with that provider. “Financial relationship” has been broadly defined in the applicable regulations to include both direct and indirect relationships, and includes both ownership interests and compensation as forms of financial relationships. As with the federal anti-kickback law’s safe harbors, the Stark Law and its regulations exclude certain arrangements from the general prohibition, provided that specific criteria applicable to each arrangement are met.

SDC Holdings’ ability to sell sleep disorder products in its centers and clinics is restricted by strict federal regulations that prohibit SDC Holdings from diverging from a physician’s prescription.  If a physician prescribes a CPAP product by name for a patient at one of the centers or clinics, SDC Holdings is prohibited by federal regulations from substituting a different brand product.

The penalties for violating these federal laws include criminal sanctions and fines, including treble damages, and civil and administrative penalties, which may include, but not be limited to, exclusion from the Medicare and Medicaid programs, and the requirement to repay to the federal government any reimbursement the provider has received in violation of the law.

Many states have enacted laws similar to the federal fraud and abuse laws.  There is a great degree of variability among these states in terms of the applicability and requirements of each of their laws.  For instance, some states’ laws are applicable only to services or products reimbursable under Medicaid, while others apply to all healthcare services regardless of the source of payment.  On the other hand, some states do not prohibit referrals to a provider with which the referring physician has a financial relationship, but only require that the patient be informed of the relationship before the referral is made.

Privacy Regulation.  SDC Holdings is subject to the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder by the United States Department of Health and Human Services (“HIPAA”) that address the privacy of health information and to reduce many of the costs and administrative burdens of the healthcare industry.  The applicable regulations address three general areas: standardization of electronic transactions, security of health information systems, and privacy of protected health information. Collectively, these regulations are intended to establish federal standards concerning the use, disclosure and protection of health information that, by its nature, can be linked to specific individuals.  In addition to limited access to protected health information of its employees, SDC Holdings collects protected health information of its patients and clients.

In addition, HIPAA imposes civil and criminal fines and penalties for the improper use and disclosure of individually identifiable health information.  The regulations continue to evolve as the United States Department of Health and Human Services continues to receive public comment and revise certain of the regulations, most notably those addressing privacy.  There is no meaningful history of enforcement efforts by the federal government at this time.  It is therefore not possible to ascertain the likelihood of enforcement efforts in connection with the HIPAA regulations or the potential fines and penalties that may result from regulation violations.

In addition, like most companies, SDC Holdings is also subject to numerous federal, state and local laws and regulations relating to safe working conditions, environmental protection and fire hazard control.  There is no assurance that SDC Holdings will not be required to incur significant expenses to comply with those laws and regulations in the future.

Third-Party Reimbursement.  The cost of medical care in the United States and many other countries is funded substantially by government and private insurance programs. SDC Holdings receives payment for its products or services directly from these third-party payors and its continued success is dependent upon the ability of patients and their healthcare providers to obtain adequate reimbursement for those products and sleep disorder diagnostic services.  In most major markets, SDC Holdings’ services and supplies are utilized and purchased primarily by patients suffering from OSA.  Patients are generally covered by private insurance.  In those cases, the patient is responsible for his or her co-payment portion of the fee and SDC Holdings invoices the patient’s insurance company for the balance. In hospitals, we contract with the hospital on a “fee for service” basis and the hospital assumes the risk of billing.

The third-party payors include Medicare, Medicaid and private health insurance providers.  These payors may deny reimbursement if they determine that a device has not received appropriate FDA clearance, is not used in accordance with approved applications, or is experimental, medically unnecessary or inappropriate.  Third-party payors are also increasingly challenging prices charged for medical products and services, and certain private insurers have initiated reimbursement systems designed to reduce healthcare costs.  The trend towards managed healthcare and the growth of health maintenance organizations, which control and significantly influence the purchase of healthcare services and products, as well as ongoing legislative proposals to reform healthcare, may all result in lower prices for our products and services.  There is no assurance that SDC Holdings’ products and services will be considered cost-effective by third-party payors, that reimbursement will be available or continue to be available, or that payors’ reimbursement policies will not adversely affect SDC Holding’s ability to sell its products and services on a profitable basis, if at all.

Competition.  Competition within the sleep disorder diagnostic and treatment market is intense.  The principal bases for competition in the market include price, quality, patient or client service, and achieved treatment results.  SDC Holdings believes that its services and products offered compete favorably with respect to these factors.  SDC Holdings competes with healthcare providers that provide similar services, including hospitals operated “for profit” or “not for profit.” and offer for sale sleep disorder products, including the manufacturers of those products, many of which have greater financial and marketing resources, broader business segments or both.  SDC Holdings’ primary competitors include the following entities and their affiliates:

•	Apria Healthcare
•	Lincare Holdings
•	Various hospital and locally maintained sleep centers
•	Durable Medical Equipment Suppliers

Employees.  As of June 30, 2007, SDC Holdings had 80 full-time employees and 5 part-time employees.  SDC Holdings believes that relations with its employees are good.  None of its employees are members of unions.

Properties

As of June 30, 2007, SDC Holdings, LLC operated eight sleep diagnosis centers in Oklahoma and Texas.  Each sleep center located in Oklahoma is owned by a limited liability company and each of the sleep centers located in Texas is owned by limited partnership.  The limited liability companies and some of the limited partnerships are not wholly-owned by SDC Holdings.  Each location is occupied under multiple-year (or long-term) lease arrangements requiring monthly rental payments.  The following table presents as of June 30, 2007 the locations, date of opening, annual rental payments, total rent payable under the leases, and lease expiration dates of occupancy leases of each sleep center or clinic.

			Occupancy Lease Information
Sleep Center and Clinic (City and State)	Date Opened	Ownership Percentage	Annual Rent	Total Rent Payable	Lease Expiration Date
Oklahoma:
Tulsa	Oct. 2004	68.0%	$40,800	$81,600	Jul. 2009
Tulsa	Apr. 2006	68.0%	48,956	167,266	Nov. 2010
Oklahoma City	Apr. 2004	65.0%	57,570	115,140	Jul. 2009
Edmond	Dec. 2003	51.0%	36,000	3,000	Month to month
Texas:
Lubbock	Oct. 2006	62.5%	50,220	217,620	Oct. 2011
Keller	Nov. 2006	65.0%	52,500	227,500	Oct. 2011
McKinney	Feb. 2007	65.0%	73,321	342,165	Feb. 2012
Plano	Jun. 2007	59.5%	28,248	131,824	Feb. 2012
Granbury	Aug. 2007	75.5%	59,400	306,900	Aug. 2012
Total			$447,015	$1,593,015

The executive offices of SDC Holdings, located at 305 North Bryant, Edmond, Oklahoma 73034 and consisting of 3,960 square feet, are occupied under a multiple-year (or long-term) lease arrangement that expires March, 2011.  The annual rental payments under the lease arrangement is $36,300.

Management

Under the terms of the Operating Agreement of SDC Holdings, the manager of SDC Holdings is elected by the holders of a majority of the outstanding equity ownership interests of SDC Holdings, which is currently held by Vahid Salalati and SN Manager, LLC (which is managed by Stanton Nelson, one of our directors).  SDOC Investors, LLC, an Oklahoma limited liability company is the majority owner of SDC Holdings.  SDOC Investors, LLC is owned 67.5% by Oliver Company Holdings, LLC, which is owned by Roy T. Oliver, and 22% by Stanton Nelson, both of whom are our affiliates.  Therefore, the managers of SDC Holdings may be removed with or without cause by Roy T. Oliver as a result of his indirect ownership of SDOC Investors, LLC.  The manager has general control and supervision over the policies and operations of SDC Holdings and directs the management and administration of its business and affairs.  The managers of SDC Holdings have the authority to designate and remove, with or without cause, any officer of SDC Holdings, and may from time to time delegate the powers or duties of any officer of SDC Holdings to any of its other officers or agents.

Set forth below is certain information with respect to the executive officers.  SDC Holdings does not have a board of directors, unlike a corporation.  Executive officers are elected by the managers of SDC Holdings and serve at their discretion.

Name	Age	Position with SDC Holdings
Vahid Salalati	34	Chief Executive Officer
Greg Luster	34	Chief Operating Officer and General Counsel
Kevin L. Lewis, MD	38	Chief Medical Officer

The following is a brief description of the business background of the executive officers of SDC Holdings:

Vahid Salalati, J.D., Chief Executive Officer, is a patent attorney who specializes in the development of early stage technologies.  In his previous position as a patent attorney for the Oklahoma Medical Research Foundation (OMRF), Vahid’s responsibilities included developing the patent portfolios, negotiating equipment and facilities leases and developing the strategic approach for each Partnership’s early success.  Vahid received his B.S. in Biochemistry and J.D. both from the University of Oklahoma.

Greg Luster, J.D., Chief Operating Officer/General Counsel, is an attorney who has experience in developing healthcare related real estate projects, such as surgery centers, medical office buildings, and hospitals. He also has extensive experience in syndicating physician groups for ownership in surgery centers, hospitals and other medically related projects.  Greg received his B.A. from Oklahoma State University and J.D. from the University of Oklahoma.

Kevin Lewis MD, Chief Medical Officer, Doctor Lewis is a board certified internal medicine, pulmonary and critical care medicine and he is also a fellowship trained Diplomat of the American Board of Sleep Medicine.  Dr. Lewis received his medical degree from the University of Texas San Antonio School of Medicine.

Executive Officer Compensation

The following table sets forth the total compensation of the Chief Executive Officer and Chief Operating Officer and General Counsel and the other executive officers who received compensation in excess of $100,000 during 2006.

Summary Compensation Table
Name and Principal Position	Year	Salary
Vahid Salalati	2006	$100,000
Chief Executive Officer

Greg Luster	2006	$100,000
Chief Operating Officer and General Counsel

Kevin Lewis	2006	$62,000
Chief Medical Officer

Indemnification Arrangements

Very similar to the provisions of the Oklahoma General Corporation Act that permit a corporation’s certificate of incorporation to eliminate in certain circumstances the monetary liability of its directors for a breach of their fiduciary duty as directors, the Operating Agreement of SDC Holdings similarly limits the monetary liability of its managers and the managers of its wholly-owned subsidiaries.  These provisions do not eliminate the liability of a manager (i) for a breach of the manager’s duty of loyalty to SDC Holdings or the holders of its equity ownership interests; (ii) for acts or omissions by the manager not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) for any transaction from which the manager derived an improper personal benefit.  In addition, these provisions do not eliminate liability of a manager for violations of federal securities laws, nor do they limit the rights of SDC Holdings or the rights of the holders of the equity ownership interests, in appropriate circumstances, to seek equitable remedies such as injunctive or other forms of non-monetary relief.  These remedies may not be effective in all cases.

Furthermore, the Operating Agreement provides that SDC Holdings will indemnify its manager, directors, officers, employees and agents.  Under such provisions, the Manager and any director, officer, employee or agent who in his or her capacity as Manager or an officer, director, employee or agent is made or threatened to be made, a party to any suit or proceeding, may be indemnified if the manager, director, officer, employee or agent  acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of SDC Holdings.  These indemnification provisions are not exclusive of any other rights that a manager or an officer, director, employee or agent may be entitled.  Insofar as indemnification for liabilities arising under the Operating Agreement or otherwise may be permitted to the manager, or an officer, director, employee or agent, we have been advised that in the opinion of the United States Securities and Exchange Commission indemnification is against public policy and is, therefore, unenforceable.

Risks Related to SDC Holdings’ Sleep Disorder Activities

Public and private sector healthcare organizations continue to exert substantial cost containment pressures that could adversely impact our prices and our profitability.

There are widespread efforts in both the public and private sectors to control healthcare costs, including the costs of sleep disorder diagnosis and prices of the related products SDC Holdings sells.  These efforts may have a material adverse effect on the utilization of sleep disorder diagnosis facilities and the demand for the related medical devices.  Healthcare organizations are evaluating approaches to reduce costs by decreasing the frequency of treatment or the utilization of the device or product.  Cost containment has also caused the decision-making function with respect to purchasing to shift in many cases from the physician to the third party health insurance payors, resulting in an increased emphasis on reduced price, as opposed to clinical benefits or a particular product’s features. Efforts by U.S. governmental and private payors to contain costs will likely continue.

The failure to comply with the Health Insurance Portability and Accountability Act of 1996 potentially would result in liability and the cost of compliance may be material.

SDC Holdings collects and uses information about individuals and their medical conditions.  The Health Insurance Portability and Accountability Act of 1996 and the privacy regulations promulgated by The Department of Health and Human Services (“HIPAA”) impose extensive restrictions on the use and disclosure of individually identifiable health information.  The applicable HIPAA regulations standardize electronic transactions between health plans, providers and clearinghouses.  Healthcare plans, providers and claims administrators are required to conform their electronic and data processing systems to HIPAA electronic transaction requirements. While it is believed that SDC Holdings currently complies with HIPAA, there is some uncertainty of the extent to which the enforcement or interpretation of the HIPAA regulations will affect SDC Holding’s business.  Continuing compliance and the associated costs with these regulations may have a significant impact on the business operations of SDC Holdings.  Criminal and civil sanctions are imposed for failing to comply with HIPAA.

Government and private insurance plans may reduce or discontinue reimbursement of SDC Holdings’ patients and customers for sleep diagnostic services and related products, which could result in reductions in revenue.

A substantial portion of the costs of medical care in the United States is funded by government and private insurance programs.  If such funding becomes limited or unavailable to SDC Holdings’ patients and customers, its business may be adversely affected.  Because SDC Holdings generally receives payment for its sleep diagnostic services and products directly from these payors, SDC Holdings’ business operations are dependent upon its ability to obtain adequate reimbursement for its services and products.

The third-party payors include Medicare, Medicaid and private health insurance providers.  These payors may deny reimbursement if they determine that a diagnostic test was not performed properly or a device is not used in accordance with approved indications, or is unnecessary or deemed to be inappropriate treatment for the patient.  Third-party payors are also increasingly challenging prices charged for medical products and services.  There is no assurance that SDC Holdings’ sleep diagnostic services and the related products will be considered cost-effective by third-party payors, that reimbursement will be available, or that payors’ reimbursement policies will not adversely affect ability of SDC Holdings to offer and sell its services and products on a profitable basis, if at all.

Healthcare reform proposals are gaining substantial support in the United States Congress and state legislatures and could impact the profitability of our business.

The United States healthcare industry is subject to several reform proposals, including more stringent regulations. It is uncertain whether and when such proposals would become legal requirements affecting the business operations of SDC Holdings, but there is no assurance that any such changes will not have a material adverse effect on those business operations.  Changes in the law or new interpretations of existing laws may have a dramatic effect on the costs associated with doing business and the amount of reimbursement patients and customers receive from both government and third-party payors.  Federal, state and local government representatives will, in all likelihood, continue to review and assess alternative regulations and payment methodologies.

Failure to comply with environmental health and safety laws and regulations may have a material adverse effect on business operations.

The business operations of SDC Holdings are subject to numerous environmental health and safety laws and regulations, including those governing the use and disposal of hazardous materials.  Failure to comply with those laws and regulations could have a material adverse effect on the business operations, financial condition and results of operations of SDC Holdings.

Risks related to SDC Holdings’ business

The markets for sleep diagnostic disorders and sale of the related products are highly competitive and SDC Holdings competes against substantially larger healthcare provides, including hospitals and clinics.

Competition among companies that provide healthcare services and supplies is intense. If SDC Holdings is unable to compete effectively with existing or future competitors, SDC Holdings may be prevented from retaining its existing customers or from attracting new customers, which could materially impair our business.  There are a number of companies that currently offer, or are in the process of offering services and supplies that compete with what SDC Holdings offers.  SDC Holdings cannot assure you that some of these competitors will not succeed in providing services and supplies that are more effective and/or less expensive than those currently offered by SDC Holdings or that would render some of its services or supplies obsolete or non-competitive.  Many of SDC Holdings’ competitors have greater financial, research and development, manufacturing and marketing resources than SDC Holdings has and may be in a better position than SDC Holdings is to withstand the adverse effects on gross margins and profitability caused by price decreases prevalent in this competitive environment.

SDC Holdings depends on a limited number of suppliers of the sleep disorder products it sells and delivery delays or the loss of vendors could adversely affect its business.

SDC Holdings purchases its sleep disorder and personal ventilation products for resale from independent suppliers.  If SDC Holdings experiences an interruption in the supply of these sleep disorder products, its business operations and revenue would be significantly and adversely affected.  Sales of sleep disorder products represented approximately 20% of its net revenue during the six months ended June 30, 2007 and the year ended December 31, 2006.

Timely consumer or patient acceptance of SDC Holdings’ diagnostic services within the market areas is be essential for profitability.

Significant revenue growth of SDC Holdings will be required to achieve profitability, which will be dependent upon market acceptance of the sleep disorder diagnostic services within each market area.  There is a lack of developed history regarding consumer or patient acceptance of the sleep disorder diagnostics outside the traditional healthcare facility model. Consumer acceptance may require significant consumer behavior changes.  These changes include accepting diagnostic services in a different location, from a different type of provider, with different payment processes.  Also, the development of consumer acceptance may require an extended period resulting in operating and cash flow losses during this period and may deplete working capital reserves.

As SDC Holdings grows through the opening of its sleep centers and clinics facilities, its management may not be able successfully to manage its growth.

In the event SDC Holdings experiences the substantial growth through the opening of sleep diagnostic centers and clinics, this growth will challenge the management and operating resources of SDC Holdings’ management, requiring its hiring of additional support and administrative personnel, and expansion and enhancement of its accounting and other management information systems.  The operating results and cash flows from operations will depend on the performance of SDC Holdings.  There is no assurance that SDC Holdings will be able to operate and manage its growth successfully.  Furthermore, there can be no assurance that SDC Holdings will be able to attract and retain the necessary personnel to accomplish its growth strategies or will not experience constraints that will adversely affect the operating results of its centers and clinics and customer or patient satisfaction.  If SDC Holdings were unable to manage its growth effectively, expected operating results might not be obtained or maintained.  If this happens SDC Holdings’ results of operations will be materially and adversely affected.

Government regulation restricts the manner in which SDC Holdings relates to referring physicians.

Federal anti-kickback and anti-referral regulations strictly limit the extent to which SDC Holdings may provide anything of value to physicians who refer Medicare or Medicaid patients to its sleep centers and clinics.  Any failure by SDC Holdings to comply with these regulations may result in significant regulatory actions, including criminal prosecution and large fines that could have a material adverse effect upon SDC Holdings’ business, financial condition and results of operations.

A significant shift in technologies or methods used in the treatment of sleep apnea could make our sleep centers and products obsolete or less attractive.

The development of new technologies or methods could reduce demand for SDC Holdings sleep centers and clinics and SDC Holdings sleep disorder products.  For example, pharmaceutical advances could result in different methods of treating sleep apnea and a reduced need for our CPAP therapy products. The emergence of a low-invasive cost effective surgery to treat sleep apnea could also diminish demand for SDC Holdings sleep products and SDC Holdings sleep centers and clinics.

The goodwill acquired pursuant to SDC Holdings’ acquisition of its sleep centers in January 2007 may become impaired and require a write-down and the recognition of a substantial impairment expense.

In connection with SDC Holdings’ acquisition of its sleep centers in January 2007, goodwill having a recorded value of $13,912,354 was acquired. In the event that the goodwill is determined to be impaired for any reason, SDC Holdings and us following completion of the Exchange will be required to write-down or reduce the value of the goodwill and recognize an  impairment expense. The impairment expense may be substantial in amount and, in which case, adversely affect the results of SDC Holdings’ operations for the applicable period and may negatively affect the market value of our common stock following completion of the Exchange.

There is no assurance that SDC Holdings’ operations will provide sufficient liquidity on a timely basis to pay accrued interest and principal of acquisition indebtedness incurred in connection with its purchase of sleep centers in January 2007 as well as its other indebtedness.

Indebtedness of $11,960,000 was incurred by SDC Holdings to fund the acquisition of its sleep centers in January 2007 (the “Acquisition Indebtedness”).  This indebtedness requires quarterly accrued interest payments at floating variable interest rates (7.32% interest rate at June 30, 2007) and $291,635 quarterly principal payments beginning May 1, 2008.  At June 30, 2007, SDC Holdings had total liabilities of $14,372,427 (including the Acquisition Indebtedness).  Because of its recent organization and its acquisition of the sleep centers and lack of significant historical operations, there is no assurance that the operating results of SDC Holdings will provide sufficient funding to pay its liabilities on a timely basis, including payment of the Acquisition Indebtedness.  Following completion of the Exchange, in the event SDC Holdings were to be unable to pay its liabilities, the lender or creditor may undertake collection procedures and force the sale of the assets of SDC Holdings, resulting in loss to our shareholders.

Requirements associated with the evaluation of internal controls required by Section 404 of the Sarbanes-Oxley Act of 2002 have required and will require significant expenditures, company resources and management attention.

SDC Holdings is not currently in compliance with Section 404 of the Sarbanes-Oxley Act.  Following the Exchange, SDC Holdings may be unable to comply with the requirements of Section 404 in a timely manner, in which event we and SDC Holdings could be subject to scrutiny by the Securities and Exchange Commission.  Moreover, effective internal controls, particularly those related to revenue recognition, are necessary for us and SDC Holdings to produce reliable financial reports and are important in helpful in preventing financial fraud.  If we cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our stock could drop significantly.

Results of Operations

The following table sets forth selected results of SDC Holding’s operations for the five months ended June 30, 2007 and SDC Holding’s predecessor Otter Creek Investments for the one month ended January 31, 2007, six months ended June 30, 2006 and the years ended December 31, 2006 and 2005.  The following information was derived and taken from SDC Holding’s unaudited financial statements as June 30, 2007 and Otter Creek’s audited financial statements as of December 31, 2006 and 2005 appearing elsewhere in this Information Statement.

Otter Creek Investments (formerly an S Corporation for federal income tax purposes) was founded in August 2002 with Advanced Medical Enterprises, LP as a wholly-owned subsidiary.  On June 30, 2006 Otter Creek Investments completed a reorganization in which Sleep Disorder Centers, Inc. became a wholly-owned subsidiary.  Prior to the reorganization both Otter Creek Investments and Sleep Disorder Centers were under common ownership and common management.  The audited financial statements of Otter Creek Investments presented elsewhere in this Information Statement for 2006 and 2005 reflect the effect of this reorganization retroactively and is presented on a consolidated basis.  On January 31, 2007, Otter Creek Investments converted to a limited liability company and all member interests were then acquired by SDC Holdings (formerly known as Sleep Holdings, LLC).  Therefore, the results of operations of Otter Creek Investments and those of SDC Holdings are not comparable.  The pro forma results of operations and the discussion and analysis of those operations presented are for illustrative purposes.

	Five Months Ended June 30, 2007	One Month Ended January 31, 2007	Pro Forma Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
Revenues	$3,940,488	$506,067	$4,446,555	$3,203,188

Cost of sales and services	1,390,311	163,662	1,553,973	865,377

Gross profit	2,550,177	342,405	2,892,582	2,337,811

Operating Expenses:
Selling, general and administrative expenses	1,584,679	296,787	1,881,466	1,175,989
Interest expense	424,849	18,383	443,232	44,584
Depreciation and amortization	115,425	29,394	144,819	67,049

Total operating expenses	2,124,953	344,564	2,469,517	1,287,622

Operating income (loss)	425,224	(2,159)	423,065	1,050,189

Minority interests	(291,373)	(3,404)	(294,777)	(412,309)

Net income	$133,851	$(5,563)	$128,288	$637,880

	Years Ended December 31,
	2006	2005
Revenues	$6,741,397	$4,520,463

Cost of sales and services	1,928,401	1,278,974

Gross profit	4,812,996	3,241,489

Operating Expenses:
Selling, general and administrative expenses	2,816,609	1,174,601
Interest expense	119,088	78,659
Depreciation and amortization	181,008	113,028
Total operating expenses	3,116,705	1,366,288
Operating income	1,696,291	1,875,201

Other Income (Expense):
Interest and other income	4,044	242
Other expense	—	(1,800)
Total Other income (expense)	4,044	(1,558)

Net income before minority interests	1,700,335	1,873,643

Minority interests	(651,032)	(491,671)

Net income	$1,049,303	$1,381,972

Comparison of the Pro Forma Six Month Periods Ended June 30, 2007 and 2006

The following discussion compares the pro forma combined results of operations of SDC Holdings for the five months ended June 30, 2007 and the results of operations of Otter Creek Investments for the one month ended January 31, 2007 to the results of operations of Otter Creek Investments for the six months ended June 30, 2006.  Otter Creek was purchased by SDC Holdings on January 31, 2007.

Revenues were $4,446,555 for the six month period ended June 30,2007, an increase of $1,243,367 or 39% from $3,203,188 for the six month period ended June 30, 2006.  This increase is attributable to the opening of additional sleep centers.  As of June 30, 2007, SDC Holdings had seven sleep centers in operation compared to only four sleep centers at June 30, 2006.  During the six month period ended June 30, 2007, SDC Holdings performed 2,455 sleep studies, an increase of 762 or 45% from  1,693 sleep studies performed during the first six months of 2006.  Cost of sales and services were 1,553,973 for the six months ended June 30, 2007 which represented 35% of revenue.  Cost of sales and services for the period ended June 30, 2006 were $865,377 which represented 27% of revenue.  The increase in cost of sale and services during the first six months of 2007 compared to the first six months of 2006 is attributable to increased payroll costs associated with the delay in revenue production after centers are started.  Included in cost of sales and services is the payroll costs of the technicians who perform the sleep studies.  During the beginning months of operation, the cost of these technicians exceeds the revenue produced.  During the six months ended June 30, 2006, there was only one center started as compared to two centers which were started in the six month period ended June 30, 2007.  Cost of sales and services for the six month period ended June 30, 2007 was also negatively impacted by two sleep centers started at the end of 2006.

Selling, general and administrative expenses increased $705,477 or 60% from $1,175,989 for the six month period ended June 30, 2006 to $1,881,466 for the six month period ended June 30, 2007.  This increase is attributable to the increase in operational sleep centers and an increase in employees.  The number of operational sleep centers increased from four to seven from June 30, 2006 to June 30, 2007.  The number of employees increased 41 to 74 from June 30, 2006 to June 30, 2007.

Interest expense for the six months ended June 30, 2007 was $443,232 compared to $44,584 for the first six months of 2006.  The increase in interest expense is attributable to interest expense incurred on the $11,960,000 of debt financing incurred by SDC Holdings in the acquisition of Otter Creek.

Depreciation and amortization increased from $67,049 for the first six months of 2006 to $144,819 for the first six months of 2007.  The increase in depreciation and amortization is attributable to the increase in operational sleep centers.

Comparison of the Years Ended December 31, 2006 and 2005

Revenues were $6,741,397 during 2006 an increase of $2,220,934 or 49% from $4,520,463 during 2005.  The increase in revenues was primarily attributable to an increase in sleep studies performed.  The number of sleep studies performed in 2006 was 3,387; an increase of 848 or 33% from the 2,539 studies performed in 2005.  Cost of sales and services was $1,928,401 during 2006 and represented 29% of revenue; during 2005, cost of sales and services was $1,287,974 and represented 29% of revenue.

Selling, general and administrative expenses were $2,816,609 during 2006 an increase of $1,642,008 or 140% from $1,174,601 during 2005.  The increase is attributable to an increase of employees related to the expansion of corporate infrastructure necessary to meet SDC Holdings growth plan.  The number of employees at the end of 2006 was 52 an increase of 86% from 28 employees at the end of 2005.

Interest expense for 2006 was $119,088 compared to $78,569 for 2005.  The increase in interest expense was attributable to the increase in debt outstanding and an increase in the interest rate charged on that debt.

Depreciation and amortization increased $67,980 or 60% from $113,028 in 2005 to $181,008 in 2006.  This increase was attributable to an additional sleep center opened in 2006 and the expansion of SDC Holding’s corporate infrastructure.

Liquidity and Capital Resources

SDC Holdings’ liquidity and capital resources are provided principally through cash generated from operations and bank financing.  SDC Holdings’ cash and cash equivalents at June 30, 2007 totaled approximately $359,000.  As of June 30, 2007, SDC Holdings had working capital of approximately $1,098,000.

SDC Holdings expects to meet its obligations as they become due through available cash and funds generated from its operations supplemented as necessary by debt financing.  SDC Holdings expects to continue to generate positive working capital through its operations.  SDC Holdings’ principal capital commitments during the next 12 months primarily involve payments of its indebtedness obligations of approximately $2,031,000, which include the following as of June 30, 2007:

•

On March 1, 2007, SDC Holdings entered into a $1,000,000 revolving credit facility with Arvest Bank. This line of credit has a nine-month term and is secured by all assets of SDC Holdings (including its subsidiaries) and guaranteed by the equity interest owners of SDC Holdings. Interest on the line of credit is computed monthly at the rate of the published 30-day LIBOR, plus 2.0% (an effective rate of 7.32% at June 30, 2007). Borrowings pursuant to the line of credit were $298,386 at June 30, 2007. The outstanding principal and accrued interest of this line of credit loan will become due on December 31, 2007.

•

On January 31, 2007, SDC Holdings acquired its sleep center operations by purchase of Otter Creek Investments, LLC. In connection with this purchase, SDC Holdings borrowed$11,960,000 from Arvest Bank (“Acquisition Indebtedness”). The Acquisition Indebtedness requires quarterly interest only payments that began May 1, 2007 and continue through February 1, 2008 at a variable rate based on a function of London Interbank Offering Rate (or LIBOR). The effective rate was 7.32% at June 30, 2007. Required quarterly payments of principal in the amount of $291,635 begin May 1, 2008 and continue through February 1, 2014, plus accrued interest. The principal amount of the Acquisition Indebtedness is amortized over 20 years with all principal and accrued interest becoming due on May, 1, 2014. The Acquisition Indebtedness is secured by the assets of SDC Holdings, the guarantee of all entities related by common ownership, and the ownership interests of SDC Holdings and is further secured by the guarantees of Vahid Salalati, Greg Luster, Dr. Kevin Lewis, Roger Ely and SDOC Investors, LLC (the “SDC Holdings

Members”). SDOC Investors, LLC is owned 67.5% by Oliver Company Holdings, LLC, which is owned by Roy T. Oliver, and 22% by Stanton Nelson, both of whom are our affiliates. Messrs. Oliver and Nelson have also personally guaranteed the Acquisition Indebtedness to the extent of their proportionate ownership of SDOC Investors, LLC.  During the 12 months ending October 31, 2008, SDC Holdings principal and interest payments will be approximately $1,317,000.

•

SDC Holdings is indebted to SDC Finance, LLC pursuant to two notes. The outstanding principal of one note was $855,351 at June 30, 2007 and requires quarterly payments of $55,013, including interest at a variable rate based on function of LIBOR (effective rate was 7.32% at June 30, 2007), with a final payment due February 1, 2012. The outstanding principal of second note was $82,055 at June 30, 2007 and requires quarterly payments of $4,936, including interest at a variable rate based on a function of LIBOR (effective rate was 7.32% at June 30, 2007), with final payment due April 1, 2012. Both of these notes are guaranteed by the SDC Holdings Members. During the 12 months ending October 31, 2008, the principal and interest payment will be approximately $240,000.

•

Sleep Center of Edmond, a majority-owned subsidiary of SDC Holdings, obtained a working capital loan from First Fidelity Bank in the outstanding principal amount of $52,372 at June 30, 2007. This loan requires monthly payments of $1,712, including interest. The interest rate is variable based Wall Street Prime plus 1% (an effective rate of 9.25% as of June 30, 2007), with final payment becoming due April 31, 2010. The minority owners of Sleep Center of Edmond have guaranteed this loan. During the 12 months ending October 31, 2008, the principal and interest payment will be approximately $20,544.

•

Sleep Center of NW Oklahoma City, a majority-owned subsidiary of SDC Holdings, obtained a working capital loan from First Fidelity Bank in the outstanding principal amount of $75,814 at June 30, 2007. This loan requires monthly payments of $2,823, including interest. The interest rate is variable based Wall Street Prime plus 1% (an effective rate of 9.25% as of June 30, 2007), with final payment becoming due December 2, 2009. The minority owners of Sleep Center of NW Oklahoma City have guaranteed this loan. During the 12 months ending October 31, 2008, the principal and interest payment will be approximately $33,500.

•

Sleep Center of Tulsa, a majority-owned subsidiary of SDC Holdings, obtained a working capital loan from First Fidelity Bank in the outstanding principal amount of $ 133,457 at June 30, 2007. This loan requires monthly payments of $5,016, including interest. The interest rate is variable based on Wall Street Prime plus 1% (an effective rate of 9.25% as of June 30, 2007), with final payment becoming due December 2, 2009. The minority owners of Sleep Center of Tulsa have guaranteed this loan. During the 12 months ending October 31, 2008, the principal and interest payment will be approximately $60,000.

•

SDC Holdings obtained a loan from First Fidelity Bank with an outstanding principal balance of $88,010 when it became due on June 30, 2007. This loan was refinanced on September 1, 2007 with First Fidelity Bank. This loan requires monthly payments of $1,637, including interest. The interest is variable based on Wall Street Prime (an effective rate of 8.25% as of June 30, 2007). This loan is guaranteed by minority equity owners of Sleep Center of Lubbock, a majority-owned subsidiary of SDC Holdings. During the 12 months ending October 31, 2008, the principal and interest payment will be approximately $20,000.

•

Sleep Center of McKinney, a majority-owned subsidiary of SDC Holdings, obtained a working capital loan from Spirit Bank that had an outstanding principal balance of $133,314 at June 30, 2007. This loan requires interest only monthly payments for 18 months and principal and interest payments $4,226 beginning on August 15, 2008. The interest rate is variable based on Wall Street Prime plus 0.5% (an effective rate of 8.75% as of June 30, 2007), with final payment becoming due July 15, 2011. The loan is guaranteed by the minority equity owners of Sleep Center of McKinney. During the 12 months ending October 31, 2008, the principal and interest payment will be approximately $22,000.

•

Spirit Bank, Sleep Center of Keller, a majority-owned subsidiary of SDC Holdings, obtained a working capital loan for Spirit Bank that had an outstanding principal balance of $131,500 at June 30, 2007. This loan requires interest only monthly payments for 18 months and principal and interest payments $4,185 beginning on August 15, 2008. The interest rate is variable based on Wall Street Prime plus 0.5% (an effective rate of 8.75% as of June 30, 2007), with final payment becoming due July 15, 2011. The loan is guaranteed by the minority equity owners of Sleep Center of Keller, LP. During the 12 months ending October 31, 2008, the principal and interest payment will be approximately $21,000.

Operating activities used approximately $57,000 during the six months ended June 30, 2007 resulting from net income of $133,851 which was increased by non-cash expenses of $148,338 and increases in accounts payable and accrued expenses of $346,955 and offset by net increases in accounts receivables and other assets of $685,736.

Investing activities during the six months ended June 30, 2007 used cash of$15,663,010 resulting from the purchases of property and equipment of$1,720,656 and goodwill acquired in the purchase of Otter Creek Investments of $13,912,354.

Financing activities during the six months ended June 30, 2007 generated cash of $15,655,091 through proceeds from debt net of payments and origination costs of $12,665,091 and members’ capital contributions of $2,990,000.

APOTHECARYRX

Description of Business

ApothecaryRx, LLC was organized on May 26, 2006 as an Oklahoma limited liability company.  Its executive offices are located at 5500 Wayzata Boulevard, Suite 210, Golden Valley, Minnesota 55416 and its telephone number at that location is (763) 392-1781.  As of October 31, 2007, ApothecaryRx owned and operated 11 retail pharmacies located in Colorado, Missouri, Minnesota, and Oklahoma.  ApothecaryRx acquires financially successful independently-owned retail pharmacies from long-term owners that are approaching retirement.  Acquired pharmacies have successfully maintained market share through convenient locations proximate to health care providers and services, high customer service levels, longevity in the community, competitive pricing and supportive services and products  such as compounded pharmaceuticals, durable medical equipment, and assisted and group living deliveries.  ApothecaryRx’s acquired and target acquisition stores are in mid-size, economically-stable communities.  ApothecaryRx believes that a significant amount of the equity of the acquired pharmacies resides in their name and key staff relationships in the community.  Following acquisition ApothecaryRx maintains the historic store name and key staff.

On July 3, 2006, ApothecaryRx acquired certain assets, including inventory, of Ken’s Discount Pharmacy for $2,881,000.  The acquisition was financed through a draw on ApothecaryRx’s line of credit of $1,671,000 and the seller financed $1,210,000.

On November 1, 2006, ApothecaryRx acquired certain assets, including inventory, of Hapeth Prescription Shop for $2,716,000.  The acquisition was financed through a draw on ApothecaryRx’s line of credit for $1,554,000 and the seller financed $1,163,000.

On January 1, 2007, ApothecaryRx acquired certain assets, including inventory, of Cox Pharmacy for $2,450,500.  This acquisition was financed in part through a draw on ApothecaryRx’s line of credit of approximately $1,100,000 the seller financed $1,140,000 and the remaining $210,500 was funded with cash flows from operations.

On March 1, 2007, ApothecaryRx acquired certain assets, including inventory, of Bolerjack Discount Drug for $2,136,500.  This acquisition was financed in part through a draw on ApothecaryRx’s line of credit for $1,400,000, and the seller financed $650,000 and the remaining $86,500 was funded with cash flows from operations.

On May 21, 2007, ApothecaryRx acquired certain assets, including inventory, of Corner Drug for $2,802,808.  This acquisition was financed in part through a draw on ApothecaryRx’s line of credit for $2,800,000 and the remaining $2,808 was funded with cash flows from operations.

                On August 27, 2007, AopthecaryRx acquired certain assets, including inventory, of Barnes Pharmacy for $2,325,000.  This acquisition was financed in part through a draw on ApothecaryRx's line of credit for $1,400,000, the seller financed $920,000 and the remaining $5,000 was funded with cash flows from operations.

                On October 1, 2007, ApothecaryRx acquired certain assets, including inventory, of Wolf's Wayzata Pharmacy for $1,014,000.  This acquisition was financed in part through a draw on ApothecaryRx's line of credit for $743,000 and the seller financed $271,250.

In connection with these acquisitions, ApothecaryRx recorded goodwill of $5,944,656 and intangible assets of $4,022,599 consisting of covenants not to compete having a value of $603,734 (amortizable over the period of the covenants not to compete, three to five years) and customer lists of $3,418,865 (amortizable over 15 years).  The amortization expense of these intangible assets for the six months ended June 30, 2007 and the period of July 3 through December 31, 2006 were $167,707 and $47,438, respectively.

Goodwill and other indefinite-lived assets are not amortized, but are subject to impairment reviews annually, or more frequent if necessary.  ApothecaryRx will be required to evaluate the carrying value of goodwill during the fourth quarter of each year and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the related pharmacy below its carrying amount.  These circumstances may include without limitation (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator.  In evaluating whether goodwill is impaired, ApothecaryRx must compare the fair value of the pharmacy to which the goodwill is assigned to the pharmacy’s carrying amount, including goodwill.  The fair value of the pharmacy will be estimated using a combination of the income, or discounted cash flows, approach and the market approach that utilize comparable companies’ data.  If the carrying amount of the pharmacy exceeds its fair value, then the amount of the impairment loss must be measured.  The impairment loss would be calculated by comparing the implied fair value of pharmacy goodwill to its carrying amount.  In calculating the implied fair value of the pharmacy goodwill, the fair value of the pharmacy will be allocated to all of the other assets and liabilities of that pharmacy based on their fair values.  The excess of the fair value of a pharmacy over the amount assigned to its other assets and liabilities will be the implied fair value of goodwill.  An impairment loss will be recognized when the carrying amount of goodwill exceeds its implied fair value.  ApothecaryRx’s evaluation of goodwill completed during 2006 resulted in no impairment losses.

The pharmacies currently owned and operated by ApothecaryRx were all acquired.  The following table presents as of October 31, 2007 the locations, whether opened or acquired by ApothecaryRx, dates of opening or acquisition, acquisition indebtedness incurred or assumed and the total purchase price inclusive of the acquisition indebtedness of each acquired pharmacy:

Pharmacy Location (City and State)	Date	Acquisition Indebtedness	Purchase Price

Norman, Oklahoma	Jul. 2006	$2,881,000	$2,881,000
St. Cloud, Minnesota (two locations)	Nov. 2006	2,716,000	2,716,000
Talequah and Keys, Oklahoma (two locations)	Jan. 2007	2,240,000	2,450,500
Mountain View, Missouri	Mar. 2007	2,050,000	2,136,500
Red Wing, Minnesota (two locations)	May 2007	2,800,000	2,802,808
Sterling, Colorado (two locations)	Aug. 2007	2,310,000	2,325,000
Wayzata, Minnesota	Oct. 2007	1,014,292	1,014,292

ApothecaryRx derives its revenue primarily from the retail sale of prescription drugs, non-prescription over-the-counter drugs and health related products.  ApothecaryRx is unlike traditional full-line retail pharmacies in that most of its stores offer a very limited amount of what is known as “front-end merchandise” (that is, cosmetics, gift and sundry items and photographic development services).  Three of ApothecaryRx’s 11 pharmacies provide pharmaceutical compounded prescriptions.  Compounded pharmaceuticals are physician prescribed and are specifically mixed and blended from bulk chemicals for patients’ treatment; generally for conditions that the attending physician deems are not effectively treated by manufactured pharmaceuticals available in standard formats or dosages or to which the patient has some form of sensitivity.  ApothecaryRx’s pharmacies are generally located within or closely adjacent to hospitals and major medical complexes and cater to patients of those healthcare providers.  Other than some compounded prescriptions, ApothecaryRx’s pharmacy services do not typically include intravenous infusion and injectable medications that are offered by hospital or home infusion pharmacies.

ApothecaryRx believes that significant additional opportunities exist to acquire independent pharmacies located near or adjacent to hospitals, clinics, medical office buildings and medical complexes that provide pharmacy services similar to those offered by ApothecaryRx’s existing stores.  In all cases, when appropriate, ApothecaryRx retains the services of the pharmacists and staff, whose personal relationships with the customers generally enhances the retention rate of customers.  In addition, there may exist opportunities to acquire pharmacies that focus on specialized pharmacy operations including compounding or infusion, dominate their markets in niche services such as hospice care, oncology, AIDS or specialized veterinary care, or are geographically attractive and offer the opportunity to implement additional lines of business including compounding, infusion, durable medical equipment, and institutional pharmacy.

ApothecaryRx believes that its conveniently located stores, strong local market position, pricing policies and reputation for high quality healthcare products and pharmaceutical services provide a competitive advantage in attracting pharmacy business from individual customers as well as managed care organizations, insurance companies, employers and other third-party payers.  The percentage of our total prescription drug sales covered by third party plans increased to approximately 85% in the six months ended June 30, 2007 as compared to approximately 79% in the period ended December 31, 2006.

The national rate of growth in pharmacy retail sales is currently in the mid to low single digits. This growth rate is lower than in previous years.  This slowed growth is attributable to a number of factors, including a decline in demand for hormonal replacement medications, increasing third-party plan co-payments, negative publicity surrounding certain medications, conversion of certain prescription drugs to over-the-counter status and increased mail order and internet penetration. These trends, along with the continued pressure on the part of third-party plans to reduce reimbursement rates to participating providers, combined with a number of other factors will put pressure on ApothecaryRx’s organic growth and profitability as drug and labor cost inflation offset same store sales growth.

Following their acquisition, all of ApothecaryRx’s pharmacies are converted to a standardized computer platform.  The computer platform used by ApothecaryRx is commercially available and represents modest investment but it allows for standardized pricing models, comparison of site metrics, low cost training and ease of reporting.  ApothecaryRx’s pharmacy computer system profiles customer medical and other relevant information, supplies customers with information concerning their drug purchases for income tax and insurance purposes and prepares prescription labels and receipts.  The computer platform also expedites transactions with third-party plans by electronically transmitting prescription information directly to the third-party plan and providing on-line adjudication.  At the time a prescription is filled, on-line adjudication confirms customer eligibility, prescription coverage, pricing and co-payment requirements and automatically bills the respective plan.  On-line adjudication also reduces losses from rejected claims and eliminates a portion of the administrative burden related to the billing and collection of receivables and related costs.

Front-End Merchandising

ApothecaryRx’s front-end merchandising strategy is to provide a limited selection of competitively priced branded drugstore healthcare products and gift items, unlike the larger pharmacy chains that carry a variety of non-healthcare products.   To further enhance customer service and loyalty, ApothecaryRx attempts to maintain a consistent in-stock position in its offered healthcare merchandise.  ApothecaryRx offers only brand name healthcare care products, including over-the-counter items, and some gift product items.

Internet

ApothecaryRx uses its internet presence to meet the needs of two target constituencies.  In 2006, ApothecaryRx launched its interactive website, www.apothecaryrxllc.com, focused toward independent retail pharmacy owners that want to sell their pharmacy and are looking for options.  The site gives these owners general and contact information about ApothecaryRx.   Additionally most of the acquired stores have a store specific website through which store customers can refill prescriptions, purchase over-the-counter medications and healthcare products and ask questions about store services or medications.  For stores that do not have a website ApothecaryRx will help them launch one.  The store based internet strategy has been to use the websites as an additional vehicle to deliver superior customer service, further supporting ApothecaryRx’s strength as a “brick-and-mortar” retailer.  While sales generated on the websites to date have been immaterial to its business overall, ApothecaryRx believes its websites better position it to mitigate some of the adverse impact of mail-order and internet-based pharmacy distributors.

Store Operations

ApothecaryRx’s stores range in size from under 500 to 12,000 square feet, with an average of 7,500 square feet per store.  Each store is designed to facilitate customer movement and convenience.  ApothecaryRx believes that their shelf configurations allow customers to find merchandise easily and allows store managers, cashiers and stock clerks to effectively monitor customer behavior.  ApothecaryRx attempts to group merchandise logically in order to enable customers to locate items quickly.

ApothecaryRx establishes each store’s hours of operation in an attempt to best serve customer traffic patterns and purchasing habits and to optimize store labor productivity. Most stores are generally open six days per week. However, store operating hours, including opening on Sundays may be utilized when warranted by customer need and or market competition.  Some of the ApothecaryRx stores offer delivery services as an added customer convenience.  Customers can arrange for delivery by phone, fax, internet or at the store.  Each store is supervised by a store pharmacy manager and one or more non pharmacist department managers.

Purchasing and Distribution

After ApothecaryRx purchases a retail pharmacy it generally shifts all drug, over the counter and health and beauty aids  purchases to a nationally negotiated long-term contract with a distribution company.  Approximately 74% of ApothecaryRx’s pharmacy inventory at June 30, 2007 had been purchased through this national agreement.  This percentage will increase as the stores sell through pre-ApothecaryRx acquisition alternate distributor-sourced product.

Advertising and Promotion

ApothecaryRx regularly promotes key items at reduced retail prices during promotional periods. In some stores, it uses store window banners and in-store signs to communicate savings and value to shoppers.  ApothecaryRx usually does not rely on distributed print media to promote its stores.

Management Information Systems

ApothecaryRx employs up-to-date pharmacy and inventory management information systems.  It uses a scanning point-of-sale (“POS”) systems in each of its stores that is integrated with the pharmacy computer platform.  These systems provide improved control of pricing, inventory management and shrink.  The POS system also provides sales analysis that allows for improved labor scheduling and helps optimize product shelf space allocation and design.

Competition

ApothecaryRx’s stores principally compete on the basis of convenience of location, customer service, community reputation and price. ApothecaryRx’s competition comes from major drugstore chains and mass merchandisers including CVS, Rite Aid, Eckerd, Walgreens, Wal-Mart and independent pharmacies located within the market area of each store.  ApothecaryRx believes that it has significant competitive advantages over its competitors within the respective market areas because of the locations within close proximity of hospitals and within medical complexes and the long-term community presence of the stores.

An adverse trend for pharmacy retailers is the rapid growth in mail-order and internet-based prescription processors.  These prescription distribution methods have grown in market share relative to bricks-and-mortar pharmacy retailers as a result of the rapid rise in drug costs experienced in recent years.  Mail-order prescription distribution methods are perceived by employers and insurers as being less costly than traditional distribution methods and are being mandated by an increasing number of third-party pharmacy benefit managers, many of which also own and manage mail-order distribution operations.  In addition to these forms of mail-order distribution, there are an increasing number of internet-based prescription distributors that specialize in offering certain high demand lifestyle drugs at deeply discounted prices.  A number of these internet-based distributors operate illicitly and outside the reach of regulations that govern legitimate pharmacy retailers.  These alternate distribution channels have restrained the rate of sales growth for traditional pharmacy retailers in the last few years.

The drugstore chains including CVS, Rite Aid, Eckerd, Walgreens and mass merchandisers, including Wal-Mart, have increased their market share of prescription sales by offering an assortment of front-end merchandise as a means of increasing customer traffic and increasing profits.  Drugstore chains have slightly increased their market share from 40.0% of prescription sales in 1996 to 41% in 2006 and mail-order market share has increased from approximately 12.0% in 1996 to approximately 20% in 2006, predominantly at the expense of independent drug retailers like ApothecaryRx.  Within the industry, it is expected that the increase in market share for mail-order will continue, which will continue to restrain growth for brick-and-mortar market participants and cause negative pricing pressure.  While mail-order market shares are expected to continue to increase, ApothecaryRx believes that the value of mail-order is limited in its locations due to the time delay associated with mail-order sales, which limits the ability of customers to use this channel to obtain drugs to treat acute conditions.  Additionally, ApothecaryRx believes that the cost savings associated with mail-order prescriptions are generally achieved through large volume orders.  When prescriptions are changed or doses are modified in efforts to improve the clinical outcome, as is true with many acute and chronic prescriptions, large amounts of product is wasted and costs are duplicated in mail order systems.  Retail pharmacies such as those operated by ApothecaryRx are less expensive for prescriptions that are likely to change.  Medication compliance is also improved through retail pharmacies where the pharmacist is able to talk directly with the patient and ensure that the patient understands how and when to take their medication.  These interactions with the pharmacist are easier in retail environments than through the mail and are more effective in retail locations, such as the ApothecaryRx stores, where long-term staff relationships between the pharmacist and patient improve the patient rapport and trust.

Government Regulation

Like all pharmacies, ApothecaryRx’s business is subject to extensive federal, state and local regulations. These regulations cover required qualifications, day-to-day operations, reimbursement and documentation of activities.  ApothecaryRx continuously monitors the effects of regulatory activity on its pharmacy and non-pharmacy related operations.

Licensure and Registration Laws

Each state requires that companies operating a pharmacy within the state be licensed by the state board of pharmacy.  ApothecaryRx currently has pharmacy licenses for each pharmacy it operates.  In addition, pharmacies are required to be registered with state and federal authorities under statutes governing the regulation of controlled substances.  Pharmacists who provide services as part of ApothecaryRx’s operations are required to obtain and maintain professional licenses and are subject to state regulations regarding professional standards of conduct.

Medicare and Medicaid

The pharmacy business operates under regulatory and cost containment pressures from federal and state legislation primarily affecting Medicaid and Medicare.

ApothecaryRx receives reimbursement from government sponsored third-party plans, including Medicaid and Medicare, non-government third-party plans, including managed care organizations, and also directly from individuals (i.e., private-pay).  During the six months ended June 30, 2007, ApothecaryRx’s pharmacy payer mix, as a percentage of total prescription sales, was approximately 44% managed care organizations, 40% Medicaid/Medicare and 16% private-pay.  Pricing for private-pay patients is based on prevailing regional market rates, while federal laws and regulations contain a variety of requirements relating to the reimbursement and furnishing of prescription drugs under Medicaid.  First, states are given authority, subject to applicable standards, to limit or specify conditions for the coverage of some drugs.  Second, as discussed below, federal Medicaid law establishes standards for pharmacy practice, including patient counseling and drug utilization review. Third, federal regulations impose reimbursement requirements for prescription drugs furnished to Medicaid beneficiaries. Prescription drug benefits under Medicare will be paid pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003, or the Medicare Drug Act, that created the Medicare Part D benefit that became effective on January 1, 2006.  The effect of the Medicare Drug Act and the Medicare Part D benefit on ApothecaryRx’s business currently remains uncertain.  In addition to requirements mandated by federal law, individual states have substantial discretion in determining administrative, coverage, eligibility and reimbursement policies under their respective state Medicaid programs that may affect ApothecaryRx’s pharmacy operations.

The Medicare and Medicaid programs are subject to statutory and regulatory changes, retroactive and prospective rate adjustments, administrative rulings, executive orders and freezes and funding restrictions, all of which may significantly impact our pharmacy operations. There is no assurance that payments for pharmaceuticals under the Medicare and Medicaid programs will continue to be based on current methodologies or even remain similar to present levels.  ApothecaryRx may be subject to rate reductions as a result of federal or state budgetary constraints or other legislative changes related to the Medicare and Medicaid programs including, but not limited to, the Medicare Part D drug benefit.

Fraud and Abuse Laws

ApothecaryRx is subject to federal and state laws and regulations governing financial and other arrangements between healthcare providers. Commonly referred to as the Fraud and Abuse laws, these laws prohibit certain financial relationships between pharmacies and physicians, vendors and other referral sources. During the last several years, there has been increased scrutiny and enforcement activity by both government agencies and the private plaintiffs’ bar relating to pharmaceutical marketing practices under the Fraud and Abuse laws. Violations of Fraud and Abuse laws and regulations could subject ApothecaryRx to, among other things, significant fines, penalties, injunctive relief, pharmacy shutdowns and possible exclusion from participation in federal and state healthcare programs, including Medicare and Medicaid. Changes in healthcare laws or new interpretations of existing laws may significantly affect ApothecaryRx’s pharmacy business. Some of the Fraud and Abuse Laws that have been applied in the pharmaceutical industry include:

Federal Anti-Kickback Statute:  The federal anti-kickback statute, Section 1128B(b) of the Social Security Act (42 U.S.C. 1320a-7b(b)), prohibits, among other things, the knowing and willful offer, payment, solicitation or acceptance of remuneration, directly or indirectly, in return for referring an individual to a provider of services for which payment may be made in whole or in part under a federal healthcare program, including the Medicare or Medicaid programs. Remuneration has been interpreted to include any type of cash or in-kind benefit, including long-term credit arrangements, gifts, supplies, equipment, prescription switching fees, or the furnishing of business machines. Several courts have found that the anti-kickback statute is violated if any purpose of the remuneration, not just the primary purpose, is to induce referrals.

Potential sanctions for violations of the anti-kickback statute include felony convictions, imprisonment, substantial criminal fines and exclusion from participation in any federal healthcare program, including the Medicare and Medicaid programs. Violations may also give rise to civil monetary penalties in the amount of $50,000, plus treble damages.

Although ApothecaryRx believes that its relationships with vendors, physicians, and other potential referral sources have been structured in compliance with Fraud and Abuse laws, including the federal anti-kickback statute, the Department of Health and Human Services has acknowledged in its pharmaceutical industry compliance guidance that many common business activities potentially implicate the anti-kickback statute. There is no assurance that a government enforcement agency, private litigant, or court will not interpret ApothecaryRx’s business relations to violate the Fraud and Abuse laws.

                The False Claims Act:  Under the False Claims Act (“FCA”), civil penalties may be imposed upon any person who, among other things, knowingly or recklessly submits, or causes the submission of false or fraudulent claims for payment to the federal government, for example in connection with Medicare and Medicaid. Any person who knowingly or recklessly makes or uses a false record or statement in support of a false claim, or to avoid paying amounts owed to the federal government, may also be subject to damages and penalties under the FCA.

Furthermore, private individuals may bring qui tam, or “whistle blower,” suits under the FCA, and may receive a portion of amounts recovered on behalf of the federal government. Such actions must be filed under seal pending their review by the Department of Justice. Penalties of between $5,500 and $11,000 and treble damages may be imposed for each violation of the FCA. Several federal district courts have held that the False Claims Act may apply to claims for reimbursement when an underlying service was delivered in violation of other laws or regulations, including the anti-kickback statute.

In addition to the False Claims Act, the federal government has other civil and criminal statutes, which may be utilized if the government suspects that ApothecaryRx has submitted false claims.  Criminal provisions that are similar to the False Claims Act provide that if a corporation is convicted of presenting a claim or making a statement that it knows to be false, fictitious or fraudulent to any federal agency, it may be fined not more than twice any pecuniary gain to the corporation, or, in the alternative, no more than $500,000 per offense.  Many states also have similar false claims statutes that impose liability for the types of acts prohibited by the FCA.  Finally, the submission of false claims may result in termination of ApothecaryRx’s participation in federal or state healthcare programs.  Members of management and persons who actively participate in the submission of false claims can also be excluded from participation in federal healthcare programs.

ApothecaryRx believes that it has sufficient procedures in place to provide for the accurate completion of claim forms and requests for payment. Nonetheless, given the complexities of the Medicare and Medicaid programs, ApothecaryRx may code or bill in error, and such claims for payment may be treated as false claims by the enforcing agency or a private litigant.

Drug Utilization Review

The Omnibus Budget Reconciliation Act of 1990, or OBRA 90, establishes a number of regulations regarding state Medicaid prescription drug benefits. Although OBRA 90 primarily focuses on drug manufacturers’ obligations to provide drug rebates under state Medicaid programs, it also requires states to create drug utilization review, or DUR, requirements in order to combat fraud, abuse, gross overuse, inappropriate or medically unnecessary care as well as to educate patients about potential adverse reactions. DUR requires pharmacists to discuss with patients relevant information in connection with dispensing drugs to patients. This information may include the name and description of the medication, route and dosage form of the drug therapy, special directions and precautions for patients, side effects, storage, refill and what a patient should do upon a missed dosage. Under DUR requirements, pharmacists are also required to make a reasonable effort to obtain the patient’s identification information, medical and drug reaction history and to keep notes relevant to an individual’s drug therapy. ApothecaryRx believes its pharmacists provide the required drug use consultation with its customers.

Healthcare Information Practices

The Health Insurance Portability and Accountability Act of 1996, or HIPAA, sets forth standards for electronic transactions; unique provider, employer, health plan and patient identifiers; security and electronic signatures as well as privacy protections relating to the exchange of individually identifiable health information. The Department of Health and Human Services, or DHHS, has released several rules mandating compliance with the standards set forth under HIPAA. ApothecaryRx believes its pharmacies achieved compliance with DHHS’s standards governing the privacy of individually identifiable health information and DHHS’s standards governing the security of electronically stored health information. In addition, ApothecaryRx has fully implemented the required uniform standards governing common healthcare transactions. Finally, management has taken or will take all necessary steps to achieve compliance with other HIPAA rules as applicable, including the standard unique employer identifier rule, the standard health care provider identifier rule and the enforcement rule.

ApothecaryRx continues to evaluate the effect of the HIPAA standards on its business. At this time, management believes that its pharmacies have taken all appropriate steps to achieve compliance with the HIPAA requirements. Moreover, HIPAA compliance is an ongoing process that requires continued attention and adaptation. Management does not currently believe that the cost of compliance with the existing HIPAA requirements will be material to ApothecaryRx; however, management cannot predict the cost of future compliance with HIPAA requirements. Noncompliance with HIPAA may result in criminal penalties and civil sanctions.  The HIPAA standards have increased our regulatory and compliance burden and have significantly affected the manner in which ApothecaryRx pharmacies use and disclose health information, both internally and with other entities.

In addition to the HIPAA restrictions relating to the exchange of healthcare information, individual states have adopted laws protecting the confidentiality of patient information which impact the manner in which pharmacy records are maintained. Violation of patient confidentiality rights under common law, state or federal law could give rise to damages, penalties, civil or criminal fines and/or injunctive relief.  ApothecaryRx believes that its pharmacy operations and prescription file-buying program are in compliance with federal and state privacy protections.  However, an enforcement agency or court may find a violation of state or federal privacy protections arising from our pharmacy operations or our prescription file-buying program.

Healthcare Reform and Federal Budget Legislation

In recent years, a number of federal acts have been enacted resulting in major changes in the healthcare system. The Medicare, Medicaid and SCHIP Benefits Improvement and Protection Act of 2000, or BIPA, addresses attempts to modify the calculation of average wholesale prices of drugs, or AWPs, upon which Medicare and Medicaid pharmacy reimbursement has been based. The federal government has been actively investigating whether pharmaceutical manufacturers have been improperly manipulating average wholesale prices, and several pharmaceutical manufacturers have paid significant civil and criminal penalties to resolve litigation relating to allegedly improper practices affecting AWP.

In response to BIPA and other criticisms of AWP pricing methodologies, the Medicare Drug Act described above contains a number of drug pricing reforms, including Medicare Part D drug benefit that became effect in 2006.

In January 2005, the Centers for Medicare and Medicaid Services, or CMS, published a final rule to implement the Medicare Part D drug benefit. Under the Medicare Part D drug benefit, Medicare beneficiaries are eligible to enroll in prescription drug plans offered by private entities or, to the extent private entities fail to offer a plan in a given market area, through a government contractor. Medicare Part D prescription drug plans include both plans providing the drug benefit on a stand-alone basis and Medicare Advantage plans that provide drug coverage as a supplement to an existing medical benefit under the applicable Medicare Advantage plan. Pursuant to the CMS final rule, ApothecaryRx will be reimbursed for drugs that it provides to enrollees of a given Medicare Part D prescription drug plan in accordance with the terms of the agreements negotiated between the Medicare Part D plan and ApothecaryRx.  ApothecaryRx accepts most Medicare Part D plans in its market areas. The amount of reimbursement under Medicare Part D plans is often less than the amount under state Medicaid, and generally less than the traditional non-governmental third-party plans. CMS is continuing to issue sub-regulatory guidances on many additional aspects of the CMS final rule. ApothecaryRx monitors these government pronouncements and statements of guidance and it cannot predict at this time the ultimate effect of the CMS final rule or other potential developments relating to its implementation on ApothecaryRx’s business or results of operations.

Beginning in 2005, many drugs have been reimbursed under new pricing methodologies. Although reporting obligations that currently arise under the AWP system and Medicaid Best Price statutes are imposed on pharmaceutical manufacturers, current and future changes in pricing methodologies may affect reimbursement rates, pharmaceutical marketing practices and the offering of discounts and incentives to purchasers, including retail pharmacies, in ways that are uncertain at this time.

It is uncertain at this time what additional healthcare reform initiatives, if any, will be implemented, or whether there will be other changes in the administration of governmental healthcare programs or interpretations of governmental policies or other changes affecting the healthcare system. ApothecaryRx provides no assurances that future healthcare or budget legislation or other changes, including those referenced above, will not materially adversely impact its pharmacy business.

Minimum Wage Requirements

ApothecaryRx is also impacted by recent legislation in states that increase the minimum hourly wages to $7.15 on January 1, 2007.  While the increase in minimum hourly wages will impact its cost of labor, most of ApothecaryRx’s employees are skilled and are already above the minimum hourly wage level. Additionally, ApothecaryRx believes it can offset a significant portion of any cost increase through initiatives designed to further improve labor efficiency.

Employees

ApothecaryRx has contracted with a national professional employer organization (“PEO”) to employ all of its employees, managers and executives.  ApothecaryRx leases these employees back from PEO for a fee.  As of June 30, 2007, ApothecaryRx leased 126 employees, 71 of whom were full-time, none of whom are represented by a labor union.

Legal Proceedings

ApothecaryRx is subject to legal actions arising in the ordinary course of its business. ApothecaryRx currently is not involved in legal proceedings.  ApothecaryRx believes that it maintains adequate insurance coverage for these actions.

Properties

As of June 30, 2007, ApothecaryRx operated nine pharmacies in Minnesota, Missouri and Oklahoma.  Each pharmacy location is occupied under multiple-year (or long-term) lease arrangement requiring monthly rental payments.  The following table presents as of June 30, 2007 the locations, date of acquisition, annual rental payments, total rent payable under the leases, and lease expiration dates of occupancy leases of each pharmacy.

		Occupancy Lease Information
Pharmacy Locations (City and State)	Date Opened(1)	Annual Rent	Total Rent Payable(2)	Lease Expiration Date
Norman, Oklahoma	Jul. 2006	$22,620	$113,100	May 2011
St. Cloud, Minnesota	Nov. 2006	16,368	51,832	Sep. 2010
St. Cloud, Minnesota	Nov. 2006	11,400	17,100	Jan. 2009
Tahlequah, Oklahoma	Jan. 2007	24,000	96,000	Dec. 2010
Keys, Oklahoma	Jan. 2007	27,600	86,400	Dec. 2009
Mountain View, Missouri	Mar. 2007	24,000	240,000	Feb. 2017
Red Wing, Minnesota	May 2007	63,780	318,900	May 2012
Red Wing, Minnesota	May 2007	16,200	67,770	Dec. 2011
Golden Valley, Minnesota	Mar. 2007	90,193	240,515	Feb. 2010
Wayzata, Minnesota	Oct. 2007	43,548	133,944	Dec. 2010
Total		$339,709	$1,365,561

(1)                                  Date lease was assumed from predecessor.

(2)                                  Total rent payable through the end of the lease term.

The executive offices of ApothecaryRx, located at 5500 Wayzata Boulevard, Suite 210, Golden Valley, Minnesota 55416 and consisting of 3,000 square feet, are occupied under a multiple-year (or long-term) lease arrangement that expires February 2010.  The annual rental payments under the lease arrangement is $90,193.

Management

Under the terms of the Operating Agreement of ApothecaryRx, LLC, the managers of ApothecaryRx are elected by the holders of a majority of the outstanding equity ownership interests of ApothecaryRx, LLC, which is currently held by Oliver Rx Investors, LLC, an Oklahoma limited liability company.  Oliver Rx, Investors, LLC is owned 53.3% by Oliver Company Holdings, LLC, which is owned by Roy T. Oliver, and 23.3% by Stanton Nelson, both of whom are our affiliates.  The managers of ApothecaryRx may be removed with or without cause by Roy T. Oliver through his indirect ownership of Oliver Rx, LLC, as the holder of a majority of the outstanding equity ownership of Oliver Company Holdings, LLC.  The managers have general control and supervision over the policies and operations of ApothecaryRx and direct the management and administration of its business and affairs.  The managers have the authority to designate and remove, with or without cause, any officer of ApothecaryRx, and may from time to time delegate the powers or duties of any officer of ApothecaryRx to any of its other officers or agents.

Set forth below is certain information with respect to the executive officers.  ApothecaryRx does not have a board of directors, unlike a corporation.  Executive officers are elected by the managers of ApothecaryRx and serve at their discretion.

Name	Age	Position with Apothecary Rx
Lewis P. Zeidner	52	President and Chief Executive Officer
James A. Cox, RPh	36	Vice President for Operations
Grant A. Christianson	38	Vice President for Finance & Accounting
Marc H. Wank	53	Vice President for Business Development

The following is a brief description of the business background of the executive officers of ApothecaryRx:

Lewis P. Zeidner has served as President and Chief Executive Officer of ApothecaryRx since its founding in 2006.  In 2003, he co-founded PrairieStone Pharmacy, LLC, a retail pharmacy chain that built and operated small footprint, highly automated pharmacies in grocery stores.  In 1996, Mr. Zeidner co-founded MedManagement, LLC a company that outsourced hospital and health system pharmacies.  He was President of MedManagement from 1999 until 2003.  Prior to 1999, Mr. Zeidner held various executive positions within healthcare companies including Baxter Healthcare and the Greenville Hospital System.

James A. Cox serves as Vice President for Operations of ApothecaryRx since its founding in 2006.  Prior to joining ApothecaryRx, he was the Director of Operations for PrairieStone Pharmacy, LLC, a chain of retail pharmacies in Minnesota and Michigan.  From 1993 through 2004, Mr. Cox held various operational management roles for Snyder Drug Stores, a regional chain of retail pharmacies.  He has his pharmacy degree from Drake University School of Pharmacy.

Grant A. Christianson has served as Vice President for Finance and Accounting of ApothecaryRx since August 2006.  Prior to joining ApothecaryRx, he was a Principal in a financial operations consulting firm that he founded in 2005.  Previously he has held financial management roles within Novartis and McKesson Corporations.

Marc H. Wank has served as Vice President for Business Development since September 2006.  Prior to joining ApothecaryRx. he held various executive and business development roles within Hancor, Summa Industries and Baxter Healthcare.  He has been responsible for acquisitions, mergers and sales in the United States and Asia.

Executive Officer Compensation

The following table sets forth the total compensation of the Chief Executive Officer, Chief Financial Officer and the other executive officers who received compensation in excess of $100,000 during 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus
Lewis P. Zeidner	2006	$60,000	$—
President and Chief Executive Officer

James A. Cox	2006	74,000	—
Vice President for Operations

Grant A. Christianson	2006	32,000	—
Vice President for Finance and Accounting

Mark H. Wank	2006	31,000	—
Vice President for Business Development

Indemnification Arrangements

Very similar to the provisions of the Oklahoma General Corporation Act that permit a corporation’s certificate of incorporation to eliminate in certain circumstances the monetary liability of its directors for a breach of their fiduciary duty as directors, the Operating Agreement of ApothecaryRx similarly limits the monetary liability of Lewis P. Zeidner and Stanton Nelson, its managers.  These provisions do not eliminate the liability of a manager (i) for a breach of the manager’s duty of loyalty to ApothecaryRx or the holders of its equity ownership interests; (ii) for acts or omissions by the manager not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) for any transaction from which the manager derived an improper personal benefit.  In addition, these provisions do not eliminate liability of a manager for violations of federal securities laws, nor do they limit the rights of ApothecaryRx or the rights of the holders of the equity ownership interests, in appropriate circumstances, to seek equitable remedies such as injunctive or other forms of non-monetary relief.  Such remedies may not be effective in all cases.

Furthermore, the Operating Agreement provides that ApothecaryRx will indemnify its manager, directors, officers, employees and agents.  Under such provisions, the Manager and any director, officer, employee or agent who in his or her capacity as Manager or an officer, director, employee or agent is made or threatened to be made, a party to any suit or proceeding, may be indemnified if the manager, director, officer, employee or agent acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of ApothecaryRx.  These indemnification provisions are not exclusive of any other rights that a manager or an officer, director, employee or agent may be entitled.  Insofar as indemnification for liabilities arising under the Operating Agreement or otherwise may be permitted to the manager, or an officer, director, employee or agent, we have been advised that in the opinion of the United States Securities and Exchange Commission indemnification is against public policy and is, therefore, unenforceable.

Risks Related to ApothecaryRx Retail Pharmacy Activities

ApothecaryRx faces a high level of competition in its markets.

ApothecaryRx operates in highly competitive markets. Its pharmacies compete against national, regional and local drugstore chains, discount drugstores, supermarkets, combination food and drugstores, discount general merchandise stores, mass merchandisers, independent drugstores and local merchants.  Major chain competitors include CVS, Rite Aid, Eckerd, Wal-Mart, Target and Walgreens.  In addition, other chain stores may enter market areas in which ApothecaryRx operates and become significant competitors in the future.  Many of ApothecaryRx’s competitors have greater financial and other resources than it has.  If any of its current competitors, or new competitors, were to devote significant resources to enhancing or establishing an increased presence within ApothecaryRx’s market areas, they could make it difficult for ApothecaryRx to maintain or grow its market share or maintain its margins, and its advertising and promotional costs could increase.  In addition to competition from the drugstore chains named above, ApothecaryRx also competes with hospitals, health maintenance organizations and Canadian imports.

Another adverse trend for retail store (“bricks and mortar” stores) pharmacies has been the rapid growth in mail-order and internet-based prescription processors.  These prescription distribution methods have grown in market share relative to retail store pharmacies in response to the rapid rise in drug costs experienced in recent years. Mail-order prescription distribution methods are perceived by employers and insurers as being less costly than traditional distribution methods and are being mandated by an increasing number of third-party pharmacy benefit managers, many of which also own and manage mail-order distribution operations as well as a growing number of employers and unions.  In addition to these forms of mail-order distribution, there have also been an increasing number of internet-based prescription distributors that specialize in offering certain high demand lifestyle drugs at deeply discounted prices.  A number of these internet-based distributors operate illicitly and outside the reach of regulations that govern legitimate retail store pharmacies.  Competition from Canadian imports has also been increasing significantly and also creates volume and pricing pressure.  Imports from foreign countries may increase further if recently introduced legislation seeking to legalize the importation of drugs from Canada and other countries is eventually enacted.  These alternate distribution channels have acted to restrain the rate of sales growth for traditional retail store pharmacies as well as the chain drug retailers in the last few years.

A majority of ApothecaryRx’s pharmacies are located in the Midwest and Southwest areas of the United States.  As a result, ApothecaryRx is sensitive to, and its success will be substantially affected by, economic conditions and other factors affecting this region of the United States, including the regulatory environment, the cost of energy, real estate, insurance, taxes and rent, weather, demographics, the availability of labor, and geopolitical factors such as terrorism.  A prediction of the future economic conditions in this region with certainty is not possible.

During an economic downturn, ApothecaryRx’s revenues and profitability could be materially adversely affected because of, among other things, a reduction in the size of the workforce in the region or the metropolitan area serviced by a pharmacy, reduced income levels, a resulting increase in shrinkage or a decline in population growth.  Those ApothecaryRx pharmacies located in the more urbanized or metropolitan markets (level one and two markets) may experience a higher rate of population shrink compared to the less densely populated markets (level three and lower markets).  Furthermore, ApothecaryRx’s operating results may be negatively affected by increased labor costs associated with the ongoing shortage of pharmacists within the areas served by it pharmacies and to a much lesser extent the increase in minimum wage rates.  Any other unforeseen events or circumstances that affect the area could also materially adversely affect ApothecaryRx’s revenues and profitability.

The failure of ApothecaryRx to successfully implement its growth plan may adversely affect its financial performance.

ApothecaryRx has grown primarily through store acquisitions, growing from three stores at the end of fiscal 2006 to 10 stores at the end of the third quarter of 2007.  ApothecaryRx intends to continue to grow incrementally through these methods.  Currently, ApothecaryRx plans to acquire six to eight established retail pharmacy stores each of the years 2007 through 2010.  As this growth plan is pursued, ApothecaryRx may encounter difficulties expanding and improving its operating and financial systems to keep pace with the increased complexity of the expanded operations and management responsibilities.  Also, ApothecaryRx may be unable to hire a sufficient number of qualified pharmacists in the acquired locations and market areas.  In addition, the cost of rent and utilities in most market areas has been increasing significantly, which increases the operating costs of its stores.

The success of ApothecaryRx’s growth strategy will also depend on a number of other factors, including, among other things:

•	economic conditions;
•	competition;
•	consumer preferences and purchasing power;
•	financing and working capital requirements;
•	ApothecaryRx’s ability to negotiate store leases on favorable terms; and
•	the availability of new store locations at a reasonable cost.

Even if ApothecaryRx succeeds in acquiring established stores as planned, those acquired stores may not achieve the projected revenue or profitability levels comparable to those of currently owned stores in the time periods estimated by ApothecaryRx or at all.  Moreover, ApothecaryRx’s newly acquired stores may adversely affect the revenues and profitability of its existing stores.  Failure of ApothecaryRx’s growth strategy may have a material adverse effect on its financial results.

ApothecaryRx requires a significant amount of cash flow from operations and third-party financing to pay its indebtedness, to execute its business plan and to fund its other liquidity needs.

ApothecaryRx may not be able to generate sufficient cash flow from operations, and future borrowings may not be available to it under existing loan facilities or otherwise in an amount ApothecaryRx will need to pay its indebtedness, to execute its business plan or to fund its other liquidity needs.  ApothecaryRx anticipates the need for approximately $6,300,000 in 2007 to fund acquisition of pharmacy customer files and other assets of the pharmacy sites acquired in 2007, and an additional approximately $4,600,000 for funding initial inventory and accounts receivables at sites acquired in 2007.  In addition, ApothecaryRx may need to refinance some or all of its current indebtedness at or before maturity.  There is no assurance that ApothecaryRx will be able to refinance any of its current indebtedness on commercially reasonable terms or at all.  Failure to generate or raise sufficient funds may require ApothecaryRx to modify, delay or abandon some of its future business growth strategies or expenditure plans.

Since its inception in July 2006, ApothecaryRx has incurred substantial losses from operations and those losses may continue and be substantial.

During the six months ended June 30, 2007, and the period of July 3 through December 31, 2006, ApothecaryRx incurred a net loss of $68,353 and $269,444, respectively.  These net losses have resulted in an accumulated deficit at June 30, 2007 of $337,797.  Because ApothecaryRx may continue to have a high level of operating expenses and interest expense, it is anticipated that additional net losses may be incurred in the foreseeable future until such time, if ever, that ApothecaryRx generates sufficient gross profit on revenues to support its operations or substantial reduction of operating expenses and indebtedness.  There is no assurance that ApothecaryRx will obtain profitable operations, in which case, the market value of our common stock may be adversely affected following completion of the Exchange.

ApothecaryRx’s operations are subject to unfavorable trends in the healthcare industry.

Pharmacy sales, which are lower-margin than front-end sales, represent a substantial percentage of ApothecaryRx’s total sales.  Pharmacy sales, including resales of certain retail inventory, accounted for approximately 98.2% of total sales in the six months ended June 30, 2007 and approximately 98.6% of total sales in the six-month period ended December 31, 2006.  Pharmacy sales not only have lower margins than non-pharmacy sales but are also subject to increasing margin pressure, as managed care organizations, insurance companies, government funded programs, employers and other third-party payers, which are collectively referred to as “third-party plans”, have become prevalent and as these plans continue to seek cost containment.  Also, any substantial delays in reimbursement, significant reduction in coverage or payment rates from third-party plans may have a material, adverse effect on ApothecaryRx’s business.  In addition, an increasing number of employers are now requiring participants in their plans to obtain some of their prescription drugs, especially those for non-acute conditions, through mail-order providers.  These factors and other factors related to pharmacy sales described below had a negative impact on ApothecaryRx’s pharmacy sales in the first six months of 2007 and could continue to have a negative impact in the future.  In addition, ApothecaryRx’s operating results may be affected adversely by recently enacted Medicare legislation.

The continued conversion of various prescription drugs to over-the-counter medications may materially reduce ApothecaryRx’s pharmacy sales and customers may seek to purchase those medications at non-pharmacy stores. Also, if the rate at which new prescription drugs become available slows or if new prescription drugs that are introduced into the market fail to achieve popularity, ApothecaryRx’s pharmacy sales may be adversely affected. The withdrawal of certain drugs from the market or concerns about the safety or effectiveness of certain drugs or negative publicity surrounding certain categories of drugs may also have a negative effect on ApothecaryRx’s pharmacy sales or may cause shifts in its pharmacy or front-end product mix.

Healthcare reform and enforcement initiatives of federal and state governments may also affect ApothecaryRx’s revenues from prescription drug sales. These initiatives include:

•	proposals designed to significantly reduce spending on Medicare, Medicaid and other government programs;
•	changes in programs providing for reimbursement for the cost of prescription drugs by third-party plans;
•	the Medicare Drug Act;
•	increased scrutiny of, and litigation relating to, prescription drug manufacturers’ pricing and marketing practices; and
•	regulatory changes relating to the approval process for prescription drugs.

These initiatives could lead to the enactment of, or changes to, federal regulations and state regulations that could adversely impact ApothecaryRx’s prescription drug sales and, accordingly, its results of operations.  There is uncertainty regarding the nature of additional healthcare reform initiatives, if any, that may be implemented, or whether there will be other changes in the administration of governmental healthcare programs or interpretations of governmental policies or other changes affecting the healthcare system.  Future healthcare or budget legislation or other changes, including those referenced above, may materially adversely impact ApothecaryRx’s pharmacy business.

Changes in reimbursement levels for prescription drugs continue to reduce ApothecaryRx’s margins on pharmacy sales and could have a material, adverse effect on its overall performance.

During the six months ended June 30, 2007 and the period of July 3 through December 31, 2006, ApothecaryRx was wholly or partially reimbursed by third-party plans for approximately 85% and 79% of the prescription drugs that ApothecaryRx sold, respectively.  The percentage of prescription sales reimbursed by third-party plans has been increasing, and ApothecaryRx expects that percentage to continue to increase.  Prescription sales reimbursed by third-party plans, including Medicare and Medicaid plans, may have lower gross margins than other pharmacy sales.  Third-party plans may not increase reimbursement rates sufficiently to offset expected increases in prescription acquisition costs, thereby reducing ApothecaryRx’s margins and adversely affecting ApothecaryRx’s profitability. In addition, continued increases in co-payments by third-party plans may result in decreases in drug usage.

In particular, Medicare and Medicaid programs are subject to statutory and regulatory changes, retroactive and prospective reimbursement rate adjustments, administrative rulings, executive orders and freezes and funding restrictions, all of which may significantly impact ApothecaryRx’s pharmacy operations.  For the period ended December 31, 2006, 35.2% of ApothecaryRx’s total prescription sales were paid for by Medicaid or Medicare.  Over the last several years, a number of states experiencing budget deficits have moved to reduce Medicaid prescription reimbursement rates.

The Medicare Drug Act, enacted in 2003, created a new Medicare Part D benefit that expanded Medicare coverage of prescription drugs for senior citizens not participating in third-party plans and became effective in 2006.  Sales to those customers represented 31.6% of ApothecaryRx’s total revenue during the period of July 3 (inception) through  December 31, 2006.  This new Medicare coverage is expected to result in decreased pharmacy margins resulting from lower reimbursement rates than ApothecaryRx’s current margins on prescriptions that are not subject to third-party plan reimbursement.

ApothecaryRx’s failure to comply with all of the government regulations that apply to its business may result in substantial reimbursement obligations, damages, penalties, injunctive relief or exclusion from participation in federal or state healthcare programs.

ApothecaryRx’s pharmacy operations are subject to a variety of complex federal, state and local government laws and regulations, including federal and state civil fraud, anti-kickback and other laws.  ApothecaryRx endeavors to structure all of its relationships to comply with these laws.  However, if any of ApothecaryRx’s operations are found to violate these or other government regulations, ApothecaryRx could suffer severe penalties, including suspension of payments from government programs; loss of required government certifications; loss of authorizations to participate in or exclusion from government reimbursement programs, including Medicare and Medicaid programs; loss of licenses; significant fines or monetary penalties for anti-kickback law violations, submission of false claims or other failures to meet reimbursement program requirements.

Federal and state laws require ApothecaryRx’s pharmacists to offer counseling, without additional charge, to its customers about medication, dosage, delivery systems, common side effects and other information the pharmacists deem significant.  ApothecaryRx’s pharmacists may also have a duty to warn customers regarding any potential negative effects of a prescription drug if the warning could reduce or negate these effects.  Violations of federal, state, and common law privacy protections could give rise to significant damages, penalties, or injunctive relief.  Additionally, ApothecaryRx is subject to federal and state regulations relating to its pharmacy operations, including purchasing, storing and dispensing of controlled substances.  Increases in the federal minimum wage rate, employee benefit costs or other costs associated with employees could significantly increase ApothecaryRx’s cost of operations, which could materially adversely affect its level of profitability.

ApothecaryRx relies on a primary supplier of pharmaceutical products to sell products to ApothecaryRx on satisfactory terms.  A disruption in ApothecaryRx’s relationship with this supplier could have a material, adverse effect on its business.

ApothecaryRx is party to long-term, merchandise supply agreements in the normal course of business. The largest of these is with Cardinal Healthcare, Inc, our primary pharmaceutical supplier that supplied approximately 62% and 74% of our pharmaceutical products in the period of July 3 (inception) through December 31, 2006 and six months ended June 30, 2007, respectively.  It is the opinion of ApothecaryRx’s management that if any of these agreements were terminated or if any contracting party was to experience events precluding fulfillment of its obligations, ApothecaryRx would be able to find a suitable alternative supplier, but possibly not without significant disruption to its business.  This could take a significant amount of time and result in a loss of customers.

ApothecaryRx may be unable to attract, hire and retain qualified pharmacists, which could harm its business.

As its business expands, ApothecaryRx believes that its future success will depend greatly on its ability to attract and retain highly skilled and qualified pharmacists.  The pharmacy industry is experiencing an ongoing shortage of licensed pharmacists.  As a result, competition for qualified pharmacists and other pharmacy professionals has been especially strong, resulting in higher salaries, which ApothecaryRx continues to match by raising the salaries of its pharmacists.  Although ApothecaryRx has generally been able to meet its pharmacist staffing requirements, its inability to do so in the future at costs that are favorable to it, or at all, could negatively impact ApothecaryRx’s revenue, and its customers could experience lower levels of customer service.

ApothecaryRx may be subject to significant liability should the consumption of any of ApothecaryRx’s products cause injury, illness or death.

Products that ApothecaryRx sells could become subject to contamination, product tampering, mislabeling or other damage requiring ApothecaryRx to recall products previously dispensed or sold.  In addition, errors in the dispensing and packaging of pharmaceuticals could lead to serious injury or death.  Product liability claims may be asserted against ApothecaryRx with respect to any of the products or pharmaceuticals it sells and ApothecaryRx may be obligated to recall products it has previously sold.  A product liability judgment against ApothecaryRx or a product recall could have a material, adverse effect on its business, financial condition or results of operations.

ApothecaryRx depends on its management team, and the loss of their services could have a material, adverse effect on its business.

ApothecaryRx’s success depends to a large extent on the continued service of its executive management team.  Departures by ApothecaryRx’s executive officers could have a negative impact on its business, as ApothecaryRx may not be able to find suitable management personnel to replace departing executives on a timely basis.  ApothecaryRx does not maintain key-man life insurance on any of its executive officers.

Continued volatility in insurance related expenses and the markets for insurance coverage could have a material adverse effect on ApothecaryRx.

The costs of employee health, workers’ compensation, property and casualty, general liability, and other types of insurance have continued to rise.  These conditions have been exacerbated by rising healthcare costs, legislative changes, economic conditions and the terrorist attacks of September 11, 2001.  To mediate the risks of these costs to the business ApothecaryRx has entered into a co-employment relationship with a national professional employer organization (“PEO”).  Through this relationship the PEO negotiates employee health and workers’ compensation premiums on behalf of a large number of small and medium sized employers and can offer these coverages at a significantly lower cost than could ApothecaryRx.  Additionally, the larger population in the pool of employees protects ApothecaryRx from some of the volatility characteristic of small employee groups.  If ApothecaryRx’s insurance-related costs through the PEO or directly continue to increase significantly, or if ApothecaryRx is unable to obtain adequate levels of insurance, its financial position and results of operations could be materially adversely affected.

Certain risks are inherent in providing pharmacy services, and ApothecaryRx’s insurance may not be adequate to cover any claims against it.

Pharmacies are exposed to risks inherent in the packaging, dispensing and distribution of pharmaceuticals and other healthcare products.  Although ApothecaryRx maintains professional liability and errors and omissions liability insurance, the coverage limits under its insurance programs may not be adequate to protect ApothecaryRx against future claims, and it may not maintain this insurance on acceptable terms in the future, which could materially adversely affect its business.

Requirements associated with the evaluation of internal controls required by Section 404 of the Sarbanes-Oxley Act of 2002 have required and will require significant expenditures, company resources and management attention.

It is anticipated that ApothecaryRx is not currently in compliance with Section 404 of the Sarbanes-Oxley Act.  Following the exchange-acquisition, ApothecaryRx may be unable to comply with the requirements of Section 404 in a timely manner, in which event we and ApothecaryRx could be subject to scrutiny by the Securities and Exchange Commission.  Moreover, effective internal controls, particularly those related to revenue recognition, are necessary for we and ApothecaryRx to produce reliable financial reports and are important and helpful in preventing financial fraud.  If ApothecaryRx cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our stock could drop significantly.

Results of Operations

The following table sets forth selected results of ApothecaryRx’s operations for the six months ended June 30, 2007 and the period from inception, July 3, 2006 to December 31, 2006.  The following information was derived and taken from ApothecaryRx’s unaudited financial statements as June 30, 2007 and ApothecaryRx’s audited financial statements as of December 31, 2006 appearing elsewhere in this report.

	Six Months Ended June 30, 2007	Period from July 3, 2006 to December 31, 2006

Net revenues	$15,741,889	$6,834,657

Cost of goods sold	12,213,912	5,512,033

Gross profit	3,527,977	1,322,624

Operating Expenses:
Selling, general and administrative expenses	3,070,962	1,402,914
Depreciation and amortization	193,290	68,409

Total operating expenses	3,264,252	1,471,323

Operating income (loss)	263,725	(148,699)

Other Income (Expense):
Interest expense, net	(332,078)	(120,745)

Net loss	$(68,353)	$(269,444)

Discussion of Periods Presented

ApothecaryRx began operations on July 3, 2006.  As a result, ApothecaryRx does not have adequate financial history to provide direct comparisons of the periods presented to the respective periods in the previous year.  The following discussion provides an overview of the results of operations provided and the current financial trends of ApothecaryRx.

During the period from inception (July 3, 2006) to December 31, 2006, ApothecaryRx operated one pharmacy location from July 3, 2006 until October 31, 2006 and three pharmacy locations from November 1, 2006 until December 31, 2006.

During the six month period ended June 30, 2007, ApothecaryRx operated five pharmacy locations from January 2007 until March 2007, six locations from March 2007 to May 2007 and eight locations from May 2007 to June 2007.

Sales of prescription drugs including sales of over-the-counter drugs, represented 99.9% of total sales in the six months ended June 30, 2007, compared to 100% of total sales in the period ended December 31, 2006.  The number of generic prescriptions filled represented 67.8% of total prescriptions filled in the first six months of 2007, as compared to 66.8% of total prescriptions filled in the period ended December 31, 2006.  The percentage of generic prescriptions dispensed increased by 100 basis points (“bp”) in the six months ended June 30, 2007, resulting in a reduction of the pharmacy same-store sales growth by approximately 0.9 bp.  The trend of increases in generic prescriptions filled is the result of several high-volume branded drug patent expirations that have enabled the introduction of lower-cost generic alternatives, accompanied by efforts to improve overall consumer awareness of those generic alternatives.

Gross margins on sales covered by third-party plans are generally lower than other prescription drug sales because of the highly competitive nature of pricing for this business and the purchasing power of third-party plans. The Medicare Drug Act, which created a new Medicare Part D benefit that expanded Medicare coverage of prescription drugs for senior citizens not participating in third-party plans, became effective in 2006.  Those customers represented approximately 31% of ApothecaryRx’s total revenue during the six months ended June 30, 2007.  The new senior citizen Medicare coverage is expected to result in decreased pharmacy margins resulting from lower reimbursement rates than our current margins on prescriptions that are not subject to third-party plan reimbursement. Although there is no assurance, it is anticipated that over time increased utilization of prescription drugs by senior citizens participating in the new programs (that previously were cash paying customers) will offset the effect of lower margins on ApothecaryRx’s revenues.  State Medicaid programs that provide prescription benefits to low-income households and individuals have historically represented approximately 10% of ApothecaryRx’s pharmacy sales.

It is anticipated that the higher volume of pharmacy sales to third-party plan customers will offset these lower gross profit margins.  Furthermore, it is anticipated that increased third-party plan sales will generate additional general merchandise sales by increasing customer traffic in ApothecaryRx’s stores.  As of June 30, 2007, ApothecaryRx had contracts with over 5,000 third-party plans, including virtually all major third-party plans in its market areas.

Medicaid reimbursement rates to drugstore providers are regulated under state administered programs.  Over the last several years, a number of states experiencing budget deficits have moved to reduce Medicaid reimbursement rates to participating drugstore providers.  Under the Medicaid guidelines, providers cannot refuse to dispense prescriptions to Medicaid recipients who claim that they do not have the means to pay the required co-payments.  Most Medicaid recipients decline to make the co-payments, resulting in the requirement for the provider to absorb this cost.  These state increased co-payments for Medicaid are expected to result in reduced reimbursements and accordingly revenue the amount of which is currently indeterminable.  Furthermore, Congress has been considering certain additional changes to reduce reimbursement formulas for state Medicaid programs. These changes, if enacted and passed on to providers through the state reimbursement formulas, could reduce revenue and adversely impact future pharmacy gross margins.

In an effort to offset some of the adverse pharmacy gross margin impacts from the trends discussed above, there has been an intensified effort on the part of pharmacy retailers to support increased utilization of lower-priced,  higher-margin generic prescriptions in place of branded medications.  Improved generic utilization rates in addition to lower fees for distribution of drugs as ApothecaryRx adds pharmacies and total drug purchases may enable ApothecaryRx to slow the downward trend on gross margins for prescription sales.

Liquidity and Capital Resources

ApothecaryRx’s liquidity and capital resources are provided principally through cash generated from operations, bank financing and issuance of promissory notes to sellers.  ApothecaryRx’s cash and cash equivalents at June 30, 2007 totaled approximately $903,000.  As of June 30, 2007, ApothecaryRx had a working capital deficiency of approximately $8,601,000.

ApothecaryRx expects to meet its obligations as they become due through available cash and funds generated from its operations supplemented as necessary by debt financing.  ApothecaryRx expects to generate positive working capital through its operations.  However, there are no assurances that ApothecaryRx will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations or (2) obtain additional financing through debt financing to support its capital commitments and working capital requirements.  ApothecaryRx’s principal capital commitments during the next 12 months primarily involve payments of its indebtedness obligations of approximately $10,859,000, including its bank line of credit, which include the following as of June 30, 2007:

•

ApothecaryRx has a bank line of credit (“LOC”) of $20 million with a variable interest rate of 0.75 percentage points less than prime as published in the Wall Street Journal. As of June 30, 2007, $8,775,000 of the LOC was outstanding, primarily used to finance new pharmacy acquisitions, and had a maturity date of June 24, 2008. This line of credit is collateralized by substantially all of the ApothecaryRx’s assets and is personally guaranteed by some of the equity interest owners of ApothecaryRx. ApothecaryRx expects the maturity date of the LOC will be extended on or before the current maturity date.

•

On July 3, 2006 as part of the acquisition of Ken’s Discount Pharmacy, ApothecaryRx entered into a promissory note with the seller for $1,100,000 at an interest rate of 6.0% for a term of three years. The note will be repaid in three equal annual installments of $411,521, the first of which was paid on July 3, 2007. During the 12 months ending October 31, 2008, ApothecaryRx’s principal and interest payments will be approximately $412,000.

•

On July 3, 2006 as part of the acquisition of Ken’s Discount Pharmacy, ApothecaryRx entered into a five year non-compete agreement with the seller which included a purchase price holdback of $110,000 at zero interest for a term of three years. The non-compete payments are made on a straight-line basis over the term of the agreement at a rate of $3,056 per month which commenced in August 2006. During the 12 months ending October 31, 2008, ApothecaryRx’s principal and interest payments will be approximately $37,000.

•

On November 1, 2006 as part of the acquisition of Hapeth Prescription Shop, ApothecaryRx entered into a promissory note with the seller in the principal amount of $942,480 bearing interest at 7.25% year for a term of three years. Repayment of the promissory note will be made in two phases. The first phase is an annual payment of principal and interest of $385,008 on November 1, 2007. The second phase is a monthly payment of $28,203 over the remaining two years of the note term which began December 1, 2006. During the 12 months ending October 31, 2008, ApothecaryRx’s principal and interest payments will be approximately $338,000.

•

On November 1, 2006 as part of the acquisition of Hapeth Prescription Shop, ApothecaryRx entered into a three year non-compete agreement with the seller which included a purchase price holdback of $235,620 at zero interest for a term of three years. The non-compete payments are made on a straight-line basis over the term of the agreement at a rate of $6,545 per month which commenced in December 2006. During the 12 months ending October 31, 2008, ApothecaryRx’s principal and interest payments will be approximately $79,000.

•

On January 1, 2007 as part of the acquisition of Cox Pharmacy, the Company entered into a promissory note with the seller for $950,000 at 7.25% interest for a term of three years. Repayment of the promissory note will be made in three equal annual installments of $363,654, the first of which is due and payable on December 29, 2007. During the 12 months ending October 31, 2008, ApothecaryRx’s principal and interest payments will be approximately $364,000.

•

On January 1, 2007 as part of the acquisition of Cox Pharmacy, ApothecaryRx entered into a five year non-compete agreement with the seller which included a purchase price holdback of $190,000 at zero interest. The non-compete payments are made on a straight-line basis over the term of the agreement at a rate of $3,167 per month which commenced in February 2007. During the 12 months ending October 31, 2008, ApothecaryRx’s principal and interest payments will be approximately $38,000.

•

On March 1, 2007 as part of the acquisition of Bolerjack Discount Drug, the Company entered into a promissory note with the seller in the principal amount of $487,500 bearing interest at 7.0% for a term of three years. Repayment of the promissory note will be made in three equal annual installments of $185,763 the first of which will be due on February 1, 2008. During the 12 months ending October 31, 2008, ApothecaryRx’s principal and interest payments will be approximately $186,000.

•

On March 1, 2007 as part of the acquisition of Bolerjack Discount Drug, ApothecaryRx entered into a five year non-compete agreement with the seller which included a purchase price holdback of $162,500 bearing interest at 7.0% per year. The non-compete payments, which include principle and interest, are made on a straight-line basis over the term of the agreement at a rate of $3,218 per month which commenced in April 2007. During the 12 months ending October 31, 2008, ApothecaryRx’s principal and interest payments will be approximately $39,000.

Furthermore, subsequent to June 30, 2007, ApothecaryRx completed two pharmacy acquisition.  On August 27, 2007, ApothecaryRx acquired certain assets, including inventory, of Barnes Pharmacy for $2,325,000.  This acquisition was financed in part through a draw on ApothecaryRx's line of credit for $1,400,000, the seller financed $920,000 and the remaining $5,000 was funded with cash flows from operations.  On October 1, 2007, ApothecaryRx acquired certain assets, including inventory, of Wolf's Wayzata Pharmacy for $1,014,000.  This acquisition was financed in part through a draw on ApothecaryRx's line of credit for $743,000 and the seller financed $271,250.

Operating activities for the six months ended June 30, 2007, provided net cash of $430,453.  Operating activities included net cash attributable to operations adjusted for depreciation and amortization that was further enhanced by increases in accounts payable and other liabilities and a decrease in other assets.  Operating uses of cash related primarily to increases in accounts receivable and inventory.

Investing activities for the six months ended June 30, 2007 used net cash of $4,532,746 primarily as a result pharmacy acquisitions and the purchase of fixed assets.

Financing activities during the six months ended June 30, 2007 generated net cash of $4,200,000 from advances on loans.

                      UNAUDITED PRO FORMA COMBINING CONSOLIDATED FINANCIAL INFORMATION

Set forth below are unaudited pro forma consolidated financial statements presenting the pro forma effects of the Exchange, assuming that the Exchange occurred on the date of the balance sheet and at the beginning of each period for which results of operations are presented.  The Exchange will be accounted for as a reverse acquisition of us by SDC Holdings and ApothecaryRx for financial accounting purposes, but not for legal purposes.  The pro forma information is derived from and should be read in conjunction with the financial statements presented elsewhere in this Memorandum.  See “Notes to Unaudited Pro Forma Combining Consolidated Statements,” below.  The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have been achieved if the Exchange included in the pro forma adjustments had been consummated in accordance with the assumptions set forth below, nor is it necessarily indicative of future operating results or financial position.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of June 30, 2007

	Historical			Pro Forma
	Graymark Productions	SDC Holdings	ApothecaryRx	Adjustments The Exchange	Pro Forma Combined
				(Notes 2-5)
ASSETS

Cash and cash equivalents	$832,326	$358,600	$902,928	$(750,000)	$1,343,854
Accounts receivable, net	—	1,953,626	2,245,931	—	4,199,557
Inventories	—	—	2,931,331	—	2,931,331
Other current assets	—	40,428	40,035	—	80,463

Total current assets	832,326	2,352,654	6,120,225	(750,000)	8,555,205

Fixed assets, net	10,220	1,388,279	379,031	—	1,777,530
Investment in films	2,410,368	—	—	(2,099,868)	310,500
Goodwill	—	13,912,354	5,944,656	—	19,857,010
Intangible assets, net	—	—	4,022,599	—	4,022,599
Other assets	14,794	63,949	—	—	78,743

Total assets	$3,267,708	$17,717,236	$16,466,511	$(2,849,868)	$34,601,587

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Accounts payable	$32,413	$257,708	$2,661,800	$—	$2,951,921
Accrued liabilities	102,878	230,580	1,652,040	125,000	2,110,498
Unearned revenue	124,790	—	—	—	124,790
Current portion of convertible notes payable, net of discounts of $57,729	1,442,271	—	—	(1,442,271)	—
Line of credit	—	298,386	—	—	298,386
Notes payable	—	73,880	8,775,000	—	8,848,880
Current portion of long-term debt	—	393,930	1,632,490	—	2,026,420

Total current liabilities	1,702,352	1,254,484	14,721,330	(1,317,271)	16,360,895

Long-term debt, net of current current portion	—	13,117,943	2,081,978	—	15,199,921

Total liabilities	1,702,352	14,372,427	16,803,308	(1,317,271)	31,560,816

Minority interests	1,449,833	220,958	—	—	1,670,791

Shareholders’ Equity:
Common stock $0.0001 par value, 90,000,000 shares authorized; 8,745,183 issued and outstanding outstanding before the Exchange 108,745,183 after the Exchange	874	—	—	10,450	11,324
Paid-in capital	4,490,695	2,990,000	1,000	1,758,470	9,125,605
Accumulated deficit	(4,376,046)	133,851	(337,797)	(3,301,517)	(7,881,509)

Total shareholders’ equity	115,523	3,123,851	(336,797)	(1,532,597)	1,369,980

Total liabilities and shareholders’ equity	$3,267,708	$17,717,236	$16,466,511	$(2,849,868)	$34,601,587

The accompanying notes are an integral part of this unaudited pro forma consolidated balance sheet.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Period Ended June 30, 2007

	Historical
	For the Six Months Ended June 30, 2007				Pro Forma
	Graymark Productions	SDC Holdings	Otter Creek	ApothecaryRx	Adjustments The Exchange	Pro Forma Combined
					(Notes 2-5)
Film revenues	$77,270	$—	$—	$—	$—	$77,270
Service revenues	—	3,221,073	381,251	—	—	3,602,324
Net sales	—	719,415	124,816	15,741,889	—	16,586,120

Total revenue	77,270	3,940,488	506,067	15,741,889	—	20,265,714

Cost of services	—	1,086,850	126,972	—	—	1,213,822
Cost of sales	—	303,461	36,690	12,213,912	—	12,544,063

Total cost of services and sales	—	1,390,311	163,662	12,213,912	—	13,767,885

Gross profit	77,270	2,550,177	342,405	3,527,977	—	6,497,829

Expenses:
Direct operating	70,305	759,701	159,192	—	—	989,198
Selling, general and administrative	165,376	824,978	137,595	3,070,962	125,000	4,323,911
Impairment of investment in films	—	—	—	—	2,099,868	2,099,868
Impairment of goodwill	—	—	—	—	5,280,317	5,394,966
Depreciation and amortization	1,527	115,425	29,394	193,290	—	339,636

Total expenses	237,208	1,700,104	326,181	3,264,252	7,505,185	13,148,579

Operating income (loss)	(159,938)	850,073	16,224	263,724	(7,505,185)	(6,535,102)

Other Income (Expense):
Interest and other income	15,250	—	—	—	—	15,250
Interest expense	(220,555)	(424,849)	(18,383)	(332,078)	(57,729)	(1,053,594)

Net other income (expense)	(205,305)	(424,849)	(18,383)	(332,078)	(57,729)	(1,038,344)

Net income (loss) before minority interests and provision for income taxes	(365,243)	425,224	(2,159)	(68,353)	(7,562,914)	(7,688,094)

Minority interests	(2,681)	(291,373)	(3,404)	—	—	(297,458)
Provision for income taxes	—	—	—	—	—	—

Net income (loss)	$(367,924)	$133,851	$(5,563)	$(68,353)	$(7,562,914)	$(7,985,552)

Net loss per share of common stock, basic and diluted	$(0.04)					$(0.07)

Weighted average number of common shares outstanding, basic and diluted	8,683,645					114,702,001

The accompanying notes are an integral part of this unaudited pro forma consolidated statement.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Period Ended December 31, 2006

	Historical			Pro Forma
	Graymark Productions	Otter Creek	ApothecaryRx	Adjustments The Exchange	Pro Forma Combined
				(Notes 2-5)
Film revenues	$404,276	$—	$—	$—	$404,276
Service revenues	—	5,238,018	—	—	5,238,016
Net sales	—	1,503,379	6,834,657	—	8,338,038

Total revenue	404,276	6,741,397	6,834,657	—	13,980,330

Cost of services	—	1,434,441	—	—	1,434,441
Cost of sales	—	493,960	5,512,033	—	6,005,993

Total cost of services and sales	—	1,928,401	5,512,033	—	7,440,434

Gross profit	404,276	4,812,996	1,322,624	—	6,539,896

Expenses:
Direct operating	333,764	1,306,709	—	—	1,640,473
Selling, general and administrative	379,246	1,509,900	1,402,914	—	3,292,060
Impairment of investment in films	1,545,014	—	—	—	1,545,014
Depreciation and amortization	4,578	181,008	68,409	—	253,995

Total expenses	2,262,602	2,997,617	1,471,323	—	8,754,410

Operating income (loss)	(1,858,326)	1,815,379	(148,699)	—	(191,646)

Other Income (Expense):
Interest and other income	32,237	4,044	—	—	36,281
Interest expense	(369,729)	(119,088)	(120,745)	—	(609,562)

Net other income (expense)	(337,492)	(115,044)	(120,745)	—	(573,281)

Net income (loss) before minority interests and provision for income taxes	(2,195,818)	1,700,335	(269,444)	—	(764,927)

Minority interests	(19,142)	(651,032)	—	—	(670,174)

Provision for income taxes	—	—	—	—	—

Net income (loss)	$(2,214,960)	$1,049,303	$(269,444)	$—	$(1,435,101)

Net loss per share of common stock, basic and diluted	$(0.26)				$(0.01)

Weighted average number of common shares outstanding, basic and diluted	8,409,481				114,702,001

The accompanying notes are an integral part of this unaudited pro forma consolidated statement.

NOTES TO UNAUDITED PRO FORMA COMBINING

CONSOLIDATED FINANCIAL STATEMENTS

(1)  BASIS FOR PRESENTATION

The pro forma combining consolidated balance sheet and statements of operations present the pro forma effects of (i) the acquisition by Graymark Productions (“Graymark”) of the outstanding equity ownership interests in SDC Holdings LLC and ApothecaryRx LLC in exchange for 102,000,000 shares of the Graymark common stock (the “Exchange”).  The Exchange will be accounted for as a reverse acquisition of Graymark by SDC Holdings and ApothecaryRx using the purchase method of accounting.  Graymark anticipates that approximately $5,395,000 in value of the common stock shares will constitute excess purchase price over the net assets of Graymark, based upon the historical net tangible book value per share of Graymark of $0.01 at June 30, 2007, and the fair value per share of $0.39.  “Fair value” is the term used to describe the value attributed to the common stock in making purchase accounting adjustments and is based on the average market price of the common stock during the six months ended June 30, 2007.  This value is subject to adjustment based on the value determined as of the closing of the Exchange.

The accompanying unaudited pro forma combining consolidated statements of operations are presented assuming the Exchange was consummated on the first day of the period presented.  The unaudited pro forma combining consolidated balance sheet as of June 30, 2007, is presented assuming the Exchange occurred on that date.  On January 31, 2007, SDC Holdings acquired Otter Creek Investments, Inc. (“Otter Creek”).  The operations of Otter Creek for the year ended December 31, 2006 and the one month ended January 31, 2007 are included in the pro forma combining consolidated statements of operations to provide for consistent reporting.

The historical information presented for Graymark (i) as of December 31, 2006 and the year then ended, is derived from the audited consolidated financial statements contained in our Annual Report on Form 10-KSB  accompanying this Information Statement, and (ii) as of June 30, 2007 and for the six months then ended, is derived from the unaudited consolidated financial statements of Graymark contained in our Quarterly Report on Form 10-QSB accompanying this Information Statement.

The historical information presented for SDC Holdings (i) for the year ended December 31, 2006, is derived from the audited financial statements of Otter Creek (the predecessor to SDC Holdings), (ii) as of June 30, 2007, and for the five month period then ended, is derived from the unaudited financial statements of SDC Holdings as of and for the period ended on that date, and (iii) the one month period ended January 31, 2007 is derived from the unaudited financial statements of Otter Creek Investments, Inc. (the predecessor to SDC Holdings), included in this Information Statement.

The historical information presented for ApothecaryRx (i) for the period from inception (July 3, 2006) to December 31, 2006, is derived from the audited financial statements of ApothecaryRx for the period ended on that date, and (ii) as of June 30, 2007, and for the six months then ended, is derived from the unaudited financial statements of ApothecaryRx as of and for the period ended on that date, included in this Information Statement.

The pro forma financial information presented in the unaudited pro forma combining consolidated financial statements is not necessarily indicative of the financial position and results of operations that would have been achieved had the assets and liabilities been owned by a single corporate entity.   The results of operations presented  in  the unaudited pro forma combining statements of operations are not necessarily indicative of the results of future operations of Graymark following consummation of the Exchange.

(2)  ADJUSTMENTS — THE EXCHANGE:

The accompanying unaudited pro forma consolidated financial statements have been adjusted to give effect to the Exchange as follows:

(a)	To record the excess purchase price over the net assets of Graymark of $5,934,966 and $125,000 of estimated costs associated with the Exchange.

(b)

Impairment of the entire amount of goodwill recorded for Graymark in the amount of $5,934,966 for the period ended June 30, 2007. This adjustment is based on Graymark’s inability to sustain profitability on a stand-alone basis.

(c)

Write-down of film investment is $2,099,868 for the periods ended June 30, 2007. This adjustment is based on the estimates of the ultimate revenues of Graymark’s produced motion pictures excess purchase price as of September 30, 2007. This is a pro forma adjustment to reflect the actual write-down made in September 2007 as a result of information received from our distribution partners.

(d)	Income taxes reflect the effect of the historical earnings of SDC Holdings and ApothecaryRx and the pro forma adjustments of the Exchange at the federal and state statutory rates.

(e)	Retirement of Graymark’s $750,000 note payable for cash and conversion of its remaining $750,000 note payable into 3,600,000 common stock shares.

(3)   NET INCOME PER SHARE

Pro forma per share calculations for Graymark are based upon the weighted average number of common stock shares expected to be outstanding after consummation of the Exchange.

(5)  INCOME TAXES

The provision for income taxes is based on the federal corporate statutory 34% income tax rate, plus an estimated 5% rate for state income taxes, and reflects limitations on Graymark’s ability to utilize its loss carryforwards as a result of the Exchange.

Amendment of Our Certificate of Incorporation

In connection with the Exchange, we are required to increase the number of our authorized common stock shares from 90,000,000 to 500,000,000 to permit the issuance of 102,000,000 shares in connection with the Exchange, which will require amendment of our Certificate of Incorporation (the “Share Authorization Amendment”).  In addition, we have elected to change our name from “Graymark Productions, Inc.” to “Graymark Healthcare, Inc.” to more appropriately reflect the nature of our business on a going forward basis following completion of the Exchange, which also will required amendment of our Certificate of Incorporation (the “Name Change Amendment”).  Our Board of Directors approved the Share Authorization Amendment and Name Change Amendment that  upon proper filing with the Secretary of State of the State of Oklahoma will become effective. A copy of the Amended Certificate of Incorporation is attached as Appendix C.  Immediately following the 20 days after initial delivery of this Information Statement to our shareholders, the Shareholder Consent will be executed approving of the Share Authorization Amendment and the Name Change Amendment, the Amended Certificate of Incorporation will be filed and one day thereafter the Exchange will be closed.

Restrictions on Resale of Common Stock Share; Registration Rights

Our 102,000,000 common stock shares issued in the Exchange will constitute “restricted securities” under within the meaning of Rule 144 promulgated under the Securities Act of 1933 Act, as amended (the “1933 Act”).  These common stock shares will not be registered under the 1933 Act.

Until a registration statement covering the common stock shares issued to the owners of SDC Holdings and ApothecaryRx in connection with the Exchange, those shares may be sold only in accordance with the provisions of Rule 144, pursuant to an effective registration statement under the 1933 Act or in transactions exempt from the registration requirements.  Rule 144 provides, in general, that those common stock shares may be sold by an affiliate only if the shares have been held for at least one year and (i) we are current in our reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ii) the affiliate has held the common stock shares for at least two years; (iii) the sale of the common stock by the affiliate, when aggregated with all other sales by the affiliate during the immediately preceding three months, does not exceed the greater of (A) 1.0% of the outstanding common stock shares as shown by our most recent report or published statement, (B) if the common stock shares are then listed on a national securities exchange or quoted by an automated quotation system of a registered securities association, the average weekly reported volume of trading in our common stock during the four-week period preceding the notice of sale under Rule 144, or if no such notice is required, the date of receipt of the order to execute the transaction by the broker or the date of execution of the transaction directly with a market maker, or (C) the average weekly volume of trading in our common stock reported through the consolidated transaction reporting system contemplated by Rule 11Aa3-1 under the “Exchange Act”, during the four-week period specified in (B); and (iv) the common stock shares are sold in “brokers’ transactions” within the meaning of Rule 144.

Because the common stock shares will be issued pursuant to exemptions from the registration requirements of the 1933 Act and the applicable state securities laws, they will not be eligible for immediate resale in the public market.  However, we agreed, at our expense, to use our best efforts to file a registration statement under the 1933 Act as soon as practicable with respect to the common stock shares issued to the owners of SDC Holdings and ApothecaryRx following completion of the Exchange.  We further agreed to maintain effectiveness of the registration at our sole cost and expense until the common stock shares may be sold by without registration under the 1933 Act. Upon effectiveness of the registration statement, the common stock shares will be eligible for immediate resale in the public market.

MANAGEMENT

Directors and Executive Officers

Set forth below is certain information with respect to our executive officers, current directors and nominee directors.  Directors are generally elected at the annual shareholders’ meeting and hold office until the next annual shareholders’ meeting and until their successors are elected and qualify.  Executive officers are elected by our board of directors and serve at its discretion.  Our Bylaws provide that the board of directors shall consist of such number of members as the board may from time to time determine by resolution or election, but not less than  three and not more than nine.  Our board of directors currently consists of five individuals.

Name	Age	Position with Graymark

John Simonelli(1)	60	Chairman of the Board and Chief
		Executive Officer

Harry G. “Gray” Frederickson, Jr.(1).	69	President and Chief Operating Officer

Mark R. Kidd(1)(2)	41	Chief Financial Officer and Secretary

Fred Roos(2)	72	Director

George “Fritz” Kiersch(2)	56	Director

Lewis B. Moon	41	Director

Stanton Nelson	35	Director

Joseph Herroz, Jr.		Nominee Director

Rick D. Simpson	47	Nominee Director

(1)	Serves on our Compensation Committee.
(2)	Serves on our Audit Committee.

Current Executive Officers and Directors.  The following is a brief description of the business background of our current executive officers and directors:

Harry G. “Gray” Frederickson, Jr. serves as our President and Chief Operating Officer (since August 18, 2003) and President and Chief Operating Officer (since February 3, 2005), served as our Chief Executive Officer from August 18, 2003 until February  3, 2005, and serves as the manager of Graymark Productions, L.L.C.(from its formation in August 2001).  Prior to that time, Mr. Frederickson was independently engaged in the production of films for his own account.

Mr. Frederickson is a highly successful producer of major motion pictures.  He produced three films on the American Film Institute’s “100 Greatest Movies of All Time,” won an Oscar as Co-Producer of The Godfather, Part II and received an Academy Award Nomination as a Co-Producer of Apocalypse Now.  He had a 20-year association with the Academy Award-winning director, Francis Ford Coppola, as a producer in Coppola’s famed Zoetrope Studios.  During that time, he also co-produced The Godfather Part III, and was an associate producer of The Godfather.  He has 20 other films to his credit that include Little Fauss and Big Halsy with Robert Redford, The Good, The Bad, and The Ugly with Clint Eastwood, and Candy with Marlon Brando and Richard Burton. He has extensive contacts in the film industry, not only due to his production of films for Paramount, 20th Century Fox, Columbia, United Artists, and Warner Brothers, but also as Vice President in Charge of Feature Film Production at Lorimar.  He also produced several pilots and series for television for Columbia, ABC, and Tri-Star/NBC.  Mr. Frederickson is a member of the Academy of Motion Picture Arts and Sciences, The Academy of Television Art and Sciences, The Directors Guild of America, and the Screen Actors Guild, and a graduate of the University of Oklahoma.

John Simonelli serves as our Chairman of the Board and Chief Executive Officer (since February 3, 2005) and formerly served as our President and Chief Operating Officer (from August 18, 2003 to February 3, 2005).  Mr. Simonelli is an independent business consultant who has extensive experience in the planning, development, and funding of emerging growth companies.  He served as a director of Precis, Inc. from December 2000 until July 2001.  Precis, Inc. is a publicly-held company primarily engaged in the providing of healthcare savings to the self-insured. From March 1994 until July 1999, Mr. Simonelli was employed by Laboratory Specialists of America, Inc. and served as Chairman of the Board, Chief Executive Officer and Secretary, and a Director until December 7, 1998.  Laboratory Specialists of America, Inc. was engaged in forensic drug testing and was formerly publicly-held until acquired by The Kroll-O’Gara Company by merger.  Mr. Simonelli served as a Director, Chief Executive Officer and Secretary of Vantage Capital Resources, Inc. from March 1996 until its merger with The Vialink Company (formerly Applied Intelligence Group, Inc.) and thereafter served as a Director and Vice President of The Vialink Company until October 14, 1996.  He served as Chairman of the Board and Chief Executive Officer of MBf USA, Inc. (formerly American Drug Screens, Inc.), a publicly-held company engaged in the medical products and services industry, from February 1988 through June 1992.  He served as Chief Executive Officer of Unico, Inc. (formerly CMS Advertising, Inc.), a publicly-held company engaged in the franchising of cooperative direct mail advertising businesses, from June 1986 to June 1988.  From July 1981 through June 1985, he served in various capacities, including President and Director, with Moto Photo, Inc., a publicly-held company engaged in the business of franchising one-hour, photo development laboratories.  Mr. Simonelli served as President and Chief Executive Officer from May 1985 until November 1985, and a Director, from May 1985 through 1988, of TM Communications, Inc. (formerly Video Image, Inc. and TM Century, Inc.), a publicly-held company engaged in radio broadcasting and corporate communications.

Mark R. Kidd serves as our Chief Financial Officer and Secretary.  Mr. Kidd has over 15 years experience in finance and accounting.  Mr. Kidd is also Chief Operations Officer of C&L Supply, Inc., a privately-held wholesale distribution company which serves customers in seven states.  Mr. Kidd is also a co-owner of 36th Street Properties, LLC, a privately-held commercial real estate company and RandMark, LLC, a privately-held retail wireless company.  Mr. Kidd served as Chief Financial Officer of Precis, Inc., a publicly-held company, from August 1999 until January 2002 and as a director of Precis, Inc. from January 2000 until February 2002.  He also served as President, Chief Operating Officer, Secretary and a Director of Foresight, Inc. a wholly-owned subsidiary of Precis, Inc. from February 1999 until January 2002.  Mr. Kidd served as President of Paceco Financial Services, Inc., a privately-held regulated savings company, from March 1998 until December 2000.  Mr. Kidd is a Certified Public Accountant and holds a B.B.A. in accounting from Southern Methodist University.

Fred Roos has served as one of our Directors since August 18, 2003 and has been independently engaged in the motion picture business during the last five years.  Mr. Roos is also a highly successful producer, who partnered with Gray Frederickson on several Francis Coppola films, including Godfather II, Godfather III, Apocalypse Now, One From The Heart, and The Outsiders.  He also produced numerous other acclaimed films including The Conversation with Gene Hackman, Rumble Fish, Tucker: The Man and His Dreams with Jeff Bridges, Barfly, The Cotton Club, and The Black Stallion.  He has a highly esteemed reputation, not only an important producer, but as one of the most notable casting directors and consultants in Hollywood.  His films as casting director include Petulia (George C. Scott, Julie Christy), Five Easy Pieces (Jack Nicholson), American Graffiti (Richard Dreyfuss, Ron Howard, Harrison Ford), and The Godfather (Marlon Brando, Al Pacino, Robert Duvall, James Caan, and Diane Keaton.)  His most recent films are The Virgin Suicides, directed by Sofia Coppola, with James Woods, Kathleen Turner and Danny DeVito, Town And Country, starring Warren Beatty,  and The  Son of The Black Stallion, for Disney.

George “Fritz” Kiersch has served as one of our directors since August 18, 2003.  He has extensive experience in theatrical motion picture direction having worked in almost all film craft categories over the past 28 years with an emphasis on producing, directing and writing.  From this variety of career strengths, in both creative and business practice, Mr. Kiersch has gained a thorough knowledge of all aspects of film planning, production and finish, developing strong leadership skills and professional depth. He directed the production of Children of the Corn, a modest budget 1984 release by New World Pictures based upon a Stephen King short story that was a  significant commercial success.  Mr. Kiersch has directed seven additional motion pictures studios and a television network including, Tuff Turf, a youth oriented action story starring James Spader and Robert Downey Jr., Shattered Image, a psychological thriller, starring Bo Derek and Jack Scalia, and a version of the classic, Gulliver’s Travels for Hallmark Entertainment.

In 2000, he accepted a full professorship as the inaugural Director of the Film and Video Studies Program at the Oklahoma City Community College, a curriculum focused on physical film production that has increased to 12 or 14 courses per semester with an enrollment of over 150 students and six adjunct instructors.  Since 2001 he has co-chaired and developed the Oklahoma Cinema Studies Consortium that oversees cross registration among the University of Oklahoma, Oklahoma City University and Oklahoma City Community College that effectively established the largest film studies program in the mid-west by providing the greatest depth of course work, disciplines of specific study and the largest faculty.  In addition, for the last two years Mr. Kiersch has served as the Executive Director of the Oklahoma Film Institute, a master workshop structured program.

After receiving a BA in Economics in 1974 from Ohio Wesleyan University, Mr. Kiersch began a concentrated study of cinema and camera technique toward a Masters of Film Art at University of Southern California.

Lewis B. Moon has served as one of our directors since August 18, 2003.  In 2004, Mr. Moon became a  practicing attorney in the Oklahoma County Public Defender’s office.  As a partner in Lewann Ltd. beginning in January 1999 Mr. Moon’s  responsibilities include management and daily oversight of investment capital hedge funds and new acquisitions of investment corporations and management of daily operations of oil and gas production including new exploration and drilling operations.  Lewann Ltd. is a privately-held hedge fund management firm.  During 1998 and January 1999, he served as a territory manager (Texas, Oklahoma and Arkansas) of Beretta U.S.A. Corporation, a privately-held firearms manufacturer.  In 1990 he graduated from Texas A&M University  with a Bachelor of Science in Economics and received a Juris Doctorate in December 2003 from the Oklahoma City University School of Law.

Stanton Nelson has served as one of our directors since August 18, 2003.  Mr. Nelson currently serves as Vice President of R.T. Oliver Investment Company, a privately-held company engaged in oil and gas exploration and development and real estate ownership and management and controlled by Roy T. Oliver, one of our greater than 5% shareholders.  Mr. Nelson also serves as Chairman of Carrollton Broadcasting Company, a privately-held company that operates a radio station in Dallas, Texas.  In 2000, Mr. Nelson served as Director of State and Federal Affairs for the University of Oklahoma.  From 1996 to 2000, Mr. Nelson served as President of Stephens Broadcasting, a privately-held company that owned radio stations in Oklahoma.  From 1992 to 1996, Mr. Nelson served as a staff member for United State Senator David Boren.  Mr. Nelson has a B.B.A. in business management from the University of Oklahoma.

Nominee Directors.  Each of the nominee directors will become members of our board of directors upon closing of the Exchange.  The following is a brief description of the business background of our nominee directors:

Joseph Harroz, Jr. is one of our nominee directors.  Mr. Harroz has served as Vice President and General Counsel of the Board of Regents, University of Oklahoma since 1996 and has been an Adjunct Professor, University of Oklahoma Law School since 1997 and has served as the Managing Member of Harroz Investments, LLC (commercial enterprise) since 1998.  He also is a member and Chairman of the Board of Trustees of Ivy Funds and a Trustee of Waddell and Reed Advisors Fund, both sponsors and managers of publicly-held mutual funds, a Consultant for MTV Associates (beginning in 2004) and serves as a Director of Valliance Bank NA (beginning in 2004), LSQ Manager, Inc.(beginning in 2007), Mewbourne Family Support (beginning in 2000) and Norman Economic Develop (beginning in 2004) and Advisors Fund Complex.

Rick D. Simpson is one of our nominee directors.  In February 2000 Mr. Simpson founded CFO-Partner, a privately-held chief financial officer consulting firm, and since has served as its Managing Partner.  He currently serves as a Director of Kirkpatrick Bank (since 2005), a privately-held banking institution, and VersaTeq, a privately-held provider of banking forms (since 1996).  He has been a member of the American Institute of Certified Public Accountants and Oklahoma Society of Certified Public Accountants since February 1987 and received a Bachelor of Science in Accounting from East Central Oklahoma State University in 1981.

S. Edward Dakil, M.D. is one of our nominee directors.  Dr. Dakil is a practicing physician and in 1987 began his employment with Norman Urology Associates, P.C.  Commencing in 1990 he began serving as a clinical instructor for the Department of Urology of the University of Oklahoma Health Science Center and in 1998 became a member of the Board of Directors of the Oklahoma Lithotripsy Center.  Dr. Dakil was graduated from the University of Oklahoma, first with a Bachelor of Science (Chemistry) in 1987 and a Doctorate of Medicine in 1982 and is a member of medical associations, including American Urologic Association and American Association of Clinical Urologists.

Communications with Our Board.  Shareholders desiring to communicate with members of our board, including independent directors individually or as a group, may send correspondence to them in care of Mark R. Kidd, Corporate Secretary, Graymark Productions, Inc., 920 Corporate Tower, 101 North Robinson, Oklahoma City, Oklahoma 73102.  We currently do not intend to have our Corporate Secretary screen this correspondence, but we may change this policy if directed by our board due to the nature and volume of the correspondence.

Certain Legal Proceedings

On September 28, 1990, the Securities and Exchange Commission (the “Commission”) filed a civil action against John Simonelli, our Chairman of the Board and Chief Operating Executive Officer, alleging violations of (i) Sections 13(d) and 16(a) (which require that officers, directors and certain shareholders file securities ownership reports with the Commission) and (ii) Section 10(b) and Rule 10b-6 (which, in general, proscribe affiliates of issuers from purchasing securities during a distribution) of or promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The alleged violations, which occurred at various times from February 1985 through September 1987, pertained to Mr. Simonelli’s unreported purchases of securities of Unico, Inc., an issuer unrelated to us.  On the same day, Mr. Simonelli, without admitting or denying any of the Commission’s allegations, agreed to make restitution payment to Unico, Inc. and consented to a permanent injunction that enjoined Mr. Simonelli from violating the foregoing sections of and rules promulgated under the Exchange Act.

Information Concerning the Board of Directors

Our board of directors currently consists of five members, four of whom qualify as independent within the meaning of the listing standards of The Nasdaq Stock Market, Inc. Our board determined that each of its members, other than John Simonelli, qualify as an independent director.  Mr. Simonelli does not qualify because he also serves as our Chief Executive Officer.

Upon completion of the Exchange, Fred Roos, George “Fritz” Kiersch and Lewis B. Moon will resign as directors and Joseph Harroz, Jr., Rick D. Simpson, and S. Edward Dakil, M.D. will become members of our board of directors and each qualifies as an “independent director” as defined in Rule 4200 of the Nasdaq Stock Market, Inc. marketplace rules. During 2006, our Board of Directors held two meetings. Each of our directors attended at least 75% of the board meeting and the meetings of the Committees on which he served, other than Mr. Moon.  We do not have a policy addressing the required attendance of board members at our annual shareholder meetings.

Board Committees

Our Board maintains one committee, the Audit Committee.  We do not have a standing nominating committee or compensation committee.  We have not held a shareholders meeting since 2003 and have not elected directors.  Accordingly, we have not had any of our directors participate in the consideration of director nominees.  Our full board of directors performs the functions that are generally performed by a compensation committee.

Shareholder Nominations for Directors.  A shareholder desiring to recommend a candidate for election to our board of directors at any annual meeting at which one or more directors will be elected must submit a written proposal of his, her or its recommendation of the candidate to our Corporate Secretary at our principal executive offices.  The proposal must be received at our principal executive office not later than 120 calendar days before the date that our proxy statement was released to shareholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting during the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials.  For the 2008 annual meeting, we have established this date as May 15, 2008.  The proposal must set forth certain information concerning the proposing shareholder and the nominee, including the nominee’s name and address, a representation that the proposing shareholder is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, a description of all arrangements or understandings between the proposing shareholder and the nominee and any other person pursuant to which the nomination is to be made by the proposing shareholder, the other information that would be required to be included in a proxy statement soliciting proxies for the election of the nominee and the consent of the nominee to serve as a director if elected.  The nomination of any person not made in compliance with the foregoing procedure may not be recognized by our board of directors or any nominating committee.

In considering individuals for nomination as directors, our board typically solicits recommendations from our current directors and may engage third-party advisors to assist in the identification and evaluation of candidates.  The board has not established specific minimum qualities or skills that the board believes are necessary for one or more directors to possess.  Instead, in evaluating potential candidates and incumbent directors for reelection, the board considers numerous factors, including judgment, skill, independence, integrity, experience with business and other organizations of comparable size, the interplay of the candidate’s experience with other board members, experience as an officer or director of another publicly-held company, understanding of management trends in general or in our industry, expertise in financial accounting and corporate finance, ability to bring diversity to the member group, community or civic service, knowledge or expertise not currently on the board, shareholder perception, and to the extent that the candidate would be a desirable addition to the board and any committee of the board.  No particular weight is given to one factor over another on a general basis, but rather the factors are weighted in relationship to the perceived needs of our board at the time of nominee selection.  Our board will evaluate candidates recommended or properly proposed by our shareholders on the same basis as our board evaluates other candidates.

Audit Committee.  The Audit Committee is responsible for the selection and retention of our independent auditors, reviews the scope of the audit function of the independent auditors, and reviews audit reports rendered by the independent auditors. Two members  of the Audit Committee are “independent directors” as defined in Rule 4200 of the Nasdaq Stock Market, Inc. marketplace rules, and one member, Mark R. Kidd, is our Chief Financial

Officer and does not serve on our board.  After several discussion with potential board members that would qualify as a “financial expert” based upon education and experience, we failed to find a qualified director to serve both as a board member and on our Audit Committee as a “financial expert.”  Consequently, the board determined that it is in our best interest to have an Audit Committee member that qualified as a “financial expert” although not a member of our board and one of our executive officers.  Based upon his education and experience, Mr. Kidd qualifies and serves as the “financial expert” of our Audit Committee.

The Audit Committee reports on its activities to our board and serve at the pleasure of our board. The specific duties and authority of the Audit Committee are set forth in its charter, a copy of which is attached to this Information Statement as Appendix D.

Report of the Audit Committee.  The Audit Committee monitors the integrity of our financial statements, the independence and qualifications of the independent registered public accounting firm, our compliance with legal and regulatory requirements and the effectiveness of our internal controls. The Audit Committee is also responsible for retaining, evaluating, and, if appropriate, recommending the termination of our independent registered public accounting firm. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements with U.S. generally accepted accounting principles. the standards of the Public Accounting Oversight Board (United States).

Our board of directors has determined that Mark R. Kidd qualifies as a “financial expert.”  This determination was based upon Mr. Kidd’s:

•	understanding of generally accepted accounting principles and financial statements;

•	ability to assess the general application of generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves;

•

experience preparing, auditing, analyzing or evaluating financial statements that present the breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities;

•	understanding of internal controls and procedures for financial reporting; and

•	understanding of audit committee functions.

Mr. Kidd’s experience and qualification as a financial expert were acquired through his education and experience as a principal financial officer, public accountant or auditor that involved the performance of similar functions, as well as his experience in overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing and evaluation of financial statements. He is a Certified Public Accountant and earned a B.B.A. in accounting from Southern Methodist University and formerly practiced public accounting with Arthur Andersen LLP.

In the performance of its functions, our Audit Committee

•	reviewed and discussed the audited consolidated financial statements for 2006 with our management,

•

received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board Standard No. 1 and discussed with the independent registered public accounting firm their independence, and

•

recommended to our Board of Directors that the audited financial statements as of and for the year ended December 31, 2006 be included in our annual report on Form 10-KSB for filing with the United States Securities and Exchange Commission.

Our review with the independent registered public accounting firm included a discussion of the firm’s judgments as to the quality, not just the acceptability, of our accounting principles and other matters as are to be discussed with the Audit Committee under Statement of Auditing Standards No. 61. The Audit Committee also discussed with the independent registered public accounting firm their independence from us and our management, including disclosures received by our Audit Committee in accordance with the requirements of the Independence Standards Board.  Furthermore, our Audit Committee considered whether the non-financial statement audit services provided by our independent registered public accounting firm affected their independence. The Audit Committee will discuss with our independent registered public accounting firm the overall scope and plans of their audit for 2007.

During 2006, our Audit Committee formally met two times and Mr. Kidd, the Chairman of the Audit Committee and designated financial expert, met with our registered independent public accounting firm by telephone or in person on a quarterly basis to discuss our quarterly financial statements. Our Audit Committee met with our Board of Directors two times during 2006.

In reliance on the review and discussions referred to above, the Audit Committee recommended to and our Board of Directors approved, filing of the audited financial statements for the year ended December 31, 2006, with the United States Securities and Exchange Commission. The Audit Committee selected Murrell Hall McIntosh & Co. as our registered independent public accounting firm for 2007.

Fees for Independent Registered Public Accounting Firm.  The aggregate fees for professional services rendered to us for the years ended December 31, 2006 and 2005 were as follows:

•	Audit Fees. The fees for audit services provided to us by Murrell Hall McIntosh & Co. for the year ended December 31, 2006 and 2005 , were $20,000 and $18,500, respectively.

•

Audit Related Fees. During the years ended December 31, 2006 and 2005, we incurred audit related fees of $4,000 and $3,500, respectively, that were paid to Murrell Hall McIntosh & Co. and during 2005 we incurred audit related fees of $6,000 that were paid to Evans, Gaither & Associates, PLLC, our previous independent registered public accounting firm. These audit related fees were primarily to reviews of our reports filed with the United States Securities and Exchange Commission.

•	All Other Fees. During the years ended December 31, 2006 and 2005, we did not incur any fees for other services.

Audit Committee Pre-Approval Procedures.  In accordance with our Audit Committee Charter, the Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to us by our independent auditors (subject to the de minimus exception for non-audit services contained in Section 10A(i)(1)(B) of the Exchange Act), all as required by the Exchange Act. The independent auditors and our management are required to periodically report to the Audit Committee the extent of services provided by the independent auditors and the fees associated with these services. In accordance with our Audit Committee Charter the provision of services by Murrell Hall McIntosh & Co. and Evans Gaither & Associates, PLLC (other than audit, review or attest services) were approved prior to the provision of the services and all of those services that were not pre-approved were promptly brought to the attention of our Audit Committee and approved prior to completion of the audit of our financial statements for each of 2006 and 2005.

For 2006, all of the services relating to audit related fees, tax fees and all other fees were pre-approved by our Audit Committee or the Chairman of the Audit committee pursuant to delegated authority.

Our Audit Committee Members:

Mark R. Kidd, Chairman

Fred Roos

George “Fritz” Kiersch

Compensation Report.  In lieu of delegating to a formal compensation committee, our Board of directors reviews and approves compensation and benefits policies and objectives, determines whether our executive officers, directors and employees are compensated according to these objectives.  Our board has chosen not to have a standing compensation committee because of the very small number of our employees.  John Simonelli, our Chief Executive Officer, serves as Chairman of our board and with our independent directors establishes our compensation and benefits policies and objectives.  The primary goals related to compensation during 2006 were (i) to reduce executive officer compensation to levels commensurate with the low levels of our revenue and (ii) to maintain alignment of the interests of our executive officers with those of our shareholders and with management’s performance.  Following completion of the Exchange, we will have new executive officers, including a new Chief Executive Officer and it is anticipated that a formal compensation committee will be formed.  We will also be operating in new industries and discontinued our motion picture production activities.  Accordingly, we expect that in 2007, our board and the compensation committee will establish new compensation and benefits policies and objectives as may be necessary to reflect our then current operations and business activities.

Overview of Executive Compensation.  In August 2006, our employment agreements with each of Messrs. Frederickson and Simonelli expired.  We have neither executed amendments extending those employment nor entered into new employment agreements with Messrs. Frederickson and Simonelli.  During 2006, Messrs. Frederickson and Simonelli agreed to reduce their annual levels of compensation to $66,000 and $24,000, respectively, resulting in decreases in their respective levels of 2006 compensation compared to 2007 compensation.

Each of Messrs. Simonelli and Kidd  have orally agreed to work not less than 16 hours per week in the performance of the respective duties and responsibilities assigned to them by our the board of directors.  Mr. Frederickson has orally agreed to perform the duties and responsibilities assigned to him by our board of directors without a minimum number of hours worked per week.  Following completion of the Exchange, a majority of our board will be comprised of new members and will determine executive officer compensation or establish a compensation committee for that purpose.

We have no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Historically, we made annual non-cash awards by granting of stock options. Because of the management changes that will result from the Exchange, new incentive compensation plans will be developed that will provide us with a policy to make cash and non-cash awards based upon our results of operations or that of our executive officers and other employees or a combination of both, depending on the type of award, compared to the then established goals.

We currently do not have any ownership guidelines requiring our executives to hold a minimum ownership interest in us.  We believe that our equity compensation plans provide compensation in a manner that aligns the executive’s interest with those interests of our shareholders in growing a profitable company and enhancing shareholder value. This plan is discussed below.

Elements of Executive Compensation.  Compensation of our executive officers in 2006 was comprised primarily of base salary and awards under our equity compensation plans.  The equity compensation awards are intended to achieve the board’s goal of maintaining the alignment of executive’s interests with those of our shareholders and our performance. The equity compensation awards links the executive officers and other employees compensation to our operating results that in turn affects the market price of our common stock.  These equity compensation plans are designed (in the near- and long-term) to benefit our shareholders through increased value in the event favorable operating results are achieved.  As a result, during years of favorable operating results our executives are provided the opportunity to participate in the increase in the market value of our common stock, much like our shareholders. Conversely, in years of less favorable operating results, the compensation of our executives may be below competitive levels.

Executive Base Salaries.  We provide a base salary for our executives to compensate them for their services during the fiscal year.  Because we have a limited number of employees, we do not have a policy setting forth base salary ranges by position or responsibility. In determining the base salary for each employee, our board considers the performance of the executive, our results of operations, and internal factors including previously agreed upon commitments bound by contract and changes in job responsibility.

Incentive Compensation (Bonuses).  We do not have a formal incentive compensation plan. We anticipate that following the Exchange an incentive compensation plan with our new management team and board of directors. We expect that the plan will promote high performance and the achievement of our goals in order to encourage the growth of shareholder value and to allow key employees to participate in our anticipated growth and profitability. Because we do not have a formal incentive compensation plan, we do not have current policies regarding the use of discretion in making awards, the interplay between the achievement of corporate goals and individual goals, how compensation or amounts realizable from prior compensation are considered in setting other elements of compensation, the adjustment or recovery of awards or payments if the relevant company performance measures upon which they were based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment, or similar matters related to incentive compensation. Instead our board looks to the overall goals of our compensation program in making decisions on all compensation matters.  In 2006, the board did not award any bonuses to our executive officers.

Long-Term Equity Compensation Plan Grants.  Stock option grants with respect to 2006 performance were made under our 2003 Stock Option Plan to three employees, including our executive officers. This equity compensation plan provides for the grant of stock options, with or without stock appreciation rights. The stock options granted in 2006 were without stock appreciation rights and have exercise prices equal to or higher than the fair market value of our common stock on the date of grant.  Because the options were granted with an exercise price equal to the market value of our common stock at the time of grant, they provided no value unless our stock price exceeds the option exercise price.  These stock options are accordingly tied to the stock price appreciation of our common stock value, rewarding the executives and other employees as if they share in the ownership of our common stock similar to that of our shareholders.  The number of shares subject to options granted to each executive officer was determined based upon the expected value of our common stock and our historical practice of granting stock options to our executive officers and directors.  Grants under our 2003 Stock Option Plan are intended to:

•	enhance the link between the creation of stockholder value and long-term executive incentive compensation;

•	provide an opportunity for increased equity ownership by executives; and

•	maintain competitive levels of executive compensation.

The grants made in 2006 rewarded key employees for their performance in 2005 and in 2006.

Other Benefits.  Our executive officers receive other perquisites and benefits consistent with our goals of providing an overall compensation plan that is competitive in order to attract and retain key executives. Our board believes that these perquisites and benefits are reasonable and periodically reviews our policy toward such compensation. These perquisites and benefits include health insurance, life insurance, and other benefits available to all of our employees.

We currently do not have a stock award program, a retirement plan, a savings plan, a deferred compensation plan, or any other benefit plan available to our executives.

Executive Officer and Director Compensation

We do not compensate directors for serving on our board or attending meetings of the board or any committee thereof.  However, it is anticipated that stock options will be granted to our directors on terms to be determined by our board.

As mentioned above, our board of directors has not established a formal compensation committee; therefore, our full board reviews and establishes the compensation of our executive officers, as well as our directors.  The following table sets forth the total compensation of our Chief Executive Officer, Chief Financial Officer and for those current executive officers who received compensation in excess of $100,000 during the three years ending in 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Value of Option Awards(1)	All Other Compen- sation	Total
John Simonelli	2006	$36,000	$—	$5,422	$—	$41,422
Chief Executive Officer	2005	$60,000	$—	$—	$6,383	$66,383
	2004	$60,000	$—	$9,082	$3,965	$73,047
Harry G. “Gray” Frederickson, Jr.	2006	$86,417	$—	$5,422	$2,872	$94,711
Chief Operating Officer	2005	$106,000	$—	$—	$4,530	$110,530
	2004	$100,000	$—	$9,082	$13,430	$122,512
Mark R. Kidd	2006	$60,000	$—	$5,422	$—	$65,422
Chief Financial Officer	2005	$60,000	$—	$—	$—	$60,000
	2004	$24,000	$—	$9,082	$—	$33,082

(1)

The Value of Option Awards is the grant date fair value computed in accordance with SFAS 123R which is same value at which we expensed the stock options awards for the year ended December 31, 2006 (see our Financial Statements and the related notes appearing elsewhere in this report).

Aggregate Option Grants and Exercises in 2006 and Year-End Option Values

Stock Options and Option Values.  On January 15, 2006, we granted each executive officer and director five-year stock options exercisable for the purchase of 20,000 shares of our common stock for $0.75 per share.  These stock options were granted for services during 2006.  The purchase price of the shares was equal to or in excess of the closing sale price of our common stock on the grant date of the stock options.

Aggregate Stock Option Exercise.  The following table sets forth information related to the number of stock options held by the named executive officer at December 31, 2006.  During 2006, no options to purchase our common stock were exercised by the named executive officers.  We have not made any stock grants to our executive officers and directors.

Outstanding Equity Awards at December 31, 2006

	Stock Option Awards
	Number of Common Stock		Option	Option
	Underlying Options		Exercise	Expiration
Name	Exercisable	Unexercisable	Price(1)	Date
John Simonelli	20,000	—	$.75	September 30, 2011
	20,000	—	$1.10	December 31, 2009
Harry G. “Gray” Frederickson, Jr.	20,000	—	$.75	September 30, 2011
	20,000	—	$1.10	December 31, 2009
Mark R. Kidd	20,000	—	$.75	September 30, 2011
	20,000	—	$1.10	December 31, 2009

(1)	The closing sale price of our common stock as reported on the OTC Bulletin Board on December 31, 2006 was $0.50.

Employment Arrangements and Lack of Keyman Insurance

On August 18, 2006, our employment agreements with each of Messrs. Frederickson and Simonelli expired. We have neither  executed amendments extending those employment nor entered into new employment agreements with Messrs. Frederickson and Simonelli.  Therefore, we do not employments agreements with any of our executive officers.  Each of Messrs. Simonelli and Kidd  have orally agreed to work not less than 16 hours per week in the performance of the respective duties and responsibilities assigned to them by our the board of directors.  Mr. Frederickson has orally agreed to perform the duties and responsibilities assigned to him by our board of directors without a minimum number of hours worked per week.  We do not maintain any keyman insurance covering the death or disability of any of our executive officers.

Loss of Key Personnel

Our success depends to a significant degree upon the efforts, contributions and abilities of our management.  Although we have employment agreements with Messrs. Frederickson and Simonelli, the loss of services of Messrs. Frederickson and Simonelli and other key employees could have a material adverse effect on our business, results of operations or financial condition.

Compensation of Directors

Other than through the receipt of discretionary stock option grants, our directors are not compensated for attending board or committee meetings.  Directors who are also our employees receive no additional compensation for serving as directors or on committees. We reimburse our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of our board.

Director Compensation

Name	Fees	Value of Option Awards(1)	Other Compensation	Total
Lewis B. Moon	$—	$5,422	$—	$5,422
Fred Roos	—	5,422	—	5,422
George “Fritz” Kiersch	—	5,422	—	5,422
Stanton Nelson	—	5,422	—	5,422

(1)

The Value of Option Awards is the grant date fair value computed in accordance with SFAS 123R which is same value at which we expensed the stock options awards for the year ended December 31, 2006 (see our Financial Statements and the related notes appearing elsewhere in this report).

On November 19, 2004, we granted each of our Directors five-year stock options exercisable for the purchase of 20,000 shares of our common stock for $1.10 per share.  These stock options were granted for services during 2004.  The purchase price of the shares was equal to or in excess of the closing sale price of our common stock on the grant date of the stock options.  On June 15, 2006, we granted each of our Directors five-year stock options exercisable for the purchase of 20,000 shares of our common stock for $0.75 per share.  These stock options were granted for services during 2006.  The purchase price of the shares was equal to or in excess of the closing sale price of our common stock on the grant date of the stock options.

Equity Compensation Plans

For the benefit of our employees, directors and consultants, we have adopted two stock option plans, the 2003 Stock Option Plan (the “Employee Plan”) and the 2003 Non-Employee Stock Option Plan (the “Non-Employee Plan”).

The 2003 Employee Plan.  For the benefit of our employees, directors and consultants, we adopted the 2003 Employee Plan.  This plan provides for the issuance of options intended to qualify as incentive stock options for federal income tax purposes to our employees and non-employees, including employees who also serve as our directors.  Qualification of the grant of options under the plan as incentive stock options for federal income tax purposes is not a condition of the grant and failure to so qualify does not affect the ability to exercise the stock options.  The number of shares of common stock authorized and reserved for issuance under the plan is 300,000.  As of the date of this report, we have granted stock options under this plan that are exercisable for the purchase of 60,000 common stock shares at $1.10 per share on or before December 31, 2009 and options exercisable for the purchase of 60,000 common stock shares at $0.75 per share on or before September 30, 2011.

Our board of directors administers and interprets this plan (unless delegated to a committee) and has authority to grant options to all eligible participants and determine the types of options granted, the terms, restrictions and conditions of the options at the time of grant.

The exercise price of options may not be less than 85% of the fair market value of our common stock on the date of grant of the option and to qualify as an incentive stock option may not be less than the fair market value of common stock on the date of the grant of the incentive stock option.  Upon the exercise of an option, the exercise price must be paid in full, in cash, in our common stock (at the fair market value thereof) or a combination thereof.

Options qualifying as incentive stock options are exercisable only by an optionee during the period ending three months after the optionee ceases to be our employee, a director, or non-employee service provider.  However, in the event of death or disability of the optionee, the incentive stock options are exercisable for one year following death or disability.  In any event options may not be exercised beyond the expiration date of the options.  Options may be granted to our key management employees, directors, key professional employees or key professional non-employee service providers, although options granted non-employee directors do not qualify as incentive stock options.  No option may be granted after December 31, 2009.  Options are not transferable except by will or by the laws of descent and distribution.

All outstanding options granted under the plan will become fully vested and immediately exercisable if (i) within any 12-month period, we sell an amount of common stock that exceeds 50% of the number of shares of common stock outstanding immediately before the 12-month period or (ii) a “change of control” occurs.  For purposes of the plan, a “change of control” is defined as the acquisition in a transaction or series of transactions by any person, entity or group (two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring our securities) of beneficial ownership of 50% or more (or less than 50% as determined by a majority of our directors) of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities.

The 2003 Non-Employee Stock Option Plan.  The Non-Employee Plan provides for the grant of stock options  to our non-employee directors, consultants and other advisors.  Our employees are not eligible to participate in the Non-Employee Plan.  Under the provisions of this plan, the options do not qualify as incentive stock options for federal income tax purposes and accordingly will not qualify for the favorable tax consequences thereunder upon the grant and exercise of the Options.  The total number of shares of common stock authorized and reserved for issuance upon exercise of Options granted under this plan will be 300,000. As of the date of this report, we have granted stock options under this plan that are exercisable for the purchase of 80,000 common stock shares at $1.10 per share on or before December 31, 2009 and options exercisable for the purchase of 80,000 common stock shares at $0.75 per share on or before September 30, 2011.

Our board of directors administers and interprets this plan and has authority to grant options to all eligible participants and determine the basis upon which the options are to be granted and the terms, restrictions and conditions of the options at the time of grant.

Options granted under this plan are exercisable in such amounts, at such intervals and upon such terms as the option grant provides.  The purchase price of the common stock under the option is determined by our board; however, the purchase price may not be less than the closing sale price of our common stock on the date of grant of the option.  Upon the exercise of an option, the stock purchase price must be paid in full, in cash by check or in our common stock held by the option holder for more than six months or a combination of cash and common stock.

Options granted under this plan may not under any circumstance be exercised after 10 years from the date of grant.  No option under the Non-Employee Plan may be granted after July 30, 2008.  Options are not transferable except by will, by the laws of descent and distribution, by gift or a domestic relations order to a “family member.”  Family member transfers include transfers to parents (and in-laws) to nieces and nephews (adopted or otherwise) as well as trusts, foundations and other entities principally for their benefit.  This plan will terminate on July 30, 2008.

Director Liability and Indemnification

As permitted by the provisions of the Oklahoma General Corporation Act, our Certificate of Incorporation (the “Certificate”) eliminates in certain circumstances the monetary liability of our directors for a breach of their fiduciary duty as directors.  These provisions do not eliminate the liability of a director (i) for a breach of the director’s duty of loyalty to us or our shareholders; (ii) for acts or omissions by a director not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for liability arising under Section 1053 of the Oklahoma General Corporation Act (relating to the declaration of dividends and purchase or redemption of shares in violation of the Oklahoma General Corporation Act); or (iv) for any transaction from which the director derived an improper personal benefit.  In addition, these provisions do not eliminate liability of a director for violations of federal securities laws, nor do they limit our rights or the rights of our shareholders, in appropriate circumstances, to seek equitable remedies such as injunctive or other forms of non-monetary relief.  Such remedies may not be effective in all cases.

Our Bylaws provide that we will indemnify our directors and officers.  Under such provisions, any director or officer, who in his or her capacity as an officer or director, is made or threatened to be made, a party to any suit or proceeding, may be indemnified if the director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to our best interest.  The Bylaws further provide that this indemnification is not exclusive of any other rights that an officer or director may be entitled.  Insofar as indemnification for liabilities arising under the Bylaws or otherwise may be permitted to our directors and officers, we have been advised that in the opinion of the Securities and Exchange Commission indemnification is against public policy and is, therefore, unenforceable.

CERTAIN TRANSACTIONS

Contained below is a description of transactions and proposed transactions we entered into with our officers, directors and shareholders that beneficially own more than 5% of our common stock during 2005 and 2004.  These transactions will continue in effect and may result in conflicts of interest between us and these individuals.  Although our officers and directors have fiduciary duties to us and our shareholders, there can be no assurance that conflicts of interest will always be resolved in favor of us and our shareholders.

Affiliate Loan Transactions.  In two separate lending transactions on August 5 and October 25, 2005, we issued a two-year promissory note each in the principal amount of $750,000 to SXJE, LLC (controlled by Sam Eyde) evidencing loans aggregating $1,500,000. The two notes are secured by all assets of our and our subsidiaries’ assets and bear interest at 8% per annum.  Upon consummation of a “Qualified Financing” by us, the outstanding principal amount of the Notes and all accrued and unpaid interest (collectively the “note balance” at any applicable time) will automatically convert into our common stock shares equal to 120% of the note balance divided by the price per share of the equity securities sold in the Qualified Financing.  The maximum price or value of the common stock shares into which the note balance converts may  not exceed the equivalent of $1.10 per common stock share or not less than 1,636,364 shares.  The number of our common stock shares that may be issued in payment of accrued interest under the notes is not determinable as of the date of the report.   “Qualified Financing” refers to any equity financing pursuant to which we receive aggregate gross cash proceeds of $2,000,000 or more (excluding the automatic conversion of the notes) on or before the maturity dates of the notes.  During 2005, we issued 10,726 shares of our common stock in payment of $10,833 accrued interest under the notes.  During 2006, we issued 272,956 shares of our common stock in payment of $116,167 accrued interest under the notes.

Furthermore, in connection with the two lending transactions, we entered into two common stock purchase warrant agreements with SXJE, LLC, two of these agreements evidence warrants exercisable on or before October 25, 2010, in the aggregate for the purchase of 500,000 common stock shares at $2.00 each and the other two agreements exercisable for the purchase of 500,000 common stock shares at $3.00 each.  The number of common stock  shares purchasable will be appropriately adjusted in the event of any merger, consolidation, recapitalization, reclassification, stock dividend, stock split or similar transaction.

For the period ending October 25, 2010, we agreed to include the common stock shares underlying the common stock purchase warrants in any registration statement we file with the United States Securities and Exchange Commission at our sole cost and expense.

Viewtrade Financial served as our financial advisor and was paid a fee $75,000 during 2005.

Co-Finance Agreements.  In May 2004, we entered into a Co-Finance Agreement with each of Roy T. Oliver, one of our major shareholders, John Simonelli, our President and Chief Operating Officer, 36th Street Properties LLC (of which Mark R. Kidd, our Chief Financial Officer is a 50% owner) and Larry E. Howell.  Pursuant to these Co-Finance Agreements each of Messrs. Oliver, Simonelli, and Howell and 36th Street Properties LLC made contributions to share in the production costs of Cloud 9 of $250,000, $100,000, $50,000 and $100,000, respectively, for the aggregate sum of $500,000.  Their contributions to the production costs of Cloud 9 are recoverable from all proceeds we receive from the rights sales and distribution of Cloud 9, commencing from the first dollar we receive until Messrs. Oliver, Simonelli and Howell and 36th Street Properties LLC are repaid their respective contributions in full.  In addition, each of Messrs. Oliver, Simonelli and Howell and 36th Street Properties are entitled to receive in the aggregate 20% (10%, 4%, 2% and 4%, respectively) of the “net profits” we receive from the rights sales and distribution of Cloud 9.  “Net profits” is defined as the sum remaining of the proceeds from the rights sales and distribution of Cloud 9 after deduction of third-party distribution fees and expenses, our recoupment of all costs plus interest, production costs, distribution costs, cash deferments to cast, crew or producers, equipment suppliers, rights holders or any other party.  In June 2005, we paid $450,000 of our $500,000 obligations under the Co-Finance Agreements.  In February 2006, we paid the $50,000 balance of this obligation.

Office Space Lease.  In December 2003, we entered into a 12-month unwritten lease with Corporate Tower, LLC that is controlled by Roy T. Oliver, one of our greater than 5% shareholders and affiliates, for occupancy of our offices in Oklahoma City.   Under this lease arrangement, we are required to pay rent of approximately $2,100 per month.  The costs of leasehold improvements of our office facilities was approximately $15,000 which we paid rather than Corporate Tower, LLC.

We believe that the transactions described above were on terms no less favorable to us than could have been obtained with unrelated third parties.  All material future transactions between us and our officers, directors and 5% or greater shareholders

•	will be on terms no less favorable than could be obtained from unrelated third parties and

•	must be approved by a majority of our disinterested-independent members of our board of directors.

CAUTIONARY STATEMENT RELATED TO FORWARD LOOKING INFORMATION

Certain statements contained in this Information Statement constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Certain, but not necessarily all, of these forward-looking statements can be identified by the use of forward-looking terminology, including “anticipates,” “believes,” “expects,” “may,” “will,” or “should” or other variations thereon, or by discussions of strategies that involve risks and uncertainties.  Our actual results following the Exchange or industry results may be materially different from any future results expressed or implied by these forward-looking statements.  Factors that could cause actual results to differ materially include general economic and business conditions; our ability to implement our business strategies; competition; availability of key personnel; increasing operating costs; unsuccessful promotional efforts; changes in brand awareness; acceptance of new product offerings; and changes in, or the failure to comply with, and government regulations.

COMPARATIVE PER SHARE DATA

Set forth below are unaudited earnings per share from operations and net tangible book value per share of the Common Stock on a historical and pro forma basis and the per share dilution on a pro forma basis.  The historical earnings per share information is based upon the weighted average shares outstanding for the six months ended June 30, 2007.  Pro forma earnings per share are derived from the unaudited pro forma consolidated financial statements appearing elsewhere in this Information Statement.  The net tangible book value per share for the pro forma  presentation is based upon the number of our outstanding common stock shares as of and for the six months ended June 30, 2007, adjusted to include the 102,000,000 common stock shares to be issued in connection with Exchange and acquisition of SDC Holdings and ApothecaryRx.  “Net tangible book value” per share represents the amount of our tangible net worth (total tangible assets, less total liabilities) divided by the total number of our outstanding common stock shares.  The information set forth below should be read in conjunction with our unaudited financial statements and those of SDC Holdings and ApothecaryRx and the Unaudited Pro Forma Combining Consolidated Financial Information and the notes related appearing elsewhere in this Information Statement.

	As of or for the Six Months Ended June 30, 2007	As of and for the Year Ended December 31, 2006
Graymark Productions, Inc.(1)
Historical:
Earnings per share	$(0.04)	$(0.26)
Dividend per share	—	—
Net tangible book value per share	0.01	0.04

Pro Forma:
Earnings per share	$(0.00)	$(0.02)
Dividend per share	—	—
Net tangible book value per share	0.00	0.00
Dilution per share	0.01	0.04

SDC Holdings, LLC(2)
Historical:
Earnings per share	$0.01	$0.02
Dividend (distribution) per share	—	—
Net tangible book value per share	(0.21)	0.01

Pro Forma:
Earnings per share	$0.01	$0.02
Dividend (distribution) per share	—	—
Net tangible book value per share	(0.21)	0.01

ApothecaryRx, LLC(3)
Historical:
Earnings per share	$(0.00)	$(0.01)
Dividend (distribution) per share	—	—
Net tangible book value per share	(0.02)	(0.09)

Pro Forma:
Earnings per share	$(0.00)	$(0.01)
Dividend per share	—	—
Net tangible book value per share	(0.02)	(0.09)

(1)	The per share pro forma information is based upon 8,952,001 shares of our outstanding common stock before the Exchange and 114,702,001 shares of our outstanding common stock after the Exchange.

(2)

The per share information is based upon the assumption that SDC Holdings had 51,000,000 shares outstanding as of and during the periods ended December 31, 2006 and June 30, 2007, which represents the same number of  shares that will be issued in exchange for the equity ownership interests of SDC Holdings pursuant to the Exchange.

(3)

The per share information is based upon the assumption that ApothecaryRx had 51,000,000 shares outstanding as of and during the periods ended December 31, 2006 and June 30, 2007, which represents the same number of  shares that will be issued in exchange for the equity ownership interests of ApothecaryRx pursuant to the Exchange.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed  Murrell Hall McIntosh & Co. as our independent registered public accounting firm for the year ending December 31, 2007.  Upon execution of the Shareholder Consent a majority of our  shareholders will have ratified the appointment of  Murrell Hall McIntosh & Co. as our independent registered public accounting firm and auditor for the year ending December 31, 2007.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Under the existing rules of the United States Securities and Exchange Commission, one or more of our shareholders may present proposals on any matter that is a proper subject for consideration by our shareholders at the 2008 annual meeting of our shareholders.  In order to be included in the proxy statement or information statement in the event proxies are not solicited by our board of directors for the 2008 annual meeting of our shareholders, a proposal must be received by May 15, 2008.  It is suggested that if you, as one of our shareholders, desire to submit a proposal you should do so by sending the proposal certified mail, return receipt requested, addressed to our Corporate Secretary at our principal office, 920 Corporate Tower, 101 North Robinson, Oklahoma City, Oklahoma 73102.  Detailed information for submitting proposals will be provided upon written request, addressed to our Corporate Secretary.  As to any matters that we do not have notice on or prior to May 15, 2008, discretionary authority shall be granted to the persons designated in the proxy related to the 2008 shareholders meeting to vote on the proposal.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Information Statement to any household at which two or more of our shareholders reside if we believe the shareholders are members of the same family.  This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses.  However, if shareholders prefer to receive multiple sets of this Information Statement at the same address this year or in future years, the shareholders should follow the instructions described below.  Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at  920 Corporate Tower, 101 North Robinson, Oklahoma City, Oklahoma 73102, to inform us of the shareholder’s request.

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the United States Securities and Exchange Commission.  These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004.  We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accountants and, upon request, quarterly reports for the first three quarters of each year containing unaudited financial information.  In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the United States Securities and Exchange Commission’s site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Graymark Productions, Inc. at  920 Corporate Tower, 101 North Robinson, Oklahoma City, Oklahoma 73102 , telephone: (405) 601-5300.  To obtain timely delivery, any information must be requested no later than five business days before any meeting of our shareholders.

A copy of our Annual Report on Form 10-KSB (without exhibits) for the fiscal year ended December 31, 2006, and our Quarterly Report on Form 10-QSB (without exhibits) for the three months ended June 30, 2007, accompany this Information Statement.

SDC HOLDINGS, LLC

Condensed Consolidated Balance Sheet

As of June 30, 2007

ASSETS

Cash and cash equivalents	$358,600
Accounts receivable, net of contractual allowances and allowance for bad debts	1,953,626
Prepaid expenses	40,428

Total current assets	2,352,654

Property and equipment, net of accumulated depreciation	1,388,279
Other assets	63,949
Goodwill	13,912,354

Total assets	$17,717,236

LIABILITIES AND MEMBERS’ CAPITAL

Liabilities:
Accounts payable	$257,708
Accrued liabilities	230,580
Short-term credit facility	73,880
Line of credit	298,386
Current portion of long-term debt	393,930

Total current liabilities	1,254,484

Long-term debt, net of current portion shown above	13,117,943

Total liabilities	14,372,427

Minority interests	220,958

Members’ capital:
Members’ paid-in capital	2,990,000
Retained earnings	133,851

Total members’ capital	3,123,851

Total liabilities and members’ capital	$17,717,236

See Accompanying Notes to Condensed Consolidated Financial Statements

SDC HOLDINGS, LLC

Condensed Consolidated Statement of Income and Members’ Capital

For the Five Months Ended June 30, 2007

Revenues:
Sleep studies	$3,221,073
Sales of equipment	719,415

Total revenues	3,940,488

Cost of Sales and Services:
Cost of sleep studies	1,086,850
Cost of equipment sold	303,461

Total cost of sales and services	1,390,311

Gross profit	2,550,177

Selling, General and Administrative Expenses:
Selling expenses	759,701
General and administrative expenses	824,978
Interest expense	424,849
Depreciation	115,425

Total selling, general and administrative expenses	2,124,953

Net income before minority interests	425,224

Minority interests	(291,373)

Net income	133,851

Members’ capital, beginning	—

Member contributions	2,990,000

Members’ capital, ending	$3,123,851

See Accompanying Notes to Condensed Consolidated Financial Statements

SDC HOLDINGS, LLC

Condensed Consolidated Statement of Cash Flows

For the Five Months Ended June 30, 2007

Operating activities:
Net income	$133,851
Adjustments to reconcile net loss to net cash used by operating activities:
Minority interest income, net of distributions	32,913
Depreciation	115,425
Changes in assets and liabilities —
Accounts receivable	(676,344)
Prepaid expenses	(10,807)
Deposits	1,415
Accounts payable	97,708
Accrued expenses	249,247

Net cash used by operating activities	(56,592)

Investing activities:
Purchases of property and equipment	(1,720,656)
Goodwill acquired in purchase of business	(13,912,354)

Net cash used by investing activities	(15,663,010)

Financing activities:
Members’ capital contributions	2,990,000
Debt proceeds	12,924,152
Debt payments	(234,061)
Loan origination costs	(25,000)

Net cash provided by financing activities	15,655,091

Net change in cash and cash equivalents	(34,511)

Cash and cash equivalents at beginning of period	393,111

Cash and cash equivalents at end of period	$358,600

Cash paid for interest and income taxes:
Interest expense	$269,929
Income taxes	$—

See Accompanying Notes to Condensed Consolidated Financial Statements

SDC HOLDINGS, LLC

Notes to Condensed Consolidated Financial Statements

For the Five Months Ended June 30, 2007

Note 1 — Nature of Business

SDC Holdings, LLC, an Oklahoma limited liability company (the “Company”) and its subsidiaries are a healthcare organization which provides diagnostic sleep testing services and treatment for sleep disorders.  The Company’s products and services are used primarily by patients with obstructive sleep apnea.

On January 31, 2007, the Company acquired Otter Creek Investments (an S Corporation) and its wholly owned subsidiary Advanced Medical Enterprises, LP.

The Company operates the following sleep diagnostic testing labs in Oklahoma and Texas.

Sleep Center of Edmond, LLC	Operational December 2003
Sleep Center of NW Oklahoma City, LLC	Operational October 2004
Sleep Center of Tulsa, LLC — Midtown location	Operational October 2004
Sleep Center of Tulsa, LLC — South location	Operational June 2006
Sleep Center of Lubbock, LP	Operational October 2006
Sleep Center of Keller, LP	Operational November 2006
Sleep Center of McKinney, LP	Operational February 2007
Sleep Center of Plano, LP	Operational June 2007

These sleep diagnostic testing labs range in size from four to six beds.  These labs provide monitored sleep diagnostic testing services to determine sleep disorders in the patients being tested.  The majority of the sleep testing is to determine if a patient has obstructive sleep apnea.  Positive airway pressure provided by sleep/personal ventilation (or “CPAP”) equipment is the American Academy of Sleep Medicines preferred method of treatment for obstructive sleep apnea.  The Companies sleep diagnostic facilities also determine the correct pressure settings for patient treatment with positive airway pressure.  The Company has two sleep labs accredited by the American Academy of Sleep Medicine and is working on accreditation for the others.

There are minority ownership interests in the seven sleep testing facilities in Oklahoma and Texas.  The minority owners are physicians in the geographical area being served by the diagnostic sleep testing facility.  The Company’s ownership percentages and the respective minority investor’s ownership percentages in its subsidiaries at June 30, 2007 are as follows:

	Company Ownership %	Minority Interest Ownership %

Sleep Center of Edmond, LLC	57.00%	43.00%
Sleep Center of NW Oklahoma City, LLC	65.00%	35.00%
Sleep Center of Tulsa, LLC	68.00%	32.00%
Sleep Center of Lubbock, LP	68.00%	32.00%
Sleep Center of Keller, LP	69.50%	30.50%
Sleep Center of McKinney, LP	68.00%	32.00%
Sleep Center of Plano, LP	68.00%	32.00%

The Company sells CPAP equipment and supplies to patients who have tested positive for sleep apnea and have had their positive airway pressure determined.  The CPAP equipment is a medical device and can only be dispensed with a physician prescription.  The Company operates and dispenses CPAP equipment and supplies at all eight of its sleep labs.

Testing services and equipment and supply sales are provided primarily to individual patients who are receiving health benefits through health insurers such as private health insurance companies, government agencies, managed care organizations and other similar organizations. The Company accepts assignment of benefits from the patient and bills the third party payer.

Note 2 — Summary of Significant Accounting Policies

Interim Financial Information — The unaudited condensed consolidated financial statements included herein have been prepared in accordance with generally accepted accounting principles for interim financial statements and with Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  Operating results for the five months ended June 30, 2007 are not necessarily indicative of results that may be expected for the year ended December 31, 2007.

Consolidation — The accompanying consolidated financial statements include the accounts of the Company and its majority-owned subsidiary partnerships and corporations, after elimination of all material intercompany accounts, transactions, and profits.  Investments in unconsolidated subsidiaries representing ownership of at least 20%, but less than 50%, are accounted for under the equity method.  Nonmarketable investments in which the Company has less than 20% ownership and in which it does not have the ability to exercise significant influence over the investee are initially recorded at cost and periodically reviewed for impairment

Cash and Cash Equivalents — Cash and cash equivalents consist primarily of cash on deposit, certificates of deposit, money market accounts, and investment grade commercial paper that are readily convertible into cash and purchased with original maturities of three months or less.

Use of Estimates — These consolidated financial statements include certain amounts that are based on management’s best estimates and judgments.  These estimates require management to apply complex assumptions and judgments, often because managment must make estimates about the effects of matters that are inherently uncertain and will likely change in subsequent periods.  The most significant estimates relate to medical costs, medical costs payable, revenues, intangible asset valuations, asset impairments and contingent liabilities.  The Company adjusts these estimates each period, as more current information becomes available.  The impact of any changes in estimates is included in the determination of earnings in the period in which the estimate is adjusted.

Property and Equipment — Property and equipment is stated as cost and depreciated using the straight line method to depreciate the cost of various classes of assets over their estimated useful lives.  At the time assets are sold or otherwise disposed of, the cost and accumulated depreciation are eliminated from the asset and depreciation accounts; profits and losses on such dispositions are reflected in current operations.  Fully depreciated assets are written off against accumulated depreciation.  Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized.  Expenditures for maintenance and repairs are charged to expense as incurred.

The estimated useful lives of the Company’s property and equipment are as follows:

Asset Class	Useful Life

Equipment	7 years
Software	7 years
Furniture and fixtures	7 years
Leasehold improvements	5 years	or remaining lease period, whichever is shorter
Automobiles	3 years

Goodwill — The Financial Accounting Standards Board’s Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations” and SFAS No. 142, “Goodwill and Other Intangible Assets,” provide guidance on the application of generally accepted accounting principles for business acquisitions.  The Company allocated the purchase price of its business acquisition on January 31, 2007, based on the fair market value of identifiable tangible and intangible assets.  The difference between the total cost of the acquisition and the sum of the fair values of acquired tangible and identifiable intangible assets less liabilities is recorded as goodwill.  Until the end of 2001, goodwill was amortized over a period of 40 years.  The assignment of a 40-year life was based on each acquisition’s ability to generate sufficient operating results to support the recorded goodwill balance. SFAS No. 142 requires that goodwill and certain intangible assets with indefinite lives no longer be amortized and instead be tested annually for impairment.  Accordingly, no amortization expense related to goodwill has been recorded in the financial statements for the five months ended June 30, 2007.

The Company will assess the impairment of intangibles and long-lived assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable.  Factors considered important that could trigger an impairment review include, without limitation, (i) significant under-performance of acquired assets relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of the acquired assets or the strategy for the overall business; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in our stock price for a sustained period; and (vi) technological and regulatory changes.

When management determines that the carrying value of intangibles and long-lived assets may be impaired, management evaluates the ability to recover those assets.  If those assets are determined to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

Revenue Recognition and Receivables — Our revenues are recognized on an accrual basis in the period in which services and related products are provided to customers and are recorded at net realizable amounts estimated to be paid by customers and third-party payers.  Insurance benefits are assigned to the Company and, accordingly, the Company bills on behalf of its customers.  The Company has established an allowance to account for sales adjustments that result from differences between the payment amount received and the expected realizable amount.  Actual adjustments that result from differences between the payment amount received and the expected realizable amount are recorded against the allowance for sales adjustments and are typically identified and ultimately recorded at the point of cash application or when otherwise determined pursuant to the Company’s collection procedures.  Revenues in the accompanying consolidated financial statements are reported net of such adjustments.

Due to the nature of the industry and the reimbursement environment in which we operate, certain estimates are required to record net revenues and accounts receivable at their net realizable values at the time products and/or services are provided.  Inherent in these estimates is the risk that they will have to be revised or updated as additional information becomes available.  Specifically, the complexity of many third-party billing arrangements and the uncertainty of reimbursement amounts for certain services from certain payers may result in adjustments to amounts originally recorded. Such adjustments are typically identified and recorded at the point of cash application, claim denial or account review.

Included in accounts receivable are earned but unbilled receivables.  Unbilled accounts receivable represent charges for services delivered to customers for which invoices have not yet been generated by the billing system.  Prior to the delivery of services or  equipment and supplies to customers, we perform certain certification and approval procedures to ensure collection is reasonably assured and that unbilled accounts receivable are recorded at net amounts expected to be paid by customers and third-party payers.  Billing delays, ranging from several weeks to several months, can occur due to delays in obtaining certain required payer-specific documentation from internal and external sources, interim transactions occurring between cycle billing dates established for each customer within the billing system and new sleep labs awaiting assignment of new provider enrollment identification numbers.  In the event that a third-party payer does not accept the claim for payment, the customer is ultimately responsible.

We perform analyses to evaluate the net realizable value of accounts receivable on a quarterly basis.  Specifically, we consider historical realization data, accounts receivable aging trends, other operating trends and relevant business conditions.  Because of continuing changes in the health care industry and third-party reimbursement, it is possible that our estimates could change, which could have a material impact on our operations and cash flows.

Bad Debt Expense, Sales Adjustments and Related Allowances for Uncollectible Accounts Receivable — Accounts receivable are reported net of allowances for sales adjustments and uncollectible accounts of $2,221,849 as of June 30, 2007.  The majority of our accounts receivable are due from Medicare and private insurance carriers, as well as from customers under co-insurance and deductible provisions.  Third-party reimbursement is a complicated process that involves submission of claims to multiple payers, each having its own claims requirements.  In some cases, the ultimate collection of accounts receivable subsequent to the service dates may not be known for several months. The Company has established an allowance to account for sales adjustments that result from differences between the payment amounts received from customers and third-party payers and the expected realizable amounts.  Actual adjustments that result from such differences are recorded against the allowance for sales adjustments and are typically identified and ultimately recorded at the point of cash application or when otherwise determined pursuant to the Company’s collection procedures.  We report revenues in our financial statements net of such adjustments.  We record allowance for doubtful accounts based on a percentage of revenue using historical Company-specific data.  The percentage and amounts used to record the allowance for doubtful accounts are supported by various methods including current and historical cash collections, sales adjustments, and aging of accounts receivable.

Costs of Services and Sales —  Cost of services included direct labor costs of employees providing sleep testing services, medical supplies and sensors used in sleep testing, and direct ancillary costs.  Accredited Sleep Physicians are also paid a monthly medical directors fee and a per study fee for providing professional reports on the results of the diagnostic sleep tests.  These physicians are on a contractual basis with the Company and are not employees.  Cost of sales also includes the direct cost of CPAP equipment and related supplies sold to customers and direct labor costs of employees providing CPAP equipment and supply sales and service.

Advertising Costs — Advertising and sales promotion costs are expensed as incurred.  Advertising expense totaled $210,625 for the five months ended June 30, 2007.

Compensated Absences —  The Company has a formal vacation policy allowing for paid time off based on years of service.  The policy does allow accumulation of unused vacation to future periods.  The Company also allows one week of sick leave each year regardless of years of service. In the event of an employees termination whether voluntary or involuntary they are not entitled to payment of any accrued vacation or sick leave.  Accordingly, the Company recognizes the costs of compensated absences when actually paid to employees, and does not accrue a liability for unused vacation or sick time.

Income Taxes — The Company is treated as a partnership for federal and state income tax purposes and accordingly the tax effects of the Company’s income or loss are passed through to the shareholders.

Accounting for Contingencies — Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur.  The Company’s management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Note 3 — Acquisitions

On January 31, 2007, the Company acquired all of the assets of Otter Creek Investments, Inc. (“Otter Creek”) for $14,950,000.  The acquisition was financed through $2,990,000 of members’ capital contributions and $11,960,000 of debt financing.

The results of operations of Otter Creek from February 1, 2007 to June 30, 2007 have been included in the Company’s statements of operations for the five months ended June 30, 2007.

Purchase accounting was used to account for this acquisition.  Below is the purchase price allocation used to record the purchase.

Cash and cash equivalents	$164,048
Accounts receivables	589,965
Prepaid expenses	29,621

Total current assets	783,634

Property and equipment	185,442
Other assets	470,608
Goodwill	13,912,354

Total assets acquired	15,352,038

Accounts payable and accrued liabilities	18,667
Debt	383,371

Total liabilities assumed	402,038

Net assets acquired	$14,950,000

The following unaudited pro forma combined results of operations have been prepared as if the acquisition of Otter Creek had occurred at January 1, 2007:

Six Months Ended June 30, 2007

Pro forma:
Net sales and services	$4,446,555

Net income	$128,288

The pro forma information is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, nor is it intended to be a projection of future results.

Note 4 — Property and Equipment

Property and equipment as of June 30, 2007, at cost, consist of the following:

Equipment	$871,091
Software	20,244
Furniture and fixtures	220,284
Leasehold improvements	732,599
Automobiles	11,899
Less: Accumulated depreciation	(467,838)

Net property and equipment	$1,388,279

Note 5 — Accrued Expenses

Accrued expenses as of June 30, 2007, consist of the following:

Interest	$155,247
Payroll	61,473
Workers compensation	12,014
401k	1,846

Total accrued expenses	$230,580

Note 6 — Operating Leases

The Company leases all of the real property used in its business for office and sleep testing facilities.  Such leases have been classified as operating leases.  Rent expense is recognized on a monthly basis as accrued, which approximated the straight line basis over the terms of the leases.  Total rent expense pursuant to real property leases for $184,916 for the five months ended June 30, 2007.  Future minimum lease payments under non-cancelable operating leases as of as of June 30, 2007 are as follows:

Minimum Annual Payments

2007	$218,740
2008	384,824
2009	363,632
2010	286,455
2011	176,089
Thereafter	4,708

Note 7 — Short-Term Credit Facility

The Company’s short term credit facility, as of June 30, 2007, consisted of the following:

VGM Financial Services, short term financing vehicle provided by a third party at no interest. Final payment is due May 5, 2008.	$73,880

VGM Financial Services leases are unsecured and are guaranteed by the owners of the Company.  The VGM Financial Services leases are for twelve months or less and are used to finance CPAP equipment sold to customers.  One of the Company’s vendors has an agreement with VGM Financial Services and allows the Company to either pay the vendor or finance the accounts payable amount due the vendor.  The amount of the liability due to the vendor is the same amount due VGM Financial Services.  The Company believes that under SFAS No. 157 that the Fair Value of the leases is the amount financed with VGM Financial services.  Accordingly, no imputed interest expense is recorded for the five months ended June 30, 2007.

Note 8 — Line of Credit

On March 1, 2007, the Company entered into a $1.0 million revolving credit facility with Arvest Bank.  The line of credit has a nine month term and is secured by all assets of the Parent (including its subsidiaries) and guaranteed by all members of the Company.  Interest on the line of credit is computed monthly at the rate of the published 30-day LIBOR, plus 2.0% (effective rate was 7.32% at June 30, 2007).  Borrowings pursuant to the line of credit were $298,386 at June 30, 2007.

Note 9 — Long-Term Debt

Long-term debt, as of June 30, 2007, consisted of the following

Senior Debt:

Note payable to Arvest Bank at; interest only payments due quarterly beginning May 1, 2007 through February 1, 2008 at a variable rated based on a function of LIBOR (effective rate was 7.32% at June 30, 2007). Payment due quarterly of principal and interest in the amount of $291,635 begin May 1, 2008 through February 1, 2014 at a variable rate based on a function of LIBOR(effective rate was 7.32% at June 30, 2007). This note payable is amortized over twenty years with all principal and accrued interest due on May, 1, 2014. This note was used to finance the acquisition of Otter Creek and is secured by all assets of the Company, guarantee of all entities related by common ownership, and the member’s ownership interests of the Company. Guaranteed by the Company’s members.

$11,960,000

Subordinated Debt:

SDC Finance, LLC, note payable in quarterly payments of $55,013, including interest of 7.32%, interest is a variable rate based on function of LIBOR(effective rate was 7.32% at June 30, 2007), final payment due February 1, 2012. Guaranteed by the majority of the Company’s members.	855,351

SDC Finance, LLC, note payable in quarterly payments of $4,936, including interest of 7.32% (effective rate was 7.32% at June 30, 2007, interest is a variable rate based on a function of LIBOR, final payment due April 1, 2012. Guaranteed by the majority of the Company’s members.	82,055

First Fidelity Bank, Sleep Center of Edmond, working capital note payable in monthly payments of $1,712, including initial interest rate of 9.0%. Interest is a variable rate based on 1 point above Wall Street Prime (effective rate was 9.25% as of June 30, 2007); final payment is due April 31, 2010. Guaranteed by the minority investors in Sleep Center of Edmond, LLC.	52,372

First Fidelity Bank, Sleep Center of NW Oklahoma City, working capital note payable in monthly payments of $2,823, including initial interest rate of 9.25%. Interest is a variable rate based on 1 point above Wall Street Prime (effective rate was 9.25% as of June 30, 2007); final payment is due December 2, 2009. Guaranteed by the minority investors in Sleep Center of NW Oklahoma City, LLC.	75,814

First Fidelity Bank, Sleep Center of Tulsa, working capital note payable in monthly payments of $5,016, including initial interest rate of 9.25%. Interest is a variable rate based on 1 point above Wall Street Prime; final payment is due December 2, 2009. Guaranteed by the minority investors in Sleep Center of Tulsa, LLC.	133,457

First Fidelity Bank, monthly interest only payments of $701. Interest is a variable rate based on a function of Wall Street Prime (effective rate was 9.25% at June 30, 2007); final payment is due September 1, 2007. According to SFAS No. 6, Classification of Short-Term Obligations Expected to be Refinanced, the June 30, 2007 note balance of $88,010 is not classified as a current liability. Guaranteed by minority investors in Sleep Center of Lubbock, LP.	88,010

Spirit Bank, Sleep Center of McKinney, working capital note payable is interest only monthly payments for eighteen months, principal and interest payments $4,226 begin on August 15, 2008, initial interest rate of 8.75%. Interest is a variable rate based on 1/2 point above Wall Street Prime (effective rate was 8.75% at June 30, 2007); final payment is due July 15, 2011. The note is guaranteed by the minority investors in Sleep Center of McKinney, LP.	133,314

Spirit Bank, Sleep Center of Keller, working capital note payable is interest only monthly payments for eighteen months, principal and interest payments $4,185 begin on August 15, 2008, initial interest rate of 8.75%. Interest is a variable rate based on 1/2 point above Wall Street Prime (effective rate was 8.75% at June 30, 2007); final payment is due July 15, 2011. The note is guaranteed by the minority investors in Sleep Center of Keller, LP.	131,500

Total long-term debt	13,511,873

Less: Current portion of long-term debt	(393,930)

Long-term debt, net of current portion	$13,117,943

At June 30, 2007, future maturities of the long-term debt were as follows:

2007	$179,026
2008	656,609
2009	874,306
2010	833,013
2011	843,241
Thereafter	10,125,678

Note 10 — Pension Plan

The Company has a 401(k) Savings Incentive Plan and Trust as of January 1, 2005, covering two employees.  The Plan is contributory by the employees and the Company may make discretionary contributions in addition.  No discretionary contributions were made in the five months ended June 30, 2007.

Note 11 — Related Party Transactions

During the five months ended June 30, 2007, the Company had transactions with SDC Finance a limited liability company owned by the majority of the Company’s members. SDC Finance has notes receivable with the Company’s subsidiaries in the amount of $937,406.  The Company makes quarterly repayments of principal and interest of $59,949.  The notes will be fully paid by April 1, 2012. The Company guarantees term notes to a bank on behalf of SDC Finance.  The balance outstanding at June 30, 2007 is $937,406.  These loan guarantees are in connection with the Company’s facilities.  These guarantees would require the Company to make the required loan payments to the bank in the event SDC Finance becomes unable to do so.

Report of Independent Registered Public Accounting Firm

We have audited the accompanying consolidated balance sheets of Otter Creek Investments, Inc. as of December 31, 2006 and 2005, and the related consolidated statements of income and retained earnings, and cash flows for the years ended December 31, 2006 and 2005.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Otter Creek Investments, Inc. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Murrell, Hall, McIntosh & Co., PLLP

November 7, 2007
Oklahoma City, Oklahoma

OTTER CREEK INVESTMENTS, INC.

Consolidated Balance Sheets

As of December 31, 2006 and 2005

	2006	2005
ASSETS

Cash and cash equivalents	$301,356	$264,527
Accounts receivable, net of contractual allowances and allowance for bad debts	1,239,902	1,047,419
Prepaid expenses	38,196	95,746

Total current assets	1,579,454	1,407,692

Property and equipment, net of accumulated depreciation	1,248,224	592,678
Other assets	41,145	19,760

Total assets	$2,868,823	$2,020,130

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable	$54,689	$62,009
Accrued liabilities	51,097	63,106
Short-term credit facility	164,211	—
Current portion of long-term debt	1,570,120	734,737

Total current liabilities	1,840,117	859,852

Long-term debt, net of current portion shown above	383,371	159,448

Total liabilities	2,223,488	1,019,300

Minority interests	217,771	294,830

Stockholders’ Equity:
Common stock $0.01 par value, 5,000,000 shares authorized; 5,500 issued and outstanding at December 31, 2006 and 2005	55	55
Additional paid-in capital	19,352	19,352
Retained earnings	408,157	686,593

Total stockholders’ equity	427,564	706,000

Total liabilities and stockholders’ equity	$2,868,823	$2,020,130

See Accompanying Notes to Consolidated Financial Statements

OTTER CREEK INVESTMENTS, INC.

Consolidated Statements of Income and Retained Earnings

For the Years Ended December 31, 2006 and 2005

	2006	2005
Revenues:
Sleep studies	$5,238,018	$3,488,828
Sales of equipment	1,503,379	1,031,635

Total revenues	6,741,397	4,520,463

Cost of Sales and Services:
Cost of sleep studies	1,434,441	933,113
Cost of equipment sold	493,960	345,861

Total cost of sales and services	1,928,401	1,278,974

Gross profit	4,812,996	3,241,489

Selling, General and Administrative Expenses:
Selling expenses	1,306,709	632,328
General and administrative expenses	1,509,900	542,273
Interest expense	119,088	78,659
Depreciation	181,008	113,028

Total selling, general and administrative expenses	3,116,705	1,366,288

Operating income	1,696,291	1,875,201

Other Income (Expense):
Interest and other income	4,044	242
Other expense	—	(1,800)

Net other income (expense)	4,044	(1,558)

Net income before minority interests and provision for income taxes	1,700,335	1,873,643

Minority interests	(651,032)	(491,671)

Provision for income taxes	—	—

Net income	1,049,303	1,381,972

Retained earnings, beginning	686,593	(49,980)

Dividends paid	(1,327,739)	(645,399)

Retained earnings, ending	$408,157	$686,593

See Accompanying Notes to Consolidated Financial Statements

OTTER CREEK INVESTMENTS, INC.

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2006 and 2005

	2006	2005
Operating activities:
Net income	$1,049,303	$1,381,972
Adjustments to reconcile net loss to net cash used by operating activities:
Minority interest income, net distributions	(77,059)	491,671
Depreciation	181,008	113,028
Stock issued for services	—	10,785
Loss on disposal of assets	—	1,800
Changes in assets and liabilities —
Accounts receivable	(192,483)	(603,915)
Prepaid expenses	57,550	(92,158)
Deposits	(16,373)	(7,829)
Accounts payable	(7,320)	46,239
Accrued expenses	(12,009)	47,035

Net cash provided by operating activities	982,617	1,388,628

Investing activities:
Purchases of property and equipment	(836,554)	(96,623)

Net cash used by investing activities	(836,554)	(96,623)

Financing activities:
Debt proceeds	1,504,097	329,903
Debt payments	(280,580)	(488,069)
Loan origination costs	(5,012)	—
Capital contributions	—	8,120
Dividends paid	(1,327,739)	(645,399)

Net cash used by financing activities	(109,234)	(1,096,750)

Net change in cash and cash equivalents	36,829	195,255

Cash and cash equivalents at beginning of period	264,527	69,272

Cash and cash equivalents at end of period	$301,356	$264,527

Cash Paid for Interest and Income Taxes:
Interest expense	$119,088	$78,659
Income taxes	$—	$—

See Accompanying Notes to Consolidated Financial Statements

OTTER CREEK INVESTMENTS, INC.

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2006 and 2005

Note 1 — Nature of Business

Otter Creek Investments, Inc., an Oklahoma corporation (the “Company”) and its subsidiaries are a healthcare organization which provides diagnostic sleep testing services and treatment for sleep disorders.  The Company’s products and services are used primarily by patients with obstructive sleep apnea.

The Company was originally founded in August, 2002 as Otter Creek Investments (an S Corporation) with Advanced Medical Enterprises, LP as a wholly owned subsidiary.  On June 30, 2006 the Company completed a reorganization in which Sleep Disorder Centers, Inc. became a wholly owned subsidiary.  Prior to the reorganization both the Company and Sleep Disorder Centers were under common ownership and common management.  The financial statements for 2006 and 2005 reflect the effect of this reorganization retroactively and are presented on a consolidated basis.  On January 31, 2007, the Company converted to a Limited Liability Company and all member interests were acquired by Sleep Holdings, LLC.  As a result of this transaction, the Company is now under a new controlling member.

The Company operates the following sleep diagnostic testing labs in Oklahoma and Texas.

Sleep Center of Edmond, LLC	Operational December, 2003
Sleep Center of NW Oklahoma City, LLC	Operational October, 2004
Sleep Center of Tulsa, LLC — Midtown location	Operational October, 2004
Sleep Center of Tulsa, LLC — South location	Operational June, 2006
Sleep Center of Lubbock, LP	Operational October, 2006
Sleep Center of Keller, LP	Operational November, 2006
Sleep Center of McKinney, LP	Development phase at December 31, 2006
Sleep Center of Plano, LP	Development phase at December 31, 2006

These sleep diagnostic testing labs range in size from four to six beds.  These labs provide monitored sleep diagnostic testing services to determine sleep disorders in the patients being tested.  The majority of the sleep testing is to determine if a patient has obstructive sleep apnea.  Positive airway pressure provided by sleep/personal ventilation (or “CPAP”) equipment is the American Academy of Sleep Medicines preferred method of treatment for obstructive sleep apnea.  The Companies sleep diagnostic facilities also determine the correct pressure settings for patient treatment with positive airway pressure.  The Company has two sleep labs accredited by the American Academy of Sleep Medicine and is working on accreditation for the others.

There are minority ownership interests in the seven sleep testing facilities in Oklahoma and Texas.  The minority owners are physicians in the geographical area being served by the diagnostic sleep testing facility.  The Company’s ownership percentages and the respective minority investor’s ownership percentages in its subsidiaries at December 31, 2006 and 2005 are as follows:

	Company Ownership %		Minority Interest Ownership %
	2006	2005	2006	2005
Sleep Center of Edmond, LLC	51.93%	52.35%	48.07%	47.65%
Sleep Center of NW Oklahoma City, LLC	66.50%	69.79%	33.50%	30.21%
Sleep Center of Tulsa, LLC	68.00%	73.93%	32.00%	26.07%
Sleep Center of Lubbock, LP	68.00%	100.00%	32.00%	—%
Sleep Center of Keller, LP	69.50%	100.00%	30.50%	—%

The Company sells CPAP equipment and supplies to patients who have tested positive for sleep apnea and have had their positive airway pressure determined.  The CPAP equipment is a medical device and can only be dispensed with a physician prescription.  The Company operates and dispenses CPAP equipment and supplies at all six of its sleep labs in 2006 and three sleep labs in 2005.

Testing services and equipment and supply sales are provided primarily to individual patients who are receiving health benefits through health insurers such as private health insurance companies, government agencies, managed care organizations and other similar organizations. The Company accepts assignment of benefits from the patient and bills the third party payer.

Note 2 — Summary of Significant Accounting Policies

Consolidation — The accompanying consolidated financial statements include the accounts of the Company and its majority-owned subsidiary partnerships and corporations, after elimination of all material intercompany accounts, transactions, and profits.  Investments in unconsolidated subsidiaries representing ownership of at least 20%, but less than 50%, are accounted for under the equity method.  Nonmarketable investments in which the Company has less than 20% ownership and in which it does not have the ability to exercise significant influence over the investee are initially recorded at cost and periodically reviewed for impairment

Cash and Cash Equivalents — Cash and cash equivalents consist primarily of cash on deposit, certificates of deposit, money market accounts, and investment grade commercial paper that are readily convertible into cash and purchased with original maturities of three months or less.

Use of Estimates — These consolidated financial statements include certain amounts that are based on management’s best estimates and judgments.  These estimates require management to apply complex assumptions and judgments, often because management must make estimates about the effects of matters that are inherently uncertain and will likely change in subsequent periods.  The most significant estimates relate to medical costs, medical costs payable, revenues, intangible asset valuations, asset impairments and contingent liabilities.  The Company adjusts these estimates each period, as more current information becomes available.  The impact of any changes in estimates is included in the determination of earnings in the period in which the estimate is adjusted.

Property and Equipment — Property and equipment is stated as cost and depreciated using the straight line method to depreciate the cost of various classes of assets over their estimated useful lives.  At the time assets are sold or otherwise disposed of, the cost and accumulated depreciation are eliminated from the asset and depreciation accounts; profits and losses on such dispositions are reflected in current operations.  Fully depreciated assets are written off against accumulated depreciation.  Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized.  Expenditures for maintenance and repairs are charged to expense as incurred.

The estimated useful lives of the Company’s property and equipment are as follows:

Asset Class	Useful Life
Equipment	7 years
Software	7 years
Furniture and fixtures	7 years
Leasehold improvements	5 years or remaining lease period, whichever is shorter
Automobiles	3 years

Revenue Recognition and Receivables — Our revenues are recognized on an accrual basis in the period in which services and related products are provided to customers and are recorded at net realizable amounts estimated to be paid by customers and third-party payers.  Insurance benefits are assigned to the Company and, accordingly, the Company bills on behalf of its customers.  The Company has established an allowance to account for sales adjustments that result from differences between the payment amount received and the expected realizable amount.  Actual adjustments that result from differences between the payment amount received and the expected realizable amount are recorded against the allowance for sales adjustments and are typically identified and ultimately recorded at the point of cash application or when otherwise determined pursuant to the Company’s collection procedures.  Revenues in the accompanying consolidated financial statements are reported net of such adjustments.

Due to the nature of the industry and the reimbursement environment in which we operate, certain estimates are required to record net revenues and accounts receivable at their net realizable values at the time products and/or services are provided.  Inherent in these estimates is the risk that they will have to be revised or updated as additional information becomes available.  Specifically, the complexity of many third-party billing arrangements and the uncertainty of reimbursement amounts for certain services from certain payers may result in adjustments to amounts originally recorded. Such adjustments are typically identified and recorded at the point of cash application, claim denial or account review.

Included in accounts receivable are earned but unbilled receivables.  Unbilled accounts receivable represent charges for services delivered to customers for which invoices have not yet been generated by the billing system.  Prior to the delivery of services or  equipment and supplies to customers, we perform certain certification and approval procedures to ensure collection is reasonably assured and that unbilled accounts receivable are recorded at net amounts expected to be paid by customers and third-party payers.  Billing delays, ranging from several weeks to several months, can occur due to delays in obtaining certain required payer-specific documentation from internal and external sources, interim transactions occurring between cycle billing dates established for each customer within the billing system and new sleep labs awaiting assignment of new provider enrollment identification numbers.  In the event that a third-party payer does not accept the claim for payment, the customer is ultimately responsible.

We perform analyses to evaluate the net realizable value of accounts receivable on a quarterly basis.  Specifically, we consider historical realization data, accounts receivable aging trends, other operating trends and relevant business conditions.  Because of continuing changes in the health care industry and third-party reimbursement, it is possible that our estimates could change, which could have a material impact on our operations and cash flows.

Bad Debt Expense, Sales Adjustments and Related Allowances for Uncollectible Accounts Receivable — Accounts receivable are reported net of allowances for sales adjustments and uncollectible accounts of $4,083,442 and $1,861,590 as of December 31, 2006 and 2005, respectively.  The majority of our accounts receivable are due from Medicare and private insurance carriers, as well as from customers under co-insurance and deductible provisions.  Third-party reimbursement is a complicated process that involves submission of claims to multiple payers, each having its own claims requirements.  In some cases, the ultimate collection of accounts receivable subsequent to the service dates may not be known for several months. The Company has established an allowance to account for sales adjustments that result from differences between the payment amounts received from customers and third-party payers and the expected realizable amounts.  Actual adjustments that result from such differences are recorded against the allowance for sales adjustments and are typically identified and ultimately recorded at the point of cash application or when otherwise determined pursuant to the Company’s collection procedures.  We report revenues in our financial statements net of such adjustments.  We record allowance for doubtful accounts based on a percentage of revenue using historical Company-specific data.  The percentage and amounts used to record the allowance for doubtful accounts are supported by various methods including current and historical cash collections, sales adjustments, and aging of accounts receivable.

Costs of Services and Sales —  Cost of services included direct labor costs of employees providing sleep testing services, medical supplies and sensors used in sleep testing, and direct ancillary costs.  Accredited Sleep Physicians are also paid a monthly medical directors fee and a per study fee for providing professional reports on the results of the diagnostic sleep tests.  These physicians are on a contractual basis with the Company and are not employees.  Cost of sales also includes the direct cost of CPAP equipment and related supplies sold to customers and direct labor costs of employees providing CPAP equipment and supply sales and service.

Advertising Costs — Advertising and sales promotion costs are expensed as incurred.  Advertising expense totaled $364,441 and $140,342 for the years ended December 31, 2006 and 2005 respectively.

Compensated Absences — The Company has a formal vacation policy allowing for paid time off based on years of service.  The policy does allow accumulation of unused vacation to future periods.  The Company also allows one week of sick leave each year regardless of years of service. In the event of an employees termination whether voluntary or involuntary they are not entitled to payment of any accrued vacation or sick leave.  Accordingly, the Company recognizes the costs of compensated absences when actually paid to employees, and does not accrue a liability for unused vacation or sick time.

Income Taxes — The Company is treated as a Sub Chapter S corporation for federal and state income tax purposes and accordingly the tax effects of the Company’s income or loss are passed through to the shareholders.

Accounting for Contingencies — Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur.  The Company’s management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the CompanyÆs financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Recently Issued Accounting Standards

FIN 48 — In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement No. 109 (“FIN 48”).  FIN 48 provides guidance for recognizing and measuring uncertain tax positions, as defined in SFAS 109, Accounting for Income Taxes.  FIN 48 prescribes a threshold condition that a tax position must meet for any of the benefit of the uncertain tax position to be recognized in the financial statements.  Guidance is also provided regarding de-recognition, classification and disclosure of these uncertain tax positions.  FIN 48 is effective for fiscal years beginning after December15, 2006.  The adoption of FIN 48 is not anticipated to have a material impact on the Company’s  financial position, results of operations or cash flows.

SFAS No. 157 — In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements” (“SFAS No. 157”).  SFAS No. 157 addresses how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under generally accepted accounting principles.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements.  SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, with earlier adoption permitted.  Management is assessing the impact of the adoption of SFAS No. 157.

SFAS No. 158 — In September 2006, the FASB issued Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS No. 158”), an amendment of FASB Statements No. 87, 88, 106 and 132(R).  SFAS No. 158 requires (a) recognition of the funded status (measured as the difference between the fair value of the plan assets and the benefit obligation) of a benefit plan as an asset or liability in the employer’s statement of financial position, (b) measurement of the funded status as of the employer’s fiscal year-end with limited exceptions, and (c) recognition of changes in the funded status in the year in which the changes occur through comprehensive income.  The requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after December 15, 2006.  The requirement to measure the plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008.  SFAS No. 158 has no current applicability to the Company’s financial statements.

SAB No. 108 — In September 2006, the Securities Exchange Commission issued Staff Accounting Bulletin No. 108 (“SAB No. 108”).  SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements.  SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors.  When the effect of initial adoption is material, companies will record the effect as a cumulative effect adjustment to beginning of year retained earnings and disclose the nature and amount of each individual error being corrected in the cumulative adjustment.  Complying with the requirements of SAB No. 108 had no impact on the Company’s financial statements.

SFAS No. 159 — In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), an amendment of FASB Statement No. 115.  SFAS No. 159 addresses how companies should measure many financial instruments and certain other items at fair value.  The objective is to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, with earlier adoption permitted. Management is assessing the impact of the adoption of SFAS No. 159.

Note 3 — Property and Equipment

Property and equipment, at cost, consist of the following:

	2006	2005
Equipment	$840,401	$412,258
Software	18,477	12,967
Furniture and fixtures	172,884	69,127
Leasehold improvements	536,275	237,256
Automobiles	11,899	11,899
Less: Accumulated depreciation	(331,712)	(150,829)
Net property and equipment	$1,248,224	$592,678

Note 4 — Accrued Expenses

Accrued expenses consist of the following:

	2006	2005
Insurance	$215	$—
Garnishment	72	—
Payroll	22,361	47,833
Taxes	39,393	(591)
Workers compensation	—	3,409
401k	1,065	446
Total accrued expenses	$63,106	$51,097

Note 5 — Operating Leases

The Company leases all of the real property used in its business for office and sleep testing facilities.  Such leases have been classified as operating leases.  Rent expense is recognized on a monthly basis as accrued, which approximated the straight line basis over the terms of the leases.  Total rent expense pursuant to real property leases for 2006 and 2005 was $242,056 and $148,097.  Future minimum lease payments under non-cancelable operating leases as of as of December 31, 2006 are as follows:

Minimum Annual Payments
2007	$403,656
2008	384,824
2009	363,632
2010	286,455
2011	176,089
Thereafter	4,708

Note 6 — Short-Term Credit Facility

The Company’s short term credit facility consisted of the following:

	2006	2005
VGM Financial Services, short term financing vehicle provided by a third party at no interest. Final payment is due December 5, 2007.	$164,211	$—

VGM Financial Services leases are unsecured and are guaranteed by the owners of the Company.  The VGM Financial Services leases are for twelve months or less and are used to CPAP equipment sold to customers.  One of the Company’s vendors has an agreement with VGM Financial Services and allows the Company to either pay the vendor or finance the accounts payable amount due the vendor.  The amount of the liability due to the vendor is the same amount due VGM Financial Services.  The Company believes that under SFAS No. 157 that the fair value of the leases is the amount financed with VGM Financial Services.  Accordingly, no imputed interest expense is recorded for the year ended December 31, 2006.  There were no outstanding VGM Financial Services leases at December 31, 2005.

Note 7 — Long-Term Debt

Long-Term Debt consisted of the following:

	2006	2005
First Fidelity Bank, Sleep Disorder Centers, working capital line of credit. The line of credit is due on August 11, 2007 initial interest rate is 6.5%. Interest is a variable rate based on 2 points above Wall Street Prime. Guaranteed by the owners of the Company.	$475,944	$156,466

First Fidelity Bank, Sleep Disorder Centers, leasehold improvement note payable in monthly payments of $3,128, including initial interest rate of 9.0%. Interest is a variable rate based on 1 point above Wall Street Prime; final payment is due June 9, 2011. Guaranteed by the owners of the Company.	138,259	—

	2006	2005
First Fidelity Bank, Sleep Center of Edmond, working capital note payable in monthly payments of $1,712, including initial interest rate of 9.0%. Interest is a variable rate based on 1 point above Wall Street Prime; final payment is due April 31, 2010. Guaranteed by the minority investors in Sleep Center of Edmond, LLC.	59,985	68,507

Coppermark Bank, Sleep Center of Edmond, equipment note payable in monthly payments of $1,500, including initial interest rate of 6%. Interest is a variable rate of 2 points above Chase Prime Rate; final payment is due February 15, 2008. The note is guaranteed by the Company.	22,094	37,891

First Fidelity Bank, Sleep Center of NW Oklahoma City, working capital note payable in monthly payments of $2,823, including initial interest rate of 9.25%. Interest is a variable rate based on 1 point above Wall Street Prime; final payment is due December 2, 2009. Guaranteed by the minority investors in Sleep Center of NW Oklahoma City, LLC.	88,893	90,200

First Fidelity Bank, Sleep Center of NW Oklahoma City, leasehold improvement note payable in monthly payments of $658, including initial interest rate of 7.5%. Interest is a variable rate based on 1 point above Wall Street Prime; final payment is due April 18, 2010. The note is guaranteed by the Company.	24,097	29,427

Coppermark Bank, Sleep Center of NW Oklahoma City, equipment note payable in monthly payments of $2,084, including initial interest rate of 6.5%. Interest is a variable rate of 2 points above Chase Prime Rate; final payment is due December 10, 2009. The note is guaranteed by the Company. Note was refinanced into a new loan on June 5, 2006 with First Fidelity Bank, payable in monthly payments of $2,551, including initial interest rate of 9.0%. Interest is a variable rate based upon Wall Street Prime; final payment is due June 10, 2009. The note is guaranteed by the Company.	68,168	86,876

First Fidelity Bank, Sleep Center of Tulsa, working capital note payable in monthly payments of $5,016, including initial interest rate of 9.25%. Interest is a variable rate based on 1 point above Wall Street Prime; final payment is due December 2, 2009. Guaranteed by the minority investors in Sleep Center of Tulsa, LLC.	156,483	117,950

First Fidelity Bank, Sleep Center of Tulsa, Midtown location leasehold improvement note payable in monthly payments of $3,106, including initial interest rate of 7.5%. Interest is a variable rate based on 1 point above Wall Street Prime; final payment is due April 18, 2010. The note is guaranteed by the Company.	113,444	138,617

First Fidelity Bank, Sleep Center of Tulsa, South location leasehold improvement note payable in monthly payments of $628, including initial interest rate of 9.0%. Interest is a variable rate based on 1 point above Wall Street Prime; final payment is due June 9, 2011. The note is guaranteed by the Company.	27,756	—

	2006	2005
Coppermark Bank, Sleep Center of Tulsa, Midtown location equipment note payable in monthly payments of $2,100, including initial interest rate of 6.75%. Interest is a variable rate of 2 points above Chase Prime Rate; final payment is due January 10, 2010. The note is guaranteed by the Company. Note was refinanced into a new loan on June 5, 2006 with First Fidelity Bank, payable in monthly payments of $2,525, including initial interest rate of 9.25%. Interest is a variable rate based upon Wall Street Prime; final payment is due June 10, 2009. The note is guaranteed by the Company.	71,569	88,251

First Fidelity Bank, Sleep Center of Tulsa, Midtown location equipment note payable in monthly payments of $1,652, including initial interest rate of 9.25%. Interest is a variable rate based on 1 point above Wall Street Prime; final payment is due June 5, 2009. The note is guaranteed by the Company.	70,803	—

First Fidelity Bank, Advanced Medical Enterprises, working capital line of credit. The line of credit is due on February 25, 2007. The initial interest rate is 6.25%. Interest is a variable rate based on 2 points above Wall Street Prime. Guaranteed by the owners of the Company.	30,676	80,000

Spirit Bank, Sleep Center of Lubbock, equipment note payable in monthly payments of $2,391, including initial interest rate of 8.75%. Interest is a variable rate based on 1/2 point above Wall Street Prime; final payment is due November 6, 2011. The note is guaranteed by the Company.	109,509	—

First Fidelity Bank, Sleep Center of Lubbock, working capital line of credit in monthly interest only payments, initial interest rate of 9.25%. Interest is a variable rate based on 1 point above Wall Street Prime; final payment is due September 1, 2007. Guaranteed by the minority investors in Sleep Center of Lubbock, LP.	78,010	—

First Fidelity Bank, Sleep Center of Lubbock, leasehold improvement note payable in monthly payments of $1,924, including initial interest rate of 8.25%. Interest is a variable rate based on 1 point above Wall Street Prime; final payment is due July 1, 2011. The note is guaranteed by the Company.	87,801	—

Spirit Bank, Sleep Center of Keller, equipment note payable in monthly payments of $2,372, including initial interest rate of 8.75%. Interest is a variable rate based on 1/2 point above Wall Street Prime; final payment is due November 22, 2011. The note is guaranteed by the Company.	110,000	—

Spirit Bank, Sleep Center of McKinney, equipment note payable in monthly payments of $2,372, including initial interest rate of 8.75%. Interest is a variable rate based on 1/2 point above Wall Street Prime; final payment is due November 22, 2011. The note is guaranteed by the Company.	110,000	—

Spirit Bank, Sleep Center of Plano, equipment note payable in monthly payments of $2,372, including initial interest rate of 8.75%. Interest is a variable rate based on 1/2 point above Wall Street Prime; final payment is due November 22, 2011. The note is guaranteed by the Company.	110,000	—

Total long-term debt	1,953,491	894,185

Less: Current portion of long-term debt	(1,570,120)	(734,737)

Long-term debt, net of current portion	$383,371	$159,448

The Company was acquired on January 31, 2007 and $1,570,120 of the total debt was retired. Total debt in the amount of $383,371 remained after the January 31, 2007 acquisition.

At December 31, 2006, future maturities of the long-term debt were as follows:

2007	$1,570,120
2008	99,151
2009	108,722
2010	175,498

Note 8 — Pension Plan

The Company has a 401(k) Savings Incentive Plan and Trust as of January 1, 2005, covering two employees.  The Plan is contributory by the employees and the Company may make discretionary contributions in addition.  No discretionary contributions were made in the two years ended December 31, 2006.

Note 9 — Concentration of Credit Risk

The following table outlines insurance companies having accounts receivable (net of contractual allowances but not net of any unspecified allowances for doubtful accounts) that individually exceeded 10% of the Company’s total revenues during the two years ended December 31, 2006.

	Insurance Company
	Blue Cross		Aetna		United Health
	2006	2005	2006	2005	2006	2005
Percentage of total accounts receivable	33.2%	30.9%	8.8%	7.7%	14.8%	15.8%

Percentage of total revenue	23.7%	30.8%	13.3%	12.7%	23.0%	29.5%

The Company does not believe that these Insurers will be unable to honor their liabilities and a reserve for potential credit losses is not deemed necessary.

The Company maintains its cash bank deposit accounts which, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.  The Company believes it is not exposed to any significant credit risk on cash.

Note 10 — Concentration of Supplier Risk

The Company purchases its sleep testing equipment and from one vendor.  This vendor was selected from four other vendors so there is no concentration of risk for the sleep testing equipment suppliers.

The Company purchases its CPAP machines from one primary vendor.  This vendor was selected from several different CPAP manufacturers so there is no concentration of risk for CPAP suppliers.

Note 11 — Common Stock

The Company’s common shares are voting and dividends are paid at the discretion of the Board of Directors.  All common shares are restricted from transfer without the Company being offered the first right to repurchase shares at a market-value price.

We adopted SFAS 123(R) on January 1, 2005 using the modified prospective method as described in the standard.  Under the modified prospective method, we are required to record compensation cost for new and modified awards over the related vesting period of such awards prospectively  and record compensation cost prospectively for the unvested portion at time of adoption, of previously issued and outstanding awards over the remaining vesting period of such awards.

In 2005, several shareholders received stock for services rendered to the Company.  The fair market value of the common stock issued was $10,785 and was expensed by the Company.  As of January 1, 2006, we had no unvested outstanding awards and SFAS 123 (R) had no impact on our consolidated financial statements consolidated statement of income for 2006.

Note 12 — Related Party Transactions

Two shareholders loaned $88,454 to the Company in December, 2004.  These loans were unsecured term notes with an interest rate of 8.5%.  These loans were fully repaid in April, 2005.  Interest expense for the year ended December 31, 2005 was $3,096.

APOTHECARYRX, LLC

Condensed Balance Sheet

	June 30, 2007	December 31, 2006
	(Unaudited)
ASSETS

Cash and cash equivalents	$902,928	$805,220
Accounts receivable, net of allowance for doubtful accounts of $10,973 and $3,352	2,245,931	1,088,704
Inventories	2,931,331	1,032,596
Other current assets	40,035	8,525

Total current assets	6,120,225	2,935,045

Property and equipment, net of accumulated depreciation of $46,554 and $20,970	379,031	120,275
Goodwill	5,944,656	3,163,159
Intangible assets, net of accumulated amortization of $215,145 and $47,438	4,022,599	1,365,603
Deposit on acquisition	—	1,310,500

Total assets	$16,466,511	$8,894,582

LIABILITIES AND MEMBERS’ EQUITY

Liabilities:
Accounts payable	$2,661,800	$1,715,252
Accrued liabilities	1,652,040	516,101
Note payable	8,775,000	4,575,000
Current portion of long-term debt	1,632,490	949,093

Total current liabilities	14,721,330	7,755,446

Long-term debt, net of current portion shown above	2,081,978	1,407,580

Total liabilities	16,803,308	9,163,026

Members’ Equity (Deficit):
Members’ capital	1,000	1,000
Accumulated deficit	(337,797)	(269,444)

Total members’ equity (deficit)	(336,797)	(268,444)

Total liabilities and members’ equity (deficit)	$16,466,511	$8,894,582

See Accompanying Notes to Condensed Financial Statements

APOTHECARYRX, LLC

Condensed Statement of Operations

For the Six Months Ended June 30, 2007

(Unaudited)

Net revenues	$15,741,889

Cost of goods sold	12,213,912

Gross profit	3,527,977

Operating Expenses:
Selling, general and administrative expenses	3,070,962
Depreciation and amortization	193,290

Total operating expenses	3,264,252

Operating income	263,725

Other Income (Expense):
Interest expense, net	(332,078)

Net loss	$(68,353)

See Accompanying Notes to Condensed Financial Statements

APOTHECARYRX, LLC

Condensed Statement of Members’ Equity

For the Six Months Ended June 30, 2007

(Unaudited)

	Members’ Capital	Members’ Equity (Deficit)
Balance, December 31, 2006	$1,000	$(269,444)

Net loss	—	(68,353)

Balance, June 30, 2007	$1,000	$(337,797)

See Accompanying Notes to Condensed Financial Statements

APOTHECARYRX, LLC

Statement of Cash Flows

For the Six Months Ended June 30, 2007

(Unaudited)

Operating activities:
Net loss	$(68,353)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation and amortization	193,290
Changes in assets and liabilities —
Accounts receivable	(1,157,227)
Inventories	(1,898,735)
Other assets	1,278,990
Accounts payable	946,548
Accrued liabilities	1,135,939

Net cash provided by operating activities	430,452

Investing activities:
Purchase of fixed assets	(284,340)
Customer files acquired	(2,462,203)
Non-compete covenants acquired	(362,500)
Goodwill acquired in purchases of businesses	(1,423,701)

Net cash used by investing activities	(4,532,744)

Financing activities:
Loan advances	4,200,000

Net cash provided by financing activities	4,200,000

Net change in cash and cash equivalents	97,708

Cash and cash equivalents at beginning of period	805,220

Cash and cash equivalents at end of period	$902,928

Non-cash investing and financing activities:
Seller financing of pharmacy acquisitions	$1,357,796

See Accompanying Notes to Condensed Financial Statements

APOTHECARYRX, LLC

Notes to Condensed Financial Statements

(Unaudited)

For the Six Months Ended June 30, 2007

Note 1 — Nature of Business

ApothecaryRx, LLC (the “Company”) was organized in Oklahoma on May 26, 2006 and began operations on July 3, 2006.  The Company acquires and operates independent retail pharmacy stores selling prescription drugs and a small assortment of general merchandise including diabetic merchandise, over the counter drugs, beauty products and cosmetics, seasonal merchandise, greeting cards, and convenience foods.  As of June 30, 2007, the Company operated stores in Colorado, Minnesota, Missouri and Oklahoma.  The Company expects to expand its operations to additional states in the future, primarily in the central United States.

Note 2 — Summary of Significant Accounting Policies

Interim Financial Information — The unaudited condensed financial statements included herein have been prepared in accordance with generally accepted accounting principles for interim financial statements and with Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  Operating results for the six months ended June 30, 2007 are not necessarily indicative of results that may be expected for the year ended December 31, 2007.  The condensed consolidated financial statements should be read in conjunction with the financial statements and notes for the period from July 3, 2006 to December 31, 2006.  The December 31, 2006 condensed balance sheet was derived from audited financial statements.

Revenue Recognition — Sales are recorded at the time the customer takes possession of the merchandise.  Customer returns are immaterial and are recorded at the time merchandise is returned.

Use of Estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Cash and Cash Equivalents — The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable — Accounts receivable are stated net of an allowance for uncollectible accounts of $10,973 and $3,352 as of June 30, 2007 and December 31, 2006, respectively.  The balance primarily includes amounts due from third party payors, such as pharmacy benefit managers, government agencies and employers.  A small amount of the accounts receivable is due from customers who are allowed credit at our various local pharmacies.

Advertising Costs — Advertising and sales promotion costs are expensed as incurred.  Advertising expense for the six months ended June 30, 2007 totaled $23,330.

Contingencies — Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur.  The Company’s management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment.  In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements.  If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Inventories — Inventories are stated at the lower of cost or market and include the cost of products acquired for sale.  The Company accounts for inventories using the first in — first out method of accounting for substantially all of its inventories.  Independent physical inventory counts are taken on a regular basis in each store to ensure that the amounts reflected in the accompanying financial statements are properly stated.

Property and Equipment — Property and equipment are recorded at cost.  Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred.  When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.  Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes.  The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate.  The estimated useful lives for significant property and equipment categories are as follows:

Computer equipment	3 to 5 years
Furniture and fixtures	7 to 15 years

Following are components of property and equipment included in the accompanying balance sheets as of June 30, 2007 and December 31, 2006:

	June 30, 2007	December 31, 2006
Computer equipment	$228,562	$104,220
Furniture and fixtures	137,813	37,025
Equipment	29,410	—
Delivery vehicles	29,800	—
	425,585	141,245
Less: Accumulated depreciation	(46,554)	(20,970)
Net property and equipment	$379,031	$120,275

Employee Benefits — The Company utilizes a professional employer organization (PEO) for all employment matters and benefits.  Through this arrangement, the Company does not directly employee any employees.   All employees are employed by the PEO and leased to the Company.  The lease payment to the PEO includes the cost of wages, salaries, employment taxes, benefits and a fee for services.

Income Taxes — As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership.  Therefore, no provision or liability for income taxes has been included in the financial statements.

Vendor Allowances — The Company received upfront discount payments from a vendor totaling  $1,200,000 which was initially deferred and included in accrued liabilities on the accompanying balance sheet.  The deferred amount is being amortized to reduce cost of goods sold over the sixty month life of the contract on a straight line basis.  As of June 30, 2007, $1,083,333 remained in accrued liabilities.

Store Acquisition Costs — New store acquisition costs are charged directly to expense when incurred.

Note 3 — Acquisitions

On January 1, 2007, the Company acquired certain assets, including inventory, of Cox Pharmacy for $2,450,500.  The acquisition was financed through a draw on the Company’s line of credit of approximately $1,100,000, seller financing of $1,140,000 and cash flows from operations of $210,500.

On March 1, 2007, the Company acquired certain assets, including inventory, of Bolerjack Discount Drug for $2,136,500.  The acquisition was financed through a draw on the Company’s line of credit for $1,400,000, seller financing of $650,000 and cash flows from operations of $86,500.

On May 21, 2007, the Company acquired certain assets, including inventory, of Corner Drug for $2,802,808.  The acquisition was financed through a draw on the Company’s line of credit for $2,800,000 and cash flows from operations of $2,808.

The results of operations of Cox Pharmacy from January 1, 2007 to June 30, 2007; Bolerjack Discount Drug from March 1, 2007 to June 30, 2007; and Corner Drug from May 21, 2007 to June 30, 2007 have been included in the Company’s statements of operations for the period ended June 30, 2007.

Purchase accounting was used to account for all of these acquisitions.  Below is the purchase price allocation used to record each of these purchases.

	Cox Pharmacy January 1, 2007	Bolerjack Pharmacy March 1, 2007	Corner Drug May 21, 2007
Cash and cash equivalents	$500	$500	$927
Prepaids	—	—	5,791
Inventory	550,000	511,000	573,585
Total current assets	550,500	511,500	580,303
Property and equipment	15,000	50,000	76,305
Goodwill	810,000	639,700	1,331,797
Intangible assets	1,075,000	935,300	814,403
Net assets acquired	$2,450,500	$2,136,500	$2,802,808

The following unaudited pro forma combined results of operations have been prepared as if the acquisition of Bolerjack Pharmacy and Corner Drug had occurred at January 1, 2007:

Six Months Ended June 30, 2007
Pro forma:
Net sales	$17,299,353

Net loss	$17,626

The pro forma information is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, nor is it intended to be a projection of future results.

Note 4 — Goodwill and Other Intangibles

The Company accounts for goodwill and intangible assets under SFAS No. 142, “Goodwill and Other Intangible Assets.”  As such, goodwill and other indefinitely — lived intangible assets are not amortized, but are subject to annual impairment reviews, or more frequent reviews if events or circumstances indicate there may be an impairment of goodwill.  Intangible assets other than goodwill are required to be separated into two categories:  finite — lived and indefinitely — lived.  Intangible assets with finite useful lives are amortized over their estimated useful life, while intangible assets with indefinite useful lives are not amortized.

Amortizable intangible assets as of June 30, 2007 and December 31, 2006 consist of $708,120 and $345,620, respectively, in covenants not to compete and $3,529,624 and $1,067,421, respectively, in customer files.  The covenants not to compete are being amortized over the terms of the agreements from three to five years, while the customer files are being amortized on a straight line basis over 15 years.  Accumulated amortization expense related to intangible assets was $215,145 and $47,438, respectively, as of June 30, 2007 and December 31, 2006.

Goodwill and other intangible assets as of June 30, 2007 and December 31, 2006 include the following:

	June 30, 2007	December 31, 2006
Goodwill:
Acquisitions	$5,944,656	$3,163,159

Intangible Assets:
Patient prescription (customer) files	$3,529,624	$1,067,421
Accumulated amortization	(110,759)	(23,348)
Non-competition agreements	708,120	345,620
Accumulated amortization	(104,386)	(24,090)
Intangible assets, net	$4,022,599	$1,365,603

Note 5 — Borrowings and Long-Term Debt

The Company has a bank line of credit (LOC) of $20 million with a variable interest rate of 0.75 percentage points less than Prime as published in the Wall Street Journal.  As of June 30, 2007 and December 31, 2006, $8,775,000 and $4,575,000, respectively, of the LOC was outstanding, primarily used to finance new pharmacy acquisitions, and had a maturity date of June 24, 2008.  This line of credit is collateralized by substantially all of the Company’s assets and is personally guaranteed by various individual members of the LLC.  The Company expects the maturity date of the LOC will be extended when the current maturity date is reached, at which time all accrued interest will be payable.

On July 3, 2006 as part of the acquisition of Ken’s Discount Pharmacy, the Company entered into a promissory note with the seller for $1,100,000 at an interest rate of 6.0% for a term of three years.  The note will be repaid in three equal annual installments of $411,521, the first of which was due and paid on July 3, 2007.

On July 3, 2006 as part of the acquisition of Ken’s Discount Pharmacy, the Company entered into a five year non-compete agreement with the seller which included a purchase price holdback of $110,000 at 0.0% interest for a term of three years.  The non-compete payments are made on a straight line basis over the term of the agreement at a rate of $3,056 commencing August 3, 2006.

On November 1, 2006 as part of the acquisition of Hapeth Prescription Shop, the Company entered into a promissory note with the seller for $942,480 at 7.25% interest for a term of three years.  Repayment of the promissory note will be made in two phases.  The first phase is an annual payment of principle and interest of $385,008 on November 1, 2007.  The second phase is a monthly payment of $28,203 over the remaining two years of the note term beginning December 1, 2006.

On November 1, 2006 as part of the acquisition of Hapeth Prescription Shop, the Company entered into a three year non-compete agreement with the seller which included a purchase price holdback of $235,620 at 0.0% interest for a term of three years.  The non-compete payments are made on a straight line basis over the term of the agreement at a rate of $6,545 commencing December 1, 2006.

On January 1, 2007 as part of the acquisition of Cox Pharmacy, the Company entered into a promissory note with the seller for $950,000 at 7.25% interest for a term of three years.  Repayment of the promissory note will be made in three equal annual installments of $363,654 the first of which is due and payable on December 29, 2007.

On January 1, 2007 as part of the acquisition of Cox Pharmacy, the Company entered into a five year non-compete agreement with the seller which included a purchase price holdback of $190,000 at 0.0% interest.  The non-compete payments are made on a straight line basis over the term of the agreement at a rate of $3,167 commencing February 1, 2007.

On March 1, 2007 as part of the acquisition of Bolerjack Discount Drug, the Company entered into a promissory note with the seller for $487,500 at 7.0% interest for a term of three years.  Repayment of the promissory note will be made in three equal annual installments of $185,763 the first of which is due and payable on February 1, 2008.

On March 1, 2007 as part of the acquisition of Bolerjack Discount Drug, the Company entered into a five year non-compete agreement with the seller which included a purchase price holdback of $162,500 at 7.0% interest.  The non-compete payments, which include principle and interest, are made on a straight line basis over the term of the agreement at a rate of $3,218 commencing on April 1, 2007.

Note 6 — Leases

The Company currently leases its retail locations under operating lease agreements ranging from four to nine years along with options that permit renewals for additional periods.  Rent is expensed as paid consistent with the terms of each lease agreement over the term of each lease.  In addition to minimum lease payments, certain leases require reimbursement for common area maintenance and insurance, which are expensed when incurred.

The Company’s minimum rental expense for operating leases during the six months ended June 30, 2007 was $66,797.

Note 7 — Subsequent Events

On August 27, 2007, the Company executed an asset purchase agreement to acquire certain assets, including inventory, of Barnes Pharmacy for $2,325,000.  The acquisition was financed through a draw on the Company’s LOC for $1,400,000, seller financing of $910,000 and cash flows from operations of $15,000.

On October 1, 2007, the Company executed an asset purchase agreement to acquire certain assets including inventory, of Wolf Pharmacy for $1,014,292.  The acquisition was financed through a draw on the Company’s LOC for $743,042 and seller financing of $271,250.

Report of Independent Registered Public Accounting Firm

We have audited the accompanying balance sheet of ApothecaryRx, LLC as of December 31, 2006 and the related statements of operations, members’ equity, and cash flows for the period from July 3, 2006 to December 31, 2006.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ApothecaryRx, LLC as of December 31, 2006 and the results of its operations and its cash flows for the period from July 3, 2006 to December 31, 3006, in conformity with U.S. generally accepted accounting principles.

/s/ Murrell, Hall, McIntosh & Co., PLLP

October 29, 2007

Oklahoma City, Oklahoma

APOTHECARYRX, LLC

Balance Sheet

As of December 31, 2006

ASSETS

Cash and cash equivalents	$805,220
Accounts receivable, net of allowance for doubtful accounts of $3,352	1,088,704
Inventories	1,032,596
Other current assets	8,525
Total current assets	2,935,045

Property and equipment, net of accumulated depreciation of $20,970	120,275
Goodwill	3,163,159
Intangible assets, net of accumulated amortization of $47,438	1,365,603
Deposit on acquisition	1,310,500
Total assets	$8,894,582

LIABILITIES AND MEMBERS’ EQUITY

Liabilities:
Accounts payable	$1,715,252
Accrued liabilities	516,101
Note payable	4,575,000
Current portion of long-term debt	949,093
Total current liabilities	7,755,446

Long-term debt, net of current portion shown above	1,407,580
Total liabilities	9,163,026

Members’ Equity (Deficit):
Members’ capital	1,000
Accumulated deficit	(269,444)
Total members’ equity (deficit)	(268,444)
Total liabilities and members’ equity (deficit)	$8,894,582

See Accompanying Notes to Financial Statements

APOTHECARYRX, LLC

Statement of Operations

For the Period from July 3, 2006 to December 31, 2006

Net revenues	$6,834,657
Cost of goods sold	5,512,033
Gross profit	1,322,624

Operating Expenses:
Selling, general and administrative expenses	1,402,914
Depreciation and amortization	68,409
Total operating expenses	1,471,323
Operating loss	(148,699)

Other Income (Expense):
Interest expense, net	(120,745)
Net loss	$(269,444)

See Accompanying Notes to Financial Statements

APOTHECARYRX, LLC

Statement of Members’ Equity

For the Period from July 3, 2006 to December 31, 2006

	Members’ Capital	Members’ Equity (Deficit)
Balance, July 3, 2006	$—	$—

Member interests distributed at start-up	1,000	—
Net loss	—	(269,444)
Balance, December 31, 2006	$1,000	$(269,444)

See Accompanying Notes to Financial Statements

APOTHECARYRX, LLC

Statement of Cash Flows

For the Period from July 3, 2006 to December 31, 2006

Operating activities:
Net loss	$(269,444)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation and amortization	68,409
Provision for uncollectible accounts receivable	3,352
Changes in assets and liabilities —
Accounts receivable	(1,092,056)
Inventory	(1,032,596)
Other assets	(1,319,025)
Accounts payable	1,715,252
Other liabilities	516,101
Net cash used by operating activities	(1,410,007)

Investing activities:
Purchase of fixed assets	(141,246)
Customer files acquired	(1,067,421)
Non-compete covenants acquired	(345,620)
Goodwill acquired in purchases of businesses	(806,486)
Net cash used by investing activities	(2,360,773)

Financing activities:
Loan advances	4,575,000
Capital contributions	1,000
Net cash provided by financing activities	4,576,000

Net change in cash and cash equivalents	805,220

Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$805,220
Non-cash investing and financing activities:
Seller financing of pharmacy acquisitions	$2,356,673

See Accompanying Notes to Financial Statements

APOTHECARYRX, LLC

Notes to Financial Statements

For the Period From July 3, 2006 to December 31, 2006

Note 1 — Nature of Business

ApothecaryRx, LLC (the “Company”) was organized in Oklahoma on May 26, 2006 and began operations on July 3, 2006.  The Company acquires and operates independent retail pharmacy stores selling prescription drugs and a small assortment of general merchandise including diabetic merchandise, over the counter drugs, beauty products and cosmetics, seasonal merchandise, greeting cards, and convenience foods.  As of December 31, 2006, the Company operated stores in Oklahoma and Minnesota and has since expanded to Colorado and Missouri.  The Company expects to expand its operations to additional states in the future, primarily in the central United States.

Note 2 — Summary of Significant Accounting Policies

Revenue Recognition — Sales are recorded at the time the customer takes possession of the merchandise.  Customer returns are immaterial and are recorded at the time merchandise is returned.

Use of Estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management of the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Cash and Cash Equivalents — The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable — Accounts receivable are stated net of an allowance for uncollectible accounts of $3,352 as of December 31, 2006.  The balance primarily includes amounts due from third party payors, such as pharmacy benefit managers, government agencies and employers.  A small amount of the accounts receivable is due from customers who are allowed credit at our various local pharmacies.

Advertising Costs — Advertising and sales promotion costs are expensed as incurred.  Advertising expense for the period from inception through December 31, 2006 totaled $26,341.

Contingencies — Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur.  The Company’s management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment.  In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements.  If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Inventories — Inventories are stated at the lower of cost or market and include the cost of products acquired for sale.  The Company accounts for inventories using the first in-first out method of accounting for substantially all of its inventories.  Independent physical inventory counts are taken on a regular basis in each store to ensure that the amounts reflected in the accompanying financial statements are properly stated.

Property and Equipment — Property and equipment are recorded at cost.  Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred.  When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.  Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes.  The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate.  The estimated useful lives for significant property and equipment categories are as follows:

Computer equipment	3 to 5 years
Furniture and fixtures	7 to 15 years

Following are components of property and equipment included in the accompanying balance sheet as of December 31, 2006:

Computer equipment	$104,220
Furniture and fixtures	37,025

141,245
Less: Accumulated depreciation	(20,970)

Net property and equipment	$120,275

Goodwill — The Company accounts for goodwill and intangibles under Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets.”  As such, goodwill and other indefinite-lived assets are not amortized, but are subject to impairment reviews annually, or more frequent if necessary.

The Company evaluates the carrying value of goodwill during the fourth quarter of each year and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount.  Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator.  When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit’s carrying amount, including goodwill.  The fair value of the reporting unit is estimated using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies’ data.  If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured.  The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount.  In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values.  The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill.  An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.  The Company’s evaluation of goodwill completed during the year resulted in no impairment losses.

Intangible Assets — Purchased customer lists are amortized on a straight line basis over their estimated useful lives of 15 years.  Non-competition agreements are amortized on a straight line basis over their contractual lives from three to five years.

The Company evaluates the recoverability of identifiable intangible assets whenever events or changes in circumstances indicate that an intangible asset’s carrying amount may not be recoverable. Such circumstances could include, but are not limited to:  (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset.  The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized.  The impairment loss would be calculated as the amount by which the carrying value of the asset exceeds its fair value.  The fair value is measured based on quoted market prices, if available.  If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows.  The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated.  These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.  The Company’s evaluation of intangible assets completed during  the year resulted in no impairment losses.

Employee Benefits — The Company utilizes a professional employer organization (PEO) for all employment matters and benefits.  Through this arrangement, the Company does not directly employee any employees.   All employees are employed by the PEO and leased to the Company.  The lease payment to the PEO includes the cost of wages, salaries, employment taxes, benefits and a fee for services.

Income Taxes —  As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership.  Therefore, no provision or liability for income taxes has been included in the financial statements.

Vendor Allowances — The Company received an upfront discount payment from a vendor in the amount of $300,000 which was initially deferred and included in accrued liabilities on the accompanying balance sheet.  The deferred amount is being amortized to reduce the cost of goods sold over the sixty month life of the contract on a straight line basis.  During the year ended December 31, 2006 $30,000 of this discount was amortized to reduce cost of goods sold, with $270,000 remaining in accrued liabilities as of December 31, 2006.

Store Acquisition Costs — New store acquisition costs are charged directly to expense when incurred.

Recently Issued Accounting Standards

FIN 48 — In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement No. 109 (“FIN 48”).  FIN 48 provides guidance for recognizing and measuring uncertain tax positions, as defined in SFAS 109, Accounting for Income Taxes.  FIN 48 prescribes a threshold condition that a tax position must meet for any of the benefit of the uncertain tax position to be recognized in the financial statements.  Guidance is also provided regarding de-recognition, classification and disclosure of these uncertain tax positions.  FIN 48 is effective for fiscal years beginning after December15, 2006.  The adoption of FIN 48 is not anticipated to have a material impact on the Company’s  financial position, results of operations or cash flows.

SFAS No. 157 — In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements” (“SFAS No. 157”).  SFAS No. 157 addresses how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under generally accepted accounting principles.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements.  SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, with earlier adoption permitted.  Management is assessing the impact of the adoption of SFAS No. 157.

SFAS No. 158 — In September 2006, the FASB issued Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS No. 158”), an amendment of FASB Statements No. 87, 88, 106 and 132(R).  SFAS No. 158 requires (a) recognition of the funded status (measured as the difference between the fair value of the plan assets and the benefit obligation) of a benefit plan as an asset or liability in the employer’s statement of financial position, (b) measurement of the funded status as of the employer’s fiscal year-end with limited exceptions, and (c) recognition of changes in the funded status in the year in which the changes occur through comprehensive income.  The requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after December 15, 2006.  The requirement to measure the plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008.  SFAS No. 158 has no current applicability to the Company’s financial statements.

SAB No. 108 — In September 2006, the Securities Exchange Commission issued Staff Accounting Bulletin No. 108 (“SAB No. 108”).  SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements.  SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors.  When the effect of initial adoption is material, companies will record the effect as a cumulative effect adjustment to beginning of year retained earnings and disclose the nature and amount of each individual error being corrected in the cumulative adjustment.  Complying with the requirements of SAB No. 108 had no impact on the Company’s financial statements.

SFAS No. 159 — In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), an amendment of FASB Statement No. 115.  SFAS No. 159 addresses how companies should measure many financial instruments and certain other items at fair value.  The objective is to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, with earlier adoption permitted.  Management is assessing the impact of the adoption of SFAS No. 159.

Note 3 — Acquisitions

On July 3, 2006, The Company acquired certain assets, including inventory, of Ken’s Discount Pharmacy for $2,881,000.  The acquisition was financed through a draw on the Company’s line of credit of $1,671,000 and seller financing of $1,210,000.

On November 1, 2006, the Company acquired certain assets, including inventory, of Hapeth Prescription Shop for $2,716,000.  The acquisition was financed through a draw on the Company’s line of credit for $1,554,000 and seller financing of $1,163,000.

The results of operations of Ken’s Discount Pharmacy from July 3, 2006 to December 31, 2006 and Hapeth Prescription Shop from November 1, 2006 to December 31, 2006 have been included in the Company’s statements of operations for the period ended December 31, 2006.

Purchase accounting was used to account for both of these acquisitions.  Below is the purchase price allocation used to record each of these purchases.

	Ken’s	Hapeth
	Discount	Prescription
	Pharmacy	Shop
	July 3,	November 1,
	2006	2006

Cash and cash equivalents	$—	$500
Inventory	681,392	324,252

Total current assets	681,392	324,752

Property and equipment	—	15,000
Goodwill	1,573,029	1,590,130
Intangible assets	626,971	786,070

Net assets acquired	$2,881,392	$2,715,952

The following unaudited pro forma combined results of operations have been prepared as if the acquisition of Ken’s Discount Pharmacy and Hapeth Prescription Shop had occurred at January 1, 2006:

2006

Pro forma:
Net sales	$18,553,775

Net loss	$(561,064)

The pro forma information is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, nor is it intended to be a projection of future results.

Note 4 — Goodwill and Other Intangibles

The Company accounts for goodwill and intangible assets under SFAS No. 142, “Goodwill and Other Intangible Assets.”  As such, goodwill and other indefinitely-lived intangible assets are not amortized, but are subject to annual impairment reviews, or more frequent reviews if events or circumstances indicate there may be an impairment of goodwill.  Intangible assets other than goodwill are required to be separated into two categories:  finite-lived and indefinitely-lived.  Intangible assets with finite useful lives are amortized over their estimated useful life, while intangible assets with indefinite useful lives are not amortized.

Amortizable intangible assets as of December 31, 2006 consist of $345,630 in covenants not to compete and $1,067,421 in customer files.  The covenants not to compete are being amortized over the terms of the agreements from three to five years, while the customer files are being amortized on a straight line basis over 15 years.  Amortized expense related to intangible assets was $47,438 for the year ended December 31, 2006.

Goodwill and other intangible assets as of December 31, 2006 include the following:

Goodwill:
Acquisitions	$3,163,159

Intangible Assets:
Patient prescription (customer) files	$1,067,421
Accumulated amortization	(23,348)

Non-competition agreements	345,620
Accumulated amortization	(24,090)

Intangible assets, net	$1,365,603

Estimated amortization expense for each of the next five years based on the intangible assets as of December 31, 2006 is as follows:

2007	$171,701
2008	171,701
2009	158,611
2010	93,161
2011	82,161
Thereafter	759,427

Note 5 — Borrowings and Long-Term Debt

The Company has a bank line of credit (LOC) of $5 million with a variable interest rate of 0.75 percentage points less than Prime as published in the Wall Street Journal.  As of December 31, 2006 $4,575,000 of the LOC was outstanding, primarily used to finance new pharmacy acquisitions, and had a maturity date of July 4, 2007.  This line of credit is collateralized by substantially all of the Company’s assets and is personally guaranteed by various individual members of the LLC.

On June 26, 2007 the Company exercised its option to extend the LOC to $20 million which also extended the maturity date to June 24, 2008.  The company expects the maturity date of the LOC will be extended when the current maturity date is reached, at which time all accrued interest will be payable.

On July 3, 2006 as part of the acquisition of Ken’s Discount Pharmacy, the Company entered into a promissory note with the seller for $1,100,000 at an interest rate of 6.0% for a term of three years.  The note will be repaid in three equal annual installments of $411,521, the first of which was due and paid on July 3, 2007.

On July 3, 2006 as part of the acquisition of Ken’s Discount Pharmacy, the Company entered into a five year non-compete agreement with the seller which included a purchase price holdback of $110,000 at 0.0% interest for a term of three years.  The non-compete payments are made on a straight line basis over the term of the agreement at a rate of $3,056 commencing August 3, 2006.

On November 1, 2006 as part of the acquisition of Hapeth Prescription Shop, the Company entered into a promissory note with the seller for $942,480 at 7.25% interest for a term of three years.  Repayment of the promissory note will be made in two phases.  The first phase is an annual payment of principle and interest of $385,008 on November 1, 2007.  The second phase is a monthly payment of $28,203 over the remaining two years of the note term beginning December 1, 2006.

On November 1, 2006 as part of the acquisition of Hapeth Prescription Shop, the Company entered into a three year non-compete agreement with the seller which included a purchase price holdback of $235,620 at 0.0% interest for a term of three years.  The non-compete payments are made on a straight line basis over the term of the agreement at a rate of $6,545 commencing December 1, 2006.

The Company’s future principal payments under seller promissory notes and goodwill protection agreements as of December 31, 2006 follows:

	Ken’s		Hapeth
	Promissory	Ken’s	Promissory	Hapeth
	Note	Non-Compete	Note	Non-Compete	Total

2007	$411,521	$36,672	$413,211	$78,540	$939,944
2008	411,521	36,672	338,433	78,540	865,166
2009	411,521	6,112	310,230	39,270	767,133
2010	—	—	—	—	—
2011	—	—	—	—	—
Thereafter	—	—	—	—	—

Note 6 — Leases

The Company currently leases its retail locations under operating lease agreements ranging from four to nine years along with options that permit renewals for additional periods.  Rent is expensed as paid consistent with the terms of each lease agreement over the term of each lease.  In addition to minimum lease payments, certain leases require reimbursement for common area maintenance and insurance, which are expensed when incurred.

The Company’s minimum rental expense for operating leases in 2006 was $15,741.

Following is a summary of the future minimum lease payments under operating leases as of December 31, 2006.  The Company does not have any capital leases as of December 31, 2006.

2007	$50,388
2008	50,388
2009	50,388
2010	46,588
2011	25,793
Thereafter	57,288

Note 7 — Subsequent Events

On January 1, 2007, the Company executed an asset purchase agreement to acquire certain assets, including inventory, of Cox Pharmacy for $2,450,500.  The acquisition was financed through a draw on the Company’s LOC for $1,100,000, seller financing of $1,140,000 and cash flows from operations of $210,500.  A down payment of $1,310,000 was made towards this acquisition in December of 2006 and is reflected on the December 31, 2006 financial statements as a purchase deposit.

On March 1, 2007, the Company executed an asset purchase agreement to acquire certain assets, including inventory, of Bolerjack Pharmacy for $2,136,500.  The acquisition was financed through a draw on the Company’s LOC for $1,400,000, seller financing of $650,000 and cash flows from operations of $86,500.

On May 31, 2007, the Company executed an asset purchase agreement to acquire certain assets, including inventory, of Corner Drug for $2,802,808.  The acquisition was financed through a draw on the Company’s LOC for $2,800,000 and cash flows from operations of $2,808.

On August 27, 2007, the Company executed an asset purchase agreement to acquire certain assets, including inventory, of Barnes Pharmacy for $2,325,000.  The acquisition was financed through a draw on the Company’s LOC for $1,400,000, seller financing of $910,000 and cash flows from operations of $15,000.

On October 1, 2007, the Company executed an asset purchase agreement to acquire certain assets including inventory, of Wolf Pharmacy for $1,014,292.  The acquisition was financed through a draw on the Company’s LOC for $743,042 and seller financing of $271,250.

APPENDIX A

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into this 19th day of November 2007, by and among GRAYMARK PRODUCTIONS, INC., an Oklahoma corporation (“Graymark”), and the individuals and entities set forth on the signature page hereto  (“Sellers”).  For purposes of this Agreement, Graymark, and Sellers may be collectively referred to as the “Parties” and separately as a  “Party.”

R E C I T A L S

1.             SDC Holdings, LLC (formerly Sleep Holdings, LLC), an Oklahoma limited liability company (“SH”) is the sole owner of Advanced Medical Enterprises, LP (“AME”), a Texas limited partnership, and Sleep Disorder Centers, LLC (“SDC”), an Oklahoma limited liability company.

2.             SDC is affiliated with certain entities as more fully set forth in the Seller Disclosure Statement for Section 2.2 (together with SH and AME, the “SH Affiliated Companies”).

3.             Apothecary RX, LLC is an Oklahoma limited liability company (“RX”).

4.             The sole members of SH are: SDOC Investors, LLC, an Oklahoma limited liability company -510 Units- 51%; Vahid Salalati-190 units-19%; Greg Luster- 190 units -19%; Dr. Kevin Lewis- 80 units- 8% and Roger Ely- 30 units- 3% (collectively the “SH Sellers”). The sole members of RX are: Oliver Rx Investors, LLC, an Oklahoma limited liability company-60,000 units-60%; Lewis P. Zeidner-34,000 units- 34.0%; Michael Gold- 2000 units, 2%, James A Cox, 2500 units- 2.5%, and John Frick- 1500 units, 1.5% (collectively the “RX Sellers”). The SH Sellers and the RX Sellers desire to exchange their respective equity ownership interests in SH and RX (the “LLC Equity Interests”), for shares of common stock, $.0001 par value, of Graymark (“Graymark Common Stock”) representing, in the aggregate, not less than eighty percent (80%) of the total combined voting power of all classes of stock of Graymark entitled to vote and not less than eighty percent (80%) of the total number of shares of all other classes of stock of Graymark after giving effect to their exchange (the “Exchange”).

5.             The Board of Directors of Graymark deems it advisable and in the best interests of Graymark and its shareholders that the shares of Graymark Common Stock be issued to the respective members of SH and RX  in exchange for all their member and ownership interests in SH and RX.

6.             It is intended that the Exchange shall qualify for federal income tax purposes as a non-taxable contribution under Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”).

7.             Pursuant to this Agreement, Graymark on the one hand SH, RX, and the SH Sellers as to SH on a several (not joint and several) basis and the RX Sellers as to RX on a several (not joint and several) basis, make certain representations, warranties, covenants and agreements in connection with the Exchange and other transactions contemplated by this Agreement and to prescribe various conditions precedent to the Exchange and such other transactions.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties to this Agreement have agreed, and hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1

ARTICLE I

EXCHANGE

1.1           Capital Contributions of SH Sellers and RX Sellers.  (a) At the Closing, upon the terms and subject to the conditions set forth in this Agreement, the SH Sellers and the RX Sellers shall assign, convey, transfer and deliver to Graymark, as a capital contribution, all of their right, title and interest in and to the LLC Equity Interests free and clear of any lien, charge, claim, pledge, security interest or other encumbrance of any type or kind whatsoever, other than as set forth in the Seller Disclosure Schedule or Amended and Restated Operating Agreement of SH dated January 31, 2007 (the “SH Operating Agreement”) as to the LLC Equity Interests therein and  the Operating Agreement of RX dated May 26, 2006, 2006 (the “RX Operating Agreement”) as to the LLC Equity Interests therein. Collectively the SH Operating Agreement and RX Operating Agreement shall be referred to as the “Operating Agreements”. The SH Sellers and the RX Sellers shall be entitled to and shall receive from Graymark in exchange for their respective LLC Equity Interests, the respective numbers of newly-issued shares of Graymark Common Stock set forth opposite their respective names on Schedule 1.1(a) that total 102,000,000, as may be adjusted, if appropriate, pursuant to Section 1.2(c). Immediately following Closing, the Sellers shall, in the aggregate, own 87% of the issued and outstanding Graymark Common Stock, unless the SH Sellers and RX Sellers, in their sole discretion, agree in writing otherwise.

(b)           Subject to the terms and conditions hereof, the Closing shall take place at the offices of Graymark, 920 Corporate Tower, 101 North Robinson, Oklahoma City, Oklahoma, at 11:00 a.m., local time, on the Closing Date, or at such other place and time as the Parties shall agree.

 1.2          Instruments of Transfer and Conveyance; Issuance of Stock.  (a) The conveyance, transfer, assignment and delivery of the SH and RX LLC Equity Interests as provided in this Agreement shall be effected by delivery by the SH Sellers and RX Sellers at Closing of assignments of the applicable LLC Equity Interests duly executed for transfer to Graymark and such other instruments of transfer and conveyance, duly executed, as Graymark shall reasonably deem necessary to vest in Graymark on the Closing Date good and marketable title to the LLC Equity Interests, free and clear of any lien, charge, claim, pledge, security interest or other encumbrance of any type or kind whatsoever, other than as set forth in the SH Operating Agreement or RX Operating Agreement, as may be applicable, except as set forth in the Seller Disclosure Schedule. By execution of this Agreement, each of SH and the SH Sellers and RX and the RX Sellers hereby waives any and all rights to purchase the LLC Equity Interests of SH and RX, respectively, as a result of the Exchange and the other transactions contemplated by and to be consummated pursuant to this Agreement.

(b)           At the Closing, Graymark shall cause to be issued to the SH Sellers and the RX Sellers, in exchange for their respective LLC Equity Interests, a certificate or certificates registered in the name of each of them representing that number of whole shares of Graymark Common Stock that each of the SH Sellers and the RX Sellers shall be entitled to receive on the basis set forth in Section 1.1(a).

2

(c)           In the event that the number of shares of Graymark Common Stock issued to the SH Sellers and the RX Sellers under Section 1.1(a) above fails for any reason to represent at least eighty percent (80%) of the total combined voting power of all classes of stock of Graymark entitled to vote and at least eighty percent (80%) of the total number of shares of all other classes of stock of Graymark as contemplated by Section 351 of the Code immediately following the Closing, Graymark shall issue additional shares of Graymark Common Stock (and shares of any other class of stock of Graymark) to the SH Sellers and the RX Sellers (in the same proportions as set forth in Schedule 1.1) in an amount sufficient to cause the SH Sellers and the RX Sellers to collectively have such eighty percent (80%) ownership of Graymark.  If any shares of Graymark Common Stock or shares of any other class of stock of Graymark are issued (other than pursuant to this Article I) during the period commencing on the Closing Date and ending on January 1, 2008 and such share issuance shall cause the SH Sellers and the RX Sellers to own less than eighty percent (80%) of the total combined voting power of all classes of stock of Graymark entitled to vote and at least eighty percent (80%) of the total number of shares of all other classes of stock of Graymark as contemplated by Section 351 of the Code for purposes of the Exchange, then and in those events, the SH Sellers and the RX Sellers shall have the right to purchase from Graymark (in the same proportions as set forth in Schedule 1.1 hereto, unless they agree otherwise) newly-issued shares of Graymark Common Stock or such other class of stock of Graymark, as the case may be, within sixty (60) days from the date on which the shares were so issued, in an amount, in the aggregate, equal to four (4) times the number of shares so issued and at the average of the price per share for which such shares were issued.  No fractional shares will be issued pursuant to this Section 1.2(c), and all fractional amounts will be rounded up to the next whole number of shares.

1.3           No Further Ownership Rights in SH and RX. Graymark Common Stock delivered upon the surrender for exchange of the SH and RX LLC Equity Interests, in accordance with the terms of this Agreement, shall be deemed to have been issued in full satisfaction of all rights pertaining to the SH and RX LLC Equity Interests, and there shall be no further registration of transfers on the records of SH or RX of LLC Equity Interests or the member or partner interests in the SH Affiliated Companies, other than as were outstanding immediately prior to the date of this Agreement.

1.4           Taking of Necessary Action; Further Action. Each of Parties shall take all such reasonable and lawful actions as may be necessary or appropriate in order to effectuate the Exchange in accordance with this Agreement as promptly as possible. If, at any time after the Closing, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest Graymark with full right, title and possession to all assets, property, rights, privileges, powers and franchises of SH and RX, the officers and directors of Graymark immediately after the Closing are fully authorized in the name of SH or RX, or both, to take, and will take, all such lawful and necessary action.

1.5           Investment Intent. Each of the SH Sellers and the RX Sellers acknowledges that Graymark Common Stock delivered to them pursuant to this Article I shall be issued by Graymark pursuant to registration exemptions under the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws. Each of the SH Sellers and the RX Sellers severally represents to Graymark and its officers and directors that Graymark Common Stock to be issued and delivered to each of the SH Sellers and RX Sellers pursuant to this Article I, at the time of delivery, will be acquired by each of  them for investment purposes only without the intent to resell and will not be transferred except pursuant to registration under the Securities Act and the applicable state securities acts or pursuant to exemption from registration under applicable securities acts and laws. Each of the SH Sellers and the RX Sellers hereby acknowledges that the certificates evidencing Graymark Common Stock to be delivered to them pursuant to this Article I will bear appropriate restrictive transfer legends as required pursuant to the Securities Act and the applicable state securities acts.  The Parties understand and acknowledge that Roy T. Oliver is an indirect owner of an SH Seller that owns LLC Equity Interests in SH and of an RX Seller that owns LLC Equity Interests in RX and also, directly or indirectly owns a substantial number of

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common stock shares of Graymark and that Stanton Nelson is an indirect owner of LLC Equity Interests in SH and RX and also serves as member of the Board of Directors of Graymark. Graymark, the SH Sellers and the RX Sellers acknowledge that neither of said Oliver or Nelson have had any decision making authority with respect to the Exchange for the part of Graymark (other than the exercise of voting rights as a holder of Graymark Common Stock shares), and Nelson, as a director of Graymark has recused himself from voting on the Exchange for the part of Graymark.  Each of the SH Sellers and the RX Sellers has had the opportunity to ask questions of the executive officers of Graymark and of Oliver and Nelson concerning all matters relating to Graymark and has received answers to those inquiries and has obtained all additional information concerning Graymark that has been requested.  Each of the SH Sellers and the RX Sellers has such knowledge and expertise in business, financial and tax matters sufficient to evaluate the merits and risks associated with an investment in Graymark Common Stock and to make an informed decision with respect thereto.  Each of the SH Sellers and the RX Sellers is able to bear the economic risk of an investment in Graymark Common Stock for an indefinite period. Furthermore, notwithstanding anything contained in this Agreement or the Graymark Disclosure Schedule (as defined below), each of the SH Sellers and RX Sellers have had the opportunity to ask questions of Graymark concerning all matters relating to Graymark and has received answers to those inquiries and has obtained all additional information concerning Graymark that has been requested. Each of the SH Sellers and RX Sellers and their respective representatives have such knowledge and expertise in business, financial and tax matters sufficient to evaluate the merits and risks associated with the Exchange and to make an informed decision with respect thereto.  Each of the SH Sellers and RX Sellers specifically acknowledges that it, through its representatives or otherwise, has performed its due diligence (independent of Roy T. Oliver and Stanton Nelson) regarding the Exchange and the business of Graymark, has reviewed all relevant documents pertaining to Graymark and has further reviewed and conferred with its counsel. Each of the SH Sellers and RX Sellers shall execute a certificate at Closing to the above effect that is reasonably acceptable to the Graymark, including as effective to the date of Closing.  As of the date of this Agreement and at Closing each of the SH Sellers and RX Sellers, other than  James A. Cox and Michael Gold, hereby represents that he or it qualifies as an “accredited investor” within the meaning of Rule 501(a) of Regulation D as promulgated by United States Securities and Exchange Commission (the “SEC”).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF

Each of the SH Sellers as and limited solely to the SH Sellers, SH or the SH Affiliated Companies as applicable, and the RX Sellers as and limited solely to the RX Sellers and RX, severally (and not, jointly and severally), hereby represent and warrant to Graymark that to the best of their knowledge, except as set forth in the written disclosure schedule as may be amended by the SH Sellers or the RX Sellers and delivered to Graymark prior to Closing, and applicable to SH and RX as set forth therein,  (the “Seller Disclosure Schedule” attached hereto and incorporated herein by reference as Exhibit “D”):

2.1(a)      Limited Liability Company Organization. Each of SH and RX is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Oklahoma and has all requisite power and authority to own, operate and lease its properties and assets as and where the same are owned, operated or leased and to conduct its business as it is now being conducted. Each of SH and RX is in good standing and duly qualified or licensed as a foreign corporation to do business in those jurisdictions listed in Section 2.1 of the Seller Disclosure Schedule, such jurisdictions being the only jurisdictions in which the location of the property and assets owned, operated or leased by SH or RX or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed could not reasonably be expected to have a Material

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Adverse Effect. The SH Sellers as to SH and the RX Sellers as to RX  have heretofore delivered to Graymark complete and correct copies of the Operating Agreements, as amended to and as in effect on the date of this Agreement.

(b)           Capitalization. The LLC Equity Interests held by the SH Sellers in SH and held by the RX Sellers in RX constitute all  of the outstanding member interests of SH and RX.  The respective LLC Equity Interests are validly issued and outstanding, fully paid and non-assessable, and there are no preemptive or similar rights in respect of member interests of SH or RX, other than as set forth in the LLC Operating Agreements for each of SH and RX, which will be (and hereby are) waived or terminated as of Closing.

2.2           Subsidiaries.         (a)           Other than the SH Affiliated Companies set forth on Schedule 2.2 of the Seller Disclosure Schedule, there are no entities of which SH or RX owns any of the outstanding equity securities, directly or indirectly through one or more intermediaries. No equity or voting securities of the SH Affiliated Companies are or may become required to be issued by reason of any warrants, rights, options, calls, commitments, convertible securities or other agreements. Copies of all governing documents of the SH Affiliated Companies have been made available to Graymark.

(b)           All of the equity and voting securities of the SH Affiliated Companies owned by SH are owned by it, directly or indirectly, free and clear of any claim, lien, encumbrance or agreement with respect thereto, other than as set forth in the governing documents of the SH Affiliated Companies, copies of which have been made available to Graymark.

2.3           No Commitments to Issue Equity Interests. There are no outstanding options, warrants, calls, convertible securities or other rights, agreements, commitments or other instruments pursuant to which SH or RX is or may become obligated to authorize, issue or transfer any of its LLC Equity Interests, or any other member or partnership interests. There are no agreements or understandings in effect among the SH Sellers or the RX Sellers with any other Person or SH or RX pursuant to which there is an agreement with respect to the voting, transfer, disposition or registration under the Securities Act of any equity securities or other interests of  SH or RX that will not be waived or terminated at Closing.

2.4           Authorization; Execution and Delivery. Each of the SH Sellers and the RX Sellers has all requisite power and authority to execute, deliver and perform their respective obligations under this Agreement. This Agreement has been duly executed and delivered by the SH Sellers and the RX Sellers and constitutes the legal, valid and binding obligation of them, as may be applicable, enforceable against them, as may be applicable, in accordance with the terms of this Agreement.

2.5           Governmental Approvals and Filings. No approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing or registration with, any governmental or regulatory authority is required in order (a) to permit  the SH Sellers, the RX Sellers, SH and RX  to consummate the Exchange or perform the obligations of them as may be applicable  under this Agreement or (b) to prevent the termination of, or Material Adverse Effect on, any governmental right, privilege, authority, franchise, license, permit or certificate (collectively “Governmental Licenses”) of SH or RX   to own, operate and lease their respective properties and assets as and where those properties and assets are owned, leased or operated and to provide service and carry on their respective  business as presently provided and conducted, or to prevent any material loss or disadvantage to their respective business, by reason of the Exchange.

2.6           No Conflict. Subject to compliance with the Governmental Licenses described in Section 2.5 of the Seller  Disclosure Schedule and obtaining the other consents and waivers that are set forth and described in the Seller Disclosure Schedule (the “Private Consents”), neither the execution, delivery and

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performance of this Agreement as applicable by the SH Sellers or the RX Sellers, will (i) conflict with, or result in a breach or violation of, any provision of the Operating Agreements or the Organizational Documents of any one of the SH Affiliated Companies (or similar organizational document) or its bylaws, as may be applicable; (ii) conflict with, result in a breach or violation of, give rise to a default, or result in the acceleration of performance, or permit the acceleration of performance, under (whether or not after the giving of notice or lapse of time or both) any encumbrance, note, bond, indenture, guaranty, lease, license, agreement or other instrument, writ, injunction, order, judgment or decree to which the SH Sellers, RX Sellers, SH or RX or any of the  properties or assets of SH or RX is a party or is subject; (iii) give rise to a declaration or imposition of any encumbrance upon the LLC Equity Interests or any of the properties or assets of SH or RX; or (iv) impair the business of or adversely affect any Governmental License necessary to enable SH or RX to carry on its business as conducted on the date of this Agreement and at Closing, except, in the case of clauses (ii), (iii) or (iv), for any conflict, breach, violation, default, declaration, imposition or impairment that could not reasonably be expected to have a Material Adverse Effect.

2.7           SEC Filings. Each of SH, RX and the SH Affiliated Companies does not have a class of securities registered under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and does not have any obligation to file forms, reports or other documents with the SEC under the Exchange Act.

2.8           Financial Statements; Absence of Undisclosed Liabilities; Receivables.  (a)  The SH Sellers and the RX Sellers have respectively heretofore delivered to Graymark complete and correct copies of the (i) unaudited statements of income and expense for the period ending June 30, 2007 and unaudited balance sheets as of June 30, 2007 of SH and RX (together the “SH-RX Unaudited Financial Statements”) and (ii) audited balance sheets of SH and RX (collectively, the “SH-RX Audited Balance Sheets”) at December 31, 2006 and 2005 and audited statements of income, cash flows and stockholders’ equity of SH and RX for the 12 months ended on December 31, 2006 and 2005 (with the SH-RX Audited Balance Sheets, the “SH-RX Audited Financial Statements) audited by Murrell, Hall, McIntosh & Co., an independent registered public accounting firm, all of which have been prepared from the books and records of SH and RX, as may be applicable, in accordance with GAAP consistently applied and maintained throughout the periods indicated (except as may be indicated in the accompanying notes) and fairly present in all material respects the financial condition of SH or RX, as the case may be, at their respective dates and the results of operations and cash flows for the periods covered thereby. Such statements of income do not contain any items of special or nonrecurring revenue or income or any revenue or income not earned in the Ordinary Course of Business, except as expressly specified therein. The SH-RX Unaudited Financial Statements have been prepared in accordance with GAAP consistently applied (except for the absence of footnote disclosure and except for where the failure to do so would not cumulatively have a Material Adverse Effect) and fairly present in all material respects the income and expense, and assets and liabilities of SH and RX for the periods indicated (except as may be indicated in the accompanying notes) and fairly present in all material respects the financial condition reflected.

(b)          Except as and to the extent reflected or reserved against on the SH-RX Audited Balance Sheets, SH and RX did not have, as of the date thereof, any liabilities, debts or obligations (whether absolute, accrued, contingent or otherwise) of any nature that would be required as of such date to have been included on a balance sheet prepared in accordance with GAAP. Since December 31, 2006 (the “SH-RX Audited Balance Sheet Date”) each of SH, RX and the SH Affiliated Companies has not incurred or suffered to exist any liabilities, debts or obligations (whether absolute, accrued, contingent or otherwise), except liabilities, debts and obligations incurred in the Ordinary Course of Business or incurred in connection with this Agreement and the transactions contemplated herein. . Since the SH-RX Audited Balance Sheet Date, there has been no material adverse change in the business, operations, assets (including intangible assets), condition (financial or otherwise), liabilities or results of operations of SH,

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the SH Affiliated Companies or RX, taken as a whole, and no event has occurred which is reasonably likely to have a Material Adverse Effect.

(c)           All receivables of SH or RX (including accounts receivable, loans receivable and advances) that are reflected in the SH-RX  Audited Financial Statements, and all such receivables which have arisen thereafter and prior to the Closing, have arisen or will have arisen only from bona fide transactions in the Ordinary Course of Business and shall be fully collectible at the aggregate recorded amounts thereof (except to the extent of appropriate reserves therefor established in accordance with prior practice and GAAP) and are not and will not be subject to defense, counterclaim or offset.

2.9           Certain Other Financial Representations. Since the SH-RX Audited Balance Sheet Date, accounts payable of SH, the SH Affiliated Companies and RX have been accrued and paid in a manner consistent with the prior practices of each of them.

2.10         Absence of Changes. Except as disclosed in the SH-RX Audited Financial Statements or the SH-RX Unaudited Financial Statements, since the SH-RX Audited Balance Sheet Date, each of SH, the SH Affiliated Companies and RX has conducted its business only in the ordinary course and each has not:

(a)           amended or otherwise modified its Organization Documents;

(b)           issued or sold or authorized for issuance or sale, or granted any options or warrants or amended or modified in any respect any previously granted option or warrant or made other agreements (other than this Agreement) of the type referred to in Section 2.3 with respect to, any member or partner interest or any other of its securities, or altered any term of any of its outstanding securities or made any change in its outstanding shares of equity ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of equity ownership, stock dividend or otherwise or redeemed, purchased or otherwise acquired any of its or its equity ownership or agreed to do any of the foregoing (whether or not legally enforceable);

(c)           recorded or accrued any item of revenue, except as a result of the provision of services in the Ordinary Course of Business and consistent with prior practice;

(d)           other than in the Ordinary Course of Business, incurred any indebtedness for borrowed money, or subjected to any encumbrance or other restriction any of its properties, business or assets except encumbrances or other restrictions that could not reasonably be expected to have a Material Adverse Effect;

(e)           sold, transferred, leased to others or otherwise disposed of any material properties or assets or purchased, leased from others or otherwise acquired any material properties or assets except in the Ordinary Course of Business;

(f)            terminated or received any notice of termination of any contract, lease, license or other agreement or any Governmental License, or suffered any damage, destruction or loss (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect;

(g)           made any material change in the rate of compensation, commission, bonus or other remuneration payable, or paid, agreed, or promised (in writing or otherwise) to pay, provide or modify, conditionally or otherwise, any bonus, extra compensation, pension, severance or vacation pay or any other benefit or perquisite of any other kind, to any director, officer, employee, salesman or agent of the Company except in the Ordinary Course of Business consistent with prior practice;

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(h)           made any increase in or commitment (whether or not legally enforceable)  to increase any employee benefits, adopted or made any commitment to adopt any additional employee benefit plan or made any contribution, other than regularly scheduled contributions, to any Company Plan (as defined in Section 2.13(a));

(i)            made any loan or advance of a material nature to any Person other than in the Ordinary Course of Business or acquired any capital stock or other securities of any other corporation or any ownership interest in any other business enterprise ;

(j)            instituted, settled or agreed to settle any material litigation, action or proceeding before any court or governmental body relating to SH , the SH Affiliated Companies, or RX or their respective  properties or assets;

(k)           entered into any transaction, contract or commitment other than in the Ordinary Course of Business;

(l)            made any material change in any accounting practices, policies or procedures utilized in the preparation of the SH or RX  Financial Statements (including procedures with respect to revenue recognition, payment of accounts payable or collection of accounts receivable); or

(m)          entered into any agreement or made any commitment to take any of the types of action described in subparagraphs (a) through (l) of this Section 2.10.

2.11         Tax Matters.  (a)   For purposes of this Agreement, “Tax” or “Taxes” shall mean taxes, fees, levies, duties, tariffs, imposts and governmental impositions or charges of any kind in the nature of (or similar to) taxes, payable to any federal, state, local or foreign taxing authority, including (without limitation) (i) income, franchise, profits, gross receipts, ad valorem, net worth, value added, sales, use, service, real or personal property, special assessments, capital stock, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes, and (ii) interest, penalties, additional taxes and additions to tax imposed with respect thereto; and “Tax Returns” shall mean returns, reports, and information statements with respect to Taxes required to be filed with the Internal Revenue Service (the “IRS”) or any other taxing authority, domestic or foreign, including, without limitation, consolidated, combined and unitary tax returns, including returns required in connection with any Company Plan (as defined in Section 2.13(a) of this Agreement).

(b)           Except as timely extended or other than as disclosed in Section 2.11 of the Seller Disclosure Schedule, each of SH, the SH Affiliated Companies and RX has timely filed all United States federal income Tax Returns and all other material Tax Returns required to be filed by it. All such Tax Returns are complete and correct in all material respects (except to the extent a reserve has been established as reflected in the SH-RX Audited Balance Sheets). Each of SH, the SH Affiliated Companies and RX has timely paid and discharged all Taxes due in connection with or with respect to the periods or transactions covered by such Tax Returns and has paid all other Taxes as are due, except such as are being contested in good faith by appropriate proceedings (to the extent that any such proceedings are required), and there are no other Taxes that would be due if asserted by a taxing authority, except with respect to which each of SH and the SH Affiliated Companies and RX is maintaining reserves, unless the failure to do so could not have a Material Adverse Effect. Except as does not involve or would not result in liability to SH and the SH Affiliated Companies and RX, on a combined basis, that could have a Material Adverse Effect, (i) there are no tax liens on any assets of SH and the SH Affiliated Companies and RX; (ii) each of SH and the SH Affiliated Companies and RX has not granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax; (iii) no

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unpaid (or unreserved) deficiencies for Taxes have been claimed, proposed or assessed by any taxing or other governmental authority with respect to SH and the SH Affiliated Companies and RX; (iv) there are no pending or, to the knowledge of the SH Sellers or the RX Sellers, threatened audits, investigations or claims for or relating to any liability in respect of Taxes of SH and the SH Affiliated Companies and RX, as applicable. The accruals and reserves for Taxes (including deferred taxes) reflected in the SH-RX Audited Balance Sheets are in all material respects adequate to cover all Taxes accruable through the date thereof (including Taxes being contested) in accordance with GAAP.

(c)           The SH Sellers and the RX Sellers, as applicable represent that, other than as disclosed in Section 2.11 of the Seller Disclosure Schedule and other than with respect to items the inaccuracy of which could not have a Material Adverse Effect:

(i) each of SH and the SH Affiliated Companies and RX has not filed or been included in a combined, consolidated or unitary return (or substantial equivalent thereof) of any Person other than SH, one or more of the SH Affiliated Companies, or RX;

(ii) each of SH and the SH Affiliated Companies and RX is not liable for Taxes of any Person other than SH, one or more of the SH Affiliated Companies, or RX, or currently under any contractual obligation to indemnify any Person with respect to Taxes, or a party to any tax sharing agreement or any other agreement providing for payments by SH and the SH Affiliated Companies and RX with respect to Taxes;

(iii) each of SH and the SH Affiliated Companies and RX is not a party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for United States federal income tax purposes other than with SH, one or more of the SH Affiliated Companies, or RX;

(iv) each of SH and the SH Affiliated Companies and RX is not a party to any agreement, contract, arrangement or plan that would result (taking into account the transactions contemplated by this Agreement), separately or in the aggregate, in the payment of any “excess parachute payments” within the meaning of Section 280G of the Code; and

(v) each of SH and the SH Affiliated Companies and RX has not made an election nor is it required to treat any of its assets as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code (or any corresponding provision of state, local or foreign law).

2.12         Relations with Employees.  (a)           Except as set forth in Section 2.12 of the Seller Disclosure Schedule:

(i)            Each of SH and RX is and has been in material compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, including any law, rule or regulation relating to discrimination, fair labor standards and occupational health and safety, wrongful discharge or violation of the personal rights of employees, former employees or prospective employees,  except to the extent a failure to so comply could not, alone or together with any other such failure, have a Material Adverse Effect.

(ii)           No collective bargaining agreement with respect to the business of SH or RX is currently in effect or being negotiated.  There are no labor unions representing, purporting to represent or attempting to represent any employee of SH or RX.

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(iii) To the best of the knowledge of each of the SH Sellers and the RX Sellers, as applicable, no charges are pending or threatened before the Equal Employment Opportunity Commission, or any state or local agency responsible for the prevention of unlawful employment practices, which could reasonably be expected to have a Material Adverse Effect with respect to the business of SH or RX.

(b)           Except as set forth in Section 2.12 of the Seller Disclosure Schedule, each of SH and RX does not have and to its best knowledge and the best of the knowledge of each of the SH Sellers and the RX Sellers, as applicable, know of any material liability, whether absolute or contingent, including any obligations under any Employee Benefit Plans described in Section 2.13, with respect to any misclassification of a person as an independent contractor rather than as an employee.

(c)           Section 2.12 of the Seller Disclosure Schedule contains a complete and correct list of all employment, management or other consulting agreements with any Persons employed or retained by SH, the SH Affiliated Companies or RX (including independent consultants), complete and correct copies of which have been delivered to Graymark.

2.13         Employee Benefit Plans.

(a)           Section 2.13 of the Seller Disclosure Schedule contains a complete and accurate list of all SH, SH Affiliated Companies and RX employee benefit plans, including insurance benefits, for their respective employees (“Employee Benefit Plans”).

(b)           Section 2.13 of the Seller Disclosure Schedule sets forth a calculation of any liability of the Company for post-retirement benefits other than pensions, made in accordance with Financial Accounting Statement 106 of the Financial Accounting Standards Board, regardless of whether the Company is required by this Statement to disclose such information, if any.

(c)           SH Sellers and RX Sellers, as applicable, have delivered or made available or will make available to Graymark prior to Closing:

(i)            all material documents (or summaries if there are no documents) that set forth the terms of each Employee Benefit Plan and of any related trust, including (A) all plan descriptions and summary plan descriptions which is required to be prepared, filed, and distributed  and (B) all summaries and descriptions furnished to participants and beneficiaries regarding Employee Benefit Plans for which a plan description or summary plan description is not required;

(ii)           all insurance policies purchased by or to provide benefits under any Employee Benefit Plan, and

(iii)          the Form 5500, if required, filed in each of the most recent three (3) plan years with respect to each Employee Benefit Plan, including all schedules thereto and the opinions of independent accountants, if any.

(d)           Except as set forth in Section 2.13 of the Seller Disclosure Schedule:

(i)           SH, the SH Affiliated Companies and RX has performed all of its or their obligations under all Employee Benefit Plans and is in compliance in all material respects with the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Code and other applicable laws pertaining thereto. Each of SH and RX has made appropriate entries in its

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financial records and statements for all obligations and liabilities under such Employee Benefit  Plans, that have accrued but are not due.

(ii)          Each Employee Benefit Plan can be terminated within thirty (30) days, without payment of any additional contribution or amount and without the vesting or acceleration of any benefits promised by such Employee Benefit Plan.

(iii)         Since December 31, 2006 there has been no establishment or material amendment of any Employee Benefit Plan.

(iv)         Other than claims for benefits submitted by participants or beneficiaries, no claim against, or legal proceeding involving, any Employee Benefit  Plan is pending or, to the knowledge of the SH or RX  and to the best of the knowledge of each of the SH Sellers and the RX Sellers, as applicable, is threatened.

(v)          SH and RX have no knowledge and to the best of the knowledge of each of the SH Sellers and the RX Sellers, as applicable, do not know of any facts or circumstances that may give rise to any liability of  SH or RX, or Graymark following consummation of the Exchange to the PBGC under Title IV of ERISA.

(vi)         Neither SH nor RX has ever established, maintained, or contributed to or otherwise participated in, or had an obligation to maintain, contribute to, or otherwise participate in, any Multi-Employer Plan as defined under ERISA.

(vii)        No payment that is owed or may become due to any director, officer, employee, or agent of SH or RX will be non-deductible to SH or RX or subject to tax under Code Section 280G or Section 4999, or will require  SH or RX to “gross up” or otherwise compensate any director, officer, employee, or agent of SH or RX  because of the imposition of any excise tax on a payment to such director, officer, employee, or agent.

(viii)       The consummation of the Exchange will not result in the payment, vesting, or acceleration of any benefit to be paid or provided by SH or RX under any Employee Benefit Plan.

2.14         Title to Properties. Except as set forth in Section 2.14 of the Seller Disclosure Schedule, each of SH, the SH Affiliated Companies and RX has good and indefeasible title to or the right to use all of its properties and assets, free and clear of all encumbrances, except liens for taxes not yet due and payable and such encumbrances or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which could not reasonably be expected to have a Material Adverse Effect, and except for encumbrances which secure indebtedness reflected in the SH-RX Audited Financial Statements or Unaudited Financial Statements..

2.15         Compliance with Laws; Legal Proceedings.   (a)             Each of SH and RX is not in violation of, or in default with respect to, any applicable law, statute, regulation, ordinance, writ, injunction, order, judgment, decree or any Governmental License, including any federal state or local law regarding or relating to trespass or violations of privacy rights, which violation or default could reasonably be expected to have a Material Adverse Effect.

(b)           Except as set forth in Section 2.15 of the Seller Disclosure Schedule, there is no order, writ, injunction, judgment or decree outstanding and no legal, administrative, arbitration or other governmental proceeding or investigation pending or, to the best of the knowledge of the SH Sellers or

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RX Sellers as applicable,, threatened, and there are no claims (including unasserted claims of which the SH Sellers or the RX Sellers as applicable is aware) against or relating to SH or RX as applicable  or any of the properties, assets or businesses of SH or RX. There is no legal, administrative or other governmental proceeding or investigation pending or, to the best of the knowledge of the SH Sellers or the RX Sellers, as applicable, threatened against SH or RX or any of its managers, partners or, as may be applicable, directors or officers, as such, that relates to this Agreement, the Exchange or any of the transactions contemplated by this Agreement. None of the items listed in Section 2.15 of the Seller Disclosure Schedule could reasonably be expected to have a Material Adverse Effect.

2.16         Brokers.  Except as set forth in Section 2.16 of the Seller Disclosure Schedule, no broker, finder or investment advisor acted, directly or indirectly, as such for the SH Sellers or the RX Sellers in connection with this Agreement or the Exchange, and no broker, finder, investment advisor or other Person is entitled to any fee or other commission, or other remuneration, in respect thereof based in any way on any action, agreement, arrangement or understanding taken or made by or on behalf of the SH Sellers or the RX Sellers.

2.17         Intellectual Property.  (a)    Each of SH, the SH Affiliated Companies and RX owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or material that are used in the business of SH, any of the SH Affiliated Companies or RX as currently conducted, except as would not reasonably be expected to have a Material Adverse Effect.

(b)           Except as disclosed in Section 2.17 of the Seller Disclosure Schedule or as could not reasonably be expected to have a Material Adverse Effect:

(i) each of SH, the SH Affiliated Companies and RX is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of the obligations hereunder, in violation of any licenses, sublicenses and other agreements as to which SH, any one of the SH Affiliated Companies or RX is a party and pursuant to which it is authorized to use any patents, trademarks, service marks or copyrights owned by others (“Company Third-Party Intellectual Property Rights”);

(ii) No claims with respect to the patents, registered and material unregistered trademarks and service marks, registered copyrights, trade names and any applications therefor owned by SH, any one of the SH Affiliated Companies or RX (the “Company Intellectual Property Rights”), any trade secret material to it, or Company Third-Party Intellectual Property Rights to the extent arising out of any use, reproduction or distribution of Company Third-Party Intellectual Property Rights by or through SH, any one of the SH Affiliated Companies or RX, are currently pending or, to the best of the knowledge of the SH Sellers or the RX Sellers, as applicable, have been threatened by any Person; or

(iii) The SH Sellers and the RX Sellers, as applicable, do not know of any valid grounds for any bona fide claims (1) to the effect that the sale, licensing or use of any product or service as now sold, licensed or used, or proposed for sale, license or use by each of SH, the SH Affiliated Companies and RX infringes on any copyright, patent, trademark, service mark or trade secret; (2) against the use by SH, any one of the SH Affiliated Companies or RX, as may be applicable, of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of SH, any one of the SH Affiliated Companies or RX as currently conducted or as proposed to be conducted; (3) challenging the ownership, validity or effectiveness of any of the  Intellectual Property Rights or

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other trade secret material to SH, any one of the SH Affiliated Companies or RX; or (4) challenging the license or legally enforceable right to use of SH or RX  Third Party Intellectual Rights by SH,, any one of the SH Affiliated Companies or RX.

2.18         Insurance. Except as set forth in Section 2.18 of the Seller Disclosure Schedule, all material fire and casualty, general liability,  and other insurance policies maintained by each of SH, the SH Affiliated Companies and RX are with reputable insurers, provide adequate coverage for all normal risks incident to the assets, properties and business operations of SH, the applicable SH Affiliated Companies or RX and are in character and amount at least equivalent to that carried by Persons engaged in a business subject to the same or similar perils or hazards.

2.19         Contracts; etc.  (a)               Set forth on Section 2.19 of the Seller Disclosure Schedule is a complete and correct list of each of the following agreements, leases and other instruments, both oral and written, to which each of SH, the SH Affiliated Companies and RX is a party or by which it or its properties or assets are bound:

(i)              (i) each service or other similar type of agreement under which services are provided by any other Person to each of SH, the SH Affiliated Companies and RX that is material to its business taken as a whole;

(ii)             each agreement that restricts the operation of the business of SH, any one of the SH Affiliated Companies or RX or its ability to solicit customers or employees;

(iii)            each operating lease (as lessor, lessee, sublessor or sublessee) that is material to SH, any one of the SH Affiliated Companies or RX of any real or tangible personal property or assets;

(iv)           each agreement (including capital leases) under which any money is now borrowed or loaned (other than those under which there remain no ongoing obligations of SH, any one of the SH Affiliated Companies or RX), and each guaranty of any indebtedness or other obligation of any Person (other than endorsements for the purpose of collection in the Ordinary Course of Business);

(v)            each partnership, joint venture, operating or similar agreement;

(vi)           each agreement containing restrictions with respect to the payment of dividends or other distributions in respect of the equity securities of SH, any one of the SH Affiliated Companies or RX;

(vii)          each agreement to make capital expenditures in excess of $25,000 in the aggregate;

(viii)         each agreement providing for accelerated or special payments as a result of the Exchange, including any member or partner rights plan or other instrument commonly referred as a “poison pill.”

A complete and correct copy of each written agreement, lease or other type of document required to be disclosed pursuant to this Section 2.19 has been previously delivered to Graymark.

Each agreement, lease or other type of document required to be disclosed pursuant to Sections 2.12, 2.13 or 2.19 to which SH, any one of the SH Affiliated Companies or RX is a party or by which it or

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its properties or assets are bound (collectively, the “Company Contracts”), except those Company Contracts the loss of which could reasonably be expected to not have a Material Adverse Effect, is valid, binding and in full force and effect and is enforceable in accordance with the terms of the applicable Company Contract. Each of SH, the SH Affiliated Companies and RX is not (with or without the lapse of time or the giving of notice, or both) in material breach of or in material default under any of the Company Contracts, and, to the best of the knowledge of the SH Sellers or the RX Sellers as applicable, no other party to any of the Company Contracts is (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any of the Company Contracts, where such breach or default could reasonably be expected to have a Material Adverse Effect.

2.20         Permits, Authorizations, etc.  Each of SH, the SH Affiliated Companies and RX has all necessary permits and authorizations from  all required governmental agencies, whether federal, state, local or foreign, reasonably necessary to conduct their business, all of which are valid and in good standing with the issuing agencies and not subject to any proceedings for suspension, modification or revocation, except for such  permits or authorizations which could not reasonably be expected to have a Material Adverse Effect.

2.21         Environmental Matters.  (a)                                               For purposes of this Agreement, the capitalized terms defined below shall have the meanings ascribed to them below.

               (i)            “Environmental Law(s)” means all federal, state or local law (including common law), statute, ordinance, rule, regulation, code, or other requirement relating to the environment, natural resources, or public or employee health and safety and includes, but is not limited to the Comprehensive Environmental Response Compensation and Liability Act (“CERCLA”), 42 U.S.C. § 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., The Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. Section § 1251 et seq., the Clean Air Act, 33 U.S.C. § 2601 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq., and the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., as such laws have been amended or supplemented, and the regulations promulgated pursuant thereto, and all analogous state or local statutes and any applicable transfer statutes.

 (ii)          “Hazardous Substance(s)” means, without limitation, any flammable explosives, radioactive materials, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products (including but not limited to waste petroleum and petroleum products), methane, hazardous materials, hazardous wastes, pollutants, contaminants and hazardous or toxic substances, as defined in or regulated under any applicable Environmental Laws.

(iii)          “Release” means any past or present spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of a Hazardous Substance into the environment.

(b)           SH, SH Affiliated Companies and RX have each obtained all permits and authorizations required under Environmental Laws for their businesses and facilities except for such the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect. SH, SH Affiliated Companies and RX, as applicable,  (i) are in compliance with any applicable Environmental Law, except for such failure to be in compliance that could not reasonably be expected to have Material Adverse Effect; (ii) has not received notice of any violation by or claim under any Environmental Law; and (iii) is not aware of any facts or circumstances related to its businesses and facilities likely to give rise

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to a claim under any Environmental Law that could reasonably be expected to have a Material Adverse Effect.

(c)           There have been no Releases of any Hazardous Substances into, on or under any of the properties owned or operated (or formerly owned or operated) by SH, SH Affiliated Companies or RX  in any case in such a way as to create any liability (including the costs of investigation and remediation) under any applicable Environmental Law that could reasonably be expected to have a Material Adverse Effect.

(d)           Neither of SH or RX has  been identified as a potentially responsible party at any federal or state National Priority List (“Superfund”) site, and neither has  transported, disposed of, or arranged for the disposal of any Hazardous Substances.

2.22         Company Acquisitions. Section 2.22 of the Seller Disclosure Schedule hereto contains a complete and correct list of all agreements (“Company Acquisition Agreements”) executed by SH, any one of the SH Affiliated Companies or RX  pursuant to which it is now contracted  to purchase or acquire all or any part of the stock or assets (including any customer list) of any Person. A complete and correct copy of each of the Company Acquisition Agreements has been delivered to Graymark, if any.

2.23         Books and Records. All accounts, books, ledgers and official and other records prepared and kept by SH, the SH Affiliated Companies, and RX have been kept and completed properly in all material respects, and there are no material inaccuracies or discrepancies contained or reflected therein. Such records of SH and each of the SH Affiliated Companies are located at their offices in Oklahoma City, Oklahoma and such records of RX are located at its offices in 5500 Wayzata Blvd Ste 210 Golden Valley, Minnesota 55416.

2.24         Interested Party Transactions. Except as set forth in Section 2.24 of the Seller Disclosure Schedule, since January 1, 2003, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-B promulgated by the SEC.

2.25.        Opinion of Financial Advisor.  The SH Sellers, RX Seller, SH and RX have not been advised by an outside financial advisor regarding, as of the date hereof, the fairness of the Exchange from a financial point of view.

2.26.        Information Statement. Subject to Section 3.27, the information supplied by SH Sellers and RX Sellers with respect to SH and the SH Affiliated Companies or RX and their respective managers, members, officers, and directors, as may be applicable (collectively, the “SH-RX Information”) for inclusion in the information statement (such  information statement as amended or supplemented is referred to herein as the “Information Statement”) to be sent to the shareholders of Graymark in connection with the approval of the First Amendment of the Certificate of Incorporation of Graymark and the Exchange by a majority of the shareholders of Graymark (the “Graymark Shareholder Approval”) will not, on the date the Information Statement (or any amendment thereof or supplement thereto) is mailed to the shareholders of Graymark, contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or shall omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which it shall be omitted, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the Graymark Shareholder Approval that has become false or misleading.  If at any time prior to the mailing of the Information Statement to the Graymark shareholders any event relating to SH, any of the SH Affiliated Companies or RX should be discovered by SH, RX, the SH Sellers or RX Sellers, as applicable, that should be set forth in an amendment to the Information Statement, the SH, RX or the applicable SH Seller

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or RX Seller shall promptly inform Graymark.  Notwithstanding the foregoing, the SH Sellers and RX Sellers, SH and RX make no representation or warranty with respect to any information supplied by Graymark that is contained or incorporated by reference in, or furnished in connection with the preparation of, the Information Statement.

2.27         Bank Accounts and Powers of Attorney. SH and RX have provided or will further provide to Graymark the  name of each bank in which  SH, the SH Affiliated Companies, or RX  has an account, lock box or safe deposit box, the number of each such account, lock box or safe deposit box and the names of the Persons authorized to draw thereon or have access thereto.

2.28         Certain Payments. Neither SH or RX or any of the SH Affiliated Companies, nor any member, director, officer, agent, or employee thereof, or to the knowledge of each of SH Sellers or RX Sellers, as applicable, any other Person associated with or acting for or on behalf of SH or RX or the SH Affiliated Companies, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, or (iv) in violation of any legal requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of the SH, RX or the SH Affiliated Companies.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF GRAYMARK

Graymark hereby represents and warrants to the SH Sellers and the RX Sellers that, except as set forth in the written disclosure schedule delivered by Graymark to the Company (the “Graymark Disclosure Schedule”):

3.1           Corporate Organization. Graymark is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite corporate power and authority to own, operate and lease its properties and assets as and where the same are owned, operated or leased and to conduct its business as it is now being conducted. Graymark is in good standing and duly qualified or licensed as a foreign corporation to do business in those jurisdictions in which the location of the property and assets owned, operated or leased by Graymark or the nature of the business conducted by Graymark makes such qualification or licensing necessary, except where the failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect. Graymark has heretofore delivered to the SH Sellers and the RX Sellers complete and correct copies of the Organizational Documents of Graymark, as amended to and as in effect on the date hereof.

3.2           Capitalization. (a) The authorized capital stock of Graymark consists of 90,000,000 shares of Graymark Common Stock, par value $.0001 per share and 10,000,000 shares of preferred stock, par value $.0001 per share. As of the date of this Agreement, 8,952,001 shares of Graymark Common Stock are issued and outstanding. No preferred stock is outstanding and none has been issued.  Prior to the Closing, Graymark shall cause its Certificate of Incorporation to be amended pursuant to the First Amendment of the Certificate of Incorporation attached hereto as Exhibit A, with shareholder approval, increasing the number of authorized shares of Graymark Common Stock to 500,000,000.

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(b)           All outstanding shares of Graymark Common Stock, including but not limited to those to be delivered to the SH Sellers and the RX Sellers pursuant to the Exchange, are or will be validly issued and outstanding, fully paid and non-assessable, have full voting rights,, and there are no call, restrictive, preemptive or similar rights in respect of Graymark Common Stock. All outstanding shares of Graymark Common Stock were issued in compliance with all requirements of all applicable federal and state securities laws.

(c)           Section 3.2(c) of the Graymark Disclosure Schedule sets forth a complete and correct list of (i) all stock options, including stock options granted under any Graymark stock option plan, (ii) all warrants to purchase Graymark Common Stock, and (iii) and other rights to receive Graymark Common Stock indicating as to each holder thereof, the number of shares of Graymark Common Stock subject thereto and the exercisability, exercise price and termination date therefor, if applicable.

3.3           Subsidiaries.  (a)   Except for the Subsidiaries listed in Section 3.3(a) of the Graymark Disclosure Schedule, there are no entities 10% or more of whose outstanding voting securities or other equity interests are owned, directly or indirectly through one or more intermediaries, by Graymark.  Each Subsidiary of Graymark is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (which jurisdiction is indicated in Section 2.3(a) of the Graymark Disclosure Schedule) and has all requisite power and authority to own, operate and lease its properties and assets as and where the same are owned, operated or leased by such Subsidiary and to conduct its business as it is now being conducted.  Each Subsidiary of Graymark is in good standing and duly qualified or licensed as a foreign limited liability company to do business in each of the jurisdictions in which the location of the property and assets owned, operated or leased by such Subsidiary or the nature of the business conducted by such Subsidiary makes such qualification or licensing necessary, except where the failure to be so qualified or licensed could not reasonably be expected to have a Material Adverse Effect.  Graymark has heretofore delivered to the SH Sellers and the RX Sellers complete and correct copies of each of its Subsidiaries’ Organizational Documents, in each case as amended to and as in effect on the date hereof.

(b)           Section 3.3(b) of the Graymark Disclosure Schedule sets forth the ownership of each Subsidiary of Graymark.  Graymark or such Subsidiary has good and valid title to all such equity ownership interests free and clear of all mortgages, pledges, claims, liens, security interests or other restrictions or encumbrances of any kind or nature whatsoever (“Encumbrances”).  All of the outstanding equity ownership interests of each Subsidiary of Graymark are validly issued, fully paid and non-assessable, and there are no preemptive or similar rights in respect of any equity ownership interest of any Subsidiary.  All of the outstanding equity ownership interests of each Subsidiary of Graymark were issued in compliance with all requirements of all applicable federal and state securities laws.  Except as set forth in Section 3.3(b) of the Graymark Disclosure Schedule, neither Graymark nor any Subsidiary of Graymark owns any capital stock of or other equity interest of any kind or nature in any Person.

3.4           No Commitments to Issue Capital Stock. Except for the stock options set forth in Section 3.4 of the Graymark Disclosure Schedule, there are no outstanding options, warrants, calls, convertible securities or other rights, agreements, commitments or other instruments pursuant to which Graymark or any of its Subsidiaries is or may become obligated to authorize, issue or transfer any shares of its capital stock or any other equity interest. Except as set forth in Section 3.4 of the Graymark Disclosure Schedule, there are no agreements or understandings in effect among any of the shareholders of Graymark or any equity owners of any Subsidiary of Graymark or with any other Person and by which Graymark or any such Subsidiary is bound with respect to the voting, transfer, disposition or registration under the Securities Act of any shares of capital stock of Graymark or any equity ownership of its Subsidiaries.

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                3.5           Authorization; Execution and Delivery. Graymark each has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by Graymark and the consummation by Graymark of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Graymark. This Agreement has been duly executed and delivered by Graymark and constitutes the legal, valid and binding obligation of Graymark, enforceable against Graymark in accordance with its terms. The shares of Graymark Common Stock to be issued in connection with the Exchange pursuant to this Agreement will be duly reserved and authorized for issuance upon consummation of the Exchange and when issued pursuant to and in accordance with this Agreement will be duly authorized, validly issued, fully paid and non-assessable shares of Graymark Common Stock. Notwithstanding anything contained herein or the Graymark Disclosure Schedule, the executive officers of Graymark have had the opportunity to ask questions of the SH Sellers and the RX Sellers, SH, the SH Affiliated Companies and RX, concerning all matters relating to SH, the SH Affiliated Companies and RX and has received answers to those inquiries and has obtained all additional information concerning any of them that has been requested.  The executive officers of Graymark have such knowledge and expertise in business, financial and tax matters sufficient to evaluate the merits and risks associated with the Exchange and to make an informed decision with respect thereto.  Graymark specifically acknowledges that it, through its executive officers, has performed its due diligence (independent of Roy T. Oliver and Stanton Nelson) regarding the Exchange and the business of SH, the SH Affiliated Companies and RX, all relevant documents pertaining to each have been made available to Graymark’s executive officers, and has conferred with its legal counsel, and the independent certified public accounting audit firm that conducted a financial audit (in compliance with GAAP) of SH and RX. Graymark shall execute a certificate at Closing to the above effect that is reasonably acceptable to the SH Sellers and the RX Sellers, including as effective to the date of Closing.

                3.6           Governmental Approvals and Filings. No approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing or registration with, any governmental or regulatory authority is required in order (a) to permit Graymark to consummate the Exchange or perform its obligations under this Agreement or (b) to prevent the termination of, or Material Adverse Effect on, any Governmental License of Graymark or any of its Subsidiaries to enable Graymark and its Subsidiaries to own, operate and lease their properties and assets as and where such properties and assets are owned, leased or operated and to provide its services or carry on its business, or to prevent any material loss or disadvantage to Graymark’s business, by reason of the Exchange, except for  as set forth in Section 3.6 of the Graymark Disclosure Schedule.

                3.7           No Conflict. Subject to compliance with any Governmental Licenses described in Section 3.7 of the Graymark Disclosure Schedule and obtaining the Private Consents, neither the execution, delivery and performance of this Agreement by Graymark, nor the consummation by Graymark of the transactions contemplated hereby, will (i) conflict with, or result in a breach or violation of, any provision of the Organizational Documents of Graymark or any of its Subsidiaries; (ii) conflict with, result in a breach or violation of, give rise to a default, or result in the acceleration of performance, or permit the acceleration or performance, under (whether or not after the giving of notice or lapse of time or both) any encumbrance, note, bond, indenture, guaranty, lease, license, agreement or other instrument, writ, injunction, order, judgment or decree to which Graymark, or any of its Subsidiaries, or any of their respective properties or assets is subject; (iii) give rise to a declaration or imposition of any encumbrance upon any of the properties or assets of Graymark or any of its Subsidiaries; or (iv) impair the business of  Graymark or any of its Subsidiaries or adversely affect any Governmental License necessary to enable Graymark and/or any of its Subsidiaries to carry on their respective business as presently conducted, except, in the cases of clauses (ii), (iii) or (iv), for any conflict, breach, violation, default, declaration, imposition or impairment that could not reasonably be expected to have a Material Adverse Effect.

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                3.8           SEC Filings. Graymark Common Stock is the only class or securities of Graymark registered under the Exchange Act. All forms, reports or other documents filed by Graymark with the SEC (the “Graymark SEC Reports”) (i) were prepared in accordance, and complied as of their respective dates in all material respects, with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Graymark has filed with the SEC as exhibits to Graymark SEC Reports all agreements, contracts and other documents or instruments required to be so filed, and such exhibits are correct and complete copies of such agreements, contracts and other documents or instruments. Graymark’s Subsidiaries are not required to file any forms, reports or other documents with the SEC under the Exchange Act.

                3.9           Financial Statements; Absence of Undisclosed Liabilities. (a) Graymark has heretofore delivered to SH Sellers and RX Sellers complete and correct copies of (i) the unaudited balance sheet of Graymark (the “Graymark Balance Sheet”) at June 30, 2007 (the “Graymark Balance Sheet Date”) and unaudited statements of income, cash flows and stockholders’ equity of Graymark for the six months then ended (collectively with the Graymark Balance Sheet, the “Graymark Unaudited Financial Statements”) and (ii) the audited balance sheet of Graymark at December 31, 2006 and 2005 and audited statements of income, cash flows and stockholders’ equity of Graymark for the fiscal years then ended, audited by Murrell Hall McIntosh & Co., independent registered accountants (collectively with Graymark Unaudited Financial Statements, the “Graymark Financial Statements”), all of which have been prepared from the books and records of Graymark in accordance with GAAP consistently applied and maintained throughout the periods indicated (except as may be indicated in the notes thereto) and fairly present in all material respects the financial condition of Graymark as of their respective dates and the results of Graymark’s operations and cash flows for the periods covered thereby. Such statements of income do not contain any items of special or nonrecurring revenue or income or any revenue or income not earned in the Ordinary Course of Business, except as expressly specified therein. The Graymark Financial Statements shall be acceptable to the SH Sellers and RX Sellers as a condition to Closing.

                                (b)           Except as and to the extent reflected or reserved against on the Graymark Balance Sheet, Graymark (and its Subsidiaries) did not have, as of the Graymark Balance Sheet Date, any liabilities, debts or obligations (whether absolute, accrued, contingent or otherwise) of any nature that would be required as of such date to have been included on a balance sheet prepared in accordance with GAAP. Since the Graymark Balance Sheet Date, Graymark (and its Subsidiaries) has not incurred or suffered to exist any liability, debt or obligation (whether absolute, accrued, contingent or otherwise), except liabilities, debts and obligations incurred in the Ordinary Course of Business, none of which will have a Material Adverse Effect, or incurred in connection with this Agreement and the transactions contemplated herein. Other than the transactions contemplated by this Agreement, since the Graymark Balance Sheet Date, there has been no material adverse change in the business, operations, assets (including intangible assets), condition (financial or otherwise), liabilities or results of operations of Graymark and its Subsidiaries, taken as a whole, and no event has occurred which is reasonably likely to cause any such material adverse change.

                3.10         Certain Other Financial Representations. Since the Graymark Balance Sheet Date, Graymark’s accounts payable have been accrued and paid in a manner consistent with Graymark’s prior practice.

                3.11         Absence of Changes. Except as disclosed in the Graymark Financial Statements or as set forth in Section 3.11 of the Graymark Disclosure Schedule, since the Graymark Balance Sheet Date,

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Graymark and its Subsidiaries have conducted their business only in the ordinary course and Graymark has not:

                                (a)           amended or otherwise modified its Organizational Documents (or similar organizational document);

                                (b)           issued or sold or authorized for issuance or sale, or granted any options or warrants or amended or modified in any respect any previously granted option or warrant or made other agreements (other than this Agreement) of the type referred to in Section 3.4 with respect to, any shares of its capital stock or any other of its securities, or altered any term of any of its outstanding securities or made any change in its outstanding shares of capital stock or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise or redeemed, purchased or otherwise acquired any of its or its Graymark’s capital stock or agreed to do any of the foregoing (whether or not legally enforceable);

                                (c)           recorded or accrued any item of revenue, except as a result of the provision of services in the Ordinary Course of Business and consistent with prior practice;

                                (d)           incurred any indebtedness for borrowed money, entered into any lease that should be capitalized in accordance with GAAP or subjected to any encumbrance or other restriction any of its properties, business or assets except encumbrances or other restrictions that could not reasonably be expected to have a Material Adverse Effect;

                                (e)           discharged or satisfied any encumbrance, or paid any obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, other than current liabilities shown on the Graymark Balance Sheet as of the Graymark Balance Sheet Date and current liabilities incurred since that date in the Ordinary Course of Business and consistent with prior practice;

                                (f)            sold, transferred, leased to others or otherwise disposed of any material properties or assets or purchased, leased from others or otherwise acquired any material properties or assets except in the Ordinary Course of Business;

                                (g)           canceled or compromised any debt or claim or waived or released any right of substantial value;

                                (h)           terminated or received any notice of termination of any contract, lease, license or other agreement or any Governmental License, or suffered any damage, destruction or loss (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect;

                                (i)            made any change in the rate of compensation, commission, bonus or other remuneration payable, or paid, agreed, or promised (in writing or otherwise) to pay, provide or modify, conditionally or otherwise, any bonus, extra compensation, pension, severance or vacation pay or any other benefit or perquisite of any other kind, to any director, officer, employee, salesman or agent of Graymark or any of its Subsidiaries except in the Ordinary Course of Business consistent with prior practice and pursuant to or in accordance with plans disclosed in Section 3.11 of the Graymark Disclosure Schedule that were in effect as of the Graymark Balance Sheet Date;

                                (j)            made any increase in or commitment (whether or not legally enforceable) to increase or communicated any intention to increase any employee benefits, adopted or made any commitment to adopt an employee benefit plan (as defined in Section 3.14(a));

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(k)           lost the employment services of a senior manager or other employee of equal or higher ranking;

(l)            made any loan or advance to any Person other than travel and other similar routine advances in the Ordinary Course of Business, or acquired any capital stock or other securities of any other corporation or any ownership interest in any other business enterprise;

(m)          instituted, settled or agreed to settle any material litigation, action or proceeding before any court or governmental body relating to Graymark or its properties or assets;

(n)           entered into any transaction, contract or commitment other than in the Ordinary Course of Business;

(o)           changed any accounting practices, policies or procedures utilized in the preparation of the Graymark Financial Statements (including procedures with respect to revenue recognition, payment of accounts payable or collection of accounts receivable); or

(p)           entered into any agreement or made any commitment to take any of the types of action described in subparagraphs (a) through (o) of this Section 3.11.

                3.12         Tax Matters. (a) Graymark represents that, other than as disclosed in Section 3.12(a) of the Graymark Disclosure Schedule, Graymark has timely filed all United States federal income Tax Returns and all other material Tax Returns required to be filed by it. All such Tax Returns are complete and correct in all material respects (except to the extent a reserve has been established as reflected in the Graymark Balance Sheet). Graymark has timely paid and discharged all Taxes due in connection with or with respect to the periods or transactions covered by such Tax Returns and has paid all other Taxes as are due, except such as are being contested in good faith by appropriate proceedings (to the extent that any such proceedings are required), and there are no other Taxes that would be due if asserted by a taxing authority, except with respect to which Graymark is maintaining reserves unless the failure to do so could not have a Material Adverse Effect. Except as does not involve or would not result in liability to Graymark that could have a Material Adverse Effect, (i) there are no tax liens on any assets of Graymark; (ii) Graymark has not granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax; (iii) no unpaid (or unreserved) deficiencies for Taxes have been claimed, proposed or assessed by any taxing or other governmental authority with respect to Graymark; (iv) there are no pending or, to the knowledge of Graymark, threatened audits, investigations or claims for or relating to any liability in respect of Taxes of Graymark; and (v) Graymark has not requested any extension of time within which to file any currently unfiled Tax Returns. The accruals and reserves for Taxes (including deferred taxes) reflected in the Graymark Balance Sheet are in all material respects adequate to cover all Taxes accruable through the date thereof (including Taxes being contested) in accordance with GAAP.

                                (b)           Graymark represents that, other than as disclosed in Section 3.12(b) of the Graymark Disclosure Schedule and other than with respect to items the inaccuracy of which could not have a Material Adverse Effect: (i) Graymark has not filed or been included in a combined, consolidated or unitary return (or substantial equivalent thereof) of any Person other than Graymark; (ii) Graymark is not liable for Taxes of any Person other than Graymark, or currently under any contractual obligation to indemnify any Person with respect to Taxes, or a party to any tax sharing agreement or any other agreement providing for payments by Graymark with respect to Taxes; (iii) Graymark is not a party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for United States federal income tax purposes other than its Subsidiaries that are limited liability companies; (iv) Graymark is not a party to any agreement, contract, arrangement or plan that would result (taking into

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account the transactions contemplated by this Agreement), separately or in the aggregate, in the payment of any “excess parachute payments” within the meaning of Section 280G of the Code; and (v) Graymark has not made an election nor is it required to treat any of its assets as owned by another Person for federal income tax purposes or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code (or any corresponding provision of state, local or foreign law).

                3.13         Relations with Employees. (a) Except as set forth in Section 3.13(a) of The Graymark Disclosure Schedule:

(i)            Graymark and its Subsidiaries has satisfactory relationships with its employees in all material respects.

(ii)           Graymark and its Subsidiaries is and has been in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours, including any law, rule or regulation relating to discrimination, fair labor standards and occupational health and safety, wrongful discharge or violation of the personal rights of employees, former employees or prospective employees, and Graymark and its Subsidiaries is not or has not engaged in any unfair labor practices, except to the extent a failure to so comply could not, alone or together with any other such failure, have a Material Adverse Effect.

(iii)          No collective bargaining agreement with respect to the business of Graymark or its Subsidiaries is currently in effect or being negotiated. Graymark does not have any obligation to negotiate any such collective bargaining agreement. There are no labor unions representing, purporting to represent or attempting to represent any employee of Graymark or its Subsidiaries.

(iv)          There are no strikes, slowdowns or work stoppages pending or, to the best of Graymark’s knowledge, threatened with respect to the employees of Graymark or its Subsidiaries, nor has any such strike, slowdown or work stoppage occurred or, to the best of Graymark’s knowledge, been threatened. There is no representation claim or petition or complaint pending before the National Labor Relations Board or any state or local labor agency and, to the best of Graymark’s knowledge, no question concerning representation has been raised or threatened respecting the employees of Graymark.

(v)           To the best of Graymark’s knowledge, no charges with respect to or relating to the business of Graymark and its Subsidiaries are pending before the Equal Employment Opportunity Commission, or any state or local agency responsible for the prevention of unlawful employment practices, which could reasonably be expected to have a Material Adverse Effect.

(b)           Except as set forth in Section 3.13(b) of the Graymark Disclosure Schedule, neither Graymark  nor any of its Subsidiaries is  a contractor or subcontractor with obligations under any federal, state or local government contract.

(c)           Except as set forth in Section 3.13(c) of the Graymark Disclosure Schedule, neither Graymark nor any of its Subsidiaries has or could have any material liability, whether absolute or contingent, including any obligations under any of Graymark Plans described in Section 3.14 of the Graymark Disclosure Schedule, with respect to any misclassification of a person as an independent contractor rather than as an employee.

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(d)           Section 3.13(d) of the Graymark Disclosure Schedule contains a complete and correct list of all employment, management or other consulting agreements with any Persons employed or retained by Graymark or any of its Subsidiaries (including independent consultants), complete and correct copies of which have been delivered to the SH Sellers and the RX Sellers.

                3.14         No Benefit Plans. Graymark has never adopted an Employee Benefit Plan.

                3.15         Title to Properties. Except as set forth in Section 3.15 of the Graymark Disclosure Schedule, Graymark and its Subsidiaries has good and indefeasible title to all of its properties and assets, free and clear of all encumbrances, except liens for taxes not yet due and payable and such encumbrances or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which could not reasonably be expected to have a Material Adverse Effect, and except for encumbrances which secure indebtedness reflected in the Graymark Balance Sheet.

                3.16         Compliance with Laws; Legal Proceedings.  (a) Neither Graymark nor any of its Subsidiaries is in violation of, or in default with respect to, any applicable statute, regulation, ordinance, writ, injunction, order, judgment, decree or any Governmental License, including any federal state or local law regarding or relating to trespass or violations of privacy rights, which violation or default could reasonably be expected to have a Material Adverse Effect.

(b)           Except as set forth in Section 3.16(b) of the Graymark Disclosure Schedule, there is no order, writ, injunction, judgment or decree outstanding and no legal, administrative, arbitration or other governmental proceeding or investigation pending or, to the best of Graymark’s knowledge, threatened, and there are no claims (including unasserted claims of which Graymark is aware) against Graymark  or any of its Subsidiaries, or any of their respective properties, assets or businesses. There is no legal, administrative or other governmental proceeding or investigation pending or, to the best of the knowledge of Graymark, threatened against Graymark or its Subsidiaries or any of their directors or officers, as such, that relate to this Agreement, the Exchange or the other transactions contemplated hereby. None of the items listed in Section 3.16(b) of the Graymark Disclosure Schedule could reasonably be expected to have a Material Adverse Effect. Neither Graymark nor any of its Subsidiaries has  been a defendant (either originally, by counter-claim or impleading) in any legal proceedings which have either been filed in the past two (2) fiscal years or are currently pending (all as set forth in Section 3.16(b) of the Graymark Disclosure Schedule). Except as set forth in Section 3.16(b) of the Graymark Disclosure Schedule, none of the legal proceedings set forth in Section 3.16(b) of the Graymark Disclosure Schedule has had or, to the best of Graymark’s knowledge, will have a Material Adverse Effect.

                3.17         Brokers. No broker, finder or investment advisor acted directly or indirectly as such for Graymark or any shareholder of Graymark in connection with this Agreement or the Exchange, and no broker, finder, investment advisor or other Person is entitled to any fee or other commission, or other remuneration, in respect thereof based in any way on any action, agreement, arrangement or understanding taken or made by or on behalf of Graymark or any shareholder of Graymark.

                3.18         Intellectual Property.  (a)    Graymark (and each of its Subsidiaries) owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trade names, service marks, copyrights, and any applications therefor, technology, know-how, computer software programs or applications, and tangible or intangible proprietary information or material that are used in the business of them as currently conducted, except as could not reasonably be expected to have a Material Adverse Effect.

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(b)           Except as disclosed in Section 3.18(b) of the Graymark Disclosure Schedule or as could not reasonably be expected to have a Material Adverse Effect: (i) neither of Graymark nor any of its Subsidiaries is, nor will any of them be as a result of the execution and delivery of this Agreement or the performance of its obligations hereunder, in violation of any licenses, sublicenses and other agreements as to which Graymark or any of its Subsidiaries is a party and pursuant to which Graymark or any of its Subsidiaries  is authorized to use any patents, trademarks, service marks or copyrights owned by others (“Graymark Third-Party Intellectual Property Rights”); (ii) No claims with respect to the patents, registered and material unregistered trademarks and service marks, registered copyrights, trade names and any applications therefor owned by Graymark  or any of its Subsidiaries (the “Graymark Intellectual Property Rights”), any trade secret material to Graymark or any of its Subsidiaries, or Graymark Third-Party Intellectual Property Rights to the extent arising out of any use, reproduction or distribution of Graymark Third-Party Intellectual Property Rights by or through Graymark or any of its Subsidiaries, are currently pending or, to the best of Graymark’s knowledge, have been threatened by any Person; or (iii) Graymark does not know of any valid grounds for any bona fide claims (1) to the effect that the sale, licensing or use of any product or service as now sold, licensed or used, or proposed for sale, license or use by Graymark or any of its Subsidiaries infringes on any copyright, patent, trademark, service mark or trade secret; (2) against the use by Graymark or any of its Subsidiaries  of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or computer software programs and applications used in the business of Graymark or any of its Subsidiaries as currently conducted or as proposed to be conducted; (3) challenging the ownership, validity or effectiveness of any of Graymark Intellectual Property Rights or other trade secret material to Graymark or any of its Subsidiaries ; or (4) challenging the license or legally enforceable right to use of Graymark Third-Party Intellectual Rights by Graymark or any of its Subsidiaries, as applicable.

(c)           To the best of Graymark’s knowledge, there is no material unauthorized use, infringement or misappropriation of any of Graymark Intellectual Property Rights by any third party, including any employee or former employee of Graymark or any of its Subsidiaries.

                3.19         Insurance. Except as set forth in Section 3.19 of the Graymark Disclosure Schedule, all material fire and casualty, general liability,  and other insurance policies maintained by Graymark and its Subsidiaries are with reputable insurers, provide adequate coverage for all normal risks incident to their respective assets, properties and business operations and are in character and amount at least equivalent to that carried by Persons engaged in a business subject to the same or similar perils or hazards.

                3.20         Contracts; etc.      (a)           Set forth on Section 3.20 of the Graymark Disclosure Schedule is a complete and correct list of each of the following agreements, leases and other instruments, both oral and written, to which Graymark is a party or by which Graymark or its properties or assets are or may become bound, whether directly or by reason of the ownership by Graymark of any of its Subsidiaries:

(i)            each service or other similar type of agreement under which services are provided by any other Person to Graymark which is material to the business of Graymark taken as a whole;

(ii)           each agreement that restricts the operation of the business of Graymark or the ability of Graymark to solicit customers or employees;

(iii)          each operating lease (as lessor, lessee, sublessor or sublessee) that is material to Graymark taken as a whole of any real or tangible personal property or assets;

(iv)          each agreement under which services are provided by Graymark to any material customer;

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(v)           each agreement (including capital leases) under which any money has been or may be borrowed or loaned or any note, bond, indenture or other evidence of indebtedness has been issued or assumed (other than those under which there remain no ongoing obligations of Graymark), and each guaranty of any evidence of indebtedness or other obligation, or of the net worth, of any Person (other than endorsements for the purpose of collection in the Ordinary Course of Business);

(vi)          each partnership, joint venture or similar agreement;

(vii)         each agreement containing restrictions with respect to the payment of dividends or other distributions in respect of Graymark’s capital stock;

(viii)        each agreement to make unpaid capital expenditures in excess of $25,000 in the aggregate;

(ix)           each agreement providing for accelerated or special payments as a result of the Exchange, including any shareholder rights plan or other instrument commonly referred as a “poison pill.”

A complete and correct copy of each written agreement, lease or other type of document, and a true, complete and correct summary of each oral agreement, lease or other type of document, required to be disclosed pursuant to this Section 3.20(a) has been previously delivered to the SH Sellers and the RX Sellers.

(b)           Each agreement, lease or other type of document required to be disclosed pursuant to Section 3.13, 3.14 or 3.20 to which Graymark is a party or by which Graymark or its properties or assets are bound as above provided (collectively, the “Graymark Contracts”), except those Graymark Contracts the loss of which could reasonably be expected to not have a Material Adverse Effect, is valid, binding and in full force and effect and is enforceable by Graymark in accordance with its terms. Graymark is not (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any of Graymark Contracts, and, to the best of Graymark’s knowledge, no other party to any of Graymark Contracts is (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any of Graymark Contracts, where such breach or default could reasonably be expected to have a Material Adverse Effect. No existing or completed agreement to which Graymark is a party is subject to renegotiation with any governmental body.

                3.21         Permits, Authorizations, etc. Section 3.21 of the Graymark Disclosure Schedule sets forth all Governmental Licenses and each other material approval, authorization, consent, license, certificate, order or other permit of any governmental agencies, whether federal, state, local or foreign, necessary to enable Graymark and each of its Subsidiaries to own, operate and lease its properties and assets as and where such properties and assets are owned, leased or operated and to provide service and carry on its business as presently provided and conducted (collectively, the “Graymark Permits”) or required to permit the continued conduct of such business following the Exchange in the manner conducted on the date of this Agreement (indicating in each case whether or not the consent of any Person is required for the consummation of the transactions contemplated hereby). Graymark and its Subsidiaries have all necessary Graymark Permits of all governmental agencies, whether federal, state, local or foreign, all of which are valid and in good standing with the issuing agencies and not subject to any proceedings for suspension, modification or revocation, except for such Graymark Permits which could not reasonably be expected to have a Material Adverse Effect.

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3.22         Environmental Matters.  (a)                Graymark and each of its Subsidiaries has obtained all environmental permits and authorizations that are required for the lawful operation of its business except for such permits and authorizations the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect. Graymark and its Subsidiaries (i) are in compliance with all terms and conditions of their environmental permits and are in compliance with and not in default under any applicable Environmental Law, except for such failure to be in compliance that could not reasonably be expected to have Material Adverse Effect, and (ii) have not received written notice of any material violation by or material claim against Graymark or any of its Subsidiaries under any Environmental Law.

(b)           There have been no Releases or threatened Releases of any Hazardous Substances (i) into, on or under any of the properties owned or operated (or formerly owned or operated) by Graymark or any such Subsidiary in such a way as to create any liability (including the costs of investigation or remediation) under any applicable Environmental Law that could reasonably be expected to have a Material Adverse Effect.

(c)           Neither Graymark nor any of its Subsidiaries has been identified as a potentially responsible party at any federal or stated Superfund site.

3.23         Graymark Acquisitions. Section 3.23 of the Graymark Disclosure Schedule hereto contains a complete and correct list of all agreements (“Graymark Acquisition Agreements”) executed by Graymark or any of its Subsidiaries pursuant to which Graymark has acquired or agreed to acquire all or any part of the stock or assets (including any customer list) of any Person. A complete and correct copy of Graymark Acquisition Agreements has been delivered to the SH Sellers and RX Sellers. Neither Graymark nor any of its Subsidiaries have any further obligation or liability under any of Graymark Acquisition Agreements or as a result of the transactions provided for therein, except as described in reasonable detail in Section 3.23 of the Graymark Disclosure Schedule.

3.24         Books and Records. All accounts, books, ledgers and official and other records prepared and kept by Graymark and its Subsidiaries have been properly kept and completed in all material respects, and there are no material inaccuracies or discrepancies contained or reflected therein. Such records of Graymark and its Subsidiaries are located at Graymark’s offices in Oklahoma City, Oklahoma.

3.25         Interested Party Transactions. Except as set forth in Section 3.25 of the Graymark Disclosure Schedule, since January 1, 2007, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-B promulgated by the SEC.

3.26         Opinion of Financial Advisor. Graymark has not been advised by a financial advisor regarding, as of the date hereof, the fairness of the Exchange  from a financial point of view to Graymark’s shareholders.

3.27         Information Statement. Subject to the accuracy of the representations contained in Section 2.26, the information contained in the Information Statement, other than the SH-RX Information supplied by the SH Sellers and RX Sellers, the Information Statement will not, on the date the Information Statement (or any amendment thereof or supplement thereto) is mailed to the shareholders of Graymark, contain any statement that, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or shall omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which it shall be omitted, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the Graymark Shareholder Approval that has become false or misleading.  The Information Statement shall comply in all material respects with the requirements of the

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Exchange Act.  Notwithstanding the foregoing, Graymark makes no representation or warranty with respect to any of SH or RX Information that is contained or incorporated by reference in, or furnished in connection with the preparation of, the Information Statement.

3.28         Bank Accounts and Powers of Attorney. Section 3.28 of the Graymark Disclosure Schedule sets forth the name of each bank in which Graymark or any of its Subsidiaries has an account, lock box or safe deposit box, the number of each such account, lock box or safe deposit box and the names of the Persons authorized to draw thereon or have access thereto. Except as set forth on Section 3.28 of the Graymark Disclosure Schedule, no Person holds any power of attorney from Graymark or any of its Subsidiaries.

3.29         Certain Payments. Neither Graymark, a Graymark Subsidiary, or  any of their respective  directors, officers, agents, or employees nor, to the knowledge of Graymark, any other Person associated with or acting for or on behalf of Graymark, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of Graymark or any affiliate of Graymark, or (iv) in violation of any legal requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of Graymark or its Subsidiaries.

3.30         Customers; Customer Relationships. Section 3.30 of the Graymark Disclosure Schedule sets forth a complete list of the distributors of its motion pictures in each of the years ended December 31, 2007 and 2006 and the six months ended June 30, 2007, including the amounts they paid to Graymark in such fiscal years and six month period. To the knowledge of Graymark, there are no facts or circumstances that are likely to result in the loss of any such distributor or a material change in the relationship of Graymark with any such distributor.

ARTICLE IV

CONDUCT OF BUSINESS PENDING THE EXCHANGE

4.1           Conduct of Business by SH, SH Affiliated Companies and RX Pending the Exchange. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing, and except as disclosed prior to Closing in Section 4.1 of the Seller Disclosure Schedule, each of the SH Sellers covenants and agrees to cause SH, and each of the SH Affiliated Companies and each of the RX Sellers agrees to cause RX , unless Graymark shall otherwise agree in writing,

(i) to conduct its business only in, and shall not take any action except in, the Ordinary Course of Business;

(ii) to use reasonable commercial efforts to preserve substantially intact its business organization;,

(iii) to keep available the services of the present officers, employees, agents and consultants;

(iv) to preserve the present relationships with customers, suppliers and other Persons with which it has significant business relations;

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(v) not to sell, transfer, lease to others or otherwise dispose of or make subject to any encumbrance any material assets or properties or purchase, lease from others or otherwise acquire any material assets or properties (except for (A) purchases or sales of assets in the Ordinary Course of Business, (B) dispositions of obsolete or worthless assets, and (C) purchases or sales of immaterial assets not in excess of $100,000) except as planned and set forth in the Section 4.1 of Seller Disclosure Schedule;

(vi) not to (A) declare, set aside, make or pay any distribution (whether in cash, equity or property or any combination thereof) in respect of any of its membership interests other than as set forth in Section 4.1 of the Seller Disclosure Schedule as distributions to members for taxes pertaining to the operations of SH or RX for the year 2006 or year to date for 2007 prior to Closing;

(vii)  not to (A) acquire (by merger, consolidation, or acquisition of equity or assets) any corporation, partnership or other business organization or division thereof except as disclosed in Section 4.1 of the Seller Disclosure Schedule; (B) incur any indebtedness for borrowed money, except for borrowings and re-borrowings under the existing credit facilities or issue any debt securities or assume, guarantee or endorse or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans or advances, except in the Ordinary Course of Business; (C) authorize any capital expenditures or purchases of fixed assets which are, in the aggregate, in excess of the amount set forth in Section 4.1 of the Seller Disclosure Schedule; or (D) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 4.1;

(viii) not to make any material change in the rate of compensation, commission, bonus or other remuneration payable, or pay or agree or promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance pay, to any manager, director, officer, or employee, except in the Ordinary Course of Business consistent with prior practice and pursuant to or in accordance with plans disclosed in the Seller Disclosure Schedule that were in effect as of the date of this Agreement, or make any increase in or commitment to increase any employee benefits, adopt or make any commitment to adopt any additional employee benefit plan or make any contribution, other than regularly scheduled contributions, to any Employee Benefit Plan;

(ix) not to take any action to change accounting practices, policies or procedures (including procedures with respect to revenue recognition, payments of accounts payable or collection of accounts receivable);

(x) not to make any material tax election inconsistent with past practice or settle or compromise any material federal, state, local or foreign Tax liability;

(xi) not to pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than payment, discharge or satisfaction when due, in the Ordinary Course of Business, and

(xii) not to pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction when due, in the Ordinary Course of Business.

Furthermore, the SH Sellers and the RX Sellers respectively agree, from the date of this Agreement until Closing or earlier termination,

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(i) not to change or amend the Organizational Documents of SH, the SH Affiliated Companies or RX;

(ii) not to change or enter into any agreement to change by any means the ownership of SH, RX or of SH in the SH Affiliated Companies; and

(iii) not to take or authorize to be taken any action with respect to SH, the SH Affiliated Companies or RX out of the Ordinary Course of Business or that would cause the above representations and warranties of SH and RX to be incorrect.

4.2           Conduct of Business by Graymark Pending the Exchange. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing, Graymark covenants and agrees that, except as set forth in Section 4.2 of the Graymark Disclosure Schedule or unless the SH Sellers and RX Sellers shall otherwise agree in writing, Graymark shall conduct its business, and cause the businesses of its Subsidiaries to be conducted, in the Ordinary Course of Business, other than actions taken by Graymark or Graymark’s Subsidiaries in contemplation of the Exchange, and shall not directly or indirectly do, or cause or allow Graymark and any of Graymark’s Subsidiaries to do or propose to do, or propose to do, any of the following without the prior written consent of the SH Sellers and the RX Sellers:

(i)            amend or otherwise change Graymark’s Organization Documents, other than amendment of the Certificate of Incorporation of Graymark as contemplated in this Agreement and the Information Statement;

(ii)          other than as set forth in Section 4.2 of the Graymark Disclosure Schedule, issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, without limitation, any phantom interest) in Graymark or any of its Affiliates, except for the issuance of shares of Graymark Common Stock issuable upon the exercise of the stock options listed in Section 3.2 of the Graymark Disclosure Schedule;

(iii)         sell, transfer, lease to others or otherwise dispose of or subject to any encumbrance any material assets or properties owned by it or purchase, lease from others or otherwise acquire any material assets or properties (except for (A) purchases or sales of assets in the Ordinary Course of Business, (B) dispositions of obsolete or worthless assets, and (C) purchases or sales of immaterial assets not in excess of $20,000);

(iv)         (A) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any of its capital stock, (B) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (C) amend the terms or change the period of exercisability of, purchase, repurchase, redeem or otherwise acquire, or permit any Person to purchase, repurchase, redeem or otherwise acquire, any of its securities, including shares of Graymark Common Stock or any option, warrant or right, directly or indirectly, to acquire shares of Graymark Common Stock;

(v)           (A) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof; (B) incur any indebtedness for borrowed money, except for borrowings and reborrowings under its existing credit facilities or issue any debt securities or assume, guarantee or endorse or otherwise as an

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accommodation become responsible for, the obligations of any Person, or make any loans or advances, except in the Ordinary Course of Business; (C) authorize any capital expenditures or purchases of fixed assets which are, in the aggregate, in excess of the amount set forth in Section 4.2 of the Graymark Disclosure Schedule for Graymark and its Subsidiaries taken as a whole; or (D) enter into or amend any contract, agreement, commitment or arrangement to effect any of the matters prohibited by this Section 4.2;

(vi)          make any change in the rate of compensation, commission, bonus or other remuneration payable, or pay or agree or promise to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to any director, officer, employee, salesman or agent of Graymark or its Subsidiaries except in the Ordinary Course of Business consistent with prior practice that were in effect as of the date of this Agreement or make any increase in or commitment to increase any employee benefits, adopt or make any commitment to adopt any form of employee benefit plan;

(vii)          take any action to change accounting practices, policies or procedures (including procedures with respect to revenue recognition, payments of accounts payable or collection of accounts receivable);

(viii)         make any material tax election inconsistent with past practice or settle or compromise any material federal, state, local or foreign Tax liability or agree to an extension of a statute of limitations, except to the extent the amount of any such settlement has been reserved for in Graymark Financial Statements;

(ix)            pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction when due, in the Ordinary Course of Business of liabilities reflected or reserved against in Graymark Financial Statements or incurred after Graymark Balance Sheet Date, in the Ordinary Course of Business;

(x)              enter into any transaction, contract or commitment other than in the Ordinary Course of Business, or

(xi)             take, or agree in writing or otherwise to take, any of the actions described in subsections (i) through (x) of this Section 4.2, or any action which would make any of the representations or warranties of Graymark contained in this Agreement untrue or incorrect or prevent Graymark from performing or cause Graymark not to perform its covenants herein.

ARTICLE V

ADDITIONAL AGREEMENTS

5.1           Information Statement. As promptly as reasonably practicable after the execution of this Agreement, and after the furnishing by SH, RX and the SH Sellers and the RX Sellers  and Graymark of all information required to be contained therein (which each agrees to do as promptly as practicable after the date hereof), Graymark, after obtaining the approval of the SH Sellers and the RX Sellers, shall prepare and file with the SEC an Information Statement pursuant to Section 14(c) of the Exchange Act (the “Information Statement”) for the purpose of obtaining approval of the First Amendment to the Certificate of Incorporation of Graymark and the Exchange by the shareholders of Graymark.  Graymark, with all reasonable cooperation of the SH Sellers and the RX Sellers, shall use all reasonable efforts to cause the filing of the definitive Information Statement with the SEC as soon as reasonably practicable.

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5.2           Access to Information; Confidentiality. Upon reasonable notice and subject to restrictions contained in confidentiality agreements to which such party is subject (from which such party shall use reasonable efforts to be released), the SH Sellers and the RX Sellers shall cause SH, the SH Affiliated Companies and RX and Graymark shall (and shall cause each of their Subsidiaries to) afford to the managers, officers, employees, accountants, counsel and other representatives of the other reasonable access, during the period from the date of this Agreement until the Closing, to all its properties, books, contracts, commitments and records and, during such period, the SH Sellers and the RX Sellers shall or cause SH, the SH Affiliated Companies or RX to and Graymark shall and shall cause its Subsidiaries to furnish promptly to the other all information concerning its business, properties and personnel as such other Party may reasonably request, and each shall make available to the other the appropriate individuals (including attorneys, accountants and other professionals) for discussion of the other’s business, properties and personnel as either Graymark or the SH Sellers or RX Sellers may reasonably request. Each Party shall keep such information confidential.

5.3           Consents; Approvals. The SH Sellers and the RX Sellers shall or cause SH and RX  to, and Graymark shall, use its reasonable best efforts to (i) obtain all consents, waivers, approvals, authorizations or orders (including, without limitation, all United States and foreign governmental and regulatory rulings and approvals), (ii) make all filings (including, without limitation, all filings with United States and foreign governmental or regulatory agencies) required in connection with the authorization, execution and delivery of this Agreement by the SH Sellers and RX Sellers and Graymark and the consummation by them of Exchange and the other transactions contemplated by this Agreement. The SH Sellers and RX Sellers shall or cause SH, SH Affiliated Companies and RX to, and Graymark shall, furnish all information required to be included in the Information Statement or for any application or other filing to be made pursuant to the rules and regulations of any United States or foreign governmental body in connection with the Exchange and the other transactions contemplated by this Agreement.

5.4           Indemnification and Insurance.  (a) The Organization Documents of SH and RX and Organization Documents of Graymark contain indemnification provisions and those provisions shall not be amended, repealed or otherwise modified for a period of three years from the Closing in any manner that would adversely affect the rights thereunder as of the Closing of individuals who as of the Closing were directors, officers, managers or members of SH, the SH Affiliate Companies, RX or Graymark, unless such modification is required after the Closing by law.

(b)           Graymark shall, to the fullest extent permitted under applicable law or under the Organizational Documents of Graymark, indemnify and hold harmless each of the SH Sellers and the RX Sellers (collectively, the “Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (collectively, “Actions”), (x) arising out of or pertaining to the transactions contemplated by this Agreement, or (y) otherwise with respect to any acts or omissions occurring at or prior to the Closing, to the same extent as provided in Organizational Documents of SH and RX, as may be applicable, or any applicable contract or agreement as in effect on the date hereof, in each case of (x) and (y) for a period of three (3) years after the Closing; provided, however, that, in the event any claim or claims for indemnification are asserted or made within such three-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims. In the event of any such Action (whether arising before or after the Closing), the Indemnified Parties shall promptly notify Graymark in writing, and Graymark shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Parties. The Indemnified Parties shall have the right to employ separate counsel in any such Action and to participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at

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the expense of such Indemnified Parties unless (a) Graymark has agreed to pay such fees and expenses, (b) Graymark shall have failed to assume the defense of such Action or (c) the named parties to any such Action (including any interplead parties) include either SH or RX and any one or all of the Indemnified Parties and such Indemnified Parties shall have been reasonably advised in writing by counsel that there may be one or more legal defenses available to the Indemnified Parties which are in conflict with those available to SH or RX, as may be applicable. In the event such Indemnified Parties employ separate counsel at the expense of Graymark pursuant to clauses (b) or (c) of the previous sentence, (i) any counsel retained by the Indemnified Parties for any period after the Closing shall be reasonably satisfactory to Graymark; (ii) the Indemnified Parties as a group may retain only one law firm to represent them in each applicable jurisdiction with respect to any single Action, unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which case each Indemnified Party with respect to whom such a conflict exists (or group of such Indemnified Parties who among them have no such conflict) may retain one separate law firm in each applicable jurisdiction; (iii) after the Closing, Graymark shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received; and (iv) Graymark shall cooperate in the defense of any such Action. Graymark shall not be liable for any settlement of any such Action effected without its written consent.

(c)           The provisions of this Section 5.4 shall survive the consummation of the Exchange at the Closing, are intended to benefit the Indemnified Parties, shall be binding on all successors and assigns of Graymark, and shall be enforceable by the Indemnified Parties.

5.5           Notification of Certain Matters. Each Indemnified Party shall give prompt notice to Graymark, and Graymark shall give prompt notice to the Indemnified Party, of (i) the occurrence or nonoccurrence of any event the occurrence or nonoccurrence of which would be likely to cause any representation or warranty contained in this Agreement to be materially untrue or inaccurate, or (ii) any failure of the SH Sellers or the RX Sellers, SH, SH Affiliated Companies, RX or Graymark, as the case may be, materially to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice; and provided further, that failure to give such notice shall not be treated as a breach of covenant for the purposes of Section 6.2(b) or 6.3(b) unless the failure to give such notice results in material prejudice to the Party entitled to receive notice.

5.6           Further Action/Tax Treatment. Upon the terms and subject to the conditions hereof, each of the Parties shall use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement. The foregoing covenant shall not include any obligation by Graymark to agree to divest, abandon, license or take similar action with respect to any assets (tangible or intangible) of Graymark or any of its Subsidiaries. Graymark and each of the SH Sellers and the RX Sellers shall use its commercially reasonable efforts to cause the Exchange to qualify, and will not (both before and after consummation of the Exchange) take any actions which to its knowledge could reasonably be expected to prevent the Exchange from qualifying, as a tax-free exchange under the provisions of Section 351 of the Code. In connection with the Closing, the current tax year of each of SH and RX shall end on the day of Closing on a close the books basis, with all items and business as of the day of Closing to be for the account of Graymark and all items prior to the day of Closing for the current tax year to be reported on the required tax returns of SH and RX. Graymark shall cause all required tax returns and Schedule K-1’s

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for SH and RX for the period ending with the Closing to be prepared in draft for the review of the SH Sellers and RX Sellers prior to the required filing thereof.

5.7           Public Announcements. Graymark, the SH Sellers and the RX Sellers shall consult with each other before issuing any press release with respect to the Exchange or this Agreement and shall not issue any such press release or make any such public statement without the prior consent of the other Parties, which shall not be unreasonably withheld; provided, however, that a Party may, without the prior consent of the other Parties, issue such press release or make such public statement as may upon the advice of counsel be required by law if it has used all reasonable efforts to consult with the other Parties.

5.8           Conveyance Taxes. Graymark, the SH Sellers and the RX Sellers shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees, and any similar taxes which become payable in connection with the transactions contemplated hereby that are required or permitted to be filed on or before the Closing and Graymark shall be responsible for the payment of all such taxes and fees.

5.9           No Solicitation. Upon execution of this Agreement, Graymark, the SH Sellers, the RX Sellers, SH, SH Affiliated Companies, and RX shall not have or shall immediately terminate, any discussions with any third party concerning an Alternative Acquisition (as defined below). From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, Graymark, the SH Sellers, the RX Sellers and SH, SH Affiliated Companies, and RX shall not, and shall not permit any of  their respective managers, members, partners, officers, directors, employees, affiliates, investment banker or other agent or other representatives  to, directly or indirectly, other than in connection with the performance and consummation of the transactions contemplated in this Agreement, (i) solicit, engage in discussions or negotiate with any Person (whether such discussions or negotiations are initiated by Graymark or the SH Sellers, the RX Sellers, SH, any of the SH Affiliated Companies, or RX or by such other Person or otherwise) or take any other action intended or designed to facilitate the efforts of any Person relating to the possible acquisition of SH, any of the SH Affiliated Companies, or RX or Graymark (whether by way of merger, purchase of capital stock, purchase of assets or otherwise) or any material portion of its or their capital stock or assets (with any such efforts by any such Person, including a firm proposal to make such an acquisition, being referred to as an “Alternative Acquisition”), (2) provide information with respect to Graymark, SH, any of the SH Affiliated Companies or RX to any Person relating to a possible Alternative Acquisition by any Person, (3) enter into an agreement with any Person providing for a possible Alternative Acquisition, or (4) make or authorize any statement, recommendation or solicitation in support of any possible Alternative Acquisition by any Person.

ARTICLE VI

CONDITIONS TO THE EXCHANGE

6.1           Conditions to Obligation of Each Party to Effect the Exchange. The respective obligations of each Party to effect the Exchange shall be subject to the satisfaction at or prior to the Closing of the following conditions:

(a)           Governmental Actions. There shall not have been instituted, pending or threatened any action or proceeding (or any investigation or other inquiry that might result in such an action or proceeding) by any governmental authority or administrative agency before any governmental authority, administrative agency or court of

33

competent jurisdiction, domestic or foreign, nor shall there be in effect any judgment, decree or order of any governmental authority, administrative agency or court of competent jurisdiction, or any other legal restraint (i) preventing or seeking to prevent consummation of the Exchange, (ii) prohibiting or seeking to prohibit or limiting or seeking to limit Graymark from exercising all material rights and privileges pertaining to its ownership of SH, any of the SH Affiliated Companies, or RX or the ownership or operation by Graymark or any of its Subsidiaries of all or a material portion of the business or assets of Graymark, or (iii) compelling or seeking to compel Graymark to dispose of or hold separate all or any material portion of the business or assets of Graymark as a result of the Exchange or the other transactions contemplated by this Agreement.

(b)           Illegality. No statute, rule, regulation or order shall be enacted, entered, enforced or deemed applicable to the Exchange that makes the consummation of the Exchange illegal.

(c)           Approval by Graymark Shareholders, This Agreement and the First Amendment of the Certificate of Incorporation of Graymark, attached hereto as Exhibit A shall have been approved by the holders of a majority of the outstanding Graymark Common Stock.

(d)           Approval of Lenders. This Agreement shall have been approved by lenders (Intrust Bank and Arvest Bank) to RX and SH and all amendments to such existing credit facilities of SH or RX as a result of this Agreement shall be acceptable to SH, RX, the SH and RX Sellers and Graymark.

(e)           Employment Agreements. At Closing, Employment Agreements, substantially in the form attached hereto as Exhibits  E-1, E-2 and E-3, with Graymark and each of Lewis P. Zeidner, Vahid Salalati and Greg Luster, respectively, shall have been executed.

(f)            Registration Rights Agreement. At Closing, Graymark, the SH Sellers and the RX Sellers shall execute and deliver to the other, the Registration Rights Agreement attached hereto as Exhibit B.

6.2           Additional Conditions to Obligations of Graymark. The obligations of Graymark to consummate the Exchange are also subject to the following conditions:

(a)           Representations and Warranties. (i) The representations and warranties of the SH Sellers, RX Sellers, SH and RX contained in this Agreement and in the Seller Disclosure Schedule shall be true and correct in all respects on and as of the Closing with the same force and effect as if made on and as of the Closing, except for (A) changes contemplated by this Agreement, (B) those representations and warranties that address matters only as of a particular date (which shall have been true and correct as of such date, subject to clause (C)), or (C) where the failure to be true and correct would not reasonably be expected to have a Material Adverse Effect, and (ii) Graymark shall have received a certificate dated as of the Closing to such effect signed by the SH Sellers, the RX Sellers, SH and RX. The disclosure schedules of the SH Sellers and the RX Sellers shall be acceptable to Graymark.

(b)           Agreements and Covenants. The SH Sellers, the RX Sellers, SH and RX shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing, and Graymark shall have received a certificate dated as of the Closing to such effect signed by each of the SH Sellers, the RX Sellers, SH and RX.

(c)           Consents Obtained. All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the SH Sellers, the RX Sellers, SH and RX  for the authorization, execution and delivery of this Agreement, the consummation by them of the Exchange and the other transactions contemplated hereby and the continuation in full force and effect

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of any and all material rights, documents, agreements or instruments of SH and RX shall have been obtained and made, except where the failure to receive such consents, waivers, approvals, authorizations or orders would not reasonably be expected to have a Material Adverse Effect on Graymark or SH or RX  following consummation of the Exchange.

6.3           Additional Conditions to Obligations of SH and RX Sellers. The obligations of the SH Sellers and the RX Sellers  to effect the Exchange are also subject to the following conditions:

(a)           Representations and Warranties. (i) The representations and warranties of Graymark contained in this Agreement and the Graymark Disclosure Schedule shall be true and correct in all respects on and as of the Closing with the same force and effect as if made on and as of the Closing, except for (A) changes contemplated by this Agreement, (B) those representations and warranties which address matters only as of a particular date (which shall have been true and correct as of such date, subject to clause (C)), or (C) where the failure to be true and correct could not reasonably be expected to have a Material Adverse Effect, and (ii) the SH Sellers and RX Sellers  shall have received a certificate dated as of the Closing to such effect signed by the Chief Executive Officer of Graymark. The disclosure schedules of Graymark shall be acceptable to the SH Sellers and the RX Sellers.

(b)           Agreements and Covenants. Graymark shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing, and the SH Sellers and RX Sellers shall have received a certificate dated as of the Closing to such effect signed by the Chief Executive Officer of Graymark.

(c)           Consents Obtained. All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Graymark for the authorization, execution and delivery of this Agreement, the consummation by it of the transactions contemplated hereby and the continuation in full force and effect of any and all material rights, documents, agreements or instruments of Graymark shall have been obtained and made by Graymark, except where the failure to receive such consents, waivers, approvals, authorizations or orders could not reasonably be expected to have a Material Adverse Effect on Graymark.

(d)           Approval by Graymark Shareholders. This Agreement and the First Amendment of the Certificate of Incorporation of Graymark, attached hereto as Exhibit A, shall have been approved by the holders of a majority of the outstanding Graymark Common Stock.

(e)           Execution of Note Conversion and Prepayment Agreement.  On or before Closing, receipt of the Note Conversion and Prepayment Agreement, duly executed by Graymark and SXJE, LLC, attached hereto as Exhibit C.

(f)            The shares of Graymark Common Stock to be issued to the SH Sellers and RX Sellers shall, in the aggregate, equal 87% of the issued and outstanding shares of Graymark Common Stock immediately following Closing, or such lesser amount as shall be approved by the SH Sellers and RX Sellers in their sole discretion.

ARTICLE VII

TERMINATION

7.1           Termination. This Agreement may be terminated at any time prior to the Closing, notwithstanding approval thereof by the shareholders and Board of Directors of Graymark:

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                                (a)           by mutual written consent the SH Sellers and the RX Sellers and that of Graymark as duly authorized by the Board of Directors of Graymark; or

                                (b)           by either Graymark or the SH Sellers or RX Sellers (or any of them) if the Exchange shall not have been consummated by December 31, 2007, (provided that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Exchange to occur on or before such date); or

                                (c)           by either Graymark or the SH Sellers or the RX Sellers (or any of them) if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued a non-appealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Exchange (provided that the right to terminate this Agreement under this Section 7.1(c) shall not be available to any Party who has not complied with its obligations under Section 5.3 and such noncompliance materially contributed to the issuance of any such order, decree or ruling or the taking of such action); or

                                (d)           by either Graymark or the SH Sellers and the RX Sellers (or any of them), if any representation or warranty of the SH Sellers and RX Sellers, or Graymark, as may be applicable, set forth in this Agreement shall be untrue when made, such that the conditions set forth in Section 6.2(a) or 6.3(a), as the case may be, would not be satisfied (a “Terminating Misrepresentation”); provided, however, that, if such Terminating Misrepresentation is curable by the SH Sellers or RX Sellers or Graymark, as the case may be, through the exercise of their or its commercially reasonable efforts and for so long as the SH Sellers, RX Sellers or Graymark, as the case may be, continues to exercise such reasonable efforts, neither Graymark nor the SH Sellers or RX Sellers, respectively, may terminate this Agreement under this Section 7.1(d); or

                                (e)           by Graymark if any representation or warranty of the SH Sellers or RX Sellers, (or any of them) shall have become untrue (including but not limited to by virtue of a change after the execution of this Agreement but prior to Closing as set forth in  the Seller Disclosure Schedule as amended to the date of Closing) such that the condition set forth in Section 6.2(a) would not be satisfied (a “Seller Terminating Change”), or by the SH Sellers or RX Sellers if any representation or warranty of Graymark (including but not limited to by virtue of a change after the execution of this Agreement but prior to Closing as set forth in  the Graymark Disclosure Schedule as amended to the date of Closing) shall have become untrue such that the condition set forth in Section 6.3(a) would not be satisfied (a “Graymark Terminating Change” and together with an Seller Terminating Change, a “Terminating Change”), in either case other than by reason of a Terminating Breach (as hereinafter defined); provided, however, that if any such Terminating Change is curable by the SH Sellers, the RX Sellers or Graymark, as the case may be, through the exercise of their or its commercially reasonable efforts, and for so long as the SH Sellers, RX Sellers or Graymark, as the case may be, continues to exercise such commercially reasonable efforts, neither Graymark nor the SH Sellers or RX Sellers respectively, may terminate this Agreement under this Section 7.1(e); or

                                (f)            by Graymark or the SH Sellers or RX Sellers (or any of them)  upon a breach of any covenant or agreement on the part of the SH Sellers or RX Sellers or Graymark, as may be applicable, set forth in this Agreement, such that the conditions set forth in Sections 6.2(b) or 6.3(b), as the case may be, would not be satisfied (a “Terminating Breach”); provided, however, that, if such Terminating Breach is curable by the SH Sellers, RX Sellers or Graymark, as the case may be, through the exercise of their or its commercially reasonable efforts and for so long as the SH Sellers, RX Sellers  or Graymark, as the case may be, continues to exercise such commercially reasonable efforts, neither

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Graymark nor the SH Sellers or RX Sellers , respectively, may terminate this Agreement under this Section 7.1(f).

                7.2           Effect of Termination. Notwithstanding any provision of this Agreement to the contrary, in the event of the termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void and there shall be no liability on the part of any Party or of any of its Affiliates, members, managers, directors, officers, partners or stockholders except as set forth in Section 7.3..

                7.3           Costs and Expenses. (a) Except as otherwise provided in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses, whether or not the Exchange is consummated, including without limitation the costs and expenses attributable to the preparation of audited and unaudited financial statements of SH and RX; provided, however, in the event the Exchange shall be consummated, all such fees and expenses shall be paid by Graymark.

                                (b)           Upon termination of this Agreement by either Graymark, the SH Sellers or RX Sellers as a result of the application of Section 7.1(d), (e) or (f), the Party at fault (the SH Sellers or the RX Sellers on the one hand or Graymark on the other hand) shall reimburse the other Party for all of its proven out of pocket expenses incurred in connection with this Agreement, in any event not to exceed  $75,000 and no Party shall be liable to any other Party in excess of that amount for any reason, including but not limited to a breach of this Agreement resulting in the termination of this Agreement.

ARTICLE VIII

GENERAL PROVISIONS

                8.1           Effectiveness of Representations, Warranties and Agreements. (a) Except as otherwise provided in this Section 8.1, the representations, warranties, covenants and agreements of each Party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other Party, any Person controlling any such Party or any of their officers, directors or representatives, whether prior to or after the execution of this Agreement. Notwithstanding the above sentence or any provision of this Agreement (or any certificate delivered in connection therewith), the representations, warranties and agreements in this Agreement and in the Graymark Disclosure Schedule and Seller Disclosure Schedule shall terminate at the Closing or upon the termination of this Agreement pursuant to Section 7.1, as the case may be, and be of no further force or effect and shall not survive, except that the covenants and agreements set forth in Article I and Sections 5.4 and 5.6 shall survive the Closing and those set forth in Section 7.3 shall survive termination of this Agreement pursuant to Section 7.1. No Party shall have any claim against or liability to any other party as a result of any breach of a representation, warranty, certificate or agreement set forth in this Agreement after Closing, except as provided in Article I and Section 7.3, 5.4 or 5.6.

                                (b)           Any disclosure made with reference to one or more Sections of the Seller Disclosure Schedule or the Graymark Disclosure Schedule shall be deemed disclosed with respect to each other section therein as to which such disclosure is relevant provided that such relevance is reasonably apparent. Disclosure of any matter in the Seller Disclosure Schedule or the Graymark Disclosure Schedule shall not be deemed an admission that such matter is material.

                8.2           Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the Parties at the following addresses or sent by electronic transmission, with

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confirmation received, to the facsimile numbers specified below (or at such other address, facsimile or telephone number or other Person’s attention for a Party as shall be specified by like notice):

(c) If to Graymark:

Graymark Productions, Inc.
920 Corporate Tower
101 North Robinson
Oklahoma City, Oklahoma 73102
Facsimile No.: (405) 601-4550
Telephone No.: (405) 601-5300
Attention: John Simonelli, Chief Executive Officer

With a copy to:

Dunn Swan & Cunningham
2800 Oklahoma Tower
210 Park Avenue
Oklahoma City, Oklahoma 73102
Facsimile No.: (405) 235-8318
Telephone No.: (404) 235-9605
Attention: Michael E. Dunn, Esq.

(d) If to the SH Sellers or RX Sellers to:

Greg Luster c/o
900 Corporate Tower
101 North Robinson
Oklahoma City, Oklahoma 73102
Facsimile No.: (405) 239-2258
Telephone No.: (405) 239-2250

AND

Lewis P. Zeidner
5500 Wayzata Boulevard, Suite 210
Golden Valley, MN 55416
Tel: 763.392.1781
Fax: 763.647.1137

                8.3           Certain Definitions. For purposes of this Agreement, other than Sections 2.13 and 3.14, the term:

                                (a)           “Affiliates” means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person;

                                (b)           “Business Day” means any day other than a day on which banks in New York or Oklahoma City are required or authorized to be closed;

                                (c)           “Code” means the Internal Revenue Code of 1986, as amended.

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                                (d)           “Control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise;

                                (e)           “Material Adverse Effect” means any change, effect or circumstance that, individually or when taken together with all other such changes, effects or circumstances that have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, operations, assets (including intangible assets), condition (financial or otherwise), liabilities or results of operations of SH, the SH Affiliates,RX or Graymark and its Subsidiaries, as the case may be, taken as a whole in the case of Graymark and its Subsidiaries or SH, the SH Affiliates and RX and their Subsidiaries.

                                (f)            “Ordinary Course of Business” means the ordinary course of business consistent with past practice (including with respect to frequency and amount).

                                (g)           “Organizational Documents” refers to the articles or certificate of incorporation and bylaws of a corporation, the articles or certificate of organization and operating agreement of a limited liability company, the limited or general partnership agreement of a partnership, the joint venture agreement of a joint venture, the trust agreement of a trust or with respect to any other type of entity, the organizational and formation documents thereof.

                                (h)           “Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity or group (as defined in Section 13(d)(3) of the Exchange Act); and

                                (i)            “Subsidiary” or “Subsidiaries” of S H, RX, Graymark or any other Person means any corporation, partnership, limited liability company, or other legal entity of which S H, RX, Graymark or such other Person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, more than 10% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

                8.4           Amendment. This Agreement may only be amended pursuant to a written instrument by signed by all of the Parties and approved by the Board of Directors of Graymark at any time prior to the Closing.

                8.5           Waiver. At any time prior to and at the Closing, the SH Sellers and the RX Sellers on the one hand and Graymark on the other hand, may with respect to any other Party (a) extend the time for the performance of any of the obligations or other acts, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. For purposes of this Agreement, time shall be of the essence.

                8.6           Headings; Construction. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement (a) words denoting the singular include the plural and vice versa, (b) “it” or “its” or words denoting any gender include all genders, (c) the word “including” shall mean “including without limitation,” whether or not expressed, (d) any reference to a statute shall mean the statute and any

39

regulations thereunder in force as of the date of this Agreement or the Closing, as applicable, unless otherwise expressly provided, (e) any reference herein to a Section, Article or Schedule refers to a Section or Article of or a Schedule to this Agreement, unless otherwise stated, (f) when calculating the period of time within or following which any act is to be done or steps taken, the date which is the reference day in calculating such period shall be excluded and if the last day of such period is not a Business Day, then the period shall end on the next day which is a Business Day and (g) any reference to a Party’s “best efforts” or “reasonable efforts” shall not include any obligation of such Party to pay, or guarantee the payment of, money or other consideration to any third party or to agree to the imposition on such Party or its Affiliates of any condition reasonably considered by such Party to be materially burdensome to such Party or its Affiliates.

                8.7           Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent reasonably possible.

                8.8           Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof, except as otherwise expressly provided herein.

                8.9           Assignment. This Agreement shall not be assigned by operation of law or otherwise, except that all or any of the rights of Graymark hereunder may be assigned to any direct, wholly-owned Subsidiary of Graymark provided that no such assignment shall relieve the assigning Graymark of its obligations hereunder. In the event of assignment, Graymark guarantees the full and punctual performance by its Subsidiary of all the obligations hereunder of Graymark.

                8.10         Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation, other than Section 5.4 (which is intended to be for the benefit of the Indemnified Parties and may be enforced by such Indemnified Parties).

                8.11         Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any Party in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                8.12         Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Oklahoma applicable to contracts executed and fully performed within the State of Oklahoma.

                8.13         Counterparts. This Agreement may be executed in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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                8.14         WAIVER OF JURY TRIAL. EACH OF THE SH SELLERS, RX SELLERS, SH AND RX AND GRAYMARK HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                8.15         Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the Parties in the courts of the State of Oklahoma, County of Oklahoma and each of the Parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.

[REMAINER OF PAGE INTENTIONALLY BLANK WITH SIGNATURE PAGE FOLLOWING.]

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IN WITNESS WHEREOF, Graymark, SH, RX, the SH Sellers and RX Sellers have caused this Agreement to be executed as of the date first written above and in the case of Graymark by its officer thereunto duly authorized.

“Graymark”	Graymark Productions, Inc.

	By:	/S/JOHN SIMONELLI
John Simonelli, Chief Executive Officer

“SH”	SDC Holdings, LLC

	By:		/S/VAHID SALALATI
Vahid Salalati, Manager

By: SN Manager, LLC, a Manager

	By:	/S/STANTON NELSON
Stanton Nelson, Manager

“SH Sellers”	SDOC Investors, LLC

		BY:	/S/STANTON NELSON
Stanton Nelson, Manager

		By:	/S/ROY T. OLIVER
Roy T. Oliver, Manager

/S/VAHID SALALATI
Vahid Salalati

/S/GREG LUSTER
Greg Luster

/S/KEVIN LEWIS
Dr. Kevin Lewis

/S/ROGER ELY
Roger Ely

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“RX”	Apothecary Rx, LLC

	By:	/S/LEWIS P. ZEIDNER
Lewis P. Zeidner, Manager

	By:	/S/STANTON NELSON
Stanton Nelson, Manager

“RX Sellers”	Oliver RX Investors, LLC

		By:	/S/STANTON NELSON
Stanton Nelson, Manager

		By:	/S/ROY T. OLIVER
Roy T. Oliver, Manager

/S/LEWIS P. ZEIDNER
Lewis P. Zeidner

/S/MICHAEL GOLD
Michael Gold

/S/JAMES A. COX
James A Cox

/S/JOHN FRICK
John Frick

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SCHEDULE 1.1

Oliver Company Holdings, LLC	33,875,730
Lewis P. Zeidner	17,340,000
Stanton Nelson	12,861,180
Vahid Salalati	9,690,000
Greg Luster	9,690,000
William R. Oliver	8,213,040
Kevin Lewis	4,080,000
John B. Frick Revocable Trust	1,783,980
Roger Ely	1,530,000
James A. Cox	1,275,000
Michael Gold	1,020,000
Katrina J. Martin Revocable Trust	641,070

Total:	102,000,000

Graymark Disclosure Schedule

Section 3.2(c) – The following sets forth a complete and correct list of all stock options, warrants and other rights to receive Graymark Common Stock:

		Exercise	Expiration
Holder	Shares	Price	Date

Warrants issued to private placement holders	2,980,000	$2.00	10/30/2008
Underwriter warrants issued to ViewTrade Financial	443,250	$1.10	10/30/2008
Convertible debt warrants issued to SXJE, LLC	500,000	$0.50	8/5/2010
Convertible debt warrants issued to SXJE, LLC	500,000	$0.50	10/25/2010
Convertible debt warrants issued to SXJE, LLC	500,000	$0.50	3/15/2012

Total warrants	4,923,250

Peter Hoffman options	100,000	$1.25	10/30/2008
Director options	80,000	$1.10	12/31/2009
Officer options	60,000	$1.10	12/31/2009
Director options	80,000	$0.75	9/30/2011
Officer options	60,000	$0.75	9/30/2011
Employee options (exercisable beginning 10/1/2007)	20,000	$0.75	9/30/2012

Total options	400,000

Total warrants and options	5,323,250

Section 3.3(a) and (b) – The following details the subsidiaries of Graymark along with the respective percentage of ownership held by Graymark:

	Capital	Minority
Subsidiary	Ownership	Interests

Graymark Productions, LLC	100%	—%
Out of the Blue Productions, LLC	50%	—%
The Hunt, The Motion Picture LLC	100%	35%
Surveillance, The Motion Picture LLC	100%	50%
Soul’s Midnight LLC	100%	75%
Fingerprints LLC	100%	65%

Section 3.4 – There are no commitments to issue capital stock except for the warrants and options detailed in Section 3.2(c).

Section 3.6 – None

Section 3.11 – None

Section 3.12(b) – Graymark has minority arrangements associated with the following motion pictures that are treated as partnerships for income tax purposes:  The Hunt, Surveillance, Soul’s Midnight and Fingerprints.

Section 3.13 – None

Section 3.15 – None

Section 3.16 – None

Section 3.18 – None

Section 3.19 – None

Section 3.20(a)(i) – None

Section 3.20(a)(ii) – None

Section 3.20(a)(iii) – Graymark leases it’s corporate office space under an 12 month unwritten lease at a monthly rate of $2,388.

Section 3.20(a)(iv) – None

Section 3.20(a)(v) – None

Section 3.20(a)(vi) – None

Section 3.20(a)(vii) – None

Section 3.20(a)(viii) – None

Section 3.20(a)(ix) – None

Section 3.21 – None

Section 3.23 – None

Section 3.25 – None

Section 3.28 – The following details the bank accounts of Graymark and its subsidiaries:

Account Description	Bank	Account #

Graymark – Operating	BancFirst	385025288
Graymark – Money market	BancFirst	385025640
Graymark – Money market	Valliance	107000184
Graymark – Project account	BankFirst	4005111408
Out of the Blue – Operating	City National	112203826
The Hunt – Operating	BancFirst	4005089690
Surveillance – Operating	BancFirst	4005092306
Soul’s Midnight – Operating	BancFirst	4005096891
Fingerpringts – Operating	BancFirst	4005100872

Section 3.30 – The following sets forth a complete list of the motion picture distributors currently used by Graymark:

Movie	Domestic	Foreign	Broadcast

Cloud 9	20th Century Fox	Lakeshore Entertainment	Pinnacle
The Hunt	Image Entertainment	American World Pictures (“AWP”)	AWP
Surveillance	Image Entertainment	AWP	AWP
Soul’s Midnight	Image Entertainment	AWP	AWP
Fingerprints	Image Entertainment	None	None

Exhibit A

FIRST AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

GRAYMARK PRODUCTIONS, INC.

Graymark Productions, Inc., an Oklahoma corporation (this “Corporation”), does hereby certify:

1.  Graymark Productions, Inc., an Oklahoma corporation, was incorporated on August 18, 2003.

2.  This First Amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 77 and 80 of the Oklahoma General Corporation Act (the “Act”).

3.  Articles FIRST, SECOND and FOURTH of this Corporation’s Certificate of Incorporation is hereby amended to read in its entirety as follows:

FIRST:  The name of the Corporation is Graymark Healthcare, Inc.”

FOURTH:  The total number of shares of Common Stock which this Corporation shall have authority to issue is Five Hundred Million (500,000,000) shares.  The par value of each such share of Common Stock shall be One-Hundredth of One Cent ($0.0001), amounting in the aggregate to Fifty Thousand Dollars ($50,000).  The shares of Common Stock shall have no preemptive or preferential rights of subscription concerning further issuance or authorization of the Corporation’s shares of Common Stock.  Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, on any matter upon which holders of Common Stock are entitled to vote.

The total number of shares of Preferred Stock which this Corporation shall have authority to issue is Ten Million (10,000,000) shares.  The par value of each such share of Preferred Stock shall be One-Hundredth of One Cent ($0.0001), amounting in the aggregate to One Hundred Dollars ($1,000).  The Preferred Stock may be issued from time to time in one or more series and (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) shall have such other relative, participating, optional or special rights, qualifications, limitations or restrictions thereof as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

At any time and from time to time when authorized by resolution of the Board of Directors and without any action by its shareholders, the Corporation may issue or sell any shares of its stock of any class or series, whether out of the unissued shares thereof authorized by the Certificate of Incorporation as originally filed, or by an amendment thereof, and whether or not the shares thereof so issued or sold shall confer upon the holders thereof the right to exchange or convert such shares for or into other shares of stock of the Corporation of any class or classes or any series thereof.  When similarly authorized, but without any action by its shareholders, the Corporation may issue or grant rights, warrants or options, in bearer or registered or such other form as the Board of Directors may determine, for the purchase of shares of the stock of any class or series of the Corporation within such period of time, or without limit as to time, to such aggregate number of shares, and at such price per share, as the Board of Directors may determine.  Such rights, warrants or options may be issued or granted separately or in connection with the issue of any bonds, debentures, notes, obligations or other evidences of indebtedness or shares of the stock of any class or series of the Corporation and for such consideration and on such terms and conditions as the Board of Directors, in its sole discretion, may determine.  In each case, the consideration to be received by the Corporation for any such shares so issued or sold shall be such as shall be fixed from time to time by the Board of Directors.

4.  In all other respect this Corporation’s Certificate of Incorporation remains as set forth in the Second Amended and Restated Certificate of Incorporation of this Corporation.

IN WITNESS WHEREOF, this Corporation has caused this First Amendment to the Certificate of Incorporation to be signed by its Chief Executive Officer and attested by its Secretary this               day of                   , 2007.

GRAYMARK PRODUCTIONS, INC.

By:
John Simonelli
Chief Executive Officer
ATTEST:

Mark R. Kidd, Secretary

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

                THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into this          day of                        2007 by and between Graymark Productions, Inc., an Oklahoma corporation (the “Company”), and Oliver Company Holdings, LLC, an Oklahoma limited liability company, Stanton Nelson, Vahid Salalati, Greg Luster, William R. Oliver, Kevin Lewis, Roger Ely, Lewis P. Zeidner, Mike Gold, and James Cox, each an individual, and Katrina J. Martin Revocable Trust and John B. Frick Revocable Trust (each referred to as the “Shareholder” and collectively with the Company as the “parties” or individually the “party”).

                Background.  On the              day of November 2007, the Company and Shareholder entered into the Exchange Agreement (the “Exchange Agreement”), pursuant to which Shareholder exchanged his equity interests in Sleep Holdings, LLC and ApothecaryRX, LLC, both Oklahoma Limited Liability Companies for the Company’s common stock, $.0001 par value per share (the “Common Stock”).

                In consideration of the background of the transactions and the mutual covenants and agreements set forth in this Agreement, the parties hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                1.  Definitions.  As used herein, unless the context otherwise requires, the following terms shall have the following respective meanings:

                Commission:  The Securities and Exchange Commission or any other governmental authority at the time administering the Securities Act or the Exchange Act.

                Exchange Act:  The Securities Exchange Act of 1934, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.  References to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar or successor federal statute.

                Person:  A corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a trust or estate, an unincorporated organization, or a government or any department or agency thereof.

                Registrable Securities:  (i) Any shares of Common Stock issued to and received by Shareholder under the terms of or in conjunction with the Exchange Agreement, and (ii) any securities issued or issuable with respect to any Common Stock referethe Shareholder in the foregoing clause by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.  As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities, unless such securities are not sold pursuant to such registration as a result of non-compliance by the Company with this Agreement, upon (x) a registration statement with respect to the sale of such securities shall have been declared effective by the Commission, (y) the securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of the securities shall not require registration or qualification under the Securities Act or any similar state law then in force, or (z) the securities shall have ceased to be outstanding.

                Registration Expenses:  All expenses incident to the Company’s performance of or compliance with Section 2 of this Agreement, including without limitation all registration, filing and listing or

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NASDAQ fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of the Company’s independent public accountants, including without limitation the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, the fees and disbursements of any counsel retained by the holder or holders of the Registrable Securities being registered, premiums and other costs of policies of insurance, if any, against liabilities arising out of the public offering of the Registrable Securities being registered, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the Registrable Securities being registered.

                Securities Act:  The Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.  References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar or successor federal statute.

                2.  Registration under Securities Act.

                2.1  Right to Include Registrable Securities.  In the event the Company at any time proposes to registered any of its securities under the Securities Act (other than by registration on Form S-8 or Form S-4 or any successor or similar form), whether or not for sale for the Company’s own account, each such time the Company shall give prompt written notice (the “Registration Notice”) to all holders of Registrable Securities of the Company’s intention to register its securities under the Securities Act, of the intended method of disposition of such securities, and of such holder’s or holders’ rights under this Section 2.1.  Upon the written request of any such holder made within 15 days after the receipt of such Registration Notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof, that can be by an underwritten offering, even if such was not intended by the Company), subject to the provisions of this Agreement, the Company will use its best efforts to have obtain an order of effectiveness from the Commission covering the  registration of those Registrable Securities that the Company has been requested to register by the holder or holders of Registrable Securities to the extent necessary to permit the disposition in accordance the intended method or methods of the Registrable Securities to be registered.

                2.2  Mandatory Registration of Registrable Securities.  The Company shall use its best efforts to file a Form S-3 registration statement under the Securities Act covering the Registrable Securities within six months after issuance to and receipt by the Shareholder of the Registrable Securities.  The Company shall use its best efforts to have such registration declared effective by the Commission at the earliest practicable time.  The Company shall maintain effectiveness of such registration until such time that the Registrable Securities covered by such registration may be sold by the Shareholder without registration under the Securities Act.

                2.2  Priorities of Underwriter or Company.

                2.2.1  Underwritten Registration.  In the event (i) a registration pursuant to Section 2 involves an underwritten offering of securities so being registered, whether or not for sale for the account of the Company, to be distributed by or through one or more underwriters under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be registered for sale for the account of a holder or holders of Registrable Securities are not also to be included in such underwritten offering (because the Company has not been requested to include such Registrable Securities pursuant to Section 2.1),

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and (iii) the managing underwriter of such underwritten offering shall inform the Company and the holder or holders of Registrable Securities requesting such registration in writing of its belief that  the number of securities requested to included in such registration exceeds the number that can be sold in (or during the time of) such offering, then the Company may include all securities proposed by the Company to be sold for its own account and may decrease the number of Registrable Securities proposed to be sold and requested to be included in such registration (pro rata on the basis of the percentage of the securities of the Company, by number of shares, requested to included in the registration by the holder or holders of such Registrable Securities to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter.

                2.2.2  Company’s Right to Delay Registration.  In the event, at any time after giving the applicable Registration Notice pursuant to Section 2.1 and prior to the effective date of the registration statement under the Securities Act filed in connection with such registration, the Company shall determine for any reason, after consultation with the holder or holders of Registrable Securities that have requested inclusion in such registration, not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each such holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration; provided, however, that such determination by the Company shall be without prejudice to the rights of any holder or holders of Registrable Securities pursuant to Section 2 to include such holder’s or holders’ Registrable Securities in a subsequent registration by the Company, and (ii) in the case of a determination by the Company to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.  The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to Section 2.

                2.3  Registration Procedures.  Whenever the Company is required to used its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2, the Company, as expeditiously as possible, will:

                (i)  with respect to the registration of Registrable Securities under the Securities Act prepare and (as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration and, thereafter, use its best efforts to cause such registration to become effective; provided however, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement under the Securities Act or under any state securities or blue sky laws relating thereto;

                (ii)  prepare and file with the Commission which amendments and supplements to the requisite registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time that all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement, but in no event for a period of nine consecutive months (or such longer period of time as permitted by the Securities Act) from the date on which the registration statement became effective under the Securities Act;

                (iii)  furnish to each seller of Registrable Securities covered by such registration statement (A) such number of conformed copies of such registration statement and such number of each amendment and supplement thereto (in each case including all exhibits), (B) such number of copies of the prospectus contained in such registration statement (including preliminary prospectus and any summary prospectus)

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and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and (C) such other documents, as such seller may reasonably request;

                (iv)  use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of each state that each seller of Registrable Securities shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect (subject to Section 2.3(ii)), and take any other action that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such states of the securities owned by such seller, except that the Company shall not for any such purpose be required to either qualify generally to do business as a foreign corporation, or subject itself to taxation in any jurisdiction wherein it would not, but for the requirements of this subsection (iv), be obligated to be so qualified or subject to taxation or to consent to general service of process in any such jurisdiction or to any material restrictions on the conduct of the Company’s business, or any restrictions on payments to any of the Company’s shareholders, or require the escrow, “lockup” or placing of any restrictions on the sale and disposition of securities of the Company (other than as may have been previously imposed or existed immediately before the effective date of the registration statement under the Securities Act) held of record by any of the Company’s officers, directors or controlling Persons that is not a seller of Registrable Securities;

                (v)  use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such registrable Securities;

                (vi)  furnish to each seller of Registrable Securities a signed counterpart, addressed to each seller (and the underwriters, if any) of

(A)  an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten  offering, dated the date of the closing under the underwriting agreement) reasonably satisfactory in form and substance to such seller, and

(B)  in the event the offering is underwritten, a “comfort” letter, dated the effective date of such registration statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants’ letter, with respect to the events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants’ letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller or such holder or holders (or the underwriters, if any) may reasonably request;

                (vii)  notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements in this agreement not

4

misleading in the light of the circumstances under which they were made, and at the request of any such seller or holder promptly prepare and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances under which they were made;

                (viii)  otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, a historical earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month of the first full fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any amendment or supplement to the registration states to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules or regulations thereunder;

                (ix)  provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                (x)  uses its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Common Stock is then listed or quoted on a recognized quotation service which also provides quotations of the Common Stock.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

                Each holder of Registrable Securities agrees, as a condition of this Agreement, that, upon receipt of any notice form the Company of the happening of any event of the kind described in Section 2.3(vii), (i) such holder will forthwith discontinue such holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3(vii), (ii) such holder will promptly deliver copies of such supplemented or amended prospectus to each purchaser or potential purchaser to whom such holder had delivered the prospectus prior to such supplementation or amendment, and (iii) if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                2.4  Underwritten Offerings.  If the Company at any time proposes to register any of its securities under the Securities Act, as contemplated by Section 2, and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 2.1 and subject to the provisions of this Section 2.4, arrange for such underwriters to include all of the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters.   In the event that the managing underwriter of any underwritten offering informs the Company and the holder or holders of Registrable Securities requesting the inclusion of their securities in such offering in writing of its belief that the number of securities requested to be sold in such offering exceeds the number which can be sold in such offering, then the

5

Company will include in such offering only securities proposed to be sold by Company for its own account and decrease the number of Registrable Securities so proposed to be sold and requested to be included in such offering (pro rata on the basis of the percentage of the securities, by number of shares, of the Company requested to be included in the offering by the holder or holders of such Registrable Securities and all other holders of the Company’s securities proposing to include shares in such offering) to the extent necessary to reduce the number of securities to be included in such offering to the level recommended by the managing underwriter.  The holder or holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and any necessary or appropriate customary agreements, shall execute appropriate powers of attorney, and may at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holder or holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holder or holders of Registrable Securities.  Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representatives, warranties and agreements regarding such holder, such holder’s Registrable Securities and such holder’s intended method of distribution and any other representation required by law.

                2.5  Preparation; Reasonable Investigation.  In connection with the preparation and filing of each registration statement under the Securities Act covering Registrable Securities, the Company will give the holder or holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto, and will give each of them such access to the Company’s books and records and such opportunities to discuss the business of the Company with its offices and independent public accounts who have certified its financial statements as shall be necessary, in the opinion of such holders’ and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                2.6  Indemnification.

                2.6.1  Indemnification by the Company.  In the event of any registration of any securities of the Company under the Securities Act, the Company hereby agrees and will indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, it directors, officers, representatives and agents, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director, officer, representative, agent, underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will indemnify such seller and each such director, officer, representative, agent, underwriter and controlling Person for any legal or there expenses reasonably incurred by them in connection with investigation or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises

6

out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company by such seller specifically stating that it is for use in the preparation thereof; and provided further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or mission was contained in such final prospectus.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, representative, agent, underwriter or controlling Person shall survive the transfer of such securities by such seller.

                2.6.2  Indemnification by the Sellers.  The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.3 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.6.1 hereof) the Company, each director, officer, representative and agent of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by such seller for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, representative, agent, or controlling Person and shall survive the transfer of such securities by such seller.

                2.6.3  Notices of Claims and Procedure.  Promptly after receipt by an indemnified Person of notice of the commencement of any action or proceeding involving a claim referenced in Section 2.6.1 or 2.6.2, such indemnified Person will, if a claim in respect thereof is to be made against an indemnified party, give written notice to the indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified Person to give notice as provided in this Section shall not relieve the indemnifying party of its obligations under Section 2.6.1 or 2.6.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified Person, unless in such indemnified Person’s reasonable judgment a conflict of interest between such indemnified Person and such indemnifying party may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified Person, and after notice from the indemnifying party to such indemnified Person of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified Person for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation.  If, in such indemnified Person’s reasonable judgment a conflict of interest does or may exist in respect of such claim, the indemnified Person or Persons shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified Person or Persons, in which case the indemnifying party shall bear the costs of such defense.  No indemnifying party shall, without the consent of the indemnified Person, consent to the entry of any judgment or enter into any

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settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified Person of a release from all liability with respect so such claim or litigation and otherwise in form and substance satisfactory to the indemnified Person.  The indemnifying party shall not be required to indemnify any indemnified Person against any settlement or judgment that shall be consented to by an indemnified Person without the consent of the indemnified party.

                2.6.4  Other Indemnification.  Indemnification similar to that specified in Sections 2.6.1, 2.6.2 and 2.6.3 hereof (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under federal or sate law or regulation of any governmental authority other than the Securities Act.

                2.6.5  Indemnification Payments.  The indemnification required by this Section 2.6 shall be made by prompt payments of the amounts thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                2.6.6  Contribution.  If any of the indemnification provisions provided for in this Section 2.6 are determined to be unenforceable or unavailable to an indemnified Person in respect of any claim or action, then each indemnifying party, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such claims in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified Person from the registration statement, but also the relative fault of the indemnified Person and the indemnifying party in connection with the statements or omissions which resulted in such claim or action as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and the indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the information supplied by the indemnifying party or by the indemnified Person and their relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Person in connection with investigation or defending any action or claim.  No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person that is not guilty of such fraudulent misrepresentation.

                2.7  Adjustments Affecting Registrable Securities.  The Company will not effect or permit to occur any combination or subdivision of shares which would materially adversely affect the ability of the holder of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 2 or the marketability of such Registrable Securities under any such registration.

                3.  Rules 144 and 144A.  The Company represents and warrants to the Shareholder that it has filed registration statements pursuant to the requirements of Section 12(g) of the Exchange Act and/or pursuant to the requirements of the Securities Act, and has filed the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder.  The Company will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration provided by (i) Rules 144 and 144A under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.  Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

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                4.  Amendments and Waivers.  This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of more than a majority of the Registrable Securities at the time outstanding; provided, however, if such amendment, action or omission to act would adversely affect the rights of any holder of Registrable Securities, no consent thereto shall be effective without the concurrence of each holder who would be adversely affected thereby.  Each holder of Registrable Securities at the time or thereafter outstanding shall be bound by a consent obtained by the Company given by the holder or holders of the Registrable Securities pursuant to this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.

                5.  Notices.  All notices and other communications required or permitted hereunder shall be in writing, and shall be deemed to have been delivered on the date delivered by hand or transmitted by telegram, facsimile or by similar means, on the first day following the day when sent by recognized courier or overnight delivery service (fees prepaid), or on the third day following the day when deposited in the U. S. mail, registered or certified (postage prepaid), addressed (i) if to the holder or holders of the Registrable Securities, to the attention of each Person at the address set forth in the stock records of the Company or such address, or to the attention of such other Person or Persons, as the holder or holders of the Registrable Securities shall have furnished to the Company in writing, or (ii) if to the Company, 101 North Robinson, Suite 920, Oklahoma City, Oklahoma 73102, to the attention of its Chief Executive Officer, or such other address, or to the attention of such other Person or Persons, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding; provided, however, that any such communication to the Company may also, at the option of the holder of Registrable Securities giving notice, be delivered by personal delivery to any officer of the Company.

                6.  Assignment.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.  In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Shareholder shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities who has executed a copy of this Agreement or otherwise indicated its agreement to be bound hereby.

                7.  Descriptive Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  In this Agreement

(i) words denoting the singular include the plural and vice versa,

(ii) “it” or “its” or words denoting any gender include all genders,

(iii) the word “including” shall mean “including without limitation,” whether or not expressed,

(iv) any reference to a statute shall mean the statute and any regulations thereunder in force as of the date of this Agreement, unless otherwise expressly provided,

(v) any reference in this Agreement to a subparagraph, a subsection, or a Section refers to a subparagraph, a subsection, or a Section of this Agreement, unless otherwise specifically stated,

(vi) when calculating the period of time within or following which any act is to be done or steps taken, the date that is the reference day in calculating such period shall be excluded and if the last day of such period is a day on which banks in Texas are required or authorized to be closed, then

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the period shall end on the next day that banks in Texas are not required or authorized to be closed and

(vii) any reference to a Party’s “best efforts” or “reasonable efforts” shall not include any obligation of such Party to pay, or guarantee the payment of, money or other consideration to any third Person or to agree to the imposition on such Party or its affiliates of any condition reasonably considered by such Party to be materially burdensome to such Party or its affiliates.

                8.  Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma, without regard to principles of conflicts of laws.

                9.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

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                IN WITNESS WHEREOF, the parties have executed and delivered this Agreement, or have caused this Agreement, or have caused this Agreement to be executed and delivered by their respective duly authorized officers, on the date first above written.

“Company”	GRAYMARK PRODUCTIONS, INC.

By:
John Simonelli, Chief Executive Officer

“Shareholder”

Roy T. Oliver

Stanton Nelson

Vahid Salalati

Greg Luster

Kevin Lewis

Roger Ely

Lewis P. Zeidner

Michael Gold

James A Cox

John B. Frick Revocable Trust

By:
John B. Frick, Trustee

Katrina J. Martin Revocable Trust

By:
Katrina J. Martin, Trustee

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EXHIBIT C

NOTE CONVERSION AND PREPAYMENT AGREEMENT

THIS NOTE CONVERSION AND PREPAYMENT AGREEMENT (this “Agreement”) dated and having an effective date (the “Effective Date”) of this           day of November 2007, between Graymark Productions, Inc., an Oklahoma corporation (“Graymark”) and SXJE, LLC, a limited liability company (“SXJE”).

RECITALS

1.  Pursuant to that certain Senior Promissory Note dated August 5, 2005, SXJE lent Graymark the principal sum of $750,000 (the “2005 August Note”) and on March           , 2007 SXJE and Graymark amended the 2005 August Note pursuant to the First Amendment to Senior Promissory Note Dated August 5, 2005 (the “2007 August Note Amendment”).

2.  Pursuant to that certain Senior Promissory Note dated October 25, 2005, SXJE lent Graymark the principal sum of $750,000 (the “2005 October Note”) and on March           , 2007 SXJE and Graymark amended the 2005 October Note pursuant to the First Amendment to Senior Promissory Note Dated October 25, 2005 (the “2007 October Note Amendment”).

3.  Graymark has entered into a letter of intent dated May 24, 2007 with Roy T. Oliver, Stanton Nelson and the minority equity owners of Sleep Disorder Centers, LLC and Advanced Medical Enterprises, LP (the “Oliver Group”) setting forth the basic terms of the acquisition of Sleep Holdings, LLC and ApothccaryRX, LLC by Graymark, subject to execution of a definitive exchange agreement (the “Proposed Acquisition”).

4.  In the event that Graymark and the Oliver Group consummate the Proposed Acquisition, at the same time Graymark desires to complete a private placement of its common stock shares for proceeds of $1,000,000, before deduction of offering costs (the “Private Placement Offering”).

5.  Both Graymark and SXJE desire to convert each $0.20 of the outstanding principal and accrued interest of the 2005 August Note (as amended pursuant to the 2007 August Note Amendment) into one common stock share of Graymark and retire and prepayment the outstanding principal and accrued interest of the 2005 October Note (as amended pursuant to the 2007 October Note Amendment) upon consummation of the Proposed Acquisition and release of the proceeds of the Private Placement Offering upon consummation of the Proposed Acquisition.

6.  As of the date of this Agreement, SXJE is the largest shareholder of Graymark and shall retain all right, title and interest in and to the Common Stock Purchase Warrant Agreements entered into by Graymark and SXJE in conjunction with the 2007 August Note Amendment and 2007 October Note Amendment (collectively, the “Amended Notes”).

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements contained in this Agreement, Graymark and SXJE hereby agree as follows:

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1.  Conversion and Prepayment of the Amended Notes.  Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, SXJE hereby agrees as follows:

1.1  Prepayment of 2005 October Note.  Within 10 days following the date that the Proposed Acquisition shall be completed and funds of the Private Placement Offering are released from escrow, Graymark hereby agrees to pay and SXJE agrees to accept full payment of the outstanding principal amount and accrued interest of the 2005 October Note (as amended pursuant to the 2007 October Note Amendment) and waives all rights of conversion of the 2005 October Note into common stock shares of Graymark and all other payments, other than principal and interest payments, that SXJE shall be entitled to receive pursuant to the 2005 October Note.

1.2  Conversion of 2005 August Note.  On the date that the outstanding principal and accrued interest of the 2005 August Note (as amended pursuant to the 2007 October Note Amendment) shall have been paid in full by Graymark pursuant to Section 1.1, the outstanding principal amount and accrued interest of the 2005 August Note (as amended pursuant to the 2007 August Note Amendment) shall automatically convert into common stock shares of Graymark at the rate of one common stock share for each $0.20 of the outstanding principal amount and accrued interest of the 2005 October Note.  As soon as reasonable practicable following the conversion, Graymark shall instruct the transfer agent and registrar of the common stock shares of Graymark to issue the common stock shares to SXJE.

1.3  Return of the Amended Notes as Fully Paid.  Upon prepayment and conversion of the Amended Notes and receipt of the common stock shares of Graymark by SXJE pursuant to this Section 1, SXJE shall cause the Amended Notes to be returned to Graymark with a legend place on the face of each Amended Note indicating “Fully Paid.”

2.  Investment Purpose and Intent.  SXJE hereby unconditionally represents and warrants to Graymark that:

2.1  Acknowledgment of Investment Risks. SXJE recognizes the speculative nature and risks of loss associated with conversion of the outstanding principal and accrued interest of the 2005 August Note into the common stock shares of Graymark and that SXJE may suffer a substantial loss of its investment in the common stock shares of Graymark.  In connection therewith, SXJE confirms that SXJE understands and has fully considered the risks involved in the investment in the common stock shares of Graymark.

2.2  Independent Investigation. SXJE confirms that, in making the decision to convert the outstanding principal and accrued interest of the 2005 August Note into the common stock shares of Graymark, SXJE has relied upon independent investigations made by SXJE and that SXJE has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, Graymark concerning the rights and privileges of the common stock shares of Graymark and the circumstances under which the common stock shares are to be issued.

2.3  Accredited Investor Representation. SXJE hereby represents to Graymark that SXJE is an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act of 1933, as amended, by the U.S. Securities and Exchange Commission.

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3.  Binding Effect.  The provisions of this Agreement shall be binding upon and inure to the benefit of each of SXJE and Graymark and as to SXJE its successors and assignees, and as to Graymark his assignees, heirs, and personal representatives.

4.  Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, among SXJE and Graymark, or any of them, with respect to the subject matter hereof, except as otherwise expressly provided herein.

5.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Michigan applicable to contracts executed and fully performed within the State of Michigan.

6.  Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

7.  Pronouns.  Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context required.

                                IN WITNESS WHEREOF, Graymark and SXJE have caused this Agreement to be executed as of the date first written above.

“Graymark”	GRAYMARK PRODUCTIONS, INC.
	By:	/s/ JOHN SIMONELLI
John Simonelli
Chief Executive Officer

“SXJE”	SXJE, LLC

	By:	/s/ SAM EYDE
Sam Eyde, Manager

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Exhibit D-1

Exhibit “D”

Zeidner Disclosure Schedule for ApothecaryRx, LLC

Note:   Agreement had two paragraphs numbered “2.1” the second 2.1 and subsequent numbered paragraphs have been renumbered sequentially in this document

Note:   All of the above documents are intended to be attached to this disclosure schedule; See CD Rom in Due Diligence Room:

1.	Norman Closing Documents – Deal Book (00156346).pdf

2.	Hapeth Executed Purchase Agreement and Associated Schedules.pdf

3.	Deal Book – Acquisition of Cox Pharmacy and Cox Pharmacy Keys (00164299).pdf

4.	Bollerjack Purchase Agreement and Associated Schedules.pdf

5.	Executed Red Wing Purchase Agreement and Schedules.pdf

6.	Barnes Pharmacy Deal Book (00178974).pdf

7.	ARx List of Banks.xls

8.	Cardinal Prime Vendor Agreement.pdf

9.	Revised Cardinal PVA February 2007.pdf

10.	Administaff Agreement.pdf

11.	Atomic Telephone Service – VoIP Agreement.pdf

12.	Pharmacists Mutual Business Owner’s Policy as of 7-3-2007.pdf

13.	Pharmacists Mutual Business Owner’s Excess Liability Umbrella Policy as of 7-3-2007.pdf

14.	Mutual Confidentiality Agreement.doc

15.	ARx Corporate Office Lease.pdf

16.	Administaff_401K_Summary_Plan_Descript.pdf

17.	Administaff 401K Annual Report

18.	Administaff Welfare Benefits.pdf

19.	Administaff Vision Certificate of Coverage.pdf

20.	Administaff UHC Dental Certificate of Coverage.pdf

21.	Administaff Medical Plan UHC Certificate of Coverage, Riders and Notices.pdf

22.	Administaff Health Plan Summary Description.pdf

23.	Cox Employment Offer.pdf

24.	Christianson Employment Offer.pdf

25.	Wank Employment Offer.pdf

26.	Barnes Employee Census –Prepop.pdf

27.	ARx Employee Census as of 8-26-2007.pdf

28.	Ken’s Discount Pharmacy regulatory.pdf

29.	Corner Medical Center Pharmacy Regulatory.pdf

30.	Red Wing Corner Drug Regulatory.pdf

31.	Bolerjack Discount Drug Regulatory.pdf

32.	Cox Pharmacy – Keys Regulatory.pdf

33.	Cox Pharmacy – Tahlequah Regulatory.pdf

34.	Hapeth South Regulatory.pdf

35.	Hapeth NW Regulatory.pdf

36.	Wolf’s Pharmacy Acquisition

2.1.                                           Limited Liability Company Organization. RX is in good standing and duly qualified or licensed as a foreign corporation to do business in the following jurisdictions: Oklahoma, Minnesota, Missouri, Wisconsin and Colorado.

Capitalization. The RX Operating Agreement anticipated that Zeidner could transfer part of his interests to executives and consultants:

10.9 Employee Incentives. Notwithstanding anything to the contrary herein, Lewis P. Zeidner may transfer part of his Units or options for such units, with or without voting rights, to the Company’s employees, consultants, advisors, contractors or agents pursuant to an equity incentive plan approved by the Company, with all such transferred Units to otherwise be subject to all terms of this Agreement.

To date four executives and one consultant have commitments for units or options for such units.

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1.     James A. Cox – Vice President for Operations – 1500 Units - options

2.     Grant A. Christianson – Vice President for Finance and Accounting – 1500 Units - options

3.     Marc H. Wank – Vice President for Business Development – 1500 Units - options

4.     Krystle Weinzierl – Manager for Operations – 500 Units - options

5.     John Frick – former consultant– 1500 Units – fully vested

2.2.                                          Subsidiaries. No known subsidiaries.

2.3.                                          Commitments to Issue Equity Interests. See Section 2.2 above

2.4.                                          Authorization; Execution and Delivery. No known exceptions

2.5.                                          Governmental Approvals and Filings. Each pharmacy requires a separate license to operate issued by the Board of Pharmacy in the applicable State; additionally each pharmacy requires a Controlled Substance Registration Certificate from the DEA. Consistent with a change of ownership of the pharmacies, an application for both a new license and then a new DEA registration for each pharmacy will need to be made in conjunction with the close of the transaction anticipated in this Exchange Agreement. Once the licenses and DEA registrations are issued then each pharmacy will need to apply for a National Provider Number. Once the National Provider Number is issued for each pharmacy then each pharmacy will need to apply to the State’s Medicaid and the Medicare Program for participation. Finally, all of the above licenses, registrations, and participation agreements will need to be documented with each pharmacy’s third party contract administrator and drug distributor.

Any delays, denials or problems with the above sequence could result in one or more stores being unable to sell prescription drugs and or receive payment for products sold. Additionally, delays, denials or problems with elements of the sequence could impact sales growth, cash management or community reputation of the store or stores.

Retail Pharmacy is highly regulated by several State and Federal agencies. Such agencies can change rules and regulations as they deem appropriate and such changes can negatively impact the viability and economics of the stores. Additionally, over 80% of revenues are paid by third party insurance companies and government agencies. Any and all of these groups can make changes to their compensation rates to retail pharmacies with little notice. Such changes can have a negative impact on the financial viability of the stores. Changes to the Medicaid program is currently being considered at a Federal level and as currently proposed the changes would reduce our reimbursement for Medicaid paid prescriptions.

Each State requires registration in the State to do business and to collect sales tax, where applicable. New entities may be required (e.g. in Missouri) to post a sales tax deposit. No significant delays are expected in this process.

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2.6.                                          No Conflict. No known conflicts with Governmental Licenses that would be triggered by the anticipated transaction. Certain States require that a pharmacist or pharmacists have a controlling interest in all pharmacies; this is not the case in the States where we currently operate.

2.7.                                          SEC Filings. No known exceptions

2.8.                                          Financial Statements: Absence of Undisclosed Liabilities: Receivables.

(a)           Prior to the recently begun audit process all of Rx’s financial accounting and reporting was done on a tax basis. Recently all financial statements have been converted to GAAP accounting and restated beginning at the business’ inception in July of 2006.

(b)          On August 27th ARx closed on the acquisition of Barnes Pharmacy in Sterling, Colorado. As part of this transaction we drew $1.4M from our InTrust Line of Credit and executed two notes with the Seller, one for $690,000.00 and one for $230,000.00. The supporting documents and notes are attached for reference. Related to this transaction we anticipate that by early October of 2007 Cardinal Healthcare, our distributor, will give us six months interest free financial dating on about $500,000 of inventory and a $300,000 up-front discount that will be repayable on a pro-rated basis if we change distributors before the end of five years. As part of the transaction we signed a multi-year lease for the space that houses the store that requires lease payments of $7500 per month in addition to payment of utilities, daily maintenance, property taxes and insurance.

(c)           On October 1, 2007 Rx closed on the acquisition of Wolf’s Pharmacy in Wayzata, Minnesota. As part of the transaction Rx drew $0.75M from the InTrust Line of Credit and executed two notes with the Seller, one for $193,750 and one for $77,500. The supporting documents and notes are attached for reference. Related to this transaction Rx anticipates that by late November of 2007 Cardinal Healthcare, our distributor, will give Rx six months interest free financial dating on about $250,000 of inventory and a $150,000 up-front discount that will be repayable on a pro-rated basis if Rx changes distributors before the end of five years. As part of the transaction Rx signed a multi-year lease for the space that houses the store that requires lease payments of $3540.82 per month in addition to payment of utilities, daily maintenance, property taxes and insurance.

(d)          Several of the stores allow “house accounts” where specific customers can charge their purchases and receive a monthly invoice from the store. These accounts have some level of elevated risk and are monitored

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monthly. We have reserved for collection risk on these receivables consistent with our collection experience to date.

2.9.                                          Certain Other Financial Representations. No known exceptions

2.10.                                        Absence of Changes.

(a)          No known exceptions

(b)          Except as referenced in 2.2 above

(c)          No exceptions known

(d)          Except as referenced in 2.9b above

(e)          Except as referenced in 2.9b above

(f)           In the normal course of business our Pharmacy Licenses are renewed annually. Certain other regulatory permits, such a sales tax permits expire and are renewed annually.

In late August, our Norman pharmacy was broken into in the night. Damage was repaired and is expected to be covered by business insurance after the policy deductable.

(g)          Except as related to the acquisition referenced in 2.9b above. In the normal course of business site based pharmacists and other staff leave and are replaced. Pharmacists are highly compensated $48-56 per hour and often receive commitments for the potential of an annual performance bonus of approximately 10% of their base annual compensation. In some instances sign-on or retention bonuses are required to successfully compete with other pharmacy retailers. All bonuses and deferred compensation is accrued monthly.

(h)          No known exceptions

(i)           None

(j)           None

(k)          Except as referenced in 2.8 b and c above

(1)          As referenced in 2.9a above we recently shifted from Tax based accounting to GAAP based accounting. This included the re-allocation of certain previously amortized acquired intangibles to Goodwill.

We have 25-30 active Mutual Confidentiality Agreements with owners of pharmacies that may have interest in selling. The Mutual Confidentiality

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Agreement is needed before the seller is typically willing to share financial and customer information.

2.11.                                        Tax Matters.

(a)          N/A

(b)          Certain restatements required by the auditors resulted in a small improvement to the 2006 tax benefit to the LLC members. Revised returns and Kls have not been issued.

(c)          No known exceptions

2.12.                                        Relations with Employees.

(a)          No known exceptions

(b)          No known exceptions

(c)          See attached list of employees as of 8-25-2007. The second list is of all employees hired with the acquisition of Barnes Pharmacy.

2.13.                                        Employee Benefit Plans.

(a)          We currently utilize Administaff Companies in a co-employment relationship. Administaff employs all employees including our executives and leases them back to ApothecaryRx. Employee benefits are all Administaff’s except for the 401K which is a multi-employer plan. ApothecaryRx has no employees or benefit plans of its own other than the 401K.

(b)          Employees do have access to a 401K with a safe harbor match – this plan is a multi-employer 401K.

(c)          All Administaff Summary Plans are attached on Disk

(d)          i – we rely on Administaff to manage all employment compliance issues and the employees are reported under their Federal Tax ID – we lease the employees and pay a fee for them

ii – our agreement with Administaff can be terminated with 30 days notice we do not control the employee benefit plans or their terms.

iii – in July 2007 we changed access to certain medical, dental and vision plans through our Administaff Agreement

iv – no known exceptions

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v – no known exceptions

vi – 401k is a multi-employer plan

vii – blank

viii – no known exceptions

ix – no known exceptions

2.14.                                        Title to Properties.

Each of 5 acquisitions have included carry back provisions with the sellers in which we have a note for up to 60% of the pharmacy(ies) purchase price. These include:

•       Ken’s Discount Pharmacy– Ken McCall

•       Hapeth Prescription Shoppes – TDCD, LLP

•       Cox Pharmacy– D&J Associates, Inc

•       Bolerjack Discount Drug – Dang Enterprises, Inc

•       Barnes Pharmacy – R.G. Lorenzo Pharmacy, Inc

•       Wolf’s Pharmacy– Wolf’s Wayzata Pharmacy, Inc.

Each of the above has a right to a lien on the non-inventory assets of the pharmacy they sold to the company. The rights of TDCD, LLP are broader than the assets of the pharmacies that they sold to the company.

Cardinal Healthcare, Inc; our drug distributor gives us 6 months interest free dating on our initial purchases equal to the value of the initial inventory at each site. They have a right to a lien on the inventory of the company.

InTrust Bank provides a line of Credit for the business that is used to make down payments on all acquisitions including the inventory purchase from the seller. They have a right to a lien on all assets of the company.

2.15.                                        Compliance with Laws: Legal Proceedings.

(a)          None known – Pharmacy is a highly regulated industry and every transaction or dispensed prescription is a potential violation of multiple State and Federal laws

(b)          No known exceptions

2.16.                                        Brokers. – No known exceptions

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2.17.                                        Intellectual Property.

(a)           Each pharmacy acquisition includes the acquisition to the name(s) of the pharmacy and all associated names utilized. Individual pharmacy trade names are only protected by common law trade name protection and the extent of such protection has not been determined. We are not aware of any situation where one of the acquired pharmacy names infringes on someone else’s trade name.

(b)          No known exceptions

2.18.                                        Insurance. See attached polices and descriptions

2.19.                                        Contracts; etc. (Attached on Disk)

Pharmacy	Purchase Agreement	Lease	Transition Agreement	Goodwill Protection Agreement	Security Agreement	Promissory Note	Employment Agreement(s)

Ken’s Discount Pharmacy

Hapeth Prescription Shoppes

Cox Pharmacy and Cox Pharmacy Keyes

Bolerjack Discount Drug

Corner Drug and Corner Medical Pharmacy

Barnes Pharmacy

Wolf’s Pharmacy

Other Agreements include:

•       InTrust Bank

•       Cardinal Healthcare – Drug Distribution

•       Administaff– Leased Employees

•       Atomic – IT and Telephone

8

•       ND Properties, Inc – Corporate Office Lease

•       ApothecaryRx LLC Operating Agreement

•       Employment Agreement – Lewis P. Zeidner

•       Executed LOI and draft Purchase Agreement for Wolf’s Pharmacy, Wayzata, MN

•       Mutual Confidentiality Agreements with the following:

• Rodney Beatty	Kilgore, TX
• Don Bounds	Cleveland, TX
• Tony Hayslip and Ernie Yost	Houston, TX
• Kathy Browne	Independence, MO
• David Brunner	Brush, CO
• Herman Crotwell	Denham Springs, LA
• Guy Stillwell	Hudson, WI
• Pat Donohoo	Belvidere, IL
• Mark Graziano	Des Moines, IA
• Bruce Hinshaw	New Castle, IN
• Ron Lorenzo	Sterling, CO
• Phil McKinney	Farmington, NM
• Darrell Miller	Pensacola, FL
• Melvin Musgrove	Ft. Worth, TX
• Richie Ray	Houston, TX
• Alan Seefeldt	Stillwater, OK
• Darrell Smith	San Angelo, TX
• Steve Spitzer	Burlington, WI
• Phil Thomas	Carol Stream, IL
• Tom Vogele/ Greg Rohde	Sturgeon Bay, WI
• Tom Wooten	Hannibal, MO
• David Morris	Tahlequah, OK
• Cong Dang	Springfield, MO
• Bettye Beyerle	Louisville, KY
• Doug Eakman	San Angelo, TX
• Marv Dyrstad	Red Wing, MN
• Dave Rokosz	Richmond, IN
• Alan Tatum	Sparta, TN
• Don Wegner	St. Cloud, MN
• Ken McCall	Norman, OK

2.20.                                                        Permits, Authorizations, etc. Each pharmacy requires a separate license to operate issued by the Board of Pharmacy in the applicable State; additionally each pharmacy requires a Controlled Substance Registration Certificate from the DEA. Consistent with a change of ownership of the pharmacies, an application for both a new license and then a new DEA registration for each pharmacy will need to be made in conjunction with the close of the transaction anticipated in this Exchange Agreement. Once the licenses and DEA registrations are issued then each pharmacy will need to apply for a National Provider Number. Once the National Provider Number is issued for each pharmacy then each pharmacy will need to apply to

9

the State’s Medicaid and the Medicare Program for participation. Finally, all of the above licenses, registrations, and participation agreements will need to be documented with each pharmacy’s third party contract administrator and drug distributor.

Any delays, denials or problems with the above sequence could result in one or more stores being unable to sell prescription drugs and or receive payment for products sold. Additionally, delays, denials or problems with elements of the sequence could impact sales growth, cash management or community reputation of the store or stores.

Retail Pharmacy is highly regulated by several State and Federal agencies. Such agencies can change rules and regulations as they deem appropriate and such changes can negatively impact the viability and economics of the stores. Additionally, over 80% of revenues are paid by third party insurance companies and government agencies. Any and all of these groups can make changes to their compensation rates to retail pharmacies with little notice. Such changes can have a negative impact on the financial viability of the stores. Changes to the Medicaid program is currently being considered at a Federal level and as currently proposed the changes would reduce our reimbursement for Medicaid paid prescriptions.

Each State requires registration in the State to do business and to collect sales tax, where applicable. New entities may be required (e.g. in Missouri) to post a sales tax deposit. No significant delays are expected in this process.

2.21.                                        Environmental Matters. In some of our pharmacies non commercially available drugs are mixed in a process referred to as compounding. Waste from this process is disposed of consistent with regulatory standards but failure to do so, in some instances, could present an environmental or other risk. Additionally, the inappropriate disposal of other drugs or chemical agents routinely utilized in the normal course of business could produce an environmental risk.

2.22.                                        Company Acquisitions.

•      Executed LOI and draft Purchase Agreement for Wolf’s Pharmacy, Wayzata, MN

•      Mutual Confidentiality Agreements with the following:

Rodney Beatty	Kilgore, TX

Don Bounds	Cleveland, TX

Tony Hayslip and Ernie Yost	Houston, TX

Kathy Browne	Independence, MO

David Brunner	Brush, CO

Herman Crotwell	Denham Springs, LA

Guy Stillwell	Hudson, WT

Pat Donohoo	Belvidere, IL

10

Mark Graziano	Des Moines, IA

Bruce Hinshaw	New Castle, IN

Ron Lorenzo	Sterling, CO

Phil McKinney	Farmington, NM

Darrell Miller	Pensacola, FL

Melvin Musgrove	Ft. Worth, TX

Richie Ray	Houston, TX

Alan Seefeldt	Stillwater, OK

Darrell Smith	San Angelo, TX

Steve Spitzer	Burlington, WI

Phil Thomas	Carol Stream, IL

Tom Vogele/ Greg Rohde	Sturgeon Bay, WI

Tom Wooten	Hannibal, MO

David Morris	Tahlequah, OK

Cong Dang	Springfield, MO

Bettye Beyerle	Louisville, KY

Doug Eakman	San Angelo, TX

Marv Dyrstad	Red Wing, MN

Dave Rokosz	Richmond, IN

Alan Tatum	Sparta, TN

Don Wegner	St. Cloud, MN

Ken McCall	Norman, OK

2.23.                                        Books and Records. No known exceptions – records are largely kept electronically on an external server housed in a data center through contract with Atomic-Colo in Minneapolis, MN.

2.24.                                        Interested Party Transactions. - No known exceptions - see Schedule 2.24 Attached.

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2.25.                                        Opinion of Financial Advisor. – No formal opinions were received – through the course of the process leading up to this transaction multiple informal conversations with personal and business advisors led to informal verbal opinions.

2.26.                                        Information Statement. – No known exceptions

2.27.                                        Bank Accounts and Powers of Attorney.

ApothecaryRx, LLC
Bank Accounts As Of August 31, 2007

Bank Name	Acct. No.	Authorized Signors
Valiance Bank	107002941	Grant Christianson James Cox Stanton Nelson Lewis Zeidner

Republic Bank & Trust	1783432	Grant Christianson James Cox Lewis Zeidner

Stearns Bank	2075516	Grant Christianson James Cox Lewis Zeidner

Armstrong Bank	60128291	Grant Christianson James Cox Lewis Zeidner Karen Stowe

First National Bank	112447801	Grant Christianson James Cox Lewis Zeidner

Wells Fargo	3444822641	Grant Christianson James Cox Lewis Zeidner Joyce Nelson

Bank of Colorado	6500011770	Grant Christianson James Cox Lewis Zeidner Barbara Lorenzo

Anchor Bank	100050195	Grant Christianson James Cox Lewis Zeidner

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2.28.                                        Certain Payments. – No known exceptions

13

SCHEDULE 2.24

APOTHECARY Rx, LLC

(DOCUMENTS IN DUE DILIGENCE ROOM)

FEDERAL TAX/EIN NUMBER

CERTIFICATE OF LIMITED LIABILITY COMPANY

ARTICLES OF ORGANIZATION

OPERATING AGREEMENT

US PATENT AND TRADEMARK OFFICE- TRADEMARK ASSIGNMENT

INTRUST BANK DOCUMENTS- JULY 5, 2006; JUNE 26, 2007

AUGUST 15, 2007 INTRUST BANK LETTER – APPROVAL OF CHANGE OF OWNERSHIP

PROMISSORY NOTE

BUSINESS LOAN AGREEMENT

LETTER AGREEMENT REGARDING LOAN

COMMERCIAL SECURITY AGREEMENT

AUTHORIZATION FROM APOTHECARY RX, LLC RE: LEWIS P. ZEIDNER

RESOLUTION TO BORROW/GRANT COLLATERAL/SUBORDINATE DEBT

DISBURSEMENT REQUEST AND AUTHORIZATION

TRUST CERTIFICATE

AGREEMENT TO PROVIDE INSURANCE

NOTICE OF INSURANCE REQUIREMENTS

COMMERCIAL GUARANTIES

ROY T. OLIVER
ROY T. OLIVER REVOCABLE TRUST
REBECCA L. OLIVER

LEWIS ZEIDNER EMPLOYMENT AGREEMENT; FUNDING AGREEMENT

14

Exhibit D-2

Exhibit “D”

Disclosure Schedule- SDC Holdings, LLC

(Referenced documents in Due Diligence Room)

Schedule 2.1

Limited Liability Company Organization

See Schedule 2.2

Schedule 2.2
Subsidiaries

Operating Agreements (governing documents) for subsidiaries are attached to disclosure schedules or in Due Diligence Room. See attached overview.

Schedule 2.3

No Commitments to Issue Capital Stock

Schedule 2.4

Authorization; Execution and Delivery

Schedule 2.5

Governmental Approvals and Filings

Schedule 2.6

No Conflict

See terms of Arvest Bank loans to Sleep Holdings, LLC

Loan documents in Due Diligence Room

Schedule 2.7
SEC Filings

Schedule 2.8
Financial Statements

Schedule 2.9

Certain Other Financial Representations

Schedule 2.10
Absence of Changes

(a)

(b) Sleep Center of Granbury, L.P. and Texas Center for Sleep Disorders at Willowbend, L.P. Development
(c)
(d)
(e)
(f)
(g)
(h)

(i)

(j) Withdrawl of Sleep Center of Edmond’s Medicare appeal.

(k)

(1)
(m)

Sleep Center of Amarillo, L.P. and Sleep Center of Amarillo General Partner, LLC renamed to Sleep Center of Denton, LP and Sleep Center of Denton General Partner, LLC

Sleep Center of Wichita Falls, L.P. and Sleep Center of Wichita Falls General Partner, LLC renamed to Sleep Center of Tyler, LP and Sleep Center of Tyler General Partner, LLC

See attachments in Due Diligence Room

Schedule 2.11
Tax Matters

Schedule 2.12

Relations with Employees

Schedule 2.13
Benefit Plans
See attachments in Due Diligence Room

Schedule 2.14
Title to Properties

Schedule 2.15

Compliance with Laws; Legal Proceedings

Medicare Appeal withdrawn. See documents in Due Diligence Room.

Schedule 2.16
Brokers

Schedule 2.17
Intellectual Property

Schedule 2.18
Insurance

Schedule 2.19

Contracts

Employment Agreements with Vahid Salalati, Greg Luster and Roger Ely.

Notes Payable

Physician Interpretive Agreements

Medical Director Agreement

Leases-real property

Leases- personal property

Limited Partnership Agreements regarding Subsidiaries and governing documents

Above documents in Due Diligence Room

Schedule 2.20

Permits, Authorizations, etc...

Schedule 2.21
Environmental Matters

Schedule 2.22
Company Acquisitions

Schedule 2.23
Books and Records

Schedule 2.24
See attached

Schedule 2.25

Opinion of Financial Advisor

Schedule 2.26
Information Statement

Schedule 2.27
Bank Accounts
See attached

Schedule 2.28
Certain Payments

Schedule 2.2

Overview

SDC Holdings, LLC. “SH”

Advanced Medical Enterprises, LP (“AME”)

Owners:

1.            General Partner – 1% Advanced Medical General Partner, LLC 100% Owned by SH

2.            Limited Partner – 99% SH

Sleep Disorder Centers, LLC (“SDC”)

Owned 100% SH

1.             OKLAHOMA

A.          Sleep Center of Tulsa, LLC (2 Locations) (“SCT”) – Status - Operating
Owned:

1.                68% - SDC

2.                32% - Others

B.           Sleep Center of NW Oklahoma City, LLC (“NW”) – Status - Operating
Owned:

1.                65% - SDC

2.                35% - Others

C.           Sleep Center of Edmond, LLC (“SCE”) – Status – Operating
Owned:

1.               51% - SDC

2.                10% - EFI, LTD (“Roger Ely”)

3.                39% - Others

D.          Sleep Center of Norman, LLC (“SCN”) – Status – In Development
Owned:

1.                100% - SDC(1)

E.           Sleep Center of Shawnee, LLC (“SCS”) – Status - Inactive
Owned:

1.                100% - SDC

2.             KANSAS

A.          Sleep Disorder Centers of Kansas, LLC – (“SDCK”) - Status - Inactive
Owned:

1.                100% - SDC

B.           Sleep Center of Wichita, LLC (“SCW”) – Status – Inactive
Owned:

1. 100% - SDC

(1) The Operating Agreement for the Sleep Center of Norman, LLC is still being agreed upon between SDC and Norman Regional Hospital.

3.             TEXAS

A.          Texas Center for Sleep Disorders, LP (“TCSD”) – Status – Operating
Owned:

1.            1% - Sleep Holding of Texas, LLC – General Partner Owned: 100% - SDC

2.            99% - SDC – Limited Partner

B.           Sleep Center of Lubbock, LP (“SCL”) – Status – Operating
Owned:

1.            1% - Texas Center for Sleep Disorders, LLC – General Partner Owned 100% - SDC

2.            61.5% - TCSD – Limited Partner

3.            5% - Rod Vernon – Limited Partner

4.            32.5% - Others – Limited Partner

C.           Sleep Center of Keller, LP (“SCK”) d/b/a Texas Center for Sleep
Disorders at Southlake – Status – Operating

Owned:

1.           1% - Sleep Center of Keller General Partner, LLC – General Partner Owned: 100% - SDC

2.            64% - TCSD – Limited Partner

3.            2.5% - Rod Vernon – Limited Partner

4.            32.5% - Others – Limited Partner

D.           Sleep Center of McKinney, LP (“SCM”) – Status – Operating
Owned:

1.            1% - Sleep Center of McKinney General Partner, LLC – General Partner –Owned 100% - SDC

2.            64% - TCSD – Limited Partner

3.            2.5% - Brandon Sage – Limited Partner

4.            32.5% - Others – Limited Partner

E.           Sleep Center of Plano, LP (“SCP”) – Status – Under Development
Owned:

1.           1% - Sleep Center of Plano General Partner, LLC – General Partner – Owned 100% - SDC

2.           58.5% - TCSD – Limited Partner

3.           2.5% - Brandon Sage – Limited Partner

4.           38% - Others – Limited Partner

F.           Sleep Center of Rockwall, LP (“SCR”) – Status – Inactive
Owned:

1.           1% - Sleep Center of Rockwall General Partner, LLC – General Partner –Owned 100% - SDC

2.           99% - TCSD – Limited Partner

G.           Sleep Center of Granbury, LP (“SCG”) – Status – Opening- 8-21-07
Owned:

1.           1% - Sleep Center of Granbury General Partner, LLC – General Partner No EIN Owned 100% - SDC

2.           75.5% - TCSD – Limited Partner

3.           23.5% - Others – Limited Partner

H.           Sleep Center of Amarillo, LP (“SCA”) – Status – Inactive
Owned:

1.           1% - Sleep Center of Amarillo General Partner, LLC – General Partner – No EIN Owned 100% - SDC

2.           99% - TCSD – Limited Partner

I.            Texas Center for Sleep Disorders at Willow Bend, LP (“TCSDW”) –
Status – Under Development(2) (formerly Sleep Center of Abilene, LP) Owned:

1.           1% - Texas Center for Sleep Disorders at Willow Bend, LLC – General Partner – Owned 100% - SDC

2.           99% - TCSD – Limited Partner

J.            Sleep Center of Arlington, LP (“SCAR”) – Status – Inactive

1.           1% - Sleep Center of Arlington General Partner, LLC – General Partner – No EIN Owned 100% - SDC

2.           99% - TCSD – Limited Partner

K.           Sleep Center of Wichita Falls, LP (“SCW”) – Status – Inactive Owned:

1.           1% - Sleep Center of Wichita Falls General Partner, LLC – General Partner – No EIN Owned 100% - SDC

2.           99% - TCSD

L.           Sleep Center of Greenville, LLC (“SCG”) – Status – Inactive
No EIN Owned:

1.           100% - TSCD

(2) Willow bend is currently being syndicated. 9% of the units have been signed for by investors and SDC has received a verbal commitment of another 8%. As of August 16, 2007, SDC has not closed this Private Placement because the minimum subscription amount has not been met.

Sleep Disorder Centers, LLC.

Oklahoma

1.      Sleep Center of Edmond, LLC.

2.      Sleep Center of NW Oklahoma City, LLC

3.      Sleep Center of Tulsa, LLC (2)

Texas

4.      Sleep Center of Lubbock, LP

5.      Sleep Center of Keller, LP d/b/a Texas Center for Sleep Disorders at Southlake

6.      Sleep Center of McKinney, LP

7.      Sleep Center of Plano, LP

8.      Sleep Center of Granbury

SCHEDULE 2.24

SLEEP CENTER TRANSACTION

(DOCUMENTS IN DUE DILIGENCE ROOM)

PURCHASE DOCUMENTS

PURCHASE AGREEMENT AND EXHIBITS- JANUARY 31, 2007
(SEE ADDITIONAL EXHIBITS & SCHEDULES IN SLEEP CENTER TRANSACTION BOX)

ACCOUNTS RECEIVABLE (01/31/07)

CERTIFICATE OF GOOD STANDING (SLEEP HOLDINGS, LLC)

ASSIGNMENT AND BILL OF SALE

BRANDON SAGE (2.29%)
CARY MANEK (9.46%)
CHRIS FRANKLIN (35.52%)
ROGER ELY (2.87%)
KEVIN LEWIS (6.12%)
GREG LUSTER (16%)
VAHID SALALATI (27.74%)

FUNDING AGREEMENT

EMPLOYMENT AGREEMENTS

VAHID SALALATI
GREG LUSTER
ROGER ELY

OTTER CREEK INVESTMENTS/SLEEP HOLDINGS
CLOSING AND DISBURSEMENT CERTIFICATION

LETTER REGARDING CURRENT ASSET BALANCES AT CLOSING

RESOLUTIONS.

ARVEST BANK LOAN CLOSING DOCUMENTS
(SEE BINDERS LOCATED IN SLEEP CENTER TRANSACTION BOX)

INDEX TO BINDER VOLUME I - ACQUISITION LOAN.
INDEX TO BINDER VOLUME II - FINANCE LOAN

DEVELOPMENT LINE LOAN- ARVEST

PROMISSORY NOTE

AUTHORIZATION (SN MANAGER, LLC)

AUTHORIZATION (STANTON M. NELSON/ROY T. OLIVER)

GUARANTY AGREEMENTS

SDOC INVESTORS, LLC, ROY T. OLIVER

STANTON M. NELSON & ROY T. OLIVER REVOCABLE TRUST (51%)

ROGER ELY (3%)
KEVIN LEWIS (8%)
GREG LUSTER (19%)
VAHID SALALATI (19%)

ARVEST AMENDED LOAN DOCUMENTS (TO BE PROVIDED).

CONVERSION DOCUMENTS

OTTER CREEK INVESTMENTS, INC. TO SLEEP HOLDINGS, LLC

CERTIFICATE OF CONVERSION
ARTICLES OF CONVERSION

SLEEP DISORDER CENTERS, INC. TO SLEEP DISORDER CENTERS, LLC

CERTIFICATE OF CONVERSION
ARTICLES OF CONVERSION

MERGER DOCUMENTS

MERGER AGREEMENT OF SLEEP HOLDINGS, LLC
AND SC ACQUISITION COMPANY, LLC

CERTIFICATE OF MERGER

ARTICLES OF MERGER OR CONSOLIDATION

SLEEP HOLDINGS LLC

FEDERAL TAX/EIN NUMBER

FIRST AMENDED AND RESTATED OPERATING AGREEMENT

UNANIMOUS CONSENT RESOLUTION AND
CERTIFICATE OF LIMITED LIABILITY COMPANY AUTHORITY

NAME CHANGE TO SDC HOLDINGS, LLC

SDC FINANCE COMPANY, LLC

FEDERAL TAX/EIN NUMBER

CERTIFICATE OF LIMITED LIABILITY COMPANY

ARTICLES OF ORGANIZATION

OPERATING AGREEMENT

UNANIMOUS CONSENT RESOLUTION AND
CERTIFICATE OF LIMITED LIABILITY COMPANY AUTHORITY

SC ACQUISITION COMPANY, LLC

FEDERAL TAX/EIN NUMBER

CERTIFICATE OF LIMITED LIABILITY COMPANY

ARTICLES OF ORGANIZATION

OPERATING AGREEMENT

UNANIMOUS CONSENT RESOLUTION AND
CERTIFICATE OF LIMITED LIABILITY COMPANY AUTHORITY

SDOC INVESTORS, LLC

CERTIFICATE OF LIMITED LIABILITY COMPANY

ARTICLES OF ORGANIZATION

OPERATING AGREEMENT

UNANIMOUS CONSENT RESOLUTION AND
CERTIFICATE OF LIMITED LIABILITY COMPANY AUTHORITY

PROMISSORY NOTE (STANTON M. NELSON $335,478.00)

PROMISSORY NOTE (WILLIAM R. OLIVER $154,290.00)

PROMISSORY NOTE (KATRINA J. MARTIN $7,624.50)

************************************************************************************************************

Schedule 2.27

Bank Accounts

Lab/Office	Bank	Account Number
Plano	SpiritBank	16162257
Keller	SpiritBank	16162208
Lubbock	First Fidelity Bank	2031035
Lubbock	SpiritBank	16162661
McKinney	SpiritBank	16162216
Sleep Disorders Center, Inc.	First Fidelity Bank	2010321
Sleep Disorders Center, Inc.	First Fidelity Bank	2018764
Sleep Disorders Center, Inc.	SpiritBank	16162091
Sleep Disorders Center, Inc. Clinic	SpiritBank	16162166
Tulsa	First Fidelity Bank	2013509
Tulsa	SpiritBank	16162190
NW Oklahoma City	First Fidelity Bank	2013517
NW Oklahoma City	SpiritBank	16162182
Edmond	First Fidelity Bank	2011891
Edmond	SpiritBank	16162174
Advanced Medical Enterprises	First Fidelity Bank	2008394
Advanced Medical Enterprises	SpiritBank	16162563

EXHIBIT E-1

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (the “Agreement”) is made effective                         , 2007, between APOTHECARY Rx, LLC, an Oklahoma limited liability company (the “Company”), GRAYMARK HEALTHCARE, INC, an Oklahoma corporation (“GRMK”), and LEWIS P. ZEIDNER, an individual (the “Executive”).

WHEREAS, the Company desires to retain the services of the Executive and the Executive desires to make the Executive’s services available to the Company, and

WHEREAS, GRMK is the sole owner of the Company.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the Company, GRMK and the Executive agree as follows:

1.                                       Employment.  The Company hereby employs the Executive as an employee and the Executive hereby accepts such employment subject to the terms and conditions contained in this Agreement.   Subject to the terms of this Agreement, the employment relationship between Executive and Company is “at will” and either can terminate the Agreement with or without cause.

2.                                       Executive’s Duties.  The Executive is employed on a full-time basis.  Throughout the term of this Agreement, the Executive will use the Executive’s best efforts and due diligence to assist the Company in the acquisition and operation of pharmacies and the long term profitable operation of the Company consistent with developing and maintaining a quality business operation.

2.1                                 Specific Duties.  The Executive will serve as the President and/or Chief Executive Officer of the Company or such other position and title as the Company and Executive shall mutually determine from time to time.   The Executive will use the Executive’s best efforts to perform all of the services required to fully and faithfully execute the offices and positions to which the Executive is appointed and such other services as may be reasonably directed by the Company in accordance with this Agreement.

2.2                                 Rules and Regulations.  The Company may adopt an employee manual which addresses frequently asked questions regarding employee relations with the Company.  The employee manual will be subject to change without notice in the sole discretion of the Company at any time.  The Executive agrees to comply with the employee manual except to the extent inconsistent with this Agreement.  In the event of a conflict between the employee manual and this Agreement, this Agreement will control over the terms of the employee manual.

3.                                       Other Activities.  Except for the activities (the “Permitted Activities”) expressly permitted by this Agreement or approved by the governing body of the Company or GRMK in writing, during the term of this Agreement, the Executive will not: (a) serve as an officer or director of any corporation, partnership, company or firm whose securities are publicly traded; (b) except for passive investments

1

that do not violate this Agreement and do not interfere with the full time employment of Executive, serve as a general partner, manager or officer of any corporation, partnership, limited liability company, other company or firm; or (c) directly or indirectly invest in, participate in or acquire an interest in any company, business or entity which is engaged, directly or indirectly, in the retail sale of pharmaceutical drugs.  The limitations in this Section 3 will not prohibit a passive investment by the Executive in publicly traded securities where the equity interest owned by the Executive does not exceed 2% of the total outstanding equity interests of the publicly traded company.  The Executive shall disclose in writing to the Company all above Permitted Activities at the time of the execution of this Agreement and thereafter upon written request.  The Company and GRMK expressly acknowledge that, during the term of this Agreement, the Executive may serve as a director of, and own not more than 2% of the total outstanding equity of, eq-Life LLC.

4.                                       GRMK Management Committee.  GRMK shall (upon closing and effective date of the Exchange Agreement) initially appoint Executive to serve on its Management Committee that is in the process of being organized, without additional compensation or benefit. So long as the Executive continues to serve as an employee of the Company or GRMK, the Executive shall be entitled to serve on the Management Committee.   The continued existence, terms, structure and function of the Management Committee shall be determined from time to time by GRMK.

5.                                       Executive’s Compensation.  The Company agrees to compensate the Executive, subject to the terms of this Agreement, as follows:

5.1                                 Base Salary.  A base salary (the “Base Salary”), in an annual rate of not less than One Hundred Ninety Thousand Dollars ($190,000.00).  The Base Salary will commence on the execution of this Agreement and will be payable in arrears semi-monthly during the term of this Agreement with the first installment to be paid on the Company’s next regular pay period after the date of this Agreement.

5.2                                 Bonus.  In addition to the Base Salary described at Section 5.1 of this Agreement, the Company may periodically review and may pay  bonus compensation to the Executive.  Any bonus compensation determined to be paid, if any, will be at the absolute discretion of the Company in such amounts and at such times as the Company may determine.

5.3                                 Benefits.  During the term of this Agreement, the Executive shall be entitled to participate in any employee benefit plans and programs which are maintained by the Company or GRMK for and generally available to employees of the Company or GRMK, all in accordance with the terms of such plans and programs.  In addition, the Executive shall be entitled to participate in any employee benefit plans and programs which are maintained by the Company or GRMK for and generally available to their executive officers, all in accordance with the terms of such plans and programs.  The Company shall reimburse the Executive for all reasonable and ordinary expenses incurred by him on behalf of the Company in the course of his duties hereunder upon the presentation by the Executive of appropriate documentation substantiating the amount of and purpose for which such expenses were incurred, in accordance with Company policy.  The Executive will be entitled to take up to four (4) weeks of paid

2

vacation each calendar year during the term of this Agreement, without carryover to the following calendar year.

5.4                                 Compensation Review.  The compensation of the Executive will be reviewed not less frequently than annually by the Company.

6.                                       Term.  In the absence of termination as set forth in Section 7 below, this Agreement will extend for a term of three (3) years commencing on                         , 2007, and ending on                         , 2010 (the “Expiration Date”) as may be extended by written agreement from time to time.

7.                                       Termination.  This Agreement will continue in effect until the expiration of the term set forth in Section 6 of this Agreement, unless earlier terminated pursuant to this Section 7.

7.1                                 Termination by Company.  The Company will have the following rights to terminate this Agreement:

7.1.1                        Termination without Cause.  The Company may terminate this Agreement without cause at any time by the service of written notice of termination to the Executive specifying an effective date of such termination not sooner than thirty (30) days after the date of such notice (the “Termination Date”).  In the event this Agreement is terminated without cause by the Company (i) the Executive shall be entitled to receive all compensation, reimbursements and benefits hereunder which were either payable to the Executive or which had been earned by the Executive as of the Termination Date, and (ii) the Executive will receive as termination compensation, conditioned upon Executive being in compliance with all provisions of this Agreement and no default having occurred or be continuing: (x) the sum of  $190,000 less all applicable federal and state payroll tax withholdings, to be paid in equal monthly installments over 24 months without interest; and (y) the continuance of all benefits under Section 5.3 of this Agreement for one (1) year after the Termination Date. The parties acknowledge that the amount payable pursuant to clause (ii) (x) includes payment for all vacation pay payable to the Executive through the Termination Date and, therefore, no amounts shall be payable pursuant to clause (i) for accrued vacation pay.  Provided however, no payment under this section 7.1.1 shall be due or payable to Executive after the Termination Date in the event that Executive shall assert or claim that any part of any this Agreement (including but not limited to Sections 8, 9, 10 or 11) is invalid or unenforceable, in whole or part.

                                                7.1.2        Termination for Cause.  The Company may terminate this Agreement for cause upon written notice if the Executive: (a) engages in gross personal misconduct which materially injures the Company or GRMK, or any fraud or deceit regarding the business of the Company or GRMK or its or their customers or suppliers; (b) enters a plea of nolo contendere to or is convicted of a felony; (c) willfully and repeatedly fails to perform the Executive’s duties hereunder after receiving notice and being provided an opportunity to correct such actions or (d) breaches any material term or provision of this Agreement (“for cause”).  In the event this Agreement is terminated for cause by the Company, (i) the Executive shall be entitled to receive all

3

compensation, reimbursements and benefits hereunder which were either payable to the Executive or which had been earned by the Executive as of the termination date, and (ii) the Company will not have any obligation to provide any further payments or benefits to the Executive after the effective date of such termination.  This Agreement will not be deemed to have terminated for cause unless a written determination specifying the reasons for such termination is made and delivered to the Executive by the Company.  Thereafter, the Executive will have the right for a period of thirty (30) days to request a Company meeting to be held at a mutually agreeable time and location within such thirty (30) days and attended by the governing body (or a representative appointed for this purpose) of the Company then serving, at which meeting the Executive will have an opportunity to be heard. In the event of a termination for cause by the Company, Executive acknowledges the Funding Agreement (defined below) shall continue in full force and effect.

7.2                                 Termination by Executive.  The Executive will have the following rights to terminate this Agreement:

7.2.1        Termination Without Cause.  The Executive may voluntarily terminate this Agreement without cause by the service of written notice of such termination to the Company specifying an effective date of such termination thirty (30) days after the date of such notice, during which time Executive may use remaining accrued vacation days or, at the Company’s option, be paid for such days.  In the event this Agreement is terminated without cause by the Executive, (i) the Executive shall be entitled to receive all compensation, reimbursements and benefits hereunder which were either payable to the Executive or which had been earned by the Executive as of the termination date, and (ii) the Company will have no further obligations to Executive hereunder including, without limitation, any obligation of the Company to provide any further compensation, payments or benefits to the Executive after the effective date of such termination. In the event this Agreement is terminated without cause by the Executive, Executive acknowledges the Funding Agreement (defined below) shall continue in full force and effect.

7.2.2        Termination for Cause.  The Executive may terminate this Agreement at any time for cause by giving written notice thereof to the Company.  For purposes of this Section 7.2.2, the term “cause” shall mean a breach by the Company of any material term or provision set forth in Sections 5.1 or 5.3 of this Agreement for the payment of compensation or benefits to which Executive is entitled under this Agreement, which breach is not cured within thirty (30) days after notice of such breach to the Company by the Executive setting forth the facts upon which the breach is based.  In the event this Agreement is terminated by the Executive for cause, (i) the Executive shall be entitled to receive all compensation, reimbursements and benefits hereunder which were either payable to the Executive or which had been earned by the Executive as of the termination date, and (ii) the Executive shall be entitled to receive as termination compensation: (x) the sum of $190,000 less all applicable federal and state payroll tax withholdings, to be paid within thirty (30) days after the termination date; and (y) the continuance of all benefits under Section 5.3 of this Agreement for one (1) year after the termination date.

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7.3                                 Incapacity of Executive.  If the Executive suffers from a physical or mental condition which, in the reasonable judgment of the Company, prevents the Executive in whole or in part from performing the duties specified herein for a period of three (3) consecutive months, the employment of Executive may be terminated. The termination for such incapacity shall be deemed as a termination with cause, and all compensation and benefits payable under Section 5 of this Agreement will be continued for six (6) months if the Executive was in compliance with all of the material terms of this Agreement, and no default by Executive under the Agreement has occurred or is continuing.  Notwithstanding the foregoing, the Executive’s Base Salary specified in Section 5.1 of this Agreement will be reduced by any benefits payable under any disability plans provided by the Company under Section 5 of this Agreement. Provided however, that no such compensation as set forth in this 7.3 shall be due and payable in the event that and to the extent of a default that has occurred and is continuing under the terms of the Funding Agreement.

7.4                                 Death of Executive.  If the Executive should become deceased during the term of this Agreement, such shall be deemed a termination for cause and the Company may thereafter terminate this Agreement without compensation to the Executive’s estate except: (a) the obligation to continue the Base Salary payments under Section 5.1 of this Agreement for six (6) months after the effective date of such termination, and (b) the obligation to continue the benefits described in Section 5.3 of this Agreement, if any or if applicable, for six (6) months after the effective date of such termination, in both cases if the Executive was in compliance with all of the material terms of this Agreement and no default by the Executive under this Agreement  has occurred or is continuing.  Provided however, that no such compensation as set forth in this 7.4 shall be due and payable in the event that and to the extent of a default that has occurred and is continuing under the terms of the Funding Agreement.

7.5                                 Effect of Termination.  The termination of this Agreement will terminate all obligations of the Executive to render services on behalf of the Company, provided that the Executive will maintain the confidentiality of all information  that is acquired by the Executive during the term of his employment in accordance with Section 8 of this Agreement.  Except as otherwise provided in this Section 7, no accrued bonus, severance pay or other form of compensation will be payable by the Company to the Executive by reason of the termination of this Agreement. All keys, entry cards, credit cards, files, records, financial information, furniture, furnishings, equipment, computers and laptops, software, supplies and other items relating to the Company will remain the property of the Company.  The Executive will have the right to retain and remove all personal property and effects that are owned by the Executive and located in the offices of the Company.  All such personal items will be removed from such offices no later than ten (10) days after the effective date of termination and the Company is hereby authorized to discard any items remaining thereafter.  Prior to the effective date of termination, the Executive will cooperate with the Company to provide for the orderly termination of the Executive’s employment.

7.6                                 Condition.  As a condition precedent to the right to receive the payments set forth in this Section 7, the Executive (or his personal representative) shall execute a waiver

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and release of all claims against the Company, its governing body, and GRMK and its governing body and the other party to the Funding Agreement, which the Executive has or may have, in form reasonably acceptable to the Company and GRMK, other than as to the right to receive payments as provided in this Section 7 or as set forth in and applicable under Section 7.7 below  and the Executive shall be and remain in compliance at all times with this Agreement. The Company shall have the right of offset under this Agreement.

7.7                                 Release of Executive.  GRMK and the Company agree that if the employment of Executive with the Company is terminated pursuant to Section 7.1.1 or 7.2.2, , GRMK and Company shall cause Executive to be discharged and released from all personal guarantees of debt provided by the Executive on behalf of the Company or GRMK, including but not limited to that certain Funding Agreement dated June 30, 2006, as amended and documents required thereunder, executed by Executive in favor of Roy T. Oliver (the “Funding Agreement”). GRMK and Company agree that if the employment of Executive with the Company is terminated pursuant to Section 7.3 or 7.4, GRMK and Company shall cause Executive to be discharged and released from all personal guarantees of debt provided by the Executive on behalf of the Company or GRMK, except that Executive acknowledges and agrees that such guarantees (including under the Funding Agreement) shall continue to apply to the extent of but limited to the shares of GRMK issued to Executive.

8.                                       Confidentiality.  The Executive recognizes that the nature of the Executive’s services are such that the Executive will have access to information which constitutes trade secrets, and/or is of a  business or confidential nature, that is of great value to the Company or GRMK.  The Executive agrees not to disclose to any person other than the Company’s employees or the Company’s  (or GRMK) approved legal counsel nor use for any purpose, other than the performance of this Agreement, any such confidential information (“Confidential Information”), regardless of the source of the Confidential Information or how same was obtained. All such Confidential Information shall be the sole and exclusive property of the Company or GRMK, as applicable. Confidential Information includes, but is not limited to, data or material (regardless of form) which is any of the following:  (a) trade secret, non-public information, or information proprietary to the Company or GRMK, (b) information pertaining to proposed or pending pharmacy acquisitions or sales, proposed or pending sleep center acquisitions, or other proposed or pending business of GRMK or the Company and (c) financial information or business plans of the Company or GRMK.  The Executive agrees that the provisions of this Section 8 will survive the termination, expiration or cancellation of this Agreement for a period of two (2) years. The Executive will, upon any termination of this Agreement (or at any other time requested by the Company), deliver to the Company all originals and copies of the documents or materials containing Confidential Information.  For purposes of Sections 8, 9 and 10 of this Agreement, the Company and GRMK expressly includes any of their affiliated corporations, partnerships or entities.

9.                                       Restrictive Covenant. Notwithstanding any provision of this Agreement to the contrary, and in further consideration of the terms of this Agreement, for a period of twenty-four (24) months after Executive is no longer employed by the Company for any reason with or without cause as applicable, the Executive will not directly or indirectly:

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(a)          acquire, attempt to acquire, solicit, perform services in any capacity for, or aid another in the acquisition or attempted acquisition of an interest in any  business that is involved in the acquisition of retail pharmacies or that  is involved in the retail sale of pharmaceutical drugs, in any city in the United States where the Company owns a pharmacy or that is within 40 miles of a pharmacy location owned by the Company; or

(b)         solicit, induce, entice or attempt to entice any employee, officer or director (except the Executive’s personal secretary, if any), contractor, customer, vendor or subcontractor of the Company or GRMK to terminate or breach any relationship with the Company or GRMK or any of their affiliates, or

(c)          solicit, induce, entice or attempt to entice any  customer, vendor or subcontractor of the Company or GRMK to cease doing business with  the Company or GRMK or any of their affiliates.

Executive agrees that the Executive will not circumvent or attempt to circumvent the foregoing agreements by any future arrangement or through the actions of a third party.

Executive agrees the above separate restrictions will not work any undue hardship on Executive, such restrictions are reasonable and that such restrictions will not keep Executive from earning a living or obtaining reasonable employment. Executive is a stockholder of GRMK and former direct member of the Company and agrees that the restrictions herein are in further consideration thereof, this Agreement and the sale and transfer of all goodwill associated with the former ownership of Company held by Executive pursuant to that certain Exchange Agreement dated November         , 2007.

10.                                 Proprietary Matters.  The Executive expressly understands and agrees that any and all improvements, inventions, discoveries, processes, applications, patents, copyrights, trade names, trademarks, know-how, trade secrets, or other proprietary matters (“Proprietary Items”) that are principally related to the business of the Company or GRMK and which were generated or conceived by the Executive during the term of this Agreement, whether generated or conceived during the Executive’s regular working hours or otherwise, and whether patentable, subject to copyright or trademark protection or not, will be the sole and exclusive property of the Company or GRMK, as applicable.  Whenever requested by the Company (either during the term of this Agreement or thereafter), the Executive will assign or execute any and all applications, assignments and or other instruments and do all things reasonably necessary or appropriate in order to permit the Company to:  (a) assign and convey or otherwise make available to the Company the sole and exclusive right, title, and interest in and to the Proprietary Items; or (b) apply for, obtain, maintain, enforce and defend patents, copyrights, trade names, or trademarks of the United States or of foreign countries for the Proprietary Items.  In the event any action requested by the Company to be taken by the Executive after the termination of this Agreement involves more than a de minimis amount of time, the Company shall reasonably compensate the Executive for his time.

11.                                 Arbitration.  The parties will attempt to promptly resolve any dispute or controversy arising out of or relating to this Agreement or termination of the Executive by the Company. Any negotiations pursuant to this Section 11 shall be confidential and will be treated as compromise and settlement negotiations for all purposes.  If the parties are unable to resolve the dispute, the dispute will be submitted to binding arbitration before a single arbitrator in accordance with the Rules for

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Commercial Cases of the American Arbitration Association and shall be undertaken pursuant to the Federal Arbitration Act.  The arbitrator will be instructed and empowered to take reasonable steps to expedite the arbitration and the arbitrator’s judgment will be final and binding upon the parties subject solely to challenge on the grounds of fraud or gross misconduct. The arbitrator is not empowered to award punitive or exemplary damages but only compensatory damages and each party hereby irrevocably waives any damages or right thereto other than such compensatory damages.  The arbitrator shall be empowered to apply the remedy of specific enforcement.  The arbitration will be held in Oklahoma City, Oklahoma.  Judgment upon any verdict in arbitration may be entered in any court of competent jurisdiction. Each party will initially bear its own costs in connection with the arbitration and the costs of the arbitrator will be borne by the party who the arbitrator determines did not prevail in the matter. The procedures specified in this Section 11 will be the sole and exclusive remedies and procedures for the resolution of disputes and controversies between the parties arising out of or relating to this Agreement.  Notwithstanding the foregoing, a party may seek a preliminary injunction or other provisional judicial relief if in such party’s judgment such action is necessary to avoid irreparable damage or to preserve the status quo pending arbitration. The parties hereby consent to the exclusive jurisdiction of and proper venue in, either the Federal District Court for the Western District of Oklahoma or Oklahoma County District Court, sitting in Oklahoma County, Oklahoma (as applicable) for purposes of any permitted action in the nature of a preliminary injunction.

12.                                 Miscellaneous.  The parties further agree as follows:

12.1                           Time.  Time is of the essence of each provision of this Agreement.

12.2                           Notices.  Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement will be in writing and will be deemed to have been given when delivered personally or by confirmed telefacsimile to the party designated to receive such notice, or on the date following the day sent by overnight courier, or on the third (3rd) business day after the same is sent by certified mail, postage and charges prepaid, directed to the following address or to such other or additional addresses as any party might designate by written notice to the other party:

To the Company:	ApothecaryRx, LLC
101 N. Robinson, Ste 920
Oklahoma City, Oklahoma, 73102
Fax No.:

To the Executive:	Mr. Lewis P. Zeidner
5400 Union Terrace Lane North
Plymouth, Minnesota 55442
Fax No.:

To GRMK:	Graymark Healthcare, Inc.
101 N. Robinson, Ste 920
Oklahoma City, Oklahoma, 73102
Fax No.:

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12.3                           Assignment.  Neither this Agreement nor any of the parties’ rights or obligations hereunder can be transferred or assigned without the prior written consent of the other parties to this Agreement, except that this Agreement shall be assignable to any successor in interest of the Company or GRMK or any successor in interest to substantially all of the assets of the Company or GRMK.

12.4                           Construction and Severability.  This Agreement is intended to be interpreted, construed and enforced in accordance with the laws of the State of Oklahoma, notwithstanding any conflict of law principles. The rule of construction that an agreement shall be construed against the drafter shall not apply as all parties hereto have negotiated and drafted this Agreement. If any provision of this Agreement or the application thereof to any person or circumstance is determined, to any extent, to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which the same is held invalid or unenforceable, will not be affected thereby, and each term and provision of this Agreement will be valid and enforceable to the fullest extent permitted by law.

12.5                           Entire Agreement.  Except as provided in this Agreement, this Agreement is the final, complete and exclusive expression of the agreement between the Company and the Executive, supersedes and replaces in all respects any prior employment agreements and on execution the relationship between the Company, GRMK and the Executive after the effective date of this Agreement will be governed by the terms of this Agreement and not by any other agreements, oral or otherwise. That certain Employment Agreement by and between Company and Executive dated June 30, 2006 (“Prior Agreement”) is hereby terminated and Executive hereby waives and releases any claim he has or may have under or relating to the Prior Agreement. No modification of this Agreement will be effective unless made by a supplemental written agreement executed by all of the parties hereto. No inducement to any party hereto exists except as set forth herein in writing. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

12.6                           Binding Effect.  This Agreement will be binding on the parties and their respective successors, legal representatives and permitted assigns.

12.7                           Attorneys’ Fees.  If any party institutes a permissible action or proceeding or an arbitration against any other party relating to the provisions of this Agreement or any default hereunder, the unsuccessful party to such action or proceeding will reimburse the successful party therein for the reasonable expenses of attorneys’ fees and disbursements and litigation expenses incurred by the successful party.

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective the date first above written.

APOTHECARYRx, LLC, an Oklahoma limited liability company

By:
Name:
Title:
Date:

(the “Company”)

LEWIS P. ZEIDNER, individually
Date:

(the “Executive”)

Graymark Healthcare, Inc.

By:
Name:
Title:
Date:

(“GRMK”)

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EXHIBIT E-2

EMPLOYMENT AGREEMENT

THIS AGREEMENT is made effective                                                         , 2007, between SDC HOLDINGS, LLC, an Oklahoma limited liability company (the “Company”), GRAYMARK HEALTHCARE, INC, an Oklahoma corporation (“GRMK”) and Vahid Salalati, an individual (the “Executive”).

WHEREAS, the Company desires to retain the services of the Executive and the Executive desires to make the Executive’s services available to the Company, and

WHEREAS, GRMK is the sole owner of the Company.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the Company, GRMK and the Executive agree as follows:

1.             Employment.  The Company hereby employs the Executive as an employee and the Executive hereby accepts such employment subject to the terms and conditions contained in this Agreement.  Subject to the terms of this Agreement, the employment relationship between Executive and Company is “at will” and either can terminate the Agreement with or without cause.

2.             Executive’s Duties.  The Executive is employed on a full-time basis.  Throughout the term of this Agreement, the Executive will use the Executive’s best efforts and due diligence to assist the Company in the acquisition and operation of sleep disorder centers and the long term profitable operation of the Company consistent with developing and maintaining a quality business operation.

2.1                                 Specific Duties.  The Executive will serve as the Chief Executive Officer of the Company or such other position and title as the Company shall determine from time to time.  The Executive will use the Executive’s best efforts to perform all of the services required to fully and faithfully execute the offices and positions to which the Executive is appointed and such other services as may be reasonably directed by the Company in accordance with this Agreement.

 2.2                              Rules and Regulations.  The Company may adopt an employee manual which addresses frequently asked questions regarding and employee relations with the Company.  The employee manual will be subject to change without notice in the sole discretion of the Company at any time.  The Executive agrees to comply with the employee manual except to the extent inconsistent with this Agreement.  In the event of a conflict between the employee manual and this Agreement, this Agreement will control over the terms of the employee manual.

3.             Other Activities.  Except for the activities (the “Permitted Activities”) expressly permitted by this Agreement or approved by the governing body of the Company and GRMK in writing, the Executive will not: (a) serve as an officer or director of any public corporation, partnership, company, or firm; (b) except for passive investments that do not violate this Agreement and require a de minimis portion of the Executive’s time and do not interfere in any way with the full time employment of Executive, serve as a general partner, manager or officer of any corporation,

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partnership, limited liability company, other company or firm; or (c) directly or indirectly invest in, participate in or acquire an interest in any company, business or entity which is engaged, directly or indirectly, in the provision of services or equipment relating to sleep disorders.  The limitations in this Section 3 will not prohibit a passive investment by the Executive in publicly traded securities where the equity interest owned by the Executive does not exceed 2% of the total outstanding equity interests of the publicly traded company.  The Executive shall disclose in writing to the Company all above Permitted Activities at the time of the execution of this Agreement and thereafter upon request.

4.             GRMK Management Committee.  GRMK shall (upon closing of the Exchange Agreement) initially appoint Executive to serve on its Management Committee that is in the process of being organized, without additional compensation or benefit. The existence and continued existence, terms, organization, structure, function, membership and qualification for membership, and appointment, continued appointment and term of service of and to the Management Committee shall be determined from time to time by the Board of Directors of GRMK in their sole discretion.   Executive may also serve in an executive position with GRMK, as determined by GRMK and Executive from time to time, for no additional compensation or benefits other than as provided in Section 5 below.

5.             Executive’s Compensation.  The Company agrees to compensate the Executive, subject  to the terms of this Agreement, as follows:

5.1                                 Base Salary.  A base salary (the “Base Salary”), in an annual rate of not less than One Hundred Thousand Dollars ($100,000.00).  The Base Salary will commence on the execution of this Agreement and will be payable in arrears semi-monthly during the term of this Agreement with the first installment to be paid on the Company’s next regular pay period after the date of this Agreement.

5.2                                 Bonus.  In addition to the Base Salary described at Section 5.1 of this Agreement, the Company may periodically review bonus compensation to the Executive.  Any bonus compensation determined to be paid will be at the absolute discretion of the Company in such amounts and at such times as the Company may determine.

5.3                                 Benefits.  The Company will provide the Executive such retirement benefits, reimbursement of reasonable expenditures for dues, travel and entertainment and other benefits on terms as may be provided by the Company from time to time.  The Company will also provide the Executive the opportunity to apply for coverage under the Company’s medical, life and disability plans, if any.  If the Executive is accepted for coverage under such plans, the Company will provide such coverage on the same terms as is customarily provided by the Company to the plan participants as modified from time to time.   The Executive will be entitled to take up to four (4) weeks of paid vacation each calendar year during the term of this Agreement, without carryover to the following calendar year.

5.4                                 Compensation Review.  The compensation of the Executive will be reviewed not less frequently than annually by the Company.

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6.             Term.  In the absence of termination as set forth in Section 7 below, this Agreement will extend for a term of three (3) years commencing on                                      , 2007, and ending on                                  , 2010 (the “Expiration Date”) as may be extended by written agreement from time to time.

7.             Termination.  This Agreement will continue in effect until the expiration of the term set forth in Section 6 of this Agreement, unless earlier terminated pursuant to this Section 7.

7.1                                 Termination by Company.  The Company will have the following rights to terminate this Agreement:

7.1.1                        Termination without Cause.  The Company may terminate this Agreement without cause at any time by the service of written notice of termination to the Executive specifying an effective date of such termination not sooner than thirty (30) days after the date of such notice (the “Termination Date”).  In the event the Executive is terminated without cause the Executive will receive as termination compensation, conditioned upon Executive being in full and complete compliance with all provisions of this Agreement at all times and no default having occurred or continuing: the total sum of  $100,000 in lieu of any vacation pay accrued and payable or taken by Executive through the Termination Date and less all applicable federal and state payroll tax withholdings, to be paid in equal monthly installments over 24 months without interest, and any benefits under Section 5.3 of this Agreement for one (1) year after the Termination Date. Provided however, no payment under this section 7.1.2 shall be due or payable to Executive after the Termination Date in the event that Executive shall assert or claim that any part of any this Agreement (including but not limited to Sections 8, 9, 10 or 11) of this is invalid or unenforceable, in whole or part.

                                                7.1.2        Termination for Cause.  The Company may terminate this Agreement for cause upon written notice if the Company determines that the Executive: (a) engaged in gross personal misconduct which materially injures the Company or GRMK, or any fraud or deceit regarding the business of the Company or GRMK or its or their customers or suppliers; (b) enters a plea of nolo contendere to or is convicted of a felony; (c) willfully and repeatedly fails to perform the Executive’s duties hereunder after receiving notice and being provided an opportunity to correct such actions or (d) defaults in the terms of this Agreement (“for cause”).  In the event this Agreement is terminated for cause, the Company will not have any obligation to provide any further payments or benefits to the Executive after the effective date of such termination.  This Agreement will not be deemed to have terminated for cause unless a written determination specifying the reasons for such termination is made and delivered to the Executive by the Company.  Thereafter, the Executive will have the right for a period of thirty (30) days to request a Company meeting to be held at a mutually agreeable time and location within such thirty (30) days and attended by the governing body (or a representative appointed for this purpose) of the Company then serving, at which meeting the Executive will have an opportunity to be heard.

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7.2                                 Termination by Executive.  The Executive may voluntarily terminate this Agreement with or without cause by the service of written notice of such termination to the Company specifying an effective date of such termination thirty (30) days after the date of such notice, during which time Executive may use remaining accrued vacation days or, at the Company’s option, be paid for such days.  In the event this Agreement is terminated by the Executive, the Company will have no further obligations to Executive hereunder including, without limitation, any obligation of the Company to provide any further compensation, payments or benefits to the Executive after the effective date of such termination.

7.3                                 Incapacity of Executive.  If the Executive suffers from a physical or mental condition which, in the reasonable judgment of the Company, prevents the Executive in whole or in part from performing the duties specified herein for a period of three (3) consecutive months, the employment of Executive may be terminated. The termination for such incapacity shall be deemed as a termination with cause, any compensation or benefits payable under Section 5 of this Agreement will be continued for six (6) months if the Executive was in full compliance with this Agreement, and no default by Executive has occurred or is continuing.  Notwithstanding the foregoing, the Executive’s Base Salary specified in Section 5.1 of this Agreement will be reduced by any benefits payable under any disability plans provided by the Company under Section 5 of this Agreement.

7.4                                 Death of Executive.  If the Executive should become deceased during the term of this Agreement, such shall be deemed a termination for cause and the Company may thereafter terminate this Agreement without compensation to the Executive’s estate except: (a) the obligation to continue the Base Salary payments under Section 5.1 of this Agreement for six (6) months after the effective date of such termination, and (b) the benefits described in Section 5.3 of this Agreement, if any or if applicable, for six (6) months after the effective date of such termination, in both cases if the Executive was in full compliance with this Agreement and no default under this Agreement has occurred or is continuing.

7.5                                 Effect of Termination.  The termination of this Agreement will terminate all obligations of the Executive to render services on behalf of the Company, provided that the Executive will maintain the confidentiality of all information  that is acquired by the Executive during the term of his employment in accordance with Section 8 of this Agreement.  Except as otherwise provided in this Section 7, no accrued bonus, severance pay or other form of compensation will be payable by the Company to the Executive by reason of the termination of this Agreement. All keys, entry cards,

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                                                credit cards, files, records, financial information, furniture, furnishings, equipment, computers and laptops, software, supplies and other items relating to the Company will remain the property of the Company.  The Executive will have the right to retain and remove all personal property and effects that are owned by the Executive and located in the offices of the Company.  All such personal items will be removed from such offices no later than ten (10) days after the effective date of termination and the Company is hereby authorized to discard any items remaining thereafter.  Prior to the effective date of termination, the Executive will cooperate with the Company to provide for the orderly termination of the Executive’s employment.

7.6                                 Condition. As a condition precedent to the right to receive the payments set forth in this Section 7, the Executive (or his personal representative) shall execute a waiver and release of all claims against the Company, its governing body, and GRMK and its governing body, which the Executive has or may have, in form reasonably acceptable to the Company and GRMK, other than as to the right to receive payments as provided in this Section 7 or as set forth in and applicable under Section 7.7 below and the Executive shall be and remain in full compliance at all times with this Agreement. The Company shall have the right of offset under this Agreement.

7.7                                 Release of Executive. GRMK and the Company agree that if the employment of Executive with the Company is terminated by the Company without cause, or if Executive is terminated without cause from all management positions (service on the GRMK Management Committee to be considered as a management position) with GRMK, GRMK and Company shall cause Executive to be discharged and released from any personal liability that Executive has incurred as a result of personally guaranteeing debt relating to the purchase of operations of the Company or GRMK. The term “without cause” for this purpose shall mean a reason other than (i) “for cause”, as set forth in Section 7.1.2, (ii) incapacity as set forth in Section 7.3, (iii) death of the Executive as set forth in Section 7.4, or (iv) termination by Executive as set forth in Section 7.2.

8.             Confidentiality.  The Executive recognizes that the nature of the Executive’s services are such that the Executive will have access to information which constitutes trade secrets, and/or is of a  business or confidential nature, that is of great value to the Company and GRMK.  The Executive agrees not to disclose to any person other than the Company’s employees or the Company’s  (or GRMK) approved legal counsel nor use for any purpose, other than the performance of this Agreement, any such confidential information (“Confidential Information”), regardless of the source of the Confidential Information or how same was obtained. All such Confidential Information shall be the sole and exclusive property of the Company or GRMK, as applicable. Confidential Information includes, but is not limited to, data or material (regardless of form) which is any of the following:  (a) trade secret, non-public information, or information proprietary to the Company or GRMK, (b) information pertaining to proposed or pending pharmacy acquisitions or sales, proposed or pending sleep center acquisitions, or other proposed or pending business of GRMK or the Company and (c) financial information or business plans of the Company or GRMK.  The Executive agrees that the provisions of this Section 8 will survive the termination, expiration or cancellation of this Agreement for a period of two (2) years. The Executive will, upon any termination of this Agreement (or at any other time requested by the Company), deliver to the Company all originals

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and copies of the documents or materials containing Confidential Information.  For purposes of Sections 8, 9 and 10 of this Agreement, the Company and GRMK expressly includes any of their affiliated corporations, partnerships or entities.

9.             Restrictive Covenant. Notwithstanding any provision of this Agreement to the contrary, and in further consideration of the terms of this Agreement, for a period of twenty-four (24) months after Executive is no longer employed by the Company for any reason, including but not limited to as a result of either the resignation by the Executive pursuant to Section 7.2 above or termination for cause pursuant to Section 7.1.2 above, or termination without cause pursuant to Section 7.1.1 above, the Executive will not, directly or indirectly:

(a)          acquire, attempt to acquire, solicit, perform services in any capacity for, or aid another in the acquisition or attempted acquisition of an interest in any business that is involved in the acquisition or operation of sleep centers (diagnostic, treatment or equipment), in any city of a state in the United States where the Company owns any interest in a sleep center or that is within 40 miles of a sleep center location owned by the Company; or

(b)         solicit, induce, entice or attempt to entice any employee, officer or director (except the Executive’s personal secretary, if any), contractor, customer, vendor or subcontractor of the Company or GRMK to terminate or breach any relationship with the Company or GRMK or any of their affiliates, or

(c)          solicit, induce, entice or attempt to entice any  customer, vendor or subcontractor of the Company or GRMK to cease doing business with  the Company or GRMK or any of their affiliates.

Executive agrees that the Executive will not circumvent or attempt to circumvent the foregoing agreements by any future arrangement or through the actions of a third party.

Executive agrees the above separate restrictions will not work any undue hardship on Executive, such restrictions are reasonable and that such restrictions will not keep Executive from earning a living or obtaining reasonable employment. Executive is a stockholder of GRMK and former direct member of the Company and agrees that the restrictions herein are in further consideration thereof, this Agreement and the sale and transfer of all goodwill associated with the former ownership of Company held by Executive pursuant to that certain Exchange Agreement dated October     , 2007.

10.           Proprietary Matters.  The Executive expressly understands and agrees that any and all improvements, inventions, discoveries, processes, applications, patents, copyrights, trade names, trademarks, know-how, trade secrets, or other proprietary matters (“Proprietary Items”) that are principally related to the business of the Company or GRMK and which were generated or conceived by the Executive during the term of this Agreement, whether generated or conceived during the Executive’s regular working hours or otherwise, and whether patentable, subject to copyright or trademark protection or not, will be the sole and exclusive property of the Company or GRMK as applicable.  Whenever requested by the Company (either during the term of this Agreement or thereafter), the Executive will assign or execute any and all applications, assignments and or other instruments and do all things which the Company deems necessary or appropriate in order to permit the Company to:  (a) assign and convey or otherwise make available to the Company the sole and

6

exclusive right, title, and interest in and to the Proprietary items; or (b) apply for, obtain, maintain, enforce and defend patents, copyrights, trade names, or trademarks of the United States or of foreign countries for the Proprietary Items

11.           Arbitration.  The parties will attempt to promptly resolve any dispute or controversy arising out of or relating to this Agreement or termination of the Executive by the Company. Any negotiations pursuant to this Section 11 shall be confidential and will be treated as compromise and settlement negotiations for all purposes.  If the parties are unable to resolve the dispute, the dispute will be submitted to binding arbitration before a single arbitrator in accordance with the Rules for Commercial Cases of the American Arbitration Association and shall be undertaken pursuant to the Federal Arbitration Act.  The arbitrator will be instructed and empowered to take reasonable steps to expedite the arbitration and the arbitrator’s judgment will be final and binding upon the parties subject solely to challenge on the grounds of fraud or gross misconduct. The arbitrator is not empowered to award punitive or exemplary damages but only compensatory damages and each party hereby irrevocably waives any damages or right thereto other than such compensatory damages.  The arbitrator shall be empowered to apply the remedy of specific enforcement.  The arbitration will be held in Oklahoma City, Oklahoma.  Judgment upon any verdict in arbitration may be entered in any court of competent jurisdiction. Each party will initially bear its own costs in connection with the arbitration and the costs of the arbitrator will be borne by the party who the arbitrator determines did not prevail in the matter. The arbitrator shall award reasonable attorney fees and costs to the prevailing party. The procedures specified in this Section 11 will be the sole and exclusive remedies and procedures for the resolution of disputes and controversies between the parties arising out of or relating to this Agreement.  Notwithstanding the foregoing, a party may seek a preliminary injunction or other provisional judicial relief if in such party’s judgment such action is necessary to avoid irreparable damage or to preserve the status quo pending arbitration. The prevailing party in any such injunctive action shall be entitled to an award of its reasonable attorney fees and costs. The parties hereby consent to the exclusive jurisdiction of and proper venue in, either of the Federal District Court for the Western District of Oklahoma or Oklahoma County District Court, sitting in Oklahoma County, Oklahoma (as applicable) for purposes of any permitted action in the nature of a preliminary injunction.

12.           Miscellaneous.  The parties further agree as follows:

12.1                           Time.      Time is of the essence of each provision of this Agreement.

12.2                           Notices.  Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement will be in writing and will be deemed to have been given when delivered personally or by confirmed telefacsimile to the party designated to receive such notice, or on the date following the day sent by overnight courier, or on the third (3rd) business day after the same is sent by certified mail, postage and charges prepaid, directed to the following address or to such other or additional addresses as any party might designate by written notice to the other party:

To the Company:	SDC Holdings, LLC
101 N. Robinson, Ste 920
Oklahoma City, Oklahoma, 73102

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To the Executive:	Mr. Vahid Salalati
1400 Winding Ridge Road
Edmond, Oklahoma, 73034

To GRMK:	Graymark Healthcare, Inc.
101 N. Robinson, Ste 920
Oklahoma City, Oklahoma, 73102

12.3                           Assignment.  Neither this Agreement nor any of the parties’ rights or obligations hereunder can be transferred or assigned without the prior written consent of the other parties to this Agreement, except that this Agreement shall be assignable to any successor in interest of the Company or GRMK or any successor in interest to substantially all of the assets of the Company or GRMK.

12.4                           Construction and Severability.  This Agreement is intended to be interpreted, construed and enforced in accordance with the laws of the State of Oklahoma, notwithstanding any conflict of law principles. The rule of construction that an agreement shall be construed against the drafter shall not apply as all parties hereto have negotiated and drafted this Agreement. If any provision of this Agreement or the application thereof to any person or circumstance is determined, to any extent, to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which the same is held invalid or unenforceable, will not be affected thereby, and each term and provision of this Agreement will be valid and enforceable to the fullest extent permitted by law.

12.5                           Entire Agreement.  Except as provided in this Agreement, this Agreement is the final, complete and exclusive expression of the agreement between the Company and the Executive, supersedes and replaces in all respects any prior employment agreements and on execution the relationship between the Company, GRMK and the Executive after the effective date of this Agreement will be governed by the terms of this Agreement and not by any other agreements, oral or otherwise. That certain Employment Agreement by and between Company and Executive dated January 31, 2007 (“Prior Agreement”) is hereby terminated and Executive hereby waives and releases any claim he has or may have under or relating to the Prior Agreement.   No modification of this Agreement will be effective unless made by a supplemental written agreement executed by all of the parties hereto. No inducement to any party hereto exists except as set forth herein in writing. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

12.6                           Binding Effect.  This Agreement will be binding on the parties and their respective successors, legal representatives and permitted assigns.

12.7                           Attorneys’ Fees.  If any party institutes a permissible action or proceeding or an arbitration against any other party relating to the provisions of this Agreement or any

8

                                                default hereunder, the unsuccessful party to such action or proceeding will reimburse the successful party therein for the reasonable expenses of attorneys’ fees and disbursements and litigation expenses incurred by the successful party.

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective the date first above written.

SDC HOLDINGS, LLC, an Oklahoma limited liability company

By:
Name:
Title:
Date:

(the “Company”)

VAHID SALALATI, individually
Date:
(the "Executive")

Graymark Healthcare, Inc.

By:
Name:
Title:
Date:

(“GRMK”)

9

EXHIBIT E-3

EMPLOYMENT AGREEMENT

THIS AGREEMENT is made effective                                                   , 2007, between SDC HOLDINGS, LLC, an Oklahoma limited liability company (the “Company”), GRAYMARK HEALTHCARE, INC, an Oklahoma corporation (“GRMK”) and Greg Luster, an individual (the “Executive”).

WHEREAS, the Company desires to retain the services of the Executive and the Executive desires to make the Executive’s services available to the Company, and

WHEREAS, GRMK is the sole owner of the Company.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the Company, GRMK and the Executive agree as follows:

1.             Employment.  The Company hereby employs the Executive as an employee and the Executive hereby accepts such employment subject to the terms and conditions contained in this Agreement.  Subject to the terms of this Agreement, the employment relationship between Executive and Company is “at will” and either can terminate the Agreement with or without cause.

2.             Executive’s Duties.  The Executive is employed on a full-time basis.  Throughout the term of this Agreement, the Executive will use the Executive’s best efforts and due diligence to assist the Company in the acquisition and operation of sleep disorder centers and the long term profitable operation of the Company consistent with developing and maintaining a quality business operation.

2.1                                 Specific Duties.  The Executive will serve as the Chief Operating Officer and General Counsel of the Company or such other position and title as the Company shall determine from time to time.  The Executive will use the Executive’s best efforts to perform all of the services required to fully and faithfully execute the offices and positions to which the Executive is appointed and such other services as may be reasonably directed by the Company in accordance with this Agreement.

 2.2                              Rules and Regulations.  The Company may adopt an employee manual which addresses frequently asked questions regarding and employee relations with the Company.  The employee manual will be subject to change without notice in the sole discretion of the Company at any time.  The Executive agrees to comply with the employee manual except to the extent inconsistent with this Agreement.  In the event of a conflict between the employee manual and this Agreement, this Agreement will control over the terms of the employee manual.

3.             Other Activities.  Except for the activities (the “Permitted Activities”) expressly permitted by this Agreement or approved by the governing body of the Company and GRMK in writing, the Executive will not: (a) serve as an officer or director of any public corporation, partnership, company, or firm; (b) except for passive investments that do not violate this Agreement and require a de minimis portion of the Executive’s time and do not interfere in any way with the full time employment of Executive, serve as a general partner, manager or officer of any corporation,

1

partnership, limited liability company, other company or firm; or (c) directly or indirectly invest in, participate in or acquire an interest in any company, business or entity which is engaged, directly or indirectly, in the provision of services or equipment relating to sleep disorders.  The limitations in this Section 3 will not prohibit a passive investment by the Executive in publicly traded securities where the equity interest owned by the Executive does not exceed 2% of the total outstanding equity interests of the publicly traded company.  The Executive shall disclose in writing to the Company all above Permitted Activities at the time of the execution of this Agreement and thereafter upon request.

4.             GRMK Management Committee.  GRMK shall (upon closing of the Exchange Agreement) initially appoint Executive to serve on its Management Committee that is in the process of being organized, without additional compensation or benefit. The existence and continued existence, terms, organization, structure, function, membership and qualification for membership, and appointment, continued appointment and term of service of and to the Management Committee shall be determined from time to time by the Board of Directors of GRMK in their sole discretion.   Executive may also serve in an executive position with GRMK, as determined by GRMK and Executive from time to time, for no additional compensation or benefits other than as provided in Section 5 below.

5.             Executive’s Compensation.  The Company agrees to compensate the Executive, subject  to the terms of this Agreement, as follows:

5.1                                 Base Salary.  A base salary (the “Base Salary”), in an annual rate of not less than One Hundred Thousand Dollars ($100,000.00).  The Base Salary will commence on the execution of this Agreement and will be payable in arrears semi-monthly during the term of this Agreement with the first installment to be paid on the Company’s next regular pay period after the date of this Agreement.

5.2                                 Bonus.  In addition to the Base Salary described at Section 5.1 of this Agreement, the Company may periodically review bonus compensation to the Executive.  Any bonus compensation determined to be paid will be at the absolute discretion of the Company in such amounts and at such times as the Company may determine.

5.3                                 Benefits.  The Company will provide the Executive such retirement benefits, reimbursement of reasonable expenditures for dues, travel and entertainment and other benefits on terms as may be provided by the Company from time to time.  The Company will also provide the Executive the opportunity to apply for coverage under the Company’s medical, life and disability plans, if any.  If the Executive is accepted for coverage under such plans, the Company will provide such coverage on the same terms as is customarily provided by the Company to the plan participants as modified from time to time.   The Executive will be entitled to take up to four (4) weeks of paid vacation each calendar year during the term of this Agreement, without carryover to the following calendar year.

5.4                                 Compensation Review.  The compensation of the Executive will be reviewed not less frequently than annually by the Company.

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6.             Term.  In the absence of termination as set forth in Section 7 below, this Agreement will extend for a term of three (3) years commencing on                                     , 2007, and ending on                                     , 2010 (the “Expiration Date”) as may be extended by written agreement from time to time.

7.             Termination.  This Agreement will continue in effect until the expiration of the term set forth in Section 6 of this Agreement, unless earlier terminated pursuant to this Section 7.

7.1                                 Termination by Company.  The Company will have the following rights to terminate this Agreement:

7.1.1                        Termination without Cause.  The Company may terminate this Agreement without cause at any time by the service of written notice of termination to the Executive specifying an effective date of such termination not sooner than thirty (30) days after the date of such notice (the “Termination Date”).  In the event the Executive is terminated without cause the Executive will receive as termination compensation, conditioned upon Executive being in full and complete compliance with all provisions of this Agreement at all times and no default having occurred or continuing: the total sum of  $100,000 in lieu of any vacation pay accrued and payable or taken by Executive through the Termination Date and less all applicable federal and state payroll tax withholdings, to be paid in equal monthly installments over 24 months without interest, and any benefits under Section 5.3 of this Agreement for one (1) year after the Termination Date. Provided however, no payment under this section 7.1.2 shall be due or payable to Executive after the Termination Date in the event that Executive shall assert or claim that any part of any this Agreement (including but not limited to Sections 8, 9, 10 or 11) of this is invalid or unenforceable, in whole or part.

7.1.2        Termination for Cause.  The Company may terminate this Agreement for cause upon written notice if the Company determines that the Executive: (a) engaged in gross personal misconduct which materially injures the Company or GRMK, or any fraud or deceit regarding the business of the Company or GRMK or its or their customers or suppliers; (b) enters a plea of nolo contendere to or is convicted of a felony; (c) willfully and repeatedly fails to perform the Executive’s duties hereunder after receiving notice and being provided an opportunity to correct such actions or (d) defaults in the terms of this Agreement (“for cause”).  In the event this Agreement is terminated for cause, the Company will not have any obligation to provide any further payments or benefits to the Executive after the effective date of such termination.  This Agreement will not be deemed to have terminated for cause unless a written determination specifying the reasons for such termination is made and delivered to the Executive by the Company.  Thereafter, the Executive will have the right for a period of thirty (30) days to request a Company meeting to be held at a mutually agreeable time and location within such thirty (30) days and attended by the governing body (or a representative appointed for this purpose) of the Company then serving, at which meeting the Executive will have an opportunity to be heard.

3

7.2                                 Termination by Executive.  The Executive may voluntarily terminate this Agreement with or without cause by the service of written notice of such termination to the Company specifying an effective date of such termination thirty (30) days after the date of such notice, during which time Executive may use remaining accrued vacation days or, at the Company’s option, be paid for such days.  In the event this Agreement is terminated by the Executive, the Company will have no further obligations to Executive hereunder including, without limitation, any obligation of the Company to provide any further compensation, payments or benefits to the Executive after the effective date of such termination.

7.3                                 Incapacity of Executive.  If the Executive suffers from a physical or mental condition which, in the reasonable judgment of the Company, prevents the Executive in whole or in part from performing the duties specified herein for a period of three (3) consecutive months, the employment of Executive may be terminated. The termination for such incapacity shall be deemed as a termination with cause, any compensation or benefits payable under Section 5 of this Agreement will be continued for six (6) months if the Executive was in full compliance with this Agreement, and no default by Executive has occurred or is continuing.  Notwithstanding the foregoing, the Executive’s Base Salary specified in Section 5.1 of this Agreement will be reduced by any benefits payable under any disability plans provided by the Company under Section 5 of this Agreement.

7.4                                 Death of Executive.  If the Executive should become deceased during the term of this Agreement, such shall be deemed a termination for cause and the Company may thereafter terminate this Agreement without compensation to the Executive’s estate except: (a) the obligation to continue the Base Salary payments under Section 5.1 of this Agreement for six (6) months after the effective date of such termination, and (b) the benefits described in Section 5.3 of this Agreement, if any or if applicable, for six (6) months after the effective date of such termination, in both cases if the Executive  was in full compliance with this Agreement and no default under this Agreement  has occurred or is continuing.

7.5                                 Effect of Termination.  The termination of this Agreement will terminate all obligations of the Executive to render services on behalf of the Company, provided that the Executive will maintain the confidentiality of all information  that is acquired by the Executive during the term of his employment in accordance with Section 8 of this Agreement.  Except as otherwise provided in this Section 7, no accrued bonus, severance pay or other form of compensation will be payable by the Company to the Executive by reason of the termination of this Agreement. All keys, entry cards,

4

                                                credit cards, files, records, financial information, furniture, furnishings, equipment, computers and laptops, software, supplies and other items relating to the Company will remain the property of the Company.  The Executive will have the right to retain and remove all personal property and effects that are owned by the Executive and located in the offices of the Company.  All such personal items will be removed from such offices no later than ten (10) days after the effective date of termination and the Company is hereby authorized to discard any items remaining thereafter.  Prior to the effective date of termination, the Executive will cooperate with the Company to provide for the orderly termination of the Executive’s employment.

7.6                                 Condition. As a condition precedent to the right to receive the payments set forth in this Section 7, the Executive (or his personal representative) shall execute a waiver and release of all claims against the Company, its governing body, and GRMK and its governing body, which the Executive has or may have, in form reasonably acceptable to the Company and GRMK, other than as to the right to receive payments as provided in this Section 7 or as set forth in and applicable under Section 7.7 below and the Executive shall be and remain in full compliance at all times with this Agreement. The Company shall have the right of offset under this Agreement.

7.7                                 Release of Executive. GRMK and the Company agree that if the employment of Executive with the Company is terminated by the Company without cause, or if Executive is terminated without cause from all management positions (service on the GRMK Management Committee to be considered as a management position) with GRMK, GRMK and Company shall cause Executive to be discharged and released from any personal liability that Executive has incurred as a result of personally guaranteeing debt relating to the purchase of operations of the Company or GRMK. The term “without cause” for this purpose shall mean a reason other than (i) “for cause”, as set forth in Section 7.1.2, (ii) incapacity as set forth in Section 7.3, (iii) death of the Executive as set forth in Section 7.4, or (iv) termination by Executive as set forth in Section 7.2.

8.             Confidentiality.  The Executive recognizes that the nature of the Executive’s services are such that the Executive will have access to information which constitutes trade secrets, and/or is of a  business or confidential nature, that is of great value to the Company and GRMK.  The Executive agrees not to disclose to any person other than the Company’s employees or the Company’s  (or GRMK) approved legal counsel nor use for any purpose, other than the performance of this Agreement, any such confidential information (“Confidential Information”), regardless of the source of the Confidential Information or how same was obtained. All such Confidential Information shall be the sole and exclusive property of the Company or GRMK, as applicable. Confidential Information includes, but is not limited to, data or material (regardless of form) which is any of the following:  (a) trade secret, non-public information, or information proprietary to the Company or GRMK, (b) information pertaining to proposed or pending pharmacy acquisitions or sales, proposed or pending sleep center acquisitions, or other proposed or pending business of GRMK or the Company and (c) financial information or business plans of the Company or GRMK.  The Executive agrees that the provisions of this Section 8 will survive the termination, expiration or cancellation of this Agreement for a period of two (2) years. The Executive will, upon any termination of this Agreement (or at any other time requested by the Company), deliver to the Company all originals

5

and copies of the documents or materials containing Confidential Information.  For purposes of Sections 8, 9 and 10 of this Agreement, the Company and GRMK expressly includes any of their affiliated corporations, partnerships or entities.

9.             Restrictive Covenant. Notwithstanding any provision of this Agreement to the contrary, and in further consideration of the terms of this Agreement, for a period of twenty-four (24) months after Executive is no longer employed by the Company for any reason, including but not limited to as a result of either the resignation by the Executive pursuant to Section 7.2 above or termination for cause pursuant to Section 7.1.2 above, or termination without cause pursuant to Section 7.1.1 above, the Executive will not, directly or indirectly:

(a)          acquire, attempt to acquire, solicit, perform services in any capacity for, or aid another in the acquisition or attempted acquisition of an interest in any business that is involved in the acquisition or operation of sleep centers (diagnostic, treatment or equipment), in any city of a state in the United States where the Company owns any interest in a sleep center or that is within 40 miles of a sleep center location owned by the Company; or

(b)         solicit, induce, entice or attempt to entice any employee, officer or director (except the Executive’s personal secretary, if any), contractor, customer, vendor or subcontractor of the Company or GRMK to terminate or breach any relationship with the Company or GRMK or any of their affiliates, or

(c)          solicit, induce, entice or attempt to entice any  customer, vendor or subcontractor of the Company or GRMK to cease doing business with  the Company or GRMK or any of their affiliates.

Executive agrees that the Executive will not circumvent or attempt to circumvent the foregoing agreements by any future arrangement or through the actions of a third party.

Executive agrees the above separate restrictions will not work any undue hardship on Executive, such restrictions are reasonable and that such restrictions will not keep Executive from earning a living or obtaining reasonable employment. Executive is a stockholder of GRMK and former direct member of the Company and agrees that the restrictions herein are in further consideration thereof, this Agreement and the sale and transfer of all goodwill associated with the former ownership of Company held by Executive pursuant to that certain Exchange Agreement dated October    , 2007.

10.           Proprietary Matters.  The Executive expressly understands and agrees that any and all improvements, inventions, discoveries, processes, applications, patents, copyrights, trade names, trademarks, know-how, trade secrets, or other proprietary matters (“Proprietary Items”) that are principally related to the business of the Company or GRMK and which were generated or conceived by the Executive during the term of this Agreement, whether generated or conceived during the Executive’s regular working hours or otherwise, and whether patentable, subject to copyright or trademark protection or not, will be the sole and exclusive property of the Company or GRMK as applicable.  Whenever requested by the Company (either during the term of this Agreement or thereafter), the Executive will assign or execute any and all applications, assignments and or other instruments and do all things which the Company deems necessary or appropriate in order to permit the Company to:  (a) assign and convey or otherwise make available to the Company the sole and

6

exclusive right, title, and interest in and to the Proprietary items; or (b) apply for, obtain, maintain, enforce and defend patents, copyrights, trade names, or trademarks of the United States or of foreign countries for the Proprietary Items.

11.           Arbitration.  The parties will attempt to promptly resolve any dispute or controversy arising out of or relating to this Agreement or termination of the Executive by the Company. Any negotiations pursuant to this Section 11 shall be confidential and will be treated as compromise and settlement negotiations for all purposes.  If the parties are unable to resolve the dispute, the dispute will be submitted to binding arbitration before a single arbitrator in accordance with the Rules for Commercial Cases of the American Arbitration Association and shall be undertaken pursuant to the Federal Arbitration Act.  The arbitrator will be instructed and empowered to take reasonable steps to expedite the arbitration and the arbitrator’s judgment will be final and binding upon the parties subject solely to challenge on the grounds of fraud or gross misconduct. The arbitrator is not empowered to award punitive or exemplary damages but only compensatory damages and each party hereby irrevocably waives any damages or right thereto other than such compensatory damages.  The arbitrator shall be empowered to apply the remedy of specific enforcement.  The arbitration will be held in Oklahoma City, Oklahoma.  Judgment upon any verdict in arbitration may be entered in any court of competent jurisdiction. Each party will initially bear its own costs in connection with the arbitration and the costs of the arbitrator will be borne by the party who the arbitrator determines did not prevail in the matter. The arbitrator shall award reasonable attorney fees and costs to the prevailing party. The procedures specified in this Section 11 will be the sole and exclusive remedies and procedures for the resolution of disputes and controversies between the parties arising out of or relating to this Agreement.  Notwithstanding the foregoing, a party may seek a preliminary injunction or other provisional judicial relief if in such party’s judgment such action is necessary to avoid irreparable damage or to preserve the status quo pending arbitration. The prevailing party in any such injunctive action shall be entitled to an award of its reasonable attorney fees and costs. The parties hereby consent to the exclusive jurisdiction of and proper venue in, either of the Federal District Court for the Western District of Oklahoma or Oklahoma County District Court, sitting in Oklahoma County, Oklahoma (as applicable) for purposes of any permitted action in the nature of a preliminary injunction.

12.           Miscellaneous.  The parties further agree as follows:

12.1                           Time.      Time is of the essence of each provision of this Agreement.

12.2                           Notices.  Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement will be in writing and will be deemed to have been given when delivered personally or by confirmed telefacsimile to the party designated to receive such notice, or on the date following the day sent by overnight courier, or on the third (3rd) business day after the same is sent by certified mail, postage and charges prepaid, directed to the following address or to such other or additional addresses as any party might designate by written notice to the other party:

To the Company:	SDC Holdings, LLC
101 N. Robinson, Ste 920
Oklahoma City, Oklahoma, 73102

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To the Executive:	Mr. Greg Luster
1400 Winding Ridge Road
Edmond, Oklahoma, 73034

To GRMK:	Graymark Healthcare, Inc.
101 N. Robinson, Ste 920
Oklahoma City, Oklahoma, 73102

12.3                           Assignment.  Neither this Agreement nor any of the parties’ rights or obligations hereunder can be transferred or assigned without the prior written consent of the other parties to this Agreement, except that this Agreement shall be assignable to any successor in interest of the Company or GRMK or any successor in interest to substantially all of the assets of the Company or GRMK.

12.4                           Construction and Severability.  This Agreement is intended to be interpreted, construed and enforced in accordance with the laws of the State of Oklahoma, notwithstanding any conflict of law principles. The rule of construction that an agreement shall be construed against the drafter shall not apply as all parties hereto have negotiated and drafted this Agreement. If any provision of this Agreement or the application thereof to any person or circumstance is determined, to any extent, to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which the same is held invalid or unenforceable, will not be affected thereby, and each term and provision of this Agreement will be valid and enforceable to the fullest extent permitted by law.

12.5                           Entire Agreement.  Except as provided in this Agreement, this Agreement is the final, complete and exclusive expression of the agreement between the Company and the Executive, supersedes and replaces in all respects any prior employment agreements and on execution the relationship between the Company, GRMK and the Executive after the effective date of this Agreement will be governed by the terms of this Agreement and not by any other agreements, oral or otherwise. That certain Employment Agreement by and between Company and Executive dated January 31, 2007 (“Prior Agreement”) is hereby terminated and Executive hereby waives and releases any claim he has or may have under or relating to the Prior Agreement.   No modification of this Agreement will be effective unless made by a supplemental written agreement executed by all of the parties hereto. No inducement to any party hereto exists except as set forth herein in writing. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

12.6                           Binding Effect.  This Agreement will be binding on the parties and their respective successors, legal representatives and permitted assigns.

 12.7                        Attorneys’ Fees.  If any party institutes a permissible action or proceeding or an arbitration against any other party relating to the provisions of this Agreement or any

8

                                                                                                default hereunder, the unsuccessful party to such action or proceeding will reimburse the successful party therein for the reasonable expenses of attorneys’ fees and disbursements and litigation expenses incurred by the successful party.

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective the date first above written.

SDC HOLDINGS, LLC, an Oklahoma limited liability company

By:
Name:
Title:
Date:

(the “Company”)

GREG LUSTER, individually
Date:
(the "Executive")

Graymark Healthcare, Inc.

By:
Name:
Title:
Date:

(“GRMK”)

9

Graymark Disclosure Schedule

Section 3.2(c) — The following sets forth a complete and correct list of all stock options, warrants and other rights to receive Graymark Common Stock:

		Exercise	Expiration
Holder	Shares	Price	Date

Warrants issued to private
placement holders	2,980,000	$2.00	10/30/2008
Underwriter warrants issued to
ViewTrade Financial	443,250	$1.10	10/30/2008
Convertible debt warrants issued
to SXJE, LLC	500,000	$0.50	8/5/2010
Convertible debt warrants issued
to SXJE, LLC	500,000	$0.50	10/25/2010
Convertible debt warrants issued
to SXJE, LLC	500,000	$0.50	3/15/2012

Total warrants	4,923,250

Peter Hoffman options	100,000	$1.25	10/30/2008
Director options	80,000	$1.10	12/31/2009
Officer options	60,000	$1.10	12/31/2009
Director options	80,000	$0.75	9/30/2011
Officer options	60,000	$0.75	9/30/2011
Employee options (exercisable
beginning 10/1/2007	20,000	$0.75	9/30/2012

Total options	400,000

Total warrants and options	5,323,250

Section 3.3(a) and (b) — The following details the subsidiaries of Graymark along with the respective percentage of ownership held by Graymark:

	Capital	Minority
Subsidiary	Ownership	Interests

Graymark Productions, LLC	100%	—%
Out of the Blue Productions, LLC	50%	—%
The Hunt, The Motion Picture LLC	100%	35%
Surveillance, The Motion Picture LLC	100%	50%
Soul’s Midnight LLC	100%	75%
Fingerprints LLC	100%	65%

Section 3.4 — There are no commitments to issue capital stock except for the warrants and options detailed in Section 3.2(c).

Section 3.6 — None

Section 3.11 — None

Section 3.12(b) — Graymark has minority arrangements associated with the following motion pictures that are treated as partnerships for income tax purposes:  The Hunt, Surveillance, Soul’s Midnight and Fingerprints.

Section 3.13 — None

Section 3.15 — None

Section 3.16 — None

Section 3.18 — None

Section 3.19 — None

Section 3.20(a)(i) — None

Section 3.20(a)(ii) — None

Section 3.20(a)(iii) — Graymark leases it’s corporate office space under an 12 month unwritten lease at a monthly rate of $2,388.

Section 3.20(a)(iv) — None

Section 3.20(a)(v) — None

Section 3.20(a)(vi) — None

Section 3.20(a)(vii) — None

Section 3.20(a)(viii) — None

Section 3.20(a)(ix) — None

Section 3.21 — None

Section 3.23 — None

Section 3.25 — None

Section 3.28 — The following details the bank accounts of Graymark and its subsidiaries:

Account Description	Bank	Account #
Graymark — Operating	BancFirst	385025288
Graymark — Money market	BancFirst	385025640
Graymark — Money market	Valliance	107000184
Graymark — Project account	BankFirst	4005111408
Out of the Blue — Operating	City National	112203826
The Hunt — Operating	BancFirst	4005089690
Surveillance — Operating	BancFirst	4005092306
Soul’s Midnight — Operating	BancFirst	4005096891
Fingerpringts — Operating	BancFirst	4005100872

Section 3.30 — The following sets forth a complete list of the motion picture distributors currently used by Graymark:

Movie	Domestic	Foreign	Broadcast
Cloud 9	20th Century Fox	Lakeshore Entertainment	Pinnacle
The Hunt	Image Entertainment	American World Pictures (“AWP”)	AWP
Surveillance	Image Entertainment	AWP	AWP
Soul’s Midnight	Image Entertainment	AWP	AWP
Fingerprints	Image Entertainment	None	None

APPENDIX B

CONSENT TO ACTION IN LIEU

OF A MEETING OF THE SHAREHOLDERS

OF GRAYMARK PRODUCTIONS, INC.

          , 2007

The undersigned holders of a majority of the outstanding shares of common stock, $.0001 par value per share (the “Common Stock’), of Graymark Productions, Inc., an Oklahoma corporation, (the “Corporation”), do hereby adopt and consent to the adoption of the following resolutions, with the same force and effect as if such resolutions were proposed, seconded and adopted by the holders of a majority of the outstanding shares of Common Stock at a meeting of the Corporation’s shareholders duly called and held on the date:

WHEREAS, upon the recommendation of the Board of Directors of the Corporation, the below named holders of a majority of the issued and outstanding shares of Common Stock deem it advisable and in the best interest of the Corporation to (i) approve that certain Exchange Agreement between the Corporation and SDC Holdings, LLC and its owners, SDOC Investors, LLC, Vahid Salalati, Greg Luster, Kevin Lewis, and Roger Ely, and ApothecaryRx, LLC and its owners, Oliver RX Investors, LLC, Lewis P. Zeidner, Michael Gold and James A. Cox dated November 15, 2007, and (ii) amend the Corporation’s Certificate of Incorporation to change the name of the Corporation to “Graymark Healthcare, Inc” and as required by the Exchange Agreement increase the number of authorized shares of Common Stock to 500,000,000.

NOW, THEREFORE, BE IT RESOLVED, that the Exchange Agreement between the Corporation and SDC Holdings, LLC and its owners, SDOC Investors, LLC, Vahid Salalati, Greg Luster, Kevin Lewis, and Roger Ely, and ApothecaryRx, LLC and its owners, Oliver RX Investors, LLC, Lewis P. Zeidner, Michael Gold and James A. Cox, dated November         , 2007, is hereby approved in all respects;

RESOLVED FURTHER,  that the Certificate of  Incorporation of the Corporation be amended to change the name of the Corporation and increase the number of authorized shares of common stock by amendment of articles First and Fourth of the Certificate of Incorporation to read as follows:

FIRST:  The name of the Corporation is Graymark Healthcare, Inc.

FOURTH:  The total number of shares of Common Stock which this Corporation shall have authority to issue is Five Hundred Million (500,000,000) shares.  The par value of each such share of Common Stock shall be One-Hundredth of One Cent ($0.0001), amounting in the aggregate to Fifty Thousand Dollars ($50,000).  The shares of Common Stock shall have no preemptive or preferential rights of subscription concerning further issuance or authorization of the Corporation’s shares of Common Stock.  Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, on any matter upon which holders of Common Stock are entitled to vote.

The total number of shares of Preferred Stock which this Corporation shall have authority to issue is Ten Million (10,000,000) shares.  The par value of each such share of Preferred Stock shall be One-Hundredth of One Cent ($0.0001), amounting in the aggregate to One Hundred Dollars ($1,000).  The Preferred Stock may be issued from time to time in one or more series and (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) shall have such other relative, participating, optional or special rights, qualifications, limitations or restrictions thereof as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

At any time and from time to time when authorized by resolution of the Board of Directors and without any action by its shareholders, the Corporation may issue or sell any shares of its stock of any class or series, whether out of the unissued shares thereof authorized by the Certificate of Incorporation as originally filed, or by an amendment thereof, and whether or not the shares thereof so issued or sold shall confer upon the holders thereof the right to exchange or convert such shares for or into other shares of stock of the Corporation of any class or classes or any series thereof.  When similarly authorized, but without any action by its shareholders, the Corporation may issue or grant rights, warrants or options, in bearer or registered or such other form as the Board of Directors may determine, for the purchase of shares of the stock of any class or series of the Corporation within such period of time, or without limit as to time, to such aggregate number of shares, and at such price per share, as the Board of Directors may determine.  Such rights, warrants or options may be issued or granted separately or in connection with the issue of any bonds, debentures, notes, obligations or other evidences of indebtedness or shares of the stock of any class or series of the Corporation and for such consideration and on such terms and conditions as the Board of Directors, in its sole discretion, may determine.  In each case, the consideration to be received by the Corporation for any such shares so issued or sold shall be such as shall be fixed from time to time by the Board of Directors.

EXECUTED on the date set forth below, but effective as of the         day of                     2007.

Date: , 2007
John Simonelli

Date: , 2007
Harry G. Frederickson, Jr.

Date: , 2007
Roy T. Oliver

Date: , 2007
SXJE, LLC
By:
Sam Eyde, Manager

Date: , 2007

Date: , 2007

Date: , 2007

APPENDIX C

FIRST AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

GRAYMARK PRODUCTIONS, INC.

GrayMark Productions, Inc., an Oklahoma corporation (this “Corporation”), does hereby certify:

1.  GrayMark Productions, Inc., an Oklahoma corporation, was incorporated on August 18, 2003.

2.  This First Amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 77 and 80 of the Oklahoma General Corporation Act (the “Act”).

3.  Articles FIRST and FOURTH of this Corporation’s Certificate of Incorporation is hereby amended to read in its entirety as follows:

FIRST:  The name of the Corporation is Graymark Healthcare, Inc.

FOURTH:  The total number of shares of Common Stock which this Corporation shall have authority to issue is Five Hundred Million (500,000,000) shares.  The par value of each such share of Common Stock shall be One-Hundredth of One Cent ($0.0001), amounting in the aggregate to Fifty Thousand Dollars ($50,000).  The shares of Common Stock shall have no preemptive or preferential rights of subscription concerning further issuance or authorization of the Corporation’s shares of Common Stock.  Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, on any matter upon which holders of Common Stock are entitled to vote.

The total number of shares of Preferred Stock which this Corporation shall have authority to issue is Ten Million (10,000,000) shares.  The par value of each such share of Preferred Stock shall be One-Hundredth of One Cent ($0.0001), amounting in the aggregate to One Hundred Dollars ($1,000).  The Preferred Stock may be issued from time to time in one or more series and (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) shall have such other relative, participating, optional or special rights, qualifications, limitations or restrictions thereof as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby vested in the Board of Directors.

At any time and from time to time when authorized by resolution of the Board of Directors and without any action by its shareholders, the Corporation may issue or sell any shares of its stock of any class or series, whether out of the unissued shares thereof authorized by the Certificate of Incorporation as originally filed, or by an amendment thereof, and whether or not the shares thereof so issued or sold shall confer upon the holders thereof the right to exchange or convert such shares for or into other shares of stock of the Corporation of any class or classes or any series thereof.  When similarly authorized, but without any action by its shareholders, the Corporation may issue or grant rights, warrants or options, in bearer or registered or such other form as the Board of Directors may determine, for the purchase of shares of the stock of any class or series of the Corporation within such period of time, or without limit as to time, to such aggregate number of shares, and at such price per share, as the Board of Directors may determine.  Such rights, warrants or options may be issued or granted separately or in connection with the issue of any bonds, debentures, notes, obligations or other evidences of indebtedness or shares of the stock of any class or series of the Corporation and for such consideration and on such terms and conditions as the Board of Directors, in its sole discretion, may determine.  In each case, the consideration to be received by the Corporation for any such shares so issued or sold shall be such as shall be fixed from time to time by the Board of Directors.

4.  In all other respect this Corporation’s Certificate of Incorporation remains as set forth in the Second Amended and Restated Certificate of Incorporation of this Corporation.

IN WITNESS WHEREOF, this Corporation has caused this First Amendment to the Certificate of Incorporation to be signed by its Chief Executive Officer and attested by its Secretary this         day of         , 2007.

GRAYMARK PRODUCTIONS, INC.

By:
John Simonelli
Chief Executive Officer

ATTEST:

Mark R. Kidd, Secretary

APPENDIX D

GRAYMARK PRODUCTIONS CODE OF CONDUCT, AN ETHICAL GUIDE

The following guidelines and policies are common and applicable to all GrayMark Productions companies, directors, officers, and employees. Subsidiaries and divisions may have established additional conduct standards and practices that help to implement, support or further make clear these policies and procedures. Employees may first confer with their immediate supervisors if they have ethics-related concerns, but should also feel free to access the resources outlined below.

It is imperative that GrayMark directors, officers and employees follow the ethical standards outlined below and report, in a timely fashion, any possible violations of these ethical standards.  Reporting ethical standard violations is not an act of disloyalty, but demonstrate your sense of responsibility, impartiality and nonpartisanship to your fellow directors and employees, as well as our customers, suppliers and shareholders.  No reprisal will occur for reporting possible ethical violations.  GrayMark directors, officers and employees are expected to have carefully read this Code of Conduct; however, there may be ethical questions that arise that are not specifically addressed in this Code.

TO GET MORE HELP OR TO REPORT A PROBLEM OR GET HELP

GrayMark has established the following procedures for directors, officers, and employees to report a possible Code of Conduct violation or to obtain help with a potential ethical issue. You have  the option to direct your enquiry to your immediate department head, who, in most cases, will be able to quickly assist in handling and resolving enquiries.  However, if you believe additional guidance is required because the department head will not address or has not timely addressed your issue or the matter is unclear or particularly sensitive (for example, the matter involves the department head), you have the option of anonymously reporting the possible ethical violation through the Ethics Hotline at 1-405-               .  The Ethics Hotline provides a convenient way to alert GrayMark of  a potential situation without having to divulge your identity.  The hotline will provide the information to GrayMark personnel responsible for investigating the matter.  Each caller remains anonymous, is assigned a number and is encouraged to call back after 30 days to check on the status of the reported possible violation.

Handling of Questions and Reports

Your report or enquiry will be handled confidentially to the greatest extent possible.  In order to ensure resolution of your enquiry, it may be difficult for you to remain anonymous, but you may do so if you choose.  You will simply need to let us know at the time of your call that you desire to remain anonymous. You may prefer to submit your inquiry via the mail, if so, please direct it to                    ,                    , at the corporate office in Oklahoma City, Oklahoma.

Business Conduct and Practices

Integrity, honesty, and good judgment are essential to our success.  Adherence to applicable laws and regulations are required in our business operations and dealings.

Accuracy and Retention of Business Records

Our employees are expected accurately and honestly to record and report information.  This accuracy and honesty includes reporting of hours worked, business expenses incurred, sales data and all other business-related activities.  Using good judgment and common sense in preparation of any GrayMark document ensures objective and accurate reflection of the facts of the situation.  Financial records and information must reflect accurately transactions and must be in accordance with generally accepted accounting principles.  No entry may be made on our books and records that hides or disguises the true nature of a transaction, intentionally or pursuant to other misconduct.

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All material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of GrayMark and its subsidiaries with unconsolidated entities or other persons (that have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses) must be disclosed if not required to be recorded.  No undisclosed or unrecorded funds, assets, arrangements, obligations (contingent or otherwise) and other relationships may be established.  We should also not participate in any transaction where we are uncomfortable with the manner in which the other party will account accurately and honestly for the transaction in its books and records.  No one shall knowingly alter, destroy, mutilate, conceal, cover up, falsify, or make a false entry in any record, document, or tangible object.  As a matter of business practice, our documents should be retained for the period of time specified in the applicable business unit record-retention schedule and then disposed of.  A copy of the applicable record-retention policy can be obtained from your department head.

GrayMark Assets and Property

Our employees are provided the space, tools and equipment required to perform their jobs. In return, we expect our employees to respect and protect GrayMark assets and property. Your use of our assets and property, including supplies, computers, printers, production equipment and products, should be to further our legitimate business objectives and should not be used for personal reasons to any significant extent.  Without prior approval by your supervisor, you are not allowed to take these assets and property outside our office facilities.  Inappropriate or unauthorized use of our assets and property, including computers, is a violation of our ethical standards.

You are not permitted to use GrayMark assets or property for personal gain or advancement.  The Internet and the Intranet should not be accessed to further individual political or other views from our facilities or from remote locations.  Solicitation of non-company business is strictly prohibited. Use of the Internet must not disrupt the operation of our network or the networks of other users and may not interfere with your productivity or the productivity of co-workers.   Employees should not use the Internet for personal use during work time.

Information of a confidential, sensitive or proprietary nature may not be placed or posted on the Internet (e.g., chat rooms) or otherwise be disclosed to anyone outside of GrayMark.  Use of email or any other means for delivery of fraudulent, harassing, threatening, obscene or inappropriate messages is strictly prohibited.  Additionally, derogatory or inflammatory messages or images about a person’s race, color, creed, age, sex, disability, religion, national origin, veteran status, physical attributes or sexual preference is strictly prohibited, as well as the transmittal of abusive, profane or offensive language through our communications system.  Transmission of chain letters over the Internet or even our Intranet is also prohibited.  Furthermore, if someone sends you a prohibited message, the situation should be reported immediately to your department head.

Material Inside Information

Our assets include confidential and proprietary information relating to the our present and planned business activities that has not been publicly released by our authorized representatives.  Confidential and proprietary information is information not generally known to the public.  This information includes without limitation computer programs, data, formulas, software and compositions, and customer, patient, employee and supplier information, financial data, inventions, manufacturing processes and techniques, marketing and sales programs, compensation information, new product designs, possible acquisition or divestiture activity, pricing information and cost data, regulatory approval strategies, research and development, information, service techniques and protocols, trade secrets and know-how, and strategic business plans.

Directors, officers and employees will, in the course of performing their duties, come into possession of information regarding GrayMark and possibly other unaffiliated corporations that is not generally available to the investing public including our shareholders.  Examples of such “inside information” include the possibility or terms of proposed mergers or acquisitions, proposals to increase or reduce dividends, operating results (favorable and unfavorable) of a just concluded fiscal quarter and important business developments or prospects.  The laws and concepts relating to the disclosure and non-disclosure of this information and the responsibilities of individuals in possession of this information have undergone and continue to be under constant reexamination and expansion.  Set forth below are the basic principles and suggestions of those areas in which our directors, officers, employees and other individuals who may be in possession

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of our “material inside information” should proceed with care.

The following outline presents, in general, the disclosure law regarding material inside information.  First, Rule 10b-5 under the Securities Exchange Act of 1934 and certain other federal securities law provisions prohibit the misstatement of, or failure to disclose, a material fact in connection with the purchase or sale of securities.  Second, as a consequence of these provisions, if there are purchases or sales of our securities by persons possessing material inside information not known to the public, such transactions may give rise to private lawsuits for damages or to civil and criminal proceedings by the Securities and Exchange Commission.  Similarly, participation (or acquiescence) by an officer, director, employee or other individual in a material misrepresentation or failure to disclose may, in some circumstances, subject the individual to liability for civil or criminal penalties including circumstances in which the individual did not personally gain.

Third, liability may be imposed upon GrayMark, our directors, officers, and employees and other insiders, as well as outsiders (advisers, consultants, etc.), who are the source of leaks of material information not yet disclosed to the public, which coincides with purchases or sales of our securities (a) by these insiders or outsiders, (b) by GrayMark or (c) by “tippees” (including relatives, friends, investment analysts, brokerage accounts, etc.), including situations in which the “tippor” was not personally benefitted or did not receive personal gain or advantage.

What is “material”?  Material information has been defined as information that could be expected to affect the investment decision of a reasonable investor or to alter significantly the market price of the stock.  Obviously it is most difficult to determine materiality, and the facts in each case must be carefully weighed.  Furthermore, it should be remembered that plaintiffs who challenge and judges who rule on particular transactions or activities have the benefit of hindsight.

What is “non-public” information?  Information should be considered non-public if it has not been disseminated in our annual or periodic reports to shareholders, has not been reported in our filings with the Securities and Exchange Commission, has not been the subject of a prior widely disseminated press release intended for and made available to the public, or has not been widely reported in the media, market letters, statistical services or the like.

To repeat, material, non-public information may not be disclosed to anyone, including friends, relatives and acquaintances, except for our personnel who have a clear right to know the information in order to fulfill their responsibilities.  No one who has material non-public inside information should trade in our securities or advise others to do so until the inside information has been publicly disclosed and becomes public information.

Disclosure Guidelines

We have designated specific representatives who are responsible for monitoring and coordinating our disclosure policy.  Any release of information on our behalf should be reviewed by the responsible personnel prior to publication, to ensure that disclosure is appropriate and adequate.  In addition, outside requests and questions from analysts, the press and the general public should routinely be directed to those representatives.  It is assumed that virtually all questions raised can be directed to them.  It is only in unusual circumstances that our other officials or representatives would be expected to have to deal with these requests or questions.

These guidelines are intended for use by our designated representatives in response to routine questions and by other members of management on those limited occasions when responses to questions are required.

In spite of the uncertainty and changing nature of disclosure law, it is possible to set forth some very basic guiding principles, some of which are derived from case law, some from Securities and Exchange Commission public releases and some from stock exchange policies.

First, you can discuss or explain, without being concerned about “materiality,” information that has been published and widely disseminated such as that contained in our annual report to shareholders, annual report on Form 10-K or Form 10-KSB, quarterly reports to shareholders, quarterly reports on Form 10-Q or Form 10-QSB, reports on Form 8-K, proxy statements and press releases.

You can discuss routine aspects of our business and general industry and economic trends such as our anticipated growth in releases and the effect of foreign exchange policies on the motion picture industry.  You can discuss information, even

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though not listed above, that clearly is insignificant in terms of past, present or presently anticipated capital expenditures, sales and earnings, such as a more efficient production techniques.

You should not discuss, unless it has been publicly announced and widely disseminated in the media, any of the following:

•                                          actual or projected revenues, earnings, significant capital expenditures or significant borrowings;

•                                          any action or event that had or is likely to have a significant effect on our anticipated annual revenues or earnings or that may result in a special or extraordinary charge against earnings or capital;

•                                          any non-routine action or event (such as a proposed joint venture, merger, acquisition or disposition of stock or assets), major new release, a change in control or a significant change in management, a call of securities for redemption, the public or private sale of a significant amount of our additional securities, major financing, significant litigation, a significant change in capital investment plans, significant change in operating or financial circumstances (such as cash-flow reductions, major write-offs), and any significant labor disputes, establishment of a program to repurchase our securities, a tender offer for another company’s securities, and significant changes in our asset values or lines of business.

You should not discuss any of the types of prohibited information described above that you may have learned about other companies because of special relationships with them such as joint ventures or acquisition or merger negotiations.

You should not discuss significant non-business matters affecting the market for our securities such as a forthcoming research recommendation by a brokerage firm, listing or delisting of any of our securities, or the intention by any party to buy or sell an abnormal amount of our securities, either through the market or privately.

You are not to disclose, permit or assist in the disclosure of our confidential information to anyone outside of GrayMark (unless they need the information to perform work for GrayMark and then only if properly authorized by our management to receive this information).  You are also obligated to hold in confidence information received on a confidential basis from other companies or individuals. Your confidentiality obligation continues even after your employment termination. We may develop innovations and ideas that are eligible for patent, copyright, trademark or other trade secret protection.  Your unauthorized disclosure may jeopardize these valuable protections.  Consult with our President, John Simonelli, if you have questions.

If additional guidance regarding our policy on treatment of confidential information, you should refer to our Corporate Policy Statement on Insider Trading and Treatment of Confidential Information.

Contact Person:

John Simonelli, President

(405) 601-5300

Employment Practices

Mutual respect and dignity is the best practice.

Environmental, Health and Safety

Our policy is to provide a safe and healthy workplace to our employees.  We are also committed and expect our employees to be similarly committed to support responsible environmental practices and initiatives to protect our communities. Consistent with these policies, employees must abide by all Environmental, Health and Safety rules, regulations and practices, and must assume responsibility for taking the necessary precautions to protect themselves, their co-workers and the communities in which we do business.  Although employees are not expected to be experts in every aspect of health and safety or environmental law and regulations, we expect our employees to understand those

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requirements that apply to their area of responsibility and to report accidents and unsafe practices or conditions to their supervisors, department heads or other designated persons.  We will take appropriate timely action to correct unsafe conditions. We conduct periodic Environmental, Health and Safety assessments of our facility to help ensure compliance with all applicable laws and regulations.

Drug and Alcohol

As an employee, you are expected to report to work in condition to perform your duties, free from the influence of alcohol or non-prescription drugs.  Showing up for work under the influence of alcohol or any illegal drug, having an illegal drug in your system, using legal drugs inappropriately or using, possessing or selling illegal drugs while on the job or on GrayMark property is strictly forbidden and may result in your immediate termination.  Off-the-job involvement with illegal drugs can have an impact on health and safety in the workplace.  In order to establish and maintain a drug-free work environment, we may require drug testing of our employees in accordance with applicable laws, including privacy laws.

Equal Employment Opportunity

We consider ethnic diversity of our employees to be a tremendous asset.  We offer and provide equal employment opportunity in all aspects of our employment including benefits, compensation, employment conditions and privileges, corrective action, hiring, layoffs, recalls and terminations, recruiting, social and recreational programs, transfers, any educational assistance, and upgrading and promotion.  We provide equal employment opportunities to all employees without regard to race, color, creed, religion, national origin, sex, age, disability, physical attributes, sexual orientation or veteran status.

Workplace Harassment

Workplace harassment is any unsolicited or undesirable conduct based on a person’s sex, race, color, religion, age, ethnic or national origin, sexual orientation, disability or other illegal or inappropriate basis.  Our policy is to maintain a workplace environment free of harassment and intimidation.  Inappropriate verbal, nonverbal or physical conduct by any employee because of another employee’s sex, race, color, religion, age, ethnic or national origin, sexual orientation or disability is not tolerated, nor is conduct of an intimate or sexual nature or that harasses, disrupts or interferes with another’s workplace performance or that creates an intimidating, offensive, abusive or hostile work environment.  This type of conduct, when severe or pervasive enough to create an objectively hostile or abusive work environment that a reasonable person would find hostile or abusive, is not only against our policy but is also against the law.  We are all responsible for maintaining a harassment-free environment.  As an employee, you may be held personally liable for engaging in or supporting acts of workplace harassment.  If you think that you are being harassed, immediately demand the offending person to stop, making it clear that the person’s action is unsolicited and unwelcome.  If you are not comfortable with direct confrontation, or if the demand to stop is ineffective, you must immediately report the situation to your supervisor, human resources representative or other member of management.  We expect these people will quickly resolve most inquiries; however, if additional direction or assistance is required, or you believe the matter is particularly sensitive (such as, involving your supervisor, department head or other management members), or the person to whom you reported the incident failed to address the problem, immediately contact John Simonelli at (405) 494-4900.

All harassment reports will be investigated in accordance with the appropriate human resource policies and procedures. Please contact John Simonelli for more information.

Conflicts of Interest

All of us are presented with activities that may conflict with our responsibilities to GrayMark (including our officers, directors, employees, marketing representatives, customers, members and shareholders).  The ultimate question is “Will my ability to make the right decision for GrayMark be questioned?”  If the answer is “yes” or “maybe,” a conflict may exist and we should not participate in the activity. A conflict

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of interest exists when the personal interests or activities appear to or may influence the ability to act in the best interests of GrayMark.

Family Members

A conflict of interest may arise in business dealings with or competing with business enterprises or associations in which family members have an ownership or employment interest.  “Family members” include a spouse, parents, children, siblings and in-laws. Our directors, officers and employees are not permitted to conduct business on our behalf with their family members or an enterprise or association with which the officer, director or employee or family member is associated without the prior specific written approval by the appropriate officer or our Board of Directors.

Ownership in Other Business Enterprises

Our directors, officers and employees and their family members are not permitted to own, directly or indirectly, a significant financial interest in any business enterprise that does or seeks to do business with, or is in competition with, us unless prior specific written approval has been granted by our Board of Directors.  As a guide, “a significant financial interest” refers to an ownership interest of more than 1% of the outstanding securities/capital value of the business enterprise or that represents more than 5% of the total assets of the director, officer, employee or family member.

Outside Employment

As an officer or employee, your primary employment obligation is to GrayMark.  Any outside business activities or employment, as self-employment or as a second job, must remain completely separate from your employment activities with us.  Use of our customers, suppliers, time, name, influence, assets, facilities, materials or services of our other employees for outside activities is strictly prohibited unless specifically authorized by us, as in certain volunteer work.

Other than with the prior written consent of your supervisor or department head, employees who take a paid or unpaid leave of absence cannot use the leave for the purpose of obtaining other employment.

Directors’ Responsibilities

As a director, your duty to GrayMark and its shareholders (and in some decision situations expanding to include our employees, marketing representatives, members, customers, suppliers and communities) is that of a fiduciary, including duties of care and loyalty and more recently these duties have expanded to include the duty of candor or disclosure.

The duty of care requires that amount of care a prudent person in a like situation or circumstance would ordinarily exercise.  As a prudent person, a director is not presumed to have special management skill, but is expected to exercise common sense, apply the skills he or she possesses, and make thoughtful, considered and informed decisions.  The amount of required care increases with the importance and complexity of the proposed action.  Significant corporate decisions require substantial diligence, which include the following:  merging or selling the company; establishing or waiving antitakeover defenses; hiring, terminating, or setting compensation of management; approving debt or equity offerings, or other material financing; entering into new lines of business or abandoning established lines of business; determining significant impairment or writeoff of assets; and approving an annual budget or business plan.

It is the directors’ responsibility to become informed of all material information reasonably available to the directors prior to making a decision.  In carrying out their duty of care in the assessment of a proposal, the directors must

•                                          be provided advance notice of the purpose of each board meeting, provided documentation related to the items to be considered and acted upon at the meeting, including documentation describing the essentials of any proposed corporate transaction;

•                                          discuss any proposed corporate transaction with the company’s legal and financial advisors;

•                                          personally attend meetings; and

•                                          make sufficient enquires prior to and at the meeting to discuss and understand as fully as possible all of the relevant issues.

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Our directors, in making decisions, may rely generally on information and reports from our officers and employees, legal and financial advisors, and committees of our Board.  However, reliance should be prudent.  Each director must assess the qualifications of the person or persons comprising the committee providing the information and advice, examine the work product, and not have knowledge that would make reliance unreasonable.  Each director has the duty to ask, ask, ask.

The second element of director responsibility is the duty of loyalty.  This duty requires the director to give the highest priority to our interests and the interests of our shareholders without regard to and setting aside all personal interests in making decisions.  If a director has a personal interest in a matter, the director must disclose, preferable in writing followed by in person discussion with the Board, the interest and abstain from voting or otherwise participating in the decision making process.  Similarly, directors should not pursue, other than through GrayMark, business opportunities that relate to our existing or contemplated business unless disinterested Board members have passed on the opportunity following full disclosure.

The third and more recently developed duty is that of candor and disclosure.  This additional responsibility derives from both the duty of care and duty of loyalty.  The duty of candor requires our directors to disclose to fellow directors and our shareholders all information known to them that is relevant to the decision under consideration.  The materiality of all undisclosed or under-disclosed information determines whether the duty of candor has been satisfied.  The rule is disclose, disclose, disclose.

Conflicts of interest and corporate opportunities present the greatest challenges in the exercise of director responsibilities.  The frequency of conflicts of interest has given rise to a host of methods to manage conflicts.  These methods, if properly respected, permit the Board to act responsibly and include:

•                                          Approval by a Majority Vote of the Board, With Interested Directors Abstaining.  If only one director, or a small number of directors on a larger Board, has a conflict of interest, a majority of the Board may approve the proposal.  In this situation, a director is required to disclose all facts relevant to the Board’s decision, and abstain from vote.  At appropriate times in the discussion, the director may excuse himself or herself or be requested to be excused from the meeting for discussion of the matter in his or her absence.

•                                          Approval by a Special Committee.  Our Board may establish a special committee of disinterested directors to approve a particular transaction.  Our Board’s chairperson or disinterested directors will exercise authority in establishing the committee.  The final decision may either be delegated to the special committee or be reserved by the Board following committee recommendation respecting the transaction.  If established, the special committee will be provided a funded budget to secure independent legal counsel and financial advisors as the committee deems appropriate to ensure committee independence.

•                                          Approval by Shareholders.  If all or nearly all directors have a conflict of interest, the Board may seek shareholder approval of a particular transaction.  The disclosure provided to our shareholders must fully describe the proposed transaction and all conflicts as well as all other relevant information.  The Board may call for shareholder vote without a Board recommendation.

Loans to Directors and Officers

Under federal securities laws we are not permitted, directly or indirectly (including through one of our subsidiaries, to extend or maintain credit, to arrange for the extension of credit, or to renew an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof).  Accordingly, our directors and officers should not seek in any way to obtain a loan from us or use our credit history, assets or property to secure a loan or establish credit of any kind.  This does not preclude a director or an officer from using GrayMark as a credit reference or an employment history.

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Gifts and Gratuities

GrayMark directors, officers and employees are not to accept gifts, gratuities, or entertainment having more than a modest value from established or potential suppliers, marketing representatives, members, and customers or their employees.  This rule equally applies to gifts between directors, officers and employees.  This does not preclude gifts and gratuities of modest value items and reasonable entertainment.  All gifts and entertainment must be properly reported on expense statements.

Consultants and Agents

When hiring an individual or firm to provide consulting services for or represent GrayMark, care must be taken to determine if any conflicts of interest exist between GrayMark and the person or firm to be hired.  Only reputable and qualified outside consultants and agents are to be hired and you have the responsibility to make this determination.  All agreements and understandings with consultants and agents are to be written.  No director, officer or employee may indirectly or through an agent, do anything prohibited under our Code of Conduct or other policies.  The same standards of conduct apply to agents as apply to our directors, officers and employees when conducting business for GrayMark. These individuals should be given a copy of this Code of Conduct and our policies.  This requirement should be reflected in the agent’s written agreement with us.

Securities Laws and Inside Information

Our directors,  executive officers and employees frequently are in possession of non-public material information.  Investment by employees, officers and directors in GrayMark stock and securities is generally desirable and not to be discouraged.  However, such investments should be made with extreme caution, and with recognition of the legal prohibitions against the use by “insiders” of confidential information for their personal profit  which is generally known as “insider trading.”  Our policy against insider trading is designed to promote compliance with securities laws and to protect GrayMark and our directors, officers, employees, consultant, advisors and other representatives from liability and penalties resulting from securities law violations.  We must continue to maintain the high level of integrity, ethical conduct and reputation that we have established. This policy is one of the important elements of that effort.  Using material, non-public information as the basis for buying or selling our securities is a violation of securities laws and this policy.  Any director, officer, or employee, at any level, may not buy or sell shares or other securities of GrayMark or any other company as a result of becoming aware of non-public material information related to GrayMark or the other company through negotiations or otherwise.  Non-public information may not be disclosed to any person outside of GrayMark until one of our authorized officials has adequately disclosed the information to the public.  Additionally, you may not have any other person purchase  or sell securities on your behalf while the material information you have is non-public.  Any purchases or sales made by another person on your behalf will be attributable to you.  If you have questions regarding these topics, please contact John Simonelli at (405) 292-4900.

As indicated above, “material information” is any information that a reasonable investor would consider important in deciding whether to buy, sell or hold securities. Consult John Simonelli if you are questioning whether certain information is material.

The following are guidelines to aid directors, officers and employees in determining when trading in GrayMark stock and other securities (and, if applicable, the stock and other securities of other public companies when confidential information is received as a result of the position held by our directors, officers or employees) is appropriate:

•                                          You may not trade if you have knowledge of material information that has not been made widely available to the investing public (i) about GrayMark or (ii) about any other publicly-held company obtained as a result of your position with GrayMark.  If you have any question whether information you possess may be material, we urge that you discuss the matter with our Corporate Counsel.  Once the information has been released to the public, we urge that you refrain from trading until sufficient time has passed to ensure that the information has been widely distributed to the investing public.  In most cases, we recommend that you refrain from trading until 24 hours after release of the information, but if circumstances warrant, you may be advisable to wait a longer period.  If the information is of a nature and distribution that will reach the investing public quickly, on the other hand, you may trade prior to expiration of the 24-hour period.  If you have any questions as to whether it is

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                                                appropriate to trade in a given circumstance, contact the Corporate Counsel for advice prior to trading.

•                                          You may not trade, without prior permission of the Board of Directors, during any period which responsible officer or official has designated as a limited trading period, regardless of whether you possess any material inside information about us.

•                                          You may not trade during the last five trading days of each month while the IMR Stock Purchase Plan continues in existence if you are an executive officer or director.  For purposes of “trading day” shall mean each of those days on which securities are traded on the New York Stock Exchange.

•                                          You generally may trade if you do not possess any material information about us or any other publicly-held company that has not been publicly disclosed, and no limitation on trading has been declared.  Caution must still be exercised, however.  Trading will generally be appropriate during the following periods commencing two trading days after the annual report on Form 10-K or Form 10-KSB or after a quarterly report on Form 10-Q or Form 10-QSB has been filed with the Securities and Exchange Commission or a Form 8-K has been filed with the Securities and Exchange Commission announcing the results of operations prior to filing of the applicable report (provided that the report has adequately disclosed all important corporate developments and that no new major undisclosed developments occur within the period covered by the report) and continuing until the last day of the 15th day of the third month of the next quarter.  These periods are generally as follows:

Report or Form 8-K Filing with the Securities and Exchange Commission	Trading Period: Two trading days following filing and continuing until

Annual Report	March 15

First Quarterly Report	June 15

Second Quarterly Report	November 15

Third Quarterly Report	December 15

Short Swing Profits

In addition to the foregoing restrictions on transactions in GrayMark stock and other securities, our directors and executive officers are required to report to the SEC their transactions in our securities by filing Forms 3 and 4.  The initial purpose of these reports is to determine whether the director or executive officer realized profits from the purchase and sale of securities within a six-month period.  Our policy against short swing profits is the same as our policy on insider trading.  The policy is designed to promote compliance with securities laws and to maintain the high level of integrity, ethical conduct and reputation that we have established. This policy is an important part of that effort.

Under federal securities laws our directors and executive officers, while serving as a director or an executive officer, are prohibited from purchasing followed by sale or selling followed by purchase GrayMark stock and other securities within a six-month period.  In such event, the director or executive officer, upon written demand, shall immediately remit to us the amount of profit or gain realized upon such sale or purchase, as determined in accordance with applicable securities laws.  Failure to remit the realized profit or gain within 15 days following receipt of the demand will be grounds for removal from our Board and/or termination as an officer and employee and we will take legal action to recover the profit or gain.  There are certain exemptions from the short swing profit prohibitions under federal securities laws.  If one or more of these exemptions were available to the officer or director, the profit or gain will not constitute short swing profits and remittance of the profit or gain will not be required nor will termination be appropriate.  If you have any questions related to short swing profits, please contact John Simonelli at (405) 292-4900.

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Service and Product Quality and Regulatory Compliance

The quality of our services and film products are essential.

We continue to maintain a regulatory compliance system designed to comply with all applicable laws.  Our compliance system adheres to a variety of regulations applicable to our various business activities.  Compliance and quality assessment are conducted either by business units or corporate staff to facilitate an objective analysis of operations. Our management team is responsible for effectively communicating and training each employee on relevant quality and regulatory standards, the specifications each employee must meet and the procedures each must follow.  Each employee is responsible for the quality of his or her work, for implementing the relevant provisions of the quality system and for complying with policies and procedures.

Any violations of law or suspected instances of non-conformity with specifications and procedures must be promptly reported by our employees to their supervisors or department heads. Disciplinary actions will be considered for any violation including dismissal.  Typical compliance and quality issues that are addressed by corporate or division policies and procedures include the proper accountability, design control procedures to customer services and sales conform to or comply with regulations, and procedures to isolate nonconformance with policies and implementation of remedial action to prevent a recurrence.  It should be remembered that each employee is personally liable for intentional violations of the law.  Employees in a supervisory capacity may be liable for violations committed by employees under their supervision. Every employee is expected to be diligent in preventing, detecting and promptly reporting violations of the law or instances of non-conformance.

Environment

We all must act responsibly toward the environment.

Although our business activities do not involve activities that may result in releases or discharges of environmentally hazardous materials, our employees are responsible for GrayMark’s environmental performance and each employee has a duty to us and the community to act in a responsible manner toward the environment.  This means you must try, to the best of your ability, to minimize the impact that our business activities have on the environment.  Facilities must comply with environmental laws and not operate without the required permits, approvals, and controls.  Responsible individuals must keep pollution-control equipment in proper working order, and, if applicable, must submit accurate and timely reports of the environmental information required by government agencies.

Customer Gifts, Gratuities and Donations

Business Courtesies

From time to time, we may offer a gift as part of a public event.  These gifts must be approved in advance and accurately and completely accounted for and reported on our books and records.

Customer Gifts, Gratuities and Donations vs. Bribes or Kickbacks

The securing of business through the offer or making of bribes, kickbacks, lavish gifts or entertainment to secure business is strictly prohibited and illegal under federal and state laws.  Discounts and rebates are generally permitted provided that they are properly identified and disclosed as discounts and rebates.  Consult John Simonelli to ensure that contracts providing for discounts and rebates are properly structured and will not be misconstrued.

Business entertainment must be moderately scaled and clearly intended to create understanding and goodwill among business partners.  So, for example, if tickets to a sporting or cultural event are offered, then the person offering the tickets must plan to attend the event as well.  As a general guideline, business entertainment in the form of meals and beverages is acceptable, as long as it is not lavish and does not become routine.  Reasonable gifts, gratuities and entertainment of modest value are generally permissible business courtesies when dealing with employees of non-government customers.

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Special rules may apply when dealing with state or local officials and special rules do apply when dealing with federal government procurement officials. You should consult John Simonelli when doing business with the government.  There are some cases where refusal of a valuable gift would cause embarrassment and hurt to the person offering it.  This may be particularly true when you are a guest in another country, and the gift is something from that country offered as part of a public occasion.  In these cases, the best practice is usually to accept the gift on behalf of GrayMark, report it to your supervisor or department head and turn it over to GrayMark.  As a responsible corporate citizen, we can donate money,  products or other property to worthy causes, including fund-raising campaigns conducted by our customers. To remain an appropriate donation, the contribution should not be connected to any specific customer purchases or purchasing commitments.

Customer requests for donations of significant sums of money should be forwarded to your department head.  Employees are not permitted to make a donation at a customer’s request and then seek our reimbursement as a business expense.  All corporate donations must be approved and paid by GrayMark.

Sponsored Trips

In the normal course of conducting our business, as a means of promoting our products and services we may sponsor trips to our regional and national conventions or other destinations and pay expenses of persons other than employees and consultants.  These payments must be carefully scrutinized in advance by John Simlelli to determine whether they are permitted under applicable laws, regulations and ethical codes.  If such payments are permitted, they must be made in accordance with our control procedures.  The purpose of these payments should not be to induce the purchase of our services or products (e.g., they should not be offered as an inducement to make specific purchases or included as consideration in commercial contracts).  Our accounting staff is responsible for establishing control procedures for such payments to ensure compliance with applicable laws and our financial policy on accounting for sponsored trips.

Relations with Government

Agencies & Departments

As with all other aspects of our activities, honesty and integrity is required in all relations with government agencies, officials and employees, and these relations must be conducted in compliance with the applicable laws and regulations.

Political Contributions and Activities

In general, it is essential that you obey federal, state and local laws in making political contributions.  Political contributions by us to federal, state or local political candidates is regulated and may be prohibited under these election laws.  You are not to use corporate funds to contribute to a political party, committee, organization or candidate without the review and written approval of our President.

Personal Involvement and Political Action Committees

We encourage our employees to participate in the political affairs. This participation includes voting, expressing views on public policy matters, supporting and contributing to candidates and political parties, and seeking public office.  Employees should at all times make clear that their views and actions are not those of GrayMark.  We do not seek to limit the political activities of our employees on their own time, or the gifts or contributions they may make with their own funds.  Employees who desire to seek elective office or accept appointive office must notify their department head and indicate how the duties of the office will affect their job performance.

Responding to Government Requests and Enquires

We have a policy of cooperation regarding all reasonable requests concerning our operations by federal, state, and municipal agencies.  However, you must consult with John Simonelli and wait for instructions before responding to these requests, submitting to an interview or allowing government officials access to our facilities and documents.

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Fraud and Similar Irregularities

Fraudulent activity is strictly prohibited.  The following procedures are to be followed concerning the recognition, reporting and investigation of suspected fraud.  Use of email, the Internet, Intranet, fax machines or telephones for personal purposes is very limited and may not be used to, threaten, insult, defraud, steal, obtain or forward pornography, or inappropriately access 800, 888, or 900 numbers.   Fraud includes without limitation dishonest or fraudulent acts, embezzlement, forgery or alteration of checks, draft and other negotiable instruments, misappropriation of GrayMark, employee, customer, partner or supplier assets, conversion to personal use of cash, securities, supplies or any other GrayMark asset, unauthorized handling or reporting of GrayMark transactions, falsification of GrayMark records or financial statements, for personal or other reasons.  A fraudulent act can include an act committed by an employee that injures a supplier or customer, as well as an act that injures us and our employees. As a result, we will pursue legal and criminal prosecution in all instances of fraud.

Any director, officer, employee, agent or consultant who suspects that any fraudulent activity may have occurred is required to report this concern to John Simonelli before any action is taken with respect to the individual accused of perpetrating the alleged business impropriety.  Such allegations, if proven to be factual, will lead to termination, the involvement of local law enforcement and actions to recover our funds.

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